As Filed with the Securities and Exchange Commission on May 1, 2017

REGISTRATION NO. 333-168712

811-05846

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 14

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 137

DELAWARE LIFE VARIABLE ACCOUNT F

(Exact Name of Registrant)

DELAWARE LIFE INSURANCE COMPANY

(Name of Depositor)

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02451

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (844) 448-3519

Michael S. Bloom, Senior Vice President and General Counsel

Delaware Life Insurance Company

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02451

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☑	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on (date) pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Flexible Premium Deferred Variable Annuity Contracts.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

PART A

MAY 1, 2017

MASTERS FLEX II PROSPECTUS

Delaware Life Insurance Company and Delaware Life Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals. The contracts and certificates described in this Prospectus are no longer available for sale. You may choose among a number of fixed and variable investment options. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following funds (the “Funds”):

Large-Cap Equity Funds

Rational Dividend Capture VA Fund

Fidelity® Contrafund® Portfolio, Service Class 2 (of Variable Insurance Products Fund II)

Franklin Mutual Shares VIP Fund, Class 4

Invesco V.I. Comstock Fund, Series II

JPMorgan Insurance Trust U.S. Equity Portfolio, Class 2

Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio, Class VC

MFS® Core Equity Portfolio, Service Class

MFS® Growth Series, Service Class

MFS® Research Series, Service Class

MFS® Value Series, Service Class

Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio, Class II

Putnam VT Equity Income Fund, Class IB

Variable Portfolio - Loomis Sayles Growth Fund, Class 2

Mid-Cap Equity Funds

Fidelity® Mid Cap Portfolio, Service Class 2 (of Variable Insurance Products Fund III)

Invesco V.I. American Value Fund, Series II

Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio, Class VC

MFS® Mid Cap Growth Series, Service Class

MFS® Mid Cap Value Portfolio, Service Class

Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio, Class II

Small - Mid-Cap Equity Fund

AB Small/Mid Cap Value Portfolio, Class B

Small-Cap Equity Funds

Rational Insider Buying VA Fund

Franklin Small Cap Value VIP Fund, Class 4

MFS® Blended Research Small Cap Equity Portfolio, Service Class

MFS® New Discovery Value Portfolio, Service Class

MFS® New Discovery Series, Service Class

International/Global Equity Funds

First Eagle Overseas Variable Fund

Invesco V.I. International Growth Fund, Series II

MFS® International Growth Portfolio, Service Class

MFS® International Value Portfolio, Service Class

MFS® Research International Portfolio, Service Class

Oppenheimer Global Fund/VA, Service Shares

PIMCO StocksPLUS® Global Portfolio, Advisor Class

Emerging Markets Equity Funds

Lazard Retirement Emerging Markets Equity Portfolio, Service Class

MFS® Emerging Markets Equity Portfolio, Service Class

Specialty Sector Equity Fund

MFS® Utilities Series, Service Class

Specialty Sector Commodity Fund

PIMCO CommodityRealReturn® Strategy Portfolio, Advisor Class

Real Estate Equity Fund

MFS® Global Real Estate Portfolio, Service Class

Asset Allocation Funds

AB Balanced Wealth Strategy Portfolio, Class B

AB Dynamic Asset Allocation Portfolio, Class B

BlackRock Global Allocation V.I. Fund, Class III

Fidelity® Balanced Portfolio, Service Class 2 (of Variable Insurance Products Fund III)

Franklin Income VIP Fund, Class 4

Invesco V.I. Equity and Income Fund, Series II

MFS® Conservative Allocation Portfolio, Service Class

MFS® Global Tactical Allocation Portfolio, Service Class

MFS® Growth Allocation Portfolio, Service Class

MFS® Moderate Allocation Portfolio, Service Class

MFS® Total Return Series, Service Class

PIMCO All Asset Portfolio, Advisor Class

PIMCO Global Multi-Asset Managed Allocation Portfolio, Advisor Class

Putnam VT Absolute Return 500 Fund, Class IB

Money Market Fund

MFS® U.S. Government Money Market Portfolio, Service Class

Global Bond Fund

Templeton Global Bond VIP Fund, Class 4

Short-Term Bond Fund

MFS® Limited Maturity Portfolio, Service Class

Intermediate-Term Bond Funds

JPMorgan Insurance Trust Core Bond Portfolio, Class 2

MFS® Government Securities Portfolio, Service Class

MFS® Total Return Bond Series, Service Class

Inflation Adjusted Bond Fund

MFS® Inflation-Adjusted Bond Portfolio, Service Class

Multi-Sector Bond Fund

Franklin Strategic Income VIP Fund, Class 4

High Yield Bond Fund

MFS® High Yield Portfolio, Service Class

Emerging Markets Bond Fund

PIMCO Emerging Markets Bond Portfolio, Advisor Class

Not all Funds may be available as an investment option under your Contract. Please see “Variable Account Options: The Funds.”

We have filed a Statement of Additional Information dated May 1, 2017 (the “SAI”) with the Securities and Exchange Commission (the “SEC”), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 67 of this Prospectus. You may obtain a copy without charge by writing to us at our Service Address or by telephoning (877) 253-2323. In addition, you can inspect and copy all of our filings at the SEC’s public reference facilities at: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC will provide copies by mail for a fee. The SEC also has a website (www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

Any reference in this Prospectus to receipt by us means receipt at our Service Address: DELAWARE LIFE INSURANCE COMPANY, P.O. Box 758581, Topeka, KS 66675-8581.

Overnight Mailing Service Address:	Delaware Life Insurance Company Mail Zone 581 5801 S.W. 6th Avenue Topeka, KS 66636

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the capitalized terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these capitalized terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a capitalized term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Masters Flex II Contract provides a number of important benefits for your retirement planning. You are eligible to purchase a Contract if you are age 85 or younger on the Open Date. During the Accumulation Phase, you make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or the Fixed Account options available through our dollar-cost averaging program. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by purchasing the optional death benefit, at an additional cost if you are younger than age 75 on the Open Date.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or the maximum annual Individual Retirement Annuity contribution, unless we waive these limits. You can make additional Purchase Payments at any time during the Accumulation Phase. Currently there is no minimum amount required for additional Purchase Payments. However, we reserve the right to require that each additional Purchase Payment be at least $1,000. We will not accept, without our prior approval, a Purchase Payment if your Account Value is over $2 million or if the Purchase Payment would cause your Account Value to exceed $2 million. These general requirements for Purchase Payments apply even if you elect an optional living benefit. In addition, there are other restrictions on the amounts and frequency of Purchase Payments that apply depending upon which optional living benefit you select.

If you select the Income Riser III living benefit, you can only make additional Purchase Payments during your first Account Year. Under Income Riser III, any Purchase Payments received after your first Account Anniversary will be deemed “not in Good Order” and returned to you.

If you select the Income Maximizer or Income Maximizer Plus living benefits, you can make additional Purchase Payments at any time. However, after your first Account Anniversary, Purchase Payments can not exceed $50,000 per Account Year, without our prior approval. We reserve the right not to allow additional Purchase Payments at anytime under Income Maximizer or Income Maximizer Plus. We will notify all Contract Owners in writing before we exercise this right.

Variable Account Options: The Funds

You can allocate your Purchase Payments among the Sub-Accounts investing in a number of Fund options. You may also transfer among the Funds. Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund. The investment returns on the Funds are not guaranteed. You can make or lose money.

The Fixed Account Options: The DCA Periods

You can allocate your Purchase Payments to one of the Fixed Account options available through our dollar-cost averaging (“DCA”) program: 6-month DCA Period and 12-month DCA Period. Each DCA Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate required by law. Once we have accepted your allocation to a particular DCA Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the DCA Period. We reserve the right to stop offering the DCA program. (See “Other Programs.”)

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

If your Account Value is less than $100,000 on your Account Anniversary, we deduct a $50 Annual Account Fee. We will waive the Account Fee if your Account Value is $100,000 or more on your Account Anniversary.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.30% of the average daily value of the Contract invested in the Variable Account.

We also deduct an administrative charge at an annual rate of 0.15% of the average daily value and a distribution fee at an annual rate of 0.20% of the average daily value of the Contract invested in the Variable Account.

We may assess a withdrawal charge on certain amounts that you withdraw during the first four Account Years after your Issue Date. The withdrawal charge (also known as a “contingent deferred sales charge”) starts at 8% in the first Account Year and declines to 0% after four complete Account Years.

Currently, you can transfer your Account Value among the underlying Funds free of charge. However, we reserve the right to impose a charge of up to $15 per transfer. We limit the number of your Fund transfers to 12 per year. (See “Transfer Privilege.”)

If you elect the optional death benefit, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account at an annual rate of 0.40% of the average daily value of your Contract.

If you elect an optional living benefit, we will assess a periodic charge at a rate that may differ among the optional living benefits that are available. The annual amount of the charge will not exceed 1.75% for single-life coverage, and 1.95% for joint-life coverage, of the highest Withdrawal Benefit Base during the Account Year.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

Optional Living Benefits

At issue, you may choose to participate in one of the following optional living benefits available under your Contract:

•	Income Riser III (“SIR III”) offers a guaranteed withdrawal benefit with an opportunity for a bonus to be added to your benefit base if you defer taking withdrawals during a specified time period under your Contract.

•	Income Maximizer (“SIM”) offers the same guaranteed withdrawal benefit as SIR III, includes a higher bonus than SIR III, and offers a benefit base enhancement equal to 200% of your first-year Purchase Payments.

•	Income Maximizer Plus (“SIM Plus”) offers the same guaranteed withdrawal benefit, bonus, and benefit base enhancement as SIM and offers an additional opportunity to increase the amount of your annual withdrawal over time regardless of market performance.

If you are age 59 or older, each of the living benefits offer lifetime income even if your Account Value declines to zero, provided that you limit the amount you withdraw annually to a specified percentage of your benefit base and you limit your investments to the Designated Funds. (See “Description of Living Benefits” and “Annual Withdrawal Amount.”) The living benefits also allow you to “step-up,” or increase, your guaranteed amount on an annual basis, if eligible. You will pay a fee for the optional living benefit that you select.

These optional living benefits are available only if you are 85 or younger on the Open Date. For SIM or SIM Plus all Owners and Annuitants must be 21 or older on the Open Date. If you want to participate in an optional living benefit, you must elect it when you purchase your Contract.

Under SIR III, you may make Purchase Payments only during your first Account Year. Any Purchase Payments received after your first Account Anniversary will be deemed “not in Good Order” and returned to you.

Under SIM and SIM Plus, you may make additional Purchase Payments at any time. However, after your first Account Anniversary, you may only make Purchase Payments up to $50,000 per Account Year without our prior approval. In addition, under SIM and SIM Plus, we reserve the right not to accept any additional Purchase Payments. We will notify you in writing before we exercise this right.

Purchase Payments allocated to investment options other than the Designated Funds will only terminate the optional living benefit. Withdrawals taken in excess of allowable amounts, or withdrawals taken prior to certain dates, may severely decrease your Account Value or cause your Contract and your living benefit to terminate without value.

You may terminate an optional living benefit at any time. In addition, your optional living benefit will terminate if you annuitize or if you transfer any portion of your Account Value to an investment option other than one of the Designated Funds. In certain circumstances, a change of ownership may also terminate your living benefit. Upon termination, all benefits and fees associated with the optional living benefit will cease. Once terminated, a living benefit may not be reinstated.

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments on a fixed or variable basis. If you choose to receive any part of your annuity payments on a variable basis, the dollar amount of the payments may fluctuate with the performance of the underlying Funds. Subject to the Maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment option.

During the Income Phase, we will deduct total insurance charges at an annual rate of 1.65% of your average daily Annuity Unit values. We will not deduct the mortality and expense risk charge; nor will we deduct the charges for any optional living benefit or optional death benefit. The 1.65% insurance charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit. The amount of the death benefit depends upon whether you choose the basic death benefit or, for a fee, the optional death benefit. The basic death benefit pays the greater of your Account Value or your total Purchase Payments (adjusted for withdrawals) calculated as of your Death Benefit Date. If you are younger than age 75 on the Open Date, you may purchase the Maximum Anniversary Account Value (“MAV”) optional death benefit which pays the greater of the basic death benefit and the highest Account Value on any Account Anniversary (adjusted for withdrawals) prior to age 81. You must make your election before your Issue Date. Your death benefit election may not be changed after your Issue Date.

Withdrawals and Withdrawal Charges

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. During the first four Account Years, this “free withdrawal amount” is equal to 10% of the amount of all Purchase Payments made minus all withdrawals that were not subject to withdrawal charges taken during the current Account Year. All other Purchase Payments withdrawn will be subject to a withdrawal charge. After the end of the fourth Account Year, any amount you withdraw is free of withdrawal charges. (For details on how to calculate withdrawal charges, please see “Withdrawal Charge” and “APPENDIX B - WITHDRAWAL CHARGE CALCULATIONS.”) You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a “free look” provision. If you cancel your Contract within 10 days after receiving it (or later, if allowed by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request, in Good Order. (This amount may be more or less than the original Purchase Payment.) In states requiring return of Purchase Payments, you will receive the greater of (1) your Surrender Value as of the day we receive your cancellation request or (2) your total Purchase Payments made as of that date. We will only deduct a withdrawal charge when the returned amount is based on Surrender Value.

Tax Provisions

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as ordinary income. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit might increase the taxable portion of any withdrawal you make from the Contract. If you are younger than 59 1⁄2 when you take money out, you may be charged a 10% federal tax penalty on taxable amounts.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contract, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at a lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at:

Delaware Life Insurance Company

P.O. Box 758581 Topeka, KS 66675-8581 Toll Free
(877) 253-2323 www.delawarelife.com/contact-us/

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.1

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Maximum Withdrawal Charge (as a percentage of Purchase Payments withdrawn):	8%	[2]

Number of Account Years Since Issue Date	0 - 1	1 - 2	2 - 3	3 - 4	4 or more

Withdrawal Charge	8%	8%	7%	6%	0%

Maximum Fee Per Transfer (currently $0):	$15
Premium Taxes (as a percentage of Account Value or total Purchase Payments):	0% - 3.5%	[3]

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$50	[4]

Variable Account Annual Expenses

(as a percentage of net Variable Account assets)5

Mortality and Expense Risk Charge:	1.30%
Administrative Expense Charge:	0.15%
Distribution Fee:	0.20%

Total Variable Account Annual Expenses (without optional benefits):	1.65%

Charge for Optional Death Benefit

Maximum Anniversary Account Value Death benefit (“MAV”)[6] (as a percentage of Variable Account Value):	0.40%

Charges for Optional Living Benefits

Living Benefits Available[7]	Maximum Annual Fee
Income Riser III Living Benefit (as a percentage of the highest Withdrawal Benefit Base[8] during the Account Year):	1.95%
Income Maximizer Living Benefit (as a percentage of the highest Withdrawal Benefit Base[8] during the Account Year):	1.95%
Income Maximizer Plus Living Benefit (as a percentage of the highest Withdrawal Benefit Base[8] during the Account Year):	1.95%
Maximum Annual Charge for an Optional Living Benefit (as a percentage of highest applicable Withdrawal Benefit Base[8] during the Account Year):	1.95%

Total Variable Account Annual Expenses (1.65%) plus Maximum Charges for the Optional Death Benefit (0.40%) and an Optional Living Benefit (1.95%):	4.00%	[9]

The table below shows the minimum and maximum total operating expenses charged by the Funds for the year ended December 31, 2016.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.70%	1.86%

The expenses shown, which include any acquired fund fees and expenses, are those incurred for the year ended December 31, 2016, and were provided by the Funds. We have not independently verified the accuracy of the Fund expense information. Current or future expenses may be greater or less than those shown. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the Fund prospectuses.

[1]	The fee tables apply to the Accumulation Phase of the Contract and reflect the maximum charges unless otherwise noted. (See “Contract Charges.”) During the Income Phase, the fees will be different than the Total Variable Account Annual Expenses described in the fee table. After you annuitize, we will deduct total insurance charges at an annual rate of 1.65% of your average daily Annuity Unit values; we will no longer deduct a mortality and expense risk charge or the charges for any optional living benefit or the optional death benefit. The 1.65% insurance charge, which includes the administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase.

[2]	A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after four complete Account Years, all withdrawals taken are free of any withdrawal charges. (See “Withdrawal Charge.”)

[3]	The premium tax rate and base vary by your state of residence and the type of Contract you own. We may deduct premium taxes from Account Value upon full surrender (including surrender for the death benefit) or annuitization. (See “Premium Taxes.”)

[4]	The Annual Account Fee is waived if your Account Value is $100,000 or more on your Account Anniversary. (See “Account Fee.”)

[5]	All of the Variable Account Annual Expenses, except for the charges for optional living benefits, are assessed as a percentage of average daily net Variable Account assets. The charge for each optional living benefit is assessed on a quarterly basis.

[6]	The MAV optional death benefit is described under “Death Benefit.” It is currently available only if you are younger than age 75 on the Open Date.

[7]	The optional living benefits, and the fees for each of them, are described under “Optional Living Benefits.” Only one optional living benefit can be in effect under your Contract at any time. The fee for the optional living benefit is assessed and deducted quarterly based upon your Withdrawal Benefit Base on the last day of the Account Quarter. Different fees may apply depending on whether you have elected single-life or joint-life coverage. On the Issue Date, your Withdrawal Benefit Base is equal to your initial Purchase Payment and is, thereafter, subject to certain adjustments. We reserve the right to increase or decrease the percentage rate used to calculate the fee for each living benefit at any time but, in no event, will the rate ever exceed the maximum annual rate of 1.95% for joint-life, or 1.75% for single-life, coverage. The current annual rates and maximum annual rates used to calculate the fee for each optional living benefit are shown in the chart under “Charges for Optional Benefits.”

[8]	The Withdrawal Benefit Base is equal to your initial Purchase Payment, and is, thereafter, subject to certain adjustments. (See “Withdrawal Benefit Base” under “Optional Living Benefits.”)

[9]	This amount assumes that MAV (0.40%) was selected and that an optional living benefit with joint-life coverage (1.95%) was also selected (in addition to the 1.30% Mortality and Expense Risk Charge, the 0.15% Administrative Expense Charge, and the 0.20% Distribution Fee). It also assumes that the living benefit’s initial Withdrawal Benefit Base is equal to the initial Purchase Payment. If the Withdrawal Benefit Base changes, the charge for your optional living benefit and your Total Variable Account Annual Expenses would be higher or lower.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract combines the features producing the highest maximum charges, including the MAV optional death benefit and an optional living benefit with joint-life coverage. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purposes of converting the Annual Account Fee to a percentage, the Example assumes an average Contract size of $50,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,306	$2,422	$3,077	$6,371

(2)	If you annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$594	$1,816	$3,077	$6,371

(3)	If you do not surrender your Contract:

1 year	3 years	5 years	10 years
$594	$1,816	$3,077	$6,371

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

For information concerning compensation paid for the sale of the Contracts, see “DISTRIBUTION OF THE CONTRACT.”

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract (“Variable Accumulation Units”) is included in the back of this Prospectus as “APPENDIX F - CONDENSED FINANCIAL INFORMATION.”

THE ANNUITY CONTRACT

Delaware Life Insurance Company and Delaware Life Variable Account F (the “Variable Account”) offer the Contract to groups and individuals for use in connection with their retirement plans. Annuities are long-term investment vehicles designed for retirement planning, and are not suitable for short-term investing or speculation. Persons wishing to employ such strategies should not purchase a Contract. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual Participant of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as “Participants” and we address all Participants as “you”; we use the term “Contracts” to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as “your” Account or a “Participant Account.”

Your Contract provides certain features that may benefit you in retirement planning.

•	It has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or the Fixed Account options available through our DCA program. During the Income Phase, we make annuity payments based on the amount you have accumulated. Annuity payments can be fixed or variable. When you choose variable options, you assume the investment risk. When you choose fixed options, we assume the investment risk.

•	It also has tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

•	It provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing the optional death benefit for an additional charge.

•	If you so elect, during the Income Phase, it provides annuity payments to you or someone else for life or for another period that you choose.

The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as “Qualified Contracts,” and all other Contracts as “Non-Qualified Contracts.” A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

You should work with your registered representative to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

COMMUNICATING TO US ABOUT YOUR CONTRACT

You may submit transaction requests or otherwise communicate with us in writing or by telephone. All materials mailed to us, including Purchase Payments, must be sent to our Service Address. For all telephone communications, you must call (877) 253-2323. In addition, the authorized registered representative of the broker-dealer of record may submit transfer requests on your behalf in writing or by telephone.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them, in Good Order, at our Service Address or at (877) 253-2323.

However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after the close of regular trading on the New York Stock Exchange, which is normally 4:00 p.m., Eastern Time.

Certain methods of contacting us, such as by telephone, may be unavailable or delayed. Any telephone system (including yours, ours, and your registered representative’s) can experience delays or outages that may delay or prevent us from processing your request. While we have taken reasonable precautions to allow our systems to accommodate heavy usage, we do not guarantee access or reliability under all circumstances. If you experience delays or an outage, you may submit your request in writing to our Service Address.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

Electronic Account Information

During the Accumulation Phase, instead of receiving paper copies, Contract Owners may elect to receive prospectuses, transaction confirmations, reports and other communications in electronic format. To enroll in this optional electronic delivery service Contract Owners must register and log on to our Internet customer website via www.delawarelife.com. First-time users of this website can enroll in this electronic delivery service by selecting “eDeliver Documents” when registering to use the website. If you are already a registered user of this website, you can enroll in the electronic delivery service by logging on to your account and selecting “eDeliver Documents” on the “Update Profile” page. The electronic delivery service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, in order to avoid any disruption of deliveries to you. You may obtain more information and assistance at the above-mentioned internet location or by writing us at our Service Address or by telephone at (877) 253-2323.

DELAWARE LIFE INSURANCE COMPANY

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We are licensed to do business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. We have a life insurance company subsidiary that is licensed to do business in New York. Our main administrative office address is 1601 Trapelo Road, Suite 30, Waltham, MA 02451.

The immediate parent company of Delaware Life Insurance Company is Delaware Life Holdings, LLC, a limited liability company organized under the laws of the State of Delaware on December 12, 2012. Delaware Life Holdings, LLC is ultimately controlled by Mark R. Walter.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. The assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct. All obligations arising under a Contract, including the promise to make annuity payments, and the optional living benefit and death benefit guarantees, are general corporate obligations of the Company and, as such, are subject to the claims of the Company’s creditors.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefits, and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund. Not all investment options are available under all Contracts. Please refer to “APPENDIX C - PREVIOUSLY AVAILABLE INVESTMENT OPTIONS” for more information. Currently you may select from the following investment options:

Large-Cap Equity Funds

Rational Dividend Capture VA Fund2,10

Fidelity® Contrafund® Portfolio, Service Class 2 (of Variable Insurance Products Fund II)4

Franklin Mutual Shares VIP Fund, Class 4

Invesco V.I. Comstock Fund, Series II

JPMorgan Insurance Trust U.S. Equity Portfolio, Class 2

Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio, Class VC

MFS® Core Equity Portfolio, Service Class

MFS® Growth Series, Service Class

MFS® Research Series, Service Class

MFS® Value Series, Service Class

Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio, Class II7

Putnam VT Equity Income Fund, Class IB

Variable Portfolio - Loomis Sayles Growth Fund, Class 2

Mid-Cap Equity Funds

Fidelity® Mid Cap Portfolio, Service Class 2 (of Variable Insurance Products Fund III)4

Invesco V.I. American Value Fund, Series II

Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio, Class VC

MFS® Mid Cap Growth Series , Service Class

MFS® Mid Cap Value Portfolio, Service Class

Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio, Class II8

Small/Mid-Cap Equity Fund

AB Small/Mid Cap Value Portfolio, Class B

Small-Cap Equity Funds

Rational Insider Buying VA Fund2,11

Franklin Small Cap Value VIP Fund, Class 4

MFS® Blended Research Small Cap Equity Portfolio, Service Class

MFS® New Discovery Series, Service Class

MFS® New Discovery Value Portfolio, Service Class

International/Global Equity Funds

First Eagle Overseas Variable Fund3

Invesco V.I. International Growth Fund, Series II

MFS® International Growth Portfolio, Service Class

MFS® International Value Portfolio, Service Class

MFS® Research International Portfolio, Service Class

Oppenheimer Global Fund/VA, Service Shares

PIMCO StockPLUS® Global Portfolio, Advisor Class9

Specialty Sector Equity Fund

MFS® Utilities Series, Service Class

Specialty Sector Commodity Fund

PIMCO CommodityRealReturn® Strategy Portfolio, Advisor Class

Real Estate Equity Fund

MFS® Global Real Estate Portfolio, Service Class

Asset Allocation Funds

AB Balanced Wealth Strategy Portfolio, Class B

AB Dynamic Asset Allocation Portfolio, Class B6

BlackRock Global Allocation V.I. Fund, Class III

Fidelity® Balanced Portfolio, Service Class 2 (of Variable Insurance Products Fund III)4

Franklin Income VIP Fund, Class 4

Invesco V.I. Equity and Income Fund, Series II

MFS® Conservative Allocation Portfolio, Service Class1

MFS® Global Tactical Allocation Portfolio, Service Class6

MFS® Growth Allocation Portfolio, Service Class1

MFS® Moderate Allocation Portfolio, Service Class1

MFS® Total Return Series, Service Class

PIMCO All Asset Portfolio, Advisor Class1

PIMCO Global Multi-Asset Managed Allocation Portfolio, Advisor Class1,6

Putnam VT Absolute Return 500 Fund, Class IB

Money Market Fund

MFS® U.S. Government Money Market Portfolio, Service Class5

Global Bond Fund

Templeton Global Bond VIP Fund, Class 4

Short-Term Bond Fund

MFS® Limited Maturity Portfolio, Service Class

Intermediate-Term Bond Funds

JPMorgan Insurance Trust Core Bond Portfolio, Class 2

MFS® Government Securities Portfolio, Service Class

MFS® Total Return Bond Series, Service Class

Inflation Adjusted Bond Fund

MFS® Inflation-Adjusted Bond Portfolio, Service Class

Multi-Sector Bond Fund

Franklin Strategic Income VIP Fund, Class 4

Emerging Markets Equity Funds

Lazard Retirement Emerging Markets Equity Portfolio, Service Class

MFS® Emerging Markets Equity Portfolio, Service Class

High Yield Bond Fund

MFS® High Yield Portfolio, Service Class

Emerging Markets Bond Fund

PIMCO Emerging Markets Bond Portfolio, Advisor Class

[1]	This Fund is a fund-of-funds, which invests substantially all of its assets in shares of other mutual funds. This Fund may be more expensive than other Funds available under your Contract, as a fund-of-funds indirectly pays a portion of the management fees and other expenses incurred by the underlying mutual funds in which it invests. As a result, you will bear, directly, the expenses of the Fund and, indirectly, a portion of the expenses of the underlying funds. These expenses reduce the investment returns of both the Fund and the underlying funds.

[2]	Only available if you purchased your Contract through a Huntington Bank representative. These Funds do not have different share classes.

[3]	First Eagle Overseas Variable Fund does not have different share classes.

[4]	In marketing materials and other documents, the Fidelity® funds may be referred to as follows: Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio, and Fidelity® VIP Balanced Portfolio.

[5]	There is no assurance that this Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset based separate account charges, the yield on this investment account may become low and possibly negative.

[6]	This Fund employs a managed volatility strategy.

[7]	Formerly known as Universal Institutional Funds, Inc. Growth Portfolio.

[8]	Formerly known as Universal Institutional Funds, Inc. Mid Cap Growth Portfolio.

[9]	Formerly known as PIMCO Global Dividend Portfolio.

[10]	Formerly known as Catalyst Dividend Capture VA Fund.

[11]	Formerly known as Catalyst Insider Buying VA Fund.

AllianceBernstein L.P. advises the AB Variable Products Series Fund, Inc. Portfolios. BlackRock Advisors, LLC advises the BlackRock Global Allocation V.I. Fund (sub-advised by BlackRock Investment Management, LLC). Columbia Management Investment Advisers, LLC, advises the Variable Portfolio (sub-advised by Loomis, Sayles & Company). Fidelity Management & Research Company advises the Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio (sub-advised by FMR Co. Inc. and other investment advisers), and Fidelity® VIP Balanced Portfolio (sub-advised by Fidelity Investments Money Management, Inc., FMR Co. Inc., and other investment advisers). First Eagle Investment Management, LLC advises the First Eagle Overseas Variable Fund. Franklin Advisers, Inc. advises the Franklin Income VIP Fund, Franklin Strategic Income VIP Fund, and Templeton Global Bond VIP Fund. Franklin Advisory Services, LLC advises the Franklin Small Cap Value VIP Fund. Franklin Mutual Advisers, LLC advises the Franklin Mutual Shares VIP Fund. Invesco Advisers, Inc. advises the Invesco Funds. J.P. Morgan Investment Management Inc. advises the JPMorgan Portfolios. Lazard Asset Management LLC advises the Lazard Retirement Emerging Markets Equity Portfolio. Lord, Abbett & Co. LLC advises the Lord Abbett Portfolios. Massachusetts Financial Services Company, advises the MFS® Portfolios and the MFS® Series. Morgan Stanley Investment Management Inc. advises the Morgan Stanley Variable Insurance Fund, Inc. Portfolios. OFI Global Asset Management, Inc. advises the Oppenheimer Global Fund (sub-advised by OppenheimerFunds, Inc.). Pacific Investment Management Company LLC advises the PIMCO Portfolios, including PIMCO All Asset Portfolio (sub-advised by Research Affiliates, LLC). Putnam Investment Management, LLC advises the Putnam Funds. Rational Advisors Inc. advises the Rational VA Funds (Rational Dividend VA Capture Fund sub-advised by PVG Asset Management Corporation).

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as each Fund’s Statement of Additional Information, may be obtained without charge from our website, www.delawarelife.com, or by calling us at (877) 253-2323 or by writing to Delaware Life Insurance Company, P.O. Box 758581, Topeka, KS 66675-8581.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

As described in more detail in the Fund prospectuses, certain Funds may employ managed volatility or hedging strategies intended to reduce overall volatility and provide for downside protection during downward movements in equity markets. These hedging strategies could limit the Fund’s upside participation in rising equity markets relative to other Funds with substantially similar investment objectives and policies that do not use such strategies. Investing in such Funds may, however, be helpful in a declining market, because the hedging strategy will reduce your equity exposure under such circumstances, and your Account Value may decline less than would have been the case if you had not invested in Funds with a managed volatility or hedging strategy. In addition, the cost of these strategies may have a negative impact on performance. There is no guarantee that a Fund employing a managed volatility or hedging strategy can achieve or maintain the Fund’s optimal risk targets, and the Fund may not perform as expected. You should consult with your registered representative to determine which combination of investment choices is appropriate for you.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as investment options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters.

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund’s portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios, and cash flows.

Selection of Funds

The Funds offered through the Contract are selected by the Company. We review the Funds periodically and may remove a Fund or limit its availability to new Purchase Payments and/or transfers of Account Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Contract Owners. We do not recommend or endorse any particular fund, and we do not provide investment advice. You bear the risk of any decline in your Account Value resulting from the performance of the Funds you have chosen.

We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Contracts. Accordingly, we may receive compensation from an investment adviser, distributor and/or affiliates(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the investment options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, the Company or the principal underwriter of the Contracts may receive 12b-1 fees (fees which may be levied against the total balance of a mutual fund’s assets and may be used to pay marketing and brokerage expenses of the Fund) deducted from certain Fund assets attributable to the Contract for providing distribution and shareholder support services to some investment options.

THE FIXED ACCOUNT OPTIONS: THE DCA PERIODS

The Fixed Account is made up of all the general assets of the Company (referred to as the “general account”) other than those allocated to any separate account. Amounts you allocate to the DCA program under either the 6-month DCA Period or the 12-month DCA Period, become part of the Fixed Account. (See “Other Programs.”) These general account assets are available to support our insurance and annuity obligations other than those funded by the Variable Account. Any guarantees under the Contract that exceed your Variable Account Value, such as those with any optional living benefit and any death benefit, are paid from our general account (and not the Variable Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Variable Account Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We issue other types of insurance policies and financial products as well, and we pay our obligations under those products from our assets in the general account. The general account is subject to claims of creditors made on the assets of the Company.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the four highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

Money allocated to a DCA Period earns interest at a Guaranteed Interest Rate. We determine Guaranteed Interest Rates at our discretion. Our determination will be influenced by the interest rates we earn on our fixed income investments as well as other factors, including regulatory and tax requirements, sales commissions, administrative expenses, general economic trends, and competitive factors. You can find out about our current Guaranteed Interest Rates by calling us at (877) 253-2323.

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Purchase Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the “Covered Person” dies before the Annuity Commencement Date.

Issuing Your Contract

We “open” the Contract on the Business Day when we receive your Application at our Service Address. We refer to this date as the “Open Date.” We “issue” your Contract on the day we apply your initial Purchase Payment, when your Application is “in Good Order.” An Application is in Good Order when we have received all the information necessary to complete it. We refer to this date as the “Issue Date.”

We determine your eligibility for purchasing a Contract and your eligibility for electing the optional death benefit and an optional living benefit based upon the ages of all Owners and Annuitants on the Open Date.

We will credit your initial Purchase Payment to your Account within two Business Days of receiving your completed Application, in Good Order. If your Application is not in Good Order, we will notify you. If we do not have the necessary information to complete the Application within five Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is in Good Order. Once the Application is in Good Order, we will then apply the Purchase Payment within two Business Days.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary. However, we will not accept an initial Purchase Payment of less than $10,000 or the maximum annual Individual Retirement Annuity (“IRA”) contribution, unless we waive these limits. Although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, unless we have given our prior approval, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million. We reserve the right to refuse Purchase Payments received more than five years after your Issue Date or after your 70th birthday, whichever is later. We will notify you of any change in writing prior to its effectiveness. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase. Additional restrictions may apply if you purchased an optional living benefit. If you are participating in an optional living benefit, you may be limited in the amount and timing of Purchase Payments you can make. (See “OPTIONAL LIVING BENEFITS.”)

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and DCA Periods currently available. However, we reserve the right to limit any allocation to a DCA Period to at least $1,000. We will notify you of any change in writing prior to its effectiveness.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or DCA Period. These percentages are called your allocation factors. You may change the allocation factors for future Purchase Payments by sending us notice of the change as required. We will use your new allocation factors for Purchase Payments we receive with or after we have received notice of the change until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments. (See “Premium Taxes.”) In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the two components of your Contract: the Variable Account portion (“Variable Account Value”) and the Fixed Account portion (“Fixed Account Value”). These two components are calculated separately, as described under “Variable Account Value” and “Fixed Account Value.”

Variable Account Value

Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is generally 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) Each day we make a valuation is called a “Business Day.” The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a “Valuation Period.” On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor, which we call the Net Investment Factor, which represents the net return on the Sub-Account’s assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account’s Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account Value is the sum of all amounts allocated to the Fixed Account options available under our DCA program, plus interest credited on those amounts, minus withdrawals, transfers out of DCA Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

We credit interest on amounts allocated to the Fixed Account at the applicable Guaranteed Interest Rate for the duration of the DCA Period you elect. While you are participating in the DCA program, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis. You can find out about our current Guaranteed Interest Rates by calling us at (877) 253-2323.

Transfer Privilege

Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts then available, subject to the following restrictions:

•	you may not make more than 12 transfers in any Account Year;

•	at least 6 days must elapse between transfers to and from the Sub-Accounts;

•	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

•	we impose additional restrictions on market timers, which are further described below. (See “Short-Term Trading.”)

These restrictions do not apply to transfers made under any optional program. (See “Other Programs.”) Additional restrictions apply to transfers made under any of the optional living benefits.

We reserve the right to waive these restrictions and exceptions at any time, as discussed under “Short-Term Trading,” or to change them. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. We will notify you of any change in writing prior to its effectiveness. Under current law, there is no tax liability for transfers.

Requests for Transfers

You, your authorized registered representative of the broker-dealer of record, or another authorized third party may request transfers in writing or by telephone.

If a written, or telephone transfer request, as described above, is received in Good Order before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m., the transfer will be priced that day. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We have established procedures reasonably designed to confirm that instructions communicated to us by telephone are genuine. These procedures may require any person requesting a transfer by telephone to provide personal identifying information. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

We reserve the right to deny any and all transfer requests made by telephone and to require that certain transfer requests be submitted in writing. A transfer request may be denied if it is not in Good Order or if it does not comply with the terms of our short-term trading policy or the trading policy of a fund involved in the transfer. If a telephone transfer request is denied, we will immediately notify you and your authorized registered representative.

We also reserve the right to suspend, modify, restrict, or terminate the telephone transfer privilege at any time. Your ability (or the ability of your authorized registered representative or another authorized third party) to request transfers by telephone may also be limited due to circumstances beyond our control, such as during system outages or periods of high volume.

A transfer request will be priced at the Variable Accumulation Unit value next determined at the close of the Business Day if we receive your transfer request, in Good Order, before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be priced on the next Business Day.

Certain transfer requests may result in the modification or cancellation of one or more of the Contract’s optional programs or features that require, or are based on, specific allocations among the available Sub-Accounts or DCA Periods as described more particularly elsewhere in this Prospectus and in Appendix E.

No more than one transfer request of Account Values may be made on the same Business Day regardless of whether the request is made by you, your authorized registered representative, or another authorized third party, and regardless of whether the request is submitted in writing or by telephone. The Company has established reasonable procedures for handling multiple transfer requests received on the same Business Day, including processing the first transfer request received in Good Order on a Business Day (unless otherwise cancelled in accordance with the cancellation procedures described in the next paragraph).

You, your authorized registered representative, or another authorized third party may cancel a transfer request by contacting us by telephone at (877) 253-2323 before the end of the Business Day during which the transfer request was submitted.

Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Participants and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Participants or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Participants. Short-term trading can increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

The Company has policies and procedures to limit the number and frequency of transfers of Account Value. The Company also reserves the right to charge a fee for transfers to discourage frequent trading. In no event will the total charge assessed in connection with a transfer, that includes this fee as well as any charge that we may assess on a permitted transfer of Account Value among Sub-Accounts (see “Permitted Transfers,” above), exceed the maximum fee per transfer presented in the table of “Contract Owner Transaction Expenses” under “FEES AND EXPENSES” in this Prospectus.

Short-term trading activities whether by the Participant or a third party authorized to initiate transfer requests on behalf of Participant(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Permitted Transfers,” such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed) and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Account Values on behalf of multiple Participants at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Participant be equal to 100% of that Participant’s value in the Sub-Account. In the last situation, we will not transfer any of the Sub-Account value. Instead, we will deem the request not in Good Order and immediately notify you.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund, in the following instances:

•	when a new broker of record is designated for the Contract;

•	when the Participant changes;

•	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

•	when necessary in our view to avoid hardship to a Participant; or

•	when underlying Funds are dissolved, merged, or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Participants to certain risks. The short-term trading could increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Participants could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Funds’ Trading Policies

In addition to the restrictions that we impose (as described under “Permitted Transfers” and “Short-Term Trading”), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund’s shares. These policies (the “Funds’ Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their trading policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund’s Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund’s Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under “Permitted Transfers” and under “Short-Term Trading.” Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

In certain situations, we may reduce or waive the withdrawal charge or the annual Account Fee, credit additional amounts, grant special Guaranteed Interest Rates, or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, certain sales of larger-sized Contracts (generally, Contracts that have our approval to exceed $2 million in Account Value), and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions (“Eligible Employees”) and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see “WITHDRAWALS AND WITHDRAWAL CHARGES.”

If your Purchase Payments or Account Value exceeds $1 million on your Account Anniversary, an amount equal to 0.15% of your Account Value will be credited to your Account on that date and on every subsequent Account

Anniversary during the Accumulation Phase. The 0.15% credit is not a Purchase Payment and therefore no withdrawal charges are directly associated with the credit. This credit will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts. It also immediately increases your Account Value and, as a result, other values may be affected. For example:

•	An increase in your Account Value may also result in your Account Value becoming the greatest amount payable under the basic death benefit.

•	If you are participating in an optional living benefit, the increase in your Account Value may cause a step-up of your Withdrawal Benefit Base.

This credit is paid out of our general account and is the result of cost savings that we expect on Contracts over $1 million.

Other Programs

You may participate in any of the following optional programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 transfers per year allowed under the section entitled “Transfer Privilege.” If you have elected to participate in an optional living benefit or any death benefit, certain restrictions may affect the operation or availability of these programs as discussed in more detail under each specific program below.

We reserve the right to terminate each of these programs. You may also terminate your participation in any of these programs at any time by written notice to us or by other means approved by us.

Dollar-Cost Averaging (“DCA”) Program

You may elect to participate in the DCA program, at no extra charge, when you make any Purchase Payment to your Account prior to your Maximum Annuity Commencement Date. If you have elected SIR III, your ability to make Purchase Payments into the DCA program will end after your first Account Anniversary. If you have elected SIM or SIM Plus, you can make additional Purchase Payments into the DCA program at anytime. However, under SIM and SIM Plus, we reserve the right not to accept any additional Purchase Payments into the DCA program, and any Purchase Payments after the first Account Anniversary may not exceed $50,000 per Account Year without our prior approval.

The DCA program allows you to invest gradually over time by allocating all or a portion of your Purchase Payment to a 6-month DCA Period or 12-month DCA Period. At regular time intervals, we will automatically transfer a portion of your Fixed Account Value to one or more Sub-Accounts that you choose. The program continues until your Fixed Account Value is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

Amounts allocated to a DCA Period under the program will earn interest at a rate declared by the Company for the DCA Period you elect. Amounts invested in a Sub-Account may not be transferred to a DCA Period. If you elected to participate in the DCA program when you purchased your Contract, then all future Purchase Payments will be allocated to the DCA program, unless you specify otherwise. Any allocation of a new Purchase Payment to the DCA program will be treated as commencing a new DCA Period.

The main objective of the DCA program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, the DCA program allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. The DCA program allows you to take advantage of market fluctuations. However, it is important to understand that the DCA program does not insure a profit or protect against loss in a declining market.

Asset Allocation

One or more asset allocation models may be available in connection with the Contract, at no extra charge. You may elect to participate in an asset allocation model at any time prior to your Maximum Annuity Commencement Date as long as we are still offering asset allocation models. Asset allocation is the process of investing in different asset classes, such as equity funds, fixed income funds, and money market funds, depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

We have no discretionary authority or control over your investment decisions. We do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

Our asset allocation program consists of one or more asset allocation models that we may make available from time to time. You may participate in only one model at a time. Each such asset allocation model represents a combination of Sub-Accounts with a different level of risk. Any asset allocation models, as well as the terms and conditions of this asset allocation program, are fully described in a separate brochure. You may request a copy of this brochure by calling us at (877) 253-2323. We may add or delete such models in the future.

Our asset allocation models are “static.” That is to say, if you elect an asset allocation model, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose. While we will not alter the Sub-Account allocation percentages used in any asset allocation model, your asset allocation model and allocation weightings could be affected by mergers, liquidations, fund substitutions or closures.

You will not be provided with information regarding the periodic updates to models that we may offer to new Contract purchasers. Any new models will only be offered to Contracts opened on or after the date the new model goes into effect or to Contract Owners who elect an asset allocation model on or after that date. Contract Owners who have elected an existing asset allocation model will remain in that existing model and we will continue to rebalance their percentage allocations among the Sub-Accounts in that existing model. However, such Contract Owners may make an independent decision to change their asset allocations at any time. Investment alternatives, other than these asset allocation models, are available that may enable you to invest your Account Value with similar risk and return characteristics. You should consult your financial adviser periodically to consider whether any model you have selected is still appropriate for you.

Systematic Withdrawal Program

You may select our Systematic Withdrawal Program at any time prior to your Maximum Annuity Commencement Date. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will process them automatically. They may also be included as income and subject to a 10% federal tax penalty as well as charges applicable on withdrawal. You should consult a qualified tax professional before choosing this option. We reserve the right to limit the election of this program to Contracts with a minimum Account Value of $10,000.

You are responsible for and may have to adjust the amount and timing of your systematic withdrawals to comply with amounts you are allowed to withdraw under an optional living benefit. For more detail regarding the amount that you may withdraw under your optional living benefit, please see “Annual Withdrawal Amount” and “Lifetime Withdrawal Percentage.”

Withdrawals may significantly reduce the death benefit amount under your Contract. (See “Calculating the Death Benefit.”)

You may change or stop this program at any time, by written notice to us or other means approved by us.

Portfolio Rebalancing Program

You may select our Portfolio Rebalancing Program at any time prior to your Maximum Annuity Commencement Date. Under this program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis. If you are participating in an optional living benefit, then, on a quarterly basis, we will automatically transfer your Account Value among the Designated Funds you have selected to maintain the percentage allocations you have chosen. (See “DESIGNATED FUNDS” and “BUILD YOUR OWN PORTFOLIO.”)

WITHDRAWALS AND WITHDRAWAL CHARGES

Cash Withdrawals

Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Service Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge. (See “Withdrawal Charge.”) Upon request, we will notify you of the amount we would pay in the event of a full withdrawal. Withdrawals also may have adverse federal income tax consequences including a 10% penalty tax. (See “TAX PROVISIONS.”) You should carefully consider these tax consequences before requesting a cash withdrawal.

Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows:

•	first we determine your Account Value based on any Fixed Account Value in the DCA program and on the price next determined for each Sub-Account at the end of the Valuation Period during which we receive your withdrawal request;

•	we then deduct the Account Fee, if applicable; and finally,

•	we calculate and deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, cancellation of all rights and privileges under your Contract, and your optional living benefit will end.

Partial Withdrawals

When you request a partial withdrawal, you can ask to have any applicable charges deducted either from:

•	the amount of your partial withdrawal request (thereby reducing the amount you are to receive); or

•	your Account Value (thereby reducing your Account Value by the amount of your partial withdrawal request plus any applicable withdrawal charges).

If you make no specification, we will process your withdrawal request using the first option above. Please note: Under either option any applicable taxes will be deducted from the amount you receive.

You may specify the amount you want withdrawn from each Sub-Account and/or Fixed Account option to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro-rata, based on your Account Value at the end of the Valuation Period during which we receive your request. If you have elected “Build Your Own Portfolio,” withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds.

Withdrawals may significantly reduce any death benefit and/or living benefit amount. In calculating the amount payable under the living benefit or death benefit, we may reduce the benefit by an amount that is greater than the amount of the withdrawal, depending on the circumstances. Accordingly, you should refer to the more detailed discussions of the optional living benefits and the death benefits that appear elsewhere in this Prospectus for information about the effects that withdrawals will have on those benefits.

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal (i.e., a surrender of your Contract).

Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within seven days after we receive your withdrawal request, in Good Order, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

•	when the New York Stock Exchange is closed (except weekends and holidays) or when the SEC determines trading on the New York Stock Exchange is restricted;

•	when the SEC determines that an emergency exists and that it is not reasonably practical (i) to dispose of securities held in the Variable Account or (ii) to determine the value of the net assets of the Variable Account;

•	when an SEC order permits us to defer payment for the protection of Participants; or

•	when mandated by applicable law.

If, pursuant to SEC rules, a government money market fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the corresponding Sub-Account until the Fund is liquidated. We also may defer payment of amounts you withdraw from the Fixed Account for up to six months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

If mandated under applicable law, we may be required to reject a Purchase Payment and/or block a Contract Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a “contingent deferred sales charge”) on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value, which we call the “free withdrawal amount,” before incurring the withdrawal charge.

The “free withdrawal amount” is equal to 10% of the amount of all Purchase Payments you have made minus all withdrawals that were not subject to withdrawal charges taken during the current Account Year. The amount of your withdrawal, if any, that exceeds the total of the free withdrawal amount is subject to the withdrawal charge. In no event will a withdrawal charge be based on an amount more than the total Purchase Payments not previously withdrawn. After the fourth Account Anniversary, any amount you withdraw is free of withdrawal charges.

The “free withdrawal amount” that you do not use in an Account Year is not cumulative. In other words, it will not be carried forward or available for use in future Account Years.

For an example of how we calculate the “free withdrawal amount,” see “APPENDIX B - WITHDRAWAL CHARGE CALCULATIONS.”

Order of Withdrawals

Each time you make a withdrawal, we consider the free withdrawal amount to be withdrawn first. If the amount you withdraw is in excess of your free withdrawal amount, then that excess may be subject to a withdrawal charge. We will withdraw the excess, in order, from your oldest remaining Purchase Payment to your most recent Purchase Payment. Each time you make a withdrawal, we will follow this procedure until all of your Purchase Payments have been withdrawn. Once all Purchase Payments are withdrawn, the balance withdrawn (which would include the 0.15% credit described under “Mortality and Expense Risk Charge”) is not subject to a withdrawal charge. After the fourth Account Anniversary, amounts withdrawn are not subject to withdrawal charges.

Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the amount you withdraw by a percentage. As set forth below, the percentage decreases according to the number of complete Account Years since your Issue Date. After your fourth Account Anniversary, any amount you withdraw is free of withdrawal charges. The withdrawal charge scale is as follows:

Number of Account Years Since Your Issue Date	Withdrawal Charge
0 - 1	8%
1 - 2	8%
2 - 3	7%
3 - 4	6%
4 or more	0%

The withdrawal charge will never be greater than 8% of an amount equal to your Account Value minus your “free withdrawal amount.” You may want to consider deferring a withdrawal because withdrawal charges decline the longer your Contract is in effect.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see “APPENDIX B - WITHDRAWAL CHARGE CALCULATIONS.”

Types of Withdrawals not Subject to Withdrawal Charge

Nursing Home Waiver

We will waive the withdrawal charge for a full withdrawal if:

•	the nursing home waiver is approved in the state of issue;

•	at least one year has passed since your Issue Date;

•	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state; and

•	your confinement to an eligible nursing home began after your Issue Date.

An “eligible nursing home” means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us with evidence of confinement in the form we determine. To find out where the nursing home waiver is approved, you can call us at (877) 253-2323.

Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

Other Withdrawals

We do not impose withdrawal charges:

•	when you annuitize your Contract;

•	on amounts we pay as a death benefit;

•	on amounts you transfer among the Sub-Accounts; or

•	on any amounts transferred as part of an optional program. (See “Other Programs.”)

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct an annual Account Fee of $50 from your Account Value to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. We deduct the Account Fee pro-rata from each Sub-Account and each Fixed Account option, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if your Account Value is $100,000 or more on your Account Anniversary.

If you make a full withdrawal of your Account Value, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro-rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $50 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge and Distribution Fee

We deduct an administrative expense charge from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. During the Accumulation Phase, this charge is deducted at an annual effective rate equal to 0.15% of your average daily Variable Account Value. During the Income Phase, this charge is included as part of the total insurance charges deducted from Annuity Unit values. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

We also deduct a distribution fee from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. During the Accumulation Phase, this fee is deducted at an annual effective rate equal to 0.20% of your average daily Variable Account Value. During the Income Phase, this fee is included as part of the total insurance charges deducted from Annuity Unit values. This charge is designed to reimburse us for the expenses associated with distributing and issuing the Contracts.

Depending on the amount of expenses that we incur, we expect that we may earn a profit from these charges. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.30% of your average daily Variable Account Value.

We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to: (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract’s Account Value; (3) the risk that our cost of providing benefits according to the terms of the optional death benefit and any optional living benefits will exceed the amount of the charges we deduct for those optional benefits; and (4) the risk that the annual Account Fee, the administrative expense charge, and the distribution fee we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover such costs, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

During the Income Phase, we will deduct total insurance charges at an annual rate of 1.65% of your average daily Annuity Unit values. We will not deduct the mortality and expense risk charge; nor will we deduct the charges for any optional living benefit or the optional death benefit. The 1.65% charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase.

Charges for Optional Benefits

You may only elect one of the optional living benefits. If you elect an optional living benefit, we will deduct a fee from your Account Value on the last valuation day of each Account Quarter during the Accumulation Phase. The fee will be a percentage of the Withdrawal Benefit Base during the Account Year. (The Withdrawal Benefit Base is initially equal to your initial Purchase Payment, and thereafter is subject to certain adjustments.) (See “Withdrawal Benefit Base.”) The percentage rates that we use to determine these fees may change over time, but will not exceed the maximum annual rates shown in the following chart. The chart also shows the current annual rates for each optional living benefit. (For more information about this fee, please see “FEES AND EXPENSES.”)

	Single-Life Coverage		Joint-Life Coverage
	Current Annual Rate	Maximum Annual Rate	Current Annual Rate	Maximum Annual Rate
Income Riser III	1.10%	1.75%	1.30%	1.95%
Income Maximizer	1.10%	1.75%	1.30%	1.95%
Income Maximizer Plus	1.25%	1.75%	1.45%	1.95%

If you elect the MAV optional death benefit, during the Accumulation Phase, we will deduct a daily charge at an effective annual rate of 0.40% of your average daily Variable Account Value. For more information about this charge, please see “FEES AND EXPENSES.” For more information about the calculation of this charge, please see “Variable Accumulation Unit Value” under “Variable Account Value.”

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if you could be subject to a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses and Restrictions

There are fees and expenses deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.

Under certain circumstances, the board of directors of a government money market fund would have the discretion to impose a liquidity fee on redemptions from the money market fund and to implement a redemption gate that would temporarily suspend redemptions from the fund. We reserve the right to implement, administer and charge you for any such fee or restriction imposed by the fund.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Participants. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

OPTIONAL LIVING BENEFITS

We offer a suite of optional living benefits that help protect your future income against market risk (that is, the risk that your investments may decline in value or underperform your expectations). Each living benefit provides lifetime income even if the Account Value declines to zero, provided that certain requirements are met. Note that, if your Account Value is reduced to zero prior to your Coverage Date (generally the Account Anniversary after you turn 59), then your Contract and your living benefit will end. This means that you could pay for a benefit that you never receive.

You may elect to participate in any one of the following optional living benefits (each, a “Living Benefit”):

•	Income Riser III (“SIR III”)

•	Income Maximizer (“SIM”)

•	Income Maximizer Plus (“SIM Plus”)

You can only elect one Living Benefit and that election must be made no later than the Issue Date. You will pay a fee for the Living Benefit that you elect. You may terminate a Living Benefit at any time. However, once terminated, a Living Benefit cannot be reinstated.

These Living Benefits are available only if you are 85 or younger on the Open Date. For SIM or SIM Plus all Contract Owners and Annuitants must be 21 or older on the Open Date. Important information about cost, restrictions and availability of each Living Benefit is described more fully below. You should consult with tax and financial professionals to determine which of the Living Benefits is appropriate for you.

Living Benefits are designed to give you income for the rest of your life, regardless of investment performance. To determine the amount of lifetime income for which you are eligible, we consider two factors: your Withdrawal Benefit Base and your Lifetime Withdrawal Percentage. First, we set your Withdrawal Benefit Base to equal your initial Purchase Payment. We then determine your Lifetime Withdrawal Percentage, based on your age when you start taking withdrawals after your Coverage Date. The amount you can withdraw each Account Year equals your Annual Withdrawal Amount, which is your Lifetime Withdrawal Percentage multiplied by your Withdrawal Benefit Base. A Living Benefit gives you the opportunity, through Bonuses, step-ups, the Plus Factor (SIM Plus only), and the 200% Benefit Enhancement (SIM and SIM Plus only), to increase your Withdrawal Benefit Base and, therefore, your Annual Withdrawal Amount. See “Key Terms” for a better understanding of the Living Benefits before reading about them in more detail later in this Prospectus.

Key Terms

It is important to understand several key terms that are fundamental to the Living Benefits. These key terms are described in greater detail elsewhere in this Prospectus.

Annual Withdrawal Amount: an annual dollar amount calculated as a percentage of the Withdrawal Benefit Base beginning on the Coverage Date.

Bonus: an amount equal to 7% (for SIR III), and 8% (for SIM and SIM Plus only), of the Bonus Base credited to the Withdrawal Benefit Base in Account Years during the Bonus Period when no withdrawals are taken.

Bonus Base: the amount on which bonuses are calculated. The Bonus Base is set equal to your initial Purchase Payment, increased by any subsequent Purchase Payments and any “step-ups” (described below), and reduced proportionately by any Early Withdrawals and any Excess Withdrawals, and the One-Time Access Withdrawal (for SIM and SIM Plus only).

Bonus Period: a ten-year period beginning on the Issue Date and ending on your tenth Account Anniversary. For SIR III, this Bonus Period will renew at step-up. For SIM and SIM Plus, the Bonus Period is not renewable, and will end early if any withdrawal (other than the One-Time Access Withdrawal) is taken.

Coverage Date: your Issue Date if you are at least age 59; otherwise, the first Account Anniversary after you attain age 59. On this date, you will be eligible to begin receiving your Annual Withdrawal Amount, provided your Account Value is greater than zero.

Early Withdrawal: a withdrawal taken before the Coverage Date.

Excess Withdrawal: a withdrawal taken after the Coverage Date which, alone or when combined with any other withdrawals taken in the same Account Year, exceeds the Annual Withdrawal Amount (or, if greater, any required minimum distribution amount as defined under the Internal Revenue Code).

Lifetime Withdrawal Percentage: a percentage of the Withdrawal Benefit Base used to calculate the amount you can withdraw each Account Year. The percentage is determined based on your attained age at the time of your first withdrawal after the Coverage Date, unless the withdrawal is the One-Time Access Withdrawal (for SIM and SIM Plus only). Under each Living Benefit, a different Lifetime Withdrawal Percentage applies to specified age ranges. In all cases, the oldest age range corresponds to the highest percentage.

One-Time Access Withdrawal (for SIM and SIM Plus only): a withdrawal that will reduce your Withdrawal Benefit Base, your Bonus Base, and the amount eligible for the 200% Benefit Enhancement, but will not activate or lock-in your Lifetime Withdrawal Percentage or end your Bonus Period.

Plus Factor (for SIM Plus only): an annual increase of 2.5% to the Withdrawal Benefit Base on each Account Anniversary after the Coverage Date that is initiated if you have taken a withdrawal other than a One-Time Access Withdrawal.

200% Benefit Enhancement (for SIM and SIM Plus only): an amount equal to the sum of 200% of the total Purchase Payments made in the first Account Year and 100% of Purchase Payments made on or after the first Account Anniversary. This sum is reduced proportionately by the One-Time Access Withdrawal, if taken.

Withdrawal Benefit Base: the amount used to calculate (i) your Annual Withdrawal Amount and (ii) the cost of your Living Benefit described below.

When discussing the Living Benefits, the terms “you” and “your” refer to the oldest living Participant under single-life coverage or the younger spouse under joint-life coverage. In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

Description of the Living Benefits

Each Living Benefit provides you with (i) a guaranteed lifetime withdrawal benefit and (ii) an opportunity to increase the amount of that benefit each year, if you meet certain requirements. First, you must allocate 100% of your Account Value in designated investment choices that are designed to help manage our risk and to support the guarantees under the Living Benefit. Second, after your Coverage Date, you must limit your total withdrawals in each year that a Living Benefit is in effect to an amount no greater than the Annual Withdrawal Amount. Your Living Benefit is in effect beginning on the Issue Date and ending on the earlier of the Annuity Commencement Date or the termination of the Living Benefit. Of course, you can always withdraw an amount up to your Surrender Value pursuant to your rights under the Contract.

Each of the Living Benefits allows you to defer withdrawals during your early Account Years to increase your benefit in later years. SIM and SIM Plus also offer the ability to increase the Withdrawal Benefit Base (i) by making additional Purchase Payments after your first Account Anniversary and (ii) through the 200% Benefit Enhancement. In addition, SIM Plus offers the Plus Factor that provides an additional means to increase the Withdrawal Benefit Base. SIM and SIM Plus also permit a One-Time Access Withdrawal that can be taken before you begin taking your Annual Withdrawal Amount.

You may elect single-life coverage or, for a higher fee, joint-life coverage. Under the Living Benefits, once you make an election, you cannot switch between joint-life and single-life coverage regardless of any change in life events. Joint-life coverage:

(i)	must be elected on the Issue Date and cannot be added later;

(ii)	is available on an individually-owned Contract only if the spouse is the sole primary beneficiary under the Contract while the Living Benefit is in effect;

(iii)	is available on a co-owned Contract only if the spouses are the only co-owners while the Living Benefit is in effect; and

(iv)	is not available if you are unmarried on the Issue Date.

If you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”

With joint-life coverage, the age of the person who was the younger spouse on the Issue Date determines when you can begin to receive your Living Benefit. Your Coverage Date will be the Issue Date provided that person is age 59. If that person is younger than age 59, your Coverage Date will be the Account Anniversary after he or she attains (or would have attained) age 59. It does not matter whether the person who was the spouse is still alive or whether you are still married to that person. The Lifetime Withdrawal Percentage is based on the age the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the Coverage Date. The Lifetime Withdrawal Percentage may be reset to a higher percentage in the event of a step-up.

Please note: Whereas withdrawals of the Annual Withdrawal Amount under single-life coverage end when any Participant dies, withdrawals of the Annual Withdrawal Amount under joint-life coverage continue as long as either you or your spouse is alive. To take the Annual Withdrawal Amount after the death of a spouse under joint-life coverage, however, the surviving spouse must first elect to continue the Contract through spousal continuation. (See “Death of Participant - Joint-Life Coverage.”)

The following chart summarizes the important information about the terms and conditions of each Living Benefit that is presented in more detail below and in the related appendices.

Purchase Payments and Maximum Withdrawal Benefit Base

	SIR III		SIM	SIM Plus
Purchase Payments allowed after the first Account Anniversary	Not permitted		If permitted, are limited to $50,000 per Account Year without our approval	Same as SIM

Maximum Withdrawal Benefit Base	$5 million		$10 million	Same as SIM

Lifetime Income

	SIR III		SIM	SIM Plus
	Age	Percentage	Same as SIR III	Age	Percentage
Lifetime Withdrawal Percentage	59 - 64	4%		59 - 64	3%
	65 - 79	5%		65 - 79	4%
	80+	6%		80+	5%

Plus Factor	N/A		N/A	The Withdrawal Benefit Base increases by 2.5% annually after you start taking your Annual Withdrawal Amount

Bonuses and Enhancements

	SIR III		SIM	SIM Plus
Bonus	7% of Bonus Base		8% of Bonus Base	Same as SIM

Bonus Period	10 years from Issue or last step-up		• 10 years from Issue Date • Does not renew at step-up • Ends with any withdrawal (other than One-Time Access Withdrawal)	Same as SIM

200% Benefit Enhancement	N/A		Withdrawal Benefit Base increased to 200% of total 1st year Purchase Payments	Same as SIM

Step-Up

	SIR III	SIM	SIM Plus
Annual Step-Up

•   During the Bonus Period, the Withdrawal Benefit Base and Bonus Base will step-up to the Account Value, if the Account Value is greater than Withdrawal Benefit Base, increased by any Bonuses

•   Future Bonuses based on stepped-up Bonus Base

•   After the Bonus Period, the Withdrawal Benefit Base will step-up to the Account Value, if Account Value is greater than Withdrawal Benefit Base

•   Step-through to a higher Lifetime Withdrawal Percentage occurs at step-up, if you have attained age for higher tier

Same as SIR III except: • Bonus Period does not renew at step-up

Same as SIM, and also:

•   After the Bonus Period when taking income, the Withdrawal Benefit Base will step-up to the Account Value, if Account Value is greater than Withdrawal Benefit Base increased by the Plus Factor

Impact of Withdrawals

	SIR III	SIM	SIM Plus
Annual Withdrawal Amounts	• Reduce Account Value dollar-for-dollar • Do not reduce Withdrawal Benefit Base or Bonus Base	Same as SIR III except: • Ends Bonus Period and 200% Benefit Enhancement	Same as SIM, and also: • Plus Factor added on each Account Anniversary

Early Withdrawals

•   Reduce Account Value dollar-for-dollar

•   Reduce Bonus Base and Withdrawal Benefit Base each in the same proportion as the amount withdrawn reduces the Account Value

•   Subject to withdrawal charge on amount of withdrawal in excess of free withdrawal amount

•   May be subject to 10% federal tax penalty if taken before age 59 1⁄2

•   Contract and Living Benefit cancelled if Account Value reduced to zero as a result of an Early Withdrawal

		Same as SIR III, and also: • Ends Bonus Period and 200% Benefit Enhancement	Same as SIM

Excess Withdrawals

•   Reduce Account Value dollar-for-dollar

•   Reduce Bonus Base and Withdrawal Benefit Base in the same proportion as the Account Value is reduced by the amount of the withdrawal that exceeds the Annual Withdrawal Amount

•   Subject to withdrawal charge on amount of withdrawal in excess of free withdrawal amount

•   Contract and Living Benefit cancelled if Account Value reduced to zero as a result of an Excess Withdrawal

		Same as SIR III, and also: • Ends Bonus Period and 200% Benefit Enhancement	Same as SIM, and also: • No Plus Factor permitted in any year during which an Excess Withdrawal is taken

	SIR III	SIM	SIM Plus
One-Time Access Withdrawal	N/A

•   Reduce Account Value dollar-for-dollar

•   Reduces Withdrawal Benefit Base, Bonus Base, and the amount eligible for the 200% Benefit Enhancement each in the same proportion as the amount withdrawn reduces the Account Value

•   If 1st withdrawal is an Early Withdrawal, then it will be treated as a One-Time Access Withdrawal

•   If 1st withdrawal is taken after the Coverage Date, then you must decide whether to elect to use withdrawal as One-Time Access Withdrawal

•   Will not lock in the Lifetime Withdrawal Percentage

•   Not available if any systematic withdrawal program has been selected

Same as SIM, and also: • Does not trigger initiation of Plus Factor

Investment Options

	SIR III	SIM	SIM Plus
Designated Funds	100% must be allocated among specified Funds; or 100% to asset allocation models	100% must be allocated among specified Funds	Same as SIM

Portfolio Model (Build Your Own Portfolio)

Allocation Ranges:

•   30% - 50% Fixed Income Funds

•   40% - 60% Core Retirement Strategies Funds

•   10% - 30% Asset Allocation Funds

•   0% - 20% Core Equity Funds

•   0% - 20% Growth Equity Funds

•   0% - 10% Specialty Funds

		Allocation Ranges: • 0% - 60% Balanced Funds • 40% - 100% Fixed Income Funds	Same as SIM

Important Considerations

Optional living benefits may not be appropriate for all investors. Before purchasing a Living Benefit, you should carefully consider the following:

1. The frequency and amount of withdrawals you anticipate.

•	You should not purchase a Living Benefit if you plan to take Early or Excess Withdrawals, because such withdrawals may significantly reduce or eliminate the value of the guarantees provided by the Living Benefit.

•	Because the guaranteed lifetime withdrawal benefit under each Living Benefit is accessed through regular withdrawals that do not exceed the Annual Withdrawal Amount, such an optional living benefit may not be appropriate for you if you do not foresee a need for frequent withdrawals and your primary objective is to take maximum advantage of the tax deferral aspect of the Contract.

•	The timing and amount of your withdrawals may significantly decrease, and even terminate, your benefits under a Living Benefit. For example, if your Account Value is reduced to zero immediately following an Early Withdrawal, Excess Withdrawal, or the One-Time Access Withdrawal, then your Withdrawal Benefit Base will also be reduced to zero and your Contract will terminate without value and, thereafter, no Annual Withdrawal Amount will be paid.

•	Early and Excess Withdrawals may decrease the Withdrawal Benefit Base, the Bonus Base, and the 200% Benefit Enhancement by more than the amount withdrawn.

•	You should carefully consider when to begin making withdrawals, because you may not start at the most financially beneficial time for you. For example, by waiting to take withdrawals, you will have a greater opportunity to increase your Annual Withdrawal Amount, but you will have less time to take withdrawals.

•	Withdrawals taken in connection with a Living Benefit also:

•	reduce your Account Value;

•	reduce your death benefit under the Contract, including any optional death benefit;

•	may be subject to withdrawal charges; and

•	may be subject to income taxes and federal tax penalties (e.g., if taken before age 59 1⁄2).

2. Your investment objectives.

•	Your entire Account Value must be allocated to a limited number of specified Funds.

•	Any investment in or transfer to a Fund that is not a Designated Fund, or that falls outside the allocation ranges for the Build Your Own Portfolio model, will terminate your Living Benefit.

You should consult your financial adviser to assist you in determining which investment options may be best suited for your financial needs and risk tolerance.

3. The cost of the Living Benefit.

•	You will begin paying the fee for the Living Benefit as of the Issue Date, even if you do not begin taking withdrawals for many years, or ever.

•	The percentage rate used to calculate the fee may increase or decrease over time, but will not exceed the maximum annual rate shown in the fee table. (See “Costs of Living Benefits.”)

•	We will not refund the fees that you have paid for the Living Benefit.

4. The impact of tax regulations.

•	The tax rules for Qualified Contracts may limit the value of a Living Benefit. You should consult a qualified tax professional before electing a Living Benefit for a Qualified Policy.

•	You may not elect a Living Benefit with an Inherited Non-Qualified or Beneficiary IRA Contract.

•	You may only withdraw your annual required minimum distribution (“RMD”) allowed under the Internal Revenue Code once during any given Account Year.

•	For SIM and SIM Plus, any withdrawals taken (including RMDs) will end the Bonus Period and the 200% Benefit Enhancement unless your withdrawal is your One-Time Access Withdrawal.

5. Whether joint-life coverage or single-life coverage is appropriate for you.

•	With joint-life coverage, all benefits are based on the age of the younger spouse.

•	If your spouse is significantly younger or older than you, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possible long waiting period to begin annual withdrawals and to become eligible for the 200% Benefit Enhancement (for SIM or SIM Plus only), the longer period during which your Account Value could be reduced to zero prior to the Coverage Date, and the higher fee for joint-life coverage.

•	Single-life coverage may not be an appropriate choice on a co-owned Contract because the Living Benefit will end on the death of any Participant.

•	Once you elect joint-life coverage, you or your spouse will always pay the higher joint-life fee.

•	If your spouse (as of the Issue Date) is no longer your spouse or no longer the sole primary beneficiary under the Contract, then coverage will continue until the death of a Participant. If a Participant remarries, the new spouse is not covered under the joint-life feature.

•	If you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”

6. The amount and frequency of Purchase Payments.

•	After your Issue Date, we may limit the amount and timing of Purchase Payments that you can make.

•	For SIR III you cannot make Purchase Payments after your first Account Anniversary. Consequently, SIR III may not be appropriate if you are actively invested in a contributory plan.

•	For SIM and SIM Plus, you can make additional Purchase Payments at any time. However, any Purchase Payments after the first Account Anniversary will be limited to $50,000 during any Account Year, without our prior approval. We reserve the right not to accept any additional Purchase payements under SIM and SIM Plus.

•	For SIM and SIM Plus, under the 200% Benefit Enhancement, any Purchase Payments made after the first Account Anniversary receive a lower benefit than Purchase Payments made during your first Account Year. (See “200% Benefit Enhancement.”)

•	For SIM and SIM Plus, because the Bonus Period ends on your tenth Account Anniversary, any Purchase Payment made after the first Account Anniversary will only be eligible for a Bonus for any years remaining in the Bonus Period.

7. What happens if your Account Value is reduced to zero.

•	If your Account Value is reduced to zero before your Coverage Date, the Account Anniversary following the 59th birthday of the older spouse under single-life coverage (the younger spouse under joint-life coverage), then no Annual Withdrawal Amount will be available, and your Contract, including your Living Benefit, will end. This is true even if no withdrawals had been taken and the Account Value fell to zero as a result of poor investment performance, as well as the deduction of Contract fees and charges.

•

If your Account Value is reduced to zero after your Coverage Date, for any reason other than immediately following an Excess Withdrawal or the One-Time Access Withdrawal, then your Contract, including your

Living Benefit, will end, except that payments of the Annual Withdrawal Amount (calculated on the following Account Anniversary), increased by the Plus Factor if applicable, will continue to be paid to the Participant for the rest of his/her life. This is true even if your Account Value falls to zero through any combination of (i) poor investment performance, (ii) the deduction of Contract fees and charges, as well as (iii) taking your Annual Withdrawal Amount.

•	If your Account Value is reduced to zero immediately following an Early Withdrawal, Excess Withdrawal, or the One-Time Access Withdrawal, then your Contract, including your Living Benefit, will end, and no future Annual Withdrawal Amounts will be available.

See “APPENDIX D - OPTIONAL LIVING BENEFIT EXAMPLES” for examples showing how the features of these Living Benefits work.

Withdrawal Benefit Base

We use the Withdrawal Benefit Base to calculate the Annual Withdrawal Amount. On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

•	increased by any subsequent Purchase Payments;

•	increased by any applicable Bonuses;

•	increased by any step-ups;

•	increased by the 200% Benefit Enhancement (SIM and SIM Plus only);

•	increased by the Plus Factor (SIM Plus only);

•	decreased by any Early and Excess Withdrawals; and

•	decreased by the One-Time Access Withdrawal (SIM and SIM Plus only).

The maximum Withdrawal Benefit Base permitted upon any step-up is $5 million for SIR III. After including any step-ups, Bonuses, 200% Benefit Enhancement, and the Plus Factor, the maximum Withdrawal Benefit Base permitted is $10 million for SIM and SIM Plus. (For the purposes of determining these maximum limits, we reserve the right, in our sole discretion, to aggregate the benefit bases of all variable annuity contracts with living benefits that you own and that are issued by Delaware Life Insurance Company or it affiliates.)

Please note:

•	We use the Withdrawal Benefit Base to calculate the Annual Withdrawal Amount as well as the fee for your Living Benefit.

•	Your Withdrawal Benefit Base is not a cash value, a Surrender Value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any Sub-Account, and it is not a guarantee of Account Value.

Lifetime Withdrawal Percentage

We use the Lifetime Withdrawal Percentage to calculate the Annual Withdrawal Amount. The Lifetime Withdrawal Percentage is determined based on:

•	your age at the time of the first withdrawal taken after the Coverage Date; or

•	if joint-life coverage is selected, the age of the younger spouse at the time of the first withdrawal taken after the Coverage Date.

Age at time of first withdrawal	Lifetime Withdrawal Percentage - Single-Life and Joint-Life Coverage
	SIR III and SIM	SIM Plus
< 59	0%	0%
59 - 64	4%	3%
65 - 79	5%	4%
80+	6%	5%

Please note: Once established, the Lifetime Withdrawal Percentage will not increase even though your age increases, except in certain circumstances involving step-ups. (See “Step-Up.”)

Annual Withdrawal Amount

Beginning on the Coverage Date, you can withdraw up to the Annual Withdrawal Amount from your Contract in any Account Year without reducing your Withdrawal Benefit Base. The Annual Withdrawal Amount is determined by multiplying the Withdrawal Benefit Base by the Lifetime Withdrawal Percentage (shown in the chart above), based on your age at the time of first withdrawal (other than the One-Time Access Withdrawal) after the Coverage Date. Your Annual Withdrawal Amount is recalculated on your Account Anniversary based upon the increases or decreases to the Withdrawal Benefit Base that occurred during the previous Account Year.

A Purchase Payment will increase your Withdrawal Benefit Base and your Annual Withdrawal Amount will immediately be recalculated. All other increases to the Withdrawal Benefit Base will occur on your next Account Anniversary and result in a new Annual Withdrawal Amount at that time. If an Excess Withdrawal has been taken, your available Annual Withdrawal Amount will be zero for the remainder of that Account Year. On your next Account Anniversary, a new Annual Withdrawal Amount will be calculated, based on your then current Withdrawal Benefit Base. If your Account Value has been reduced to zero immediately following an Excess Withdrawal, your Contract, including your Living Benefit, will end.

Your Lifetime Withdrawal Percentage will increase if your age at the time of step-up coincides with a higher percentage (shown in the chart above).

For further information regarding the impacts of taking your Annual Withdrawal Amount please see “Tax Issues Under the Living Benefits” and “TAX PROVISIONS.”

Please note:

•	If the Living Benefit is elected before your Coverage Date, then you will still be assessed a fee for the Living Benefit, even though the Annual Withdrawal Amount will be zero until the Coverage Date.

•	Your Annual Withdrawal Amount is not cumulative. This means that if you do not take the entire Annual Withdrawal Amount during an Account Year, then you cannot take more than the Annual Withdrawal Amount in the next Account Year and maintain the Living Benefit’s guarantees.

Bonus and Bonus Base

If you make no withdrawals in an Account Year during the Bonus Period, then, on each Account Anniversary during the Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of the Bonus Base (under SIR III), and 8% of the Bonus Base (under SIM and SIM Plus). The Bonus Period is a ten-year period beginning on the Issue Date and ending on your tenth Account Anniversary. If you step-up SIR III during the Bonus Period, the Bonus Period is renewed for ten years from the date of the step-up. For SIM and SIM Plus, the Bonus Period is not renewable, and will end early if any withdrawal is taken (other than the One-Time Access Withdrawal).

We use the Bonus Base to calculate the Bonus. We set the initial Bonus Base to equal the initial Purchase Payment at issue. The Bonus Base will be increased by any subsequent Purchase Payments and any step-ups. The Bonus Base will be decreased by any Early Withdrawals, Excess Withdrawals, or the One-Time Access Withdrawal.

Please note:

•	Under SIR III:

•	A Bonus will not be applied during your Bonus Period in any Account Year in which you take a withdrawal.

•	Early and Excess Withdrawals will reduce the Bonus Base. (See “Impact of Withdrawals.”)

•	Under SIM and SIM Plus:

•	Any withdrawal (other than the One-Time Access Withdrawal) will end your Bonus Period and eliminate your Bonus Base.

•	A One-Time Access Withdrawal will reduce the Bonus Base. (See “Impact of Withdrawals.”)

200% Benefit Enhancement (SIM and SIM Plus only)

If no withdrawals, other than the One-Time Access Withdrawal, are taken from the Contract, then your Withdrawal Benefit Base will increase to an amount equal to the amount of the 200% Benefit Enhancement on the latest of:

•	the 10th Account Anniversary,

•	the Account Anniversary following your 70th birthday, or

•	the Account Anniversary following the 70th birthday of the younger spouse, if joint-life is elected.

On this date, we will set your Withdrawal Benefit Base to equal the greater of:

•	the current Withdrawal Benefit Base, or

•	the 200% Benefit Enhancement.

The 200% Benefit Enhancement equals the sum of (1), (2), and (3), below:

(1)	200% of the initial Purchase Payment,

(2)	200% of any additional Purchase Payments made before and including the first Account Anniversary, and

(3)	100% of additional Purchase Payments made after the first Account Anniversary.

If the One-Time Access Withdrawal is taken, the amount of the 200% Benefit Enhancement will be reduced in the same proportion as the amount withdrawn reduces the Account Value. The One-Time Access Withdrawal will not eliminate the 200% Benefit Enhancement.

Please note:

•	If any withdrawal, other than the One-Time Access Withdrawal, is taken from the Contract, then you will not be eligible for the 200% Benefit Enhancement or any future Bonuses.

•	This benefit may increase your Withdrawal Benefit Base when investment performance is neutral or negative.

•	If, as a result of positive investment performance, your Withdrawal Benefit Base is greater than your 200% Benefit Enhancement, then you would not need or receive the 200% Benefit Enhancement because your actual performance is greater than the guarantee provided by the 200% Benefit Enhancement.

•	Purchase Payments made after the first Account Anniversary will not provide any additional benefit to the 200% Benefit Enhancement. This is because the additional amount added to the 200% Benefit Enhancement is equal to 100% of Purchase Payments made after the first Account Anniversary. When adding Purchase Payments after the first Account Year, the same increase is made to the Withdrawal Benefit Base and, consequently, the additional Purchase Payment will not provide any greater benefit under the 200% Benefit Enhancement.

•	The maximum Withdrawal Benefit Base permitted for SIM and SIM Plus is $10 million.

•	If you are participating in SIR III, the 200% Benefit Enhancement is not available to you.

Step-Up

The step-up feature available with the Living Benefit gives you an opportunity to grow your Withdrawal Benefit Base.

•	On each Account Anniversary during the Bonus Period and before your Annuity Commensement Date;

•	If your Account Value exceeds your current Withdrawal Benefit Base, adjusted for any applicable Bonus, we will automatically increase your Withdrawal Benefit Base and Bonus Base to an amount equal to your Account Value.

•	If your Account Value is less than your current Withdrawal Benefit Base, adjusted for any applicable Bonus, you will receive the Bonus, instead of a step-up.

•	On each Account Anniversary after the Bonus Period and before your Annuity Commencement Date, if your Account Value exceeds your current Withdrawal Benefit Base, increased by the Plus Factor, if any, we will automatically increase your Withdrawal Benefit Base to an amount equal to your Account Value.

Please note: The Lifetime Withdrawal Percentage will increase if you have crossed into another age tier at the time of the step-up (we refer to this as “step-through”). For example, if you are age 79 (in the 65-79 age tier) when you make your first withdrawal, and you are age 80 at the time of the automatic step-up of your Withdrawal Benefit Base, then your Lifetime Withdrawal Percentage will increase to the level for the 80+ age tier. (See the chart under “Lifetime Withdrawal Percentage.”)

Plus Factor (SIM Plus only)

After the Coverage Date and if you have taken a withdrawal (other than a One-Time Access Withdrawal), the Plus Factor will be initiated. On each Account Anniversary thereafter, we will automatically increase your Withdrawal Benefit Base by 2.5%, unless a step-up would result in a greater Withdrawal Benefit Base.

Please note:

•	A 2.5% Plus Factor increase could prevent a step-up to a higher Lifetime Withdrawal Percentage (referred to as a step-through).

•	If you take an Excess Withdrawal in any Account Year, you will forfeit the Plus Factor for that Account Year.

•	If your Account Value is reduced to zero immediately following an Excess Withdrawal, then no Annual Withdrawal Amount will be available. The Contract, including your Living Benefit and the Plus Factor, will end.

•	If your Account Value is reduced to zero for any reason, other than immediately following an Excess Withdrawal (or One-Time Access Withdrawal), then the Contract, including your Living Benefit, will end, except that payments of the Annual Withdrawal Amount, increased by the Plus Factor if applicable, will continue to be paid to the Participant for the rest of his/her life.

•	If you are participating in SIR III or SIM, the Plus Factor is not available to you.

Impact of Withdrawals

Starting on your Coverage Date and continuing to your Annuity Commencement Date, you may take partial withdrawals up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base or Bonus Base. These withdrawals will, however, reduce your Account Value by the amount of the withdrawal (and, consequently, the amount of your death benefit proportionately). In addition, these withdrawals are subject to withdrawal charges to the extent that they exceed the greatest of: (i) the free withdrawal amount permitted under your Contract (see “Free Withdrawal Amount”); (ii) your “yearly RMD amount” (subject to conditions discussed in “Tax Issues Under Living Benefits,”); and (iii) your Annual Withdrawal Amount.

Early Withdrawals

Withdrawals taken before your Coverage Date, referred to as “Early Withdrawals,” will reduce your Withdrawal Benefit Base and any Bonus Base according to the following formulas.

Your New Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV

Your New Bonus Base	=	BB x	(	AV - WD	)
AV

Where:

	WBB	=	your Withdrawal Benefit Base immediately before the Early Withdrawal.

	BB	=	your Bonus Base immediately before the Early Withdrawal.

	WD	=	the amount of the Early Withdrawal.

	AV	=	your Account Value immediately before the Early Withdrawal.

Under SIM and SIM Plus, your first withdrawal, if taken before the Coverage Date, will be deemed the One-Time Access Withdrawal. (See “One-Time Access Withdrawal.”) For Early Withdrawals, the Withdrawal Benefit Base and the Bonus Base are both reduced proportionally by the full amount of the withdrawal.

Excess Withdrawals

After the Coverage Date, any partial withdrawal that, when taken alone or in combination with all other withdrawals taken in the same Account Year, exceeds the Annual Withdrawal Amount is referred to as an “Excess Withdrawal.” An Excess Withdrawal will reduce your Withdrawal Benefit Base and any Bonus Base according to the following formulas.

Your New Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV - AWA

Your New Bonus Base	=	BB x	(	AV - WD	)
AV - AWA

Where:

	WBB	=	your Withdrawal Benefit Base immediately before the Excess Withdrawal.

	BB	=	your Bonus Base immediately before the Excess Withdrawal.

	WD	=	the amount of the Excess Withdrawal.

	AV	=	your Account Value immediately before the Excess Withdrawal.

	AWA	=	your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

If you take an Excess Withdrawal, the Withdrawal Benefit Base and the Bonus Base are both reduced proportionally by the amount of the withdrawal in excess of the Annual Withdrawal Amount.

One-Time Access Withdrawal (SIM and SIM Plus only)

You may take your first withdrawal as the One-Time Access Withdrawal. Before the Coverage Date, your first withdrawal will automatically be your One-Time Access Withdrawal. After your Coverage Date, when you make your first withdrawal, you have the option of electing to use the One-Time Access Withdrawal.

The One-Time Access Withdrawal differs from other withdrawals in that:

•	It will not end the 200% Benefit Enhancement, but will reduce the eligible amount based on the following formula:.

Your new 200% Benefit Enhancement	=	BE x	(	AV - WD	)
AV

Where:

	BE	=	the 200% Benefit Enhancement immediately before the One-Time Access Withdrawal.

	WD	=	the total amount of the One-Time Access Withdrawal.

	AV	=	the Account Value immediately before the One-Time Access Withdrawal.

•	It will reduce the Withdrawal Benefit Base and Bonus Base in the same manner as an Early Withdrawal. (See “Early Withdrawals.”)

•	If taken during the Bonus Period, then it will cause the Bonus for that Account Year to be forfeited, but will not end the Bonus Period.

•	If taken after the Coverage Date, then it will not lock in the Lifetime Withdrawal Percentage used to calculate the Annual Withdrawal Amount or initiate the Plus Factor for SIM Plus.

If you take a withdrawal after the Coverage Date and do not elect to use the One-Time Access Withdrawal then:

•	we will lock in the Lifetime Withdrawal Percentage;

•	you may begin to take your Annual Withdrawal Amount;

•	you will be eligible to receive any applicable Plus Factors under SIM Plus;

•	you will forfeit the One-Time Access Withdrawal benefit;

•	the Bonus Period ends; and

•	you will forfeit the 200% Benefit Enhancement.

If you are participating in SIR III, then the One-Time Access Withdrawal is not available to you.

Please Note: In regard to Early and Excess Withdrawals and the One-Time Access Withdrawal:

•	The above calculations show proportionate reductions. Generally speaking:

•	If your Account Value is greater than your Withdrawal Benefit Base, the reduction to your Withdrawal Benefit Base will be less than the amount withdrawn.

•	If your Account Value is less than your Withdrawal Benefit Base, the reduction to your Withdrawal Benefit Base will be more than the amount withdrawn.

•	Subsequent withdrawals taken after the One-Time Access Withdrawal will be treated as described in “Annual Withdrawal Amount,” “Early Withdrawals,” and “Excess Withdrawals.”

•	A withdrawal that does not exceed the Annual Withdrawal Amount may nevertheless affect the Bonus Period and step-ups. If you elect SIM or SIM Plus, then any withdrawal, except the One-Time Access Withdrawal, will result in the forfeiture of the 200% Benefit Enhancement and end the Bonus Period. Under SIM Plus, you will forfeit the Plus Factor for that Account Year if you take an Excess Withdrawal.

•	In addition, these withdrawals are subject to withdrawal charges if they occur before the fourth Account Anniversary and to the extent they exceed the greatest of:

•	the free withdrawal amount permitted under your Contract;

•	your yearly RMD amount for your Contract; and

•	your Annual Withdrawal Amount.

•	Early Withdrawals, Excess Withdrawals, and the One-Time Access Withdrawal could severely reduce, and even terminate, your Living Benefit, and could reduce your Account Value to zero, thereby terminating your Contract without value.

•	In addition to reducing your Living Benefit, any withdrawal taken before you reach age 59 1⁄2 could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

•	We do not monitor for Excess Withdrawals. Accordingly, if you take regular or scheduled withdrawals, you should carefully monitor your withdrawals to be certain they are not in excess of your Annual Withdrawal Amount.

•	The One-Time Access Withdrawal is only available at the time of your first partial withdrawal request and cannot be used in connection with any systematic withdrawal program available under your Contract.

•	The One-Time Access Withdrawal is not available for a withdrawal made as part of an exchange under Section 1035 of the Internal Revenue Code (“Code”) or as part of a transfer or rollover to an eligible retirement plan offered by another insurance company.

Costs of Living Benefits

If you select a Living Benefit, then we will deduct a fee from your Account Value on the last valuation day of each Account Quarter. The fee is a percentage of your Withdrawal Benefit Base and differs for single-life and joint-life coverage. The percentage rate may increase or decrease over time, but will not exceed the Maximum Annual Rates shown in the table below. If we change the rate, then you may elect to cancel your Living Benefit and no longer pay the fee.

	Single-Life				Joint-Life
	Current Quarterly Rate	Current Annual Rate	Maximum Quarterly Rate	Maximum Annual Rate	Current Quarterly Rate	Current Annual Rate	Maximum Quarterly Rate	Maximum Annual Rate
SIR III	0.2750%	1.10%	0.4375%	1.75%	0.3250%	1.30%	0.4875%	1.95%
SIM	0.2750%	1.10%	0.4375%	1.75%	0.3250%	1.30%	0.4875%	1.95%
SIM Plus	0.3125%	1.25%	0.4375%	1.75%	0.3625%	1.45%	0.4875%	1.95%

Please note: Because the fee for the benefit is a percentage of your Withdrawal Benefit Base:

•	Your total annual fee is the sum of four quarterly fees and could be a much higher percentage of your Account Value than of your Withdrawal Benefit Base. The maximum annual fee is the maximum annual rate multiplied by the highest quarterly Withdrawal Benefit Base during that Account Year.

•	Your fee will increase as your Withdrawal Benefit Base increases (although the rate used to calculate the fee may remain the same).

Cancellation of Living Benefits

Should you decide that the Living Benefit is no longer appropriate for you, you may cancel it at any time.

We will terminate a Living Benefit upon the earliest of the following:

•	receipt, in Good Order, at our Service Address, of your written request to cancel the Living Benefit;

•	change of ownership of a Contract, unless you have received our prior approval to change the ownership;

•	death of a Participant (with single-life coverage);

•	death of a Participant with joint-life coverage, if the spouses on the Issue Date are no longer spouses or no longer sole primary beneficiaries;

•	annuitization;

•	termination/full surrender of the Contract;

•	the Withdrawal Benefit Base is reduced to zero as a result of Early or Excess Withdrawals, or the One-Time Access Withdrawal (for SIM and SIM Plus only);

•	if the Account Value is reduced to zero, prior to the Coverage Date, for any reason;

•	any investment in or transfer to a Fund that is not a Designated Fund; or

•	any investment in or transfer that is outside the allocation ranges for the Build Your Own Portfolio model.

Upon termination, all benefits and fees associated with a Living Benefit will cease. Once terminated, your Living Benefit cannot be reinstated.

Death of Participant - Single-Life Coverage

If you selected single-life coverage, then the Living Benefit ends on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole primary Beneficiary, he or she may elect to continue the Contract, but the Living Benefit will terminate and no optional living benefit will be available to your surviving spouse.

Please note:

•	Single-life coverage may be inappropriate on a co-owned Contract because the Living Benefit will end on the death of any Participant.

•	Beneficiaries who are not spouses cannot continue the Contract (see “Spousal Continuance” under “DEATH BENEFIT”) or any Living Benefit under the Contract. Co-owners who are not spouses should, therefore, discuss with their financial adviser whether a Living Benefit is appropriate for them. Also, if you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”

Death of Participant - Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in a Living Benefit, the provisions of the section titled “Death of Participant - Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, then the surviving spouse, as the sole primary beneficiary, can elect to continue the Contract and all currently-held benefits will continue to the surviving spouse. In such case, the Account Value will be equal to the Death Benefit. If you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”

Alternatively, the surviving spouse may elect any available option under the death benefit provisions of the Contract. In such case, the Contract, including any applicable Living Benefit, will end.

Annuitization Under the Living Benefits

If your Account Value is greater than zero on your Maximum Annuity Commencement Date, then you must elect to:

•	surrender your Contract and receive your Surrender Value,

•	annuitize your Account Value under one of the then currently available Annuity Options, or

•	annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected on the Issue Date and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount increased by the Plus Factor, if applicable. If you make no election, we will default your choice to this option.

If you elect to annuitize prior to your Maximum Annuity Commencement Date, then your Contract and any Living Benefit will end.

Tax Issues Under the Living Benefits

Certain state and federal tax provisions may be important to you in connection with a living benefit. If your Contract is a Non-Qualified Contract, it is possible that the election of optional living benefits, such as the Living Benefits, might increase the taxable portion of any withdrawal you make from the Contract. It is not clear whether withdrawals after the Coverage Date while the Contract value is greater than zero will be taxed as withdrawals or as annuity payments. This is significant for Non-Qualified Contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to adopt a conservative approach and treat such payments as withdrawals for tax purposes. We intend to treat payments pursuant to a Living Benefit after the Contract value becomes zero as annuity payments for tax purposes.

You may not elect a Living Benefit with an inherited Non-Qualified Contract or beneficiary IRA Contract.

If your Contract is a Qualified Contract, then the retirement plan governing that Qualified Contract may be subject to certain required minimum distribution (RMD) provisions imposed by the Internal Revenue Code (the “Code”) and Internal Revenue Service (“IRS”) regulations (collectively, the “Federal Tax Laws”). These RMD provisions require that an amount be distributed from the retirement plan each year, beginning generally in the calendar year in which you attain age 70 1⁄2. Your failure to withdraw your yearly RMD amount from your retirement plan could result in adverse tax treatment. Because for certain retirement plans we do not know what assets are held by the plan, we have assumed for all plans that the Qualified Contract (i.e., your Contract) is the only asset, and we determine a yearly RMD amount taking into account only your Contract (“Yearly RMD Amount”).

When you elect to participate in a Living Benefit, we will inform you that you may withdraw amounts up to your Yearly RMD Amount each year without reducing your Withdrawal Benefit Base. To assist you in complying with the RMD requirements, in January of each year, we will notify you of your calculated Yearly RMD Amount and inform you that you may withdraw amounts up to your Yearly RMD Amount each Account Year without reducing your Withdrawal Benefit Base. Please note: For SIM and SIM Plus, if you withdraw your yearly RMD amount, that withdrawal will end the Bonus Period and the 200% Benefit Enhancement.

To the extent that the Yearly RMD Amount attributable to your Contract exceeds the Annual Withdrawal Amount permitted each year under your Living Benefit, we currently are waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in a Living Benefit, then we will reduce your Account Value dollar-for-dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under the Living Benefit will be reduced, dollar-for-dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

•	you withdraw your (Qualified) Contract’s first Yearly RMD Amount in the calendar year you attain age 70 1⁄2, rather than postponing the withdrawal of that amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your (Qualified) Contract that would result in your receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Withdrawal Amount that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Withdrawal Amount as an Excess Withdrawal which may significantly reduce the Withdrawal Benefit Base.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefit and Optional Living Benefits” under “TAX PROVISIONS.”

DESIGNATED FUNDS

To participate in a Living Benefit, all of your Account Value must be invested only in Designated Funds at all times during the term of your optional living benefit.

For Contracts participating in SIM or SIM Plus, the only Funds, dollar-cost averaging programs, and asset allocation models that currently qualify as Designated Funds are as follows:

Asset Allocation Model	Funds
Build Your Own Portfolio	MFS® Conservative Allocation Portfolio, Service Class
MFS® Global Tactical Allocation Portfolio, Service Class

Dollar-Cost Averaging Program Options
6-Month DCA Period
12-Month DCA Period

For Contracts participating in SIR III, the only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are as follows:

Asset Allocation Models	Funds
Build Your Own Portfolio	AB Dynamic Asset Allocation Portfolio, Class B
Blended Model	MFS® Conservative Allocation Portfolio, Service Class
MFS® Global Tactical Allocation Portfolio, Service Class
Dollar-Cost Averaging Program Options	MFS® Moderate Allocation Portfolio, Service Class
6-Month DCA Period	PIMCO All Asset Portfolio, Advisor Class
12-Month DCA Period	PIMCO Global Multi-Asset Managed Allocation Portfolio, Advisor Class
Putnam VT Absolute Return 500 Fund, Class IB

One of the asset allocation models that qualifies as a Designated Fund is the portfolio model that applies to our “build your own portfolio” program. That portfolio model and the “build your own portfolio” program are described in “BUILD YOUR OWN PORTFOLIO” and in “APPENDIX E - BUILD YOUR OWN PORTFOLIO.”

If you elected to participate in Income Riser III (“SIR III”), Income Maximizer (“SIM”), or Income Maximizer Plus (“SIM Plus”) and are invested in more than one Designated Fund, we will automatically transfer assets among your Designated Funds to maintain the percentage allocation you selected. We will make these transfers on a quarterly basis.

We reserve the right to declare that a particular Fund no longer qualifies as a Designated Fund. Written notice will be provided to Contract Owners whenever a fund is no longer considered to be a Designated Fund. If you are invested in a Designated Fund at the time we declare the Fund to no longer be a Designated Fund, your Account Value can remain in that Fund without canceling your participation in a Living Benefit. However, any transfers or future Purchase Payments may only be allocated to a Fund that is declared by us to be a Designated Fund at the time of the transaction. If you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you must first transfer your Account Value from that Fund into one or more of the current Designated Fund(s) if you want to make subsequent Purchase Payments or any additional transfers. (Note that this restriction does not apply to automatic portfolio rebalancing. Likewise, if you are participating in a DCA program and one of the funds receiving transfers under the DCA program is declared no longer to be a Designated Fund, then your Account Value can remain invested in that Fund until the end of your DCA Period. However, before you make any subsequent Purchase Payments, you must first transfer all your Account Value from that Fund into one or more of the current Designated Funds and provide us with new allocation instructions for your DCA program.) We also reserve the right to close Funds only to new Contracts. We will, however, revise the prospectus to give notice to prospective investors of the closing of any Fund. If a Designated Fund is closed only to new Contracts, any current Account Value may remain in that Fund and future transfers and Purchase Payments to that Fund are permissible, as long as the Fund is still declared by us to be a Designated Fund.

Note that on SIR III, SIM, and SIM Plus, we have reserved the right to allow step-ups only if your Account Value is invested in a Fund that has been declared by us to be a Designated Fund. In such case, if you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you will have to transfer into a current Designated Fund before a step-up can occur. If you decide not to transfer into a current Designated Fund and forgo step-up, then your Living Benefit will continue with all of the benefits except for step-up.

BUILD YOUR OWN PORTFOLIO

Among the choices of Designated Funds is a selection of funds (“portfolio model”) that you design yourself using certain broad guidelines that we provide. To “build your own portfolio,” you pick funds from the asset classes available at that time. Altogether you may not choose more than 18 funds for your portfolio model. The amount you may invest in each asset class is determined by a percentage range that we provide for each asset class. The sum of the percentages you invest in the asset classes altogether must total 100%. A chart showing the Funds available in each asset class and the percentage range assigned to each asset class is included in Appendix E.

You may transfer funds within the asset classes as long as your allocations remain within the percentage ranges we have established, and you adhere to the transfer provisions of your Contract. (See “Transfer Privilege,” “Short-Term Trading,” and “Funds’ Trading Policies.”) Withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds. Any additional Purchase Payments will be allocated proportionally to your current Fund selection. At any time you can change your Fund selection by providing new allocation instructions. Your new instructions will change your existing allocations accordingly. Your portfolio will be rebalanced quarterly to maintain your percentage allocations in line with the performance of the Funds over the prior quarter.

Under the terms of the Living Benefits, however, there are certain limits on the times when you can make additional Purchase Payments. For SIR III, you cannot make Purchase Payments after your first Account Anniversary. For SIM and SIM Plus, you may make additional Purchase Payments at anytime. However, Purchase Payments made after the first Account Anniversary, will be limited to $50,000 during any Account Year, without our prior approval. We reserve the right not to accept additional Purchase Payments under SIM and SIM Plus.

If at any time, a fund is closed to new business, no new payments or transfers into the fund will be permitted. However, portfolio rebalancing of the fund will continue. To make a payment into your portfolio model after a fund within the model has been closed, you must redesign your portfolio model without the closed fund. Your entire Account Value will then be reallocated to your new portfolio model. Likewise, if you are participating in a DCA program and one of the Funds in this portfolio model receiving transfers under the DCA program is declared to no longer be part of the portfolio model, then the program will run through to completion. However, before you make any subsequent Purchase Payments, you must first either (a) reallocate your total Account Value among funds that comply with the current Build Your Own Portfolio categories or (b) transfer your total Account Value to Designated Funds other than the Build Your Own Portfolio model. You must also provide us with new allocation instructions for your DCA program.

DEATH BENEFIT

If the Covered Person dies during the Accumulation Phase, we may pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Covered Person, we will pay the death benefit to the surviving Participant, if any, or, if there is no Participant, in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If the Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

The death benefit proceeds will remain invested in the Sub-Accounts in accordance with the allocations made by the Contract Owner until the Beneficiary has provided us with Due Proof of Death in Good Order. Once we have received Due Proof of Death, then investments in the Variable Account may be reallocated in accordance with the Beneficiary’s instructions.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a “Death Benefit Date.” The Death Benefit Date is the date we receive Due Proof of Death of the Covered Person in an acceptable form, if you have elected a death benefit payment method before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary’s election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

The basic death benefit will be the greater of the following amounts:

(1)	your Account Value on the Death Benefit Date; and

(2)	your total Adjusted Purchase Payments. (See “Calculating the Death Benefit.”)

Adjusted Purchase Payments initially equal the initial Purchase Payment.

Each time there is an additional Purchase Payment then:

Your new Adjusted Purchase Payments	=	APP + PP

Where:

	APP	=	Your Adjusted Purchase Payments immediately prior to the additional Purchase Payment.

	PP	=	The amount of the additional Purchase Payment.

Each time there is a withdrawal then:

Your new Adjusted Purchase Payments	=	APP x	(AV - WD)
AV

Where:

	APP	=	Your Adjusted Purchase Payments immediately prior to the withdrawal.

	WD	=	The amount of the withdrawal.

	AV	=	Your Account Value immediately prior to the withdrawal.

When the Account Value is less than the Adjusted Purchase Payments, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

Optional Death Benefit

You may enhance the “basic death benefit” by electing the optional death benefit known as the Maximum Anniversary Account Value (“MAV”). You must make your election on or before the Issue Date. You will pay a charge for the optional death benefit. (For a description of the charge, see “Charges for Optional Benefits.”) The optional death benefit is available only if you are younger than age 75 on the Open Date. The optional death benefit election may not be changed after the Contract’s Issue Date. The optional death benefit will be adjusted for all partial withdrawals as described in this Prospectus under the heading “Calculating the Death Benefit.”

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of this optional death benefit to you. Please refer to “Impact of Optional Death Benefit and Optional Living Benefits” under “TAX PROVISIONS” for more information regarding tax issues that you should consider before electing this optional benefit.

Under MAV, the death benefit will be the greater of:

•	the amount payable under the basic death benefit above, or

•	your highest Account Value on any Account Anniversary before the Covered Person’s 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.

In determining the highest Account Value, on the second and each subsequent Account Anniversary, the current Account Value is compared to the previous highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Account Year ending on that Account Anniversary. If the current Account Value exceeds the adjusted highest Account Value, the current Account Value will become the new highest Anniversary Account Value.

Spousal Continuance

Under an individually-owned Contract, if you are the Covered Person and your spouse is the sole Beneficiary, upon your death, your spouse may elect to continue the Contract by becoming the new Participant and new Covered Person, rather than receive the death benefit amount. Under a co-owned Contract, if you and your spouse are the Covered Persons and sole Beneficiaries, then upon the death of either you or your spouse, the surviving spouse may continue the Contract as the sole Participant and sole Covered Person. In either case, we will not pay a death benefit, but the Contract’s Account Value will be set to equal the death benefit amount. (See “The Basic Death Benefit” or, if applicable, the “Optional Death Benefit.”) If you are participating in a Living Benefit and you have joint-life coverage, then your surviving spouse may continue the Contract and the Living Benefit. If you are participating in a Living Benefit and you have single-life coverage, then your surviving spouse can continue the Contract, but the Living Benefit will terminate and no optional living benefit will be available to your surviving spouse. (See “Death of Participant - Single-Life Coverage.”)

All Contract provisions, including, if elected, the optional death benefit (subject to the optional death benefit age restriction), will continue as if your surviving spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your surviving spouse’s age on the original effective date of the Contract will be used. Upon surrender or annuitization, this increased amount will not be treated as premium, but will be treated as income. If you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”

Calculating the Death Benefit

In calculating the death benefit amount payable under option (2) of “The Basic Death Benefit” or the optional death benefit, each partial withdrawal will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See “The Basic Death Benefit.”) A withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

Rather than receiving the death benefit, the Beneficiary may elect to annuitize, to defer annuitization, or to continue the Contract. In such case, if the death benefit amount payable under the Contract is greater than your Account Value, we will increase the Account Value to equal the death benefit amount. Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to an existing DCA Period will be allocated to your selected Sub-Accounts.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under “THE INCOME PHASE - ANNUITY PROVISIONS.”

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us, at our Service Address, a completed election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your surviving spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us written notice in a form acceptable to us. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law. We can defer payment of the death benefit to the extent permitted under the Investment Company Act of 1940. (See “Payment of Death Benefit.”)

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the “designated beneficiary” within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the “designated beneficiary.” If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see “Spousal Continuance.” If you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s Annuity Commencement Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate your Beneficiary, or your Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which you or your Beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within seven days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described under the Annuity Option you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described under “Annuity Options,” and you cannot change the Annuity Option selected. (Also, a Beneficiary receiving payments after the Annuitant’s death under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under “Annuity Options.”) You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See “WITHDRAWALS AND WITHDRAWAL CHARGES.”)

Selection of Annuitant(s)

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Options refer to the Annuitant as the “Payee.” If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payments.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

•	The earliest possible Annuity Commencement Date is the first day of the second month following your Issue Date.

•	The latest possible Annuity Commencement Date is the first day of the month following the Annuitant’s 95th birthday (“Maximum Annuity Commencement Date”). If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.

•	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date by sending us written notice, in a form acceptable to us, with the following additional limitations:

•	We must receive your notice, in Good Order, at least 30 days before the current Annuity Commencement Date.

•	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1⁄2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1⁄2).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary. Note that if the Annuitant dies prior to the end of the first month after the Annuity Commencement Date, only one annuity payment will be made.

Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant’s estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate of 3%; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the last survivor dies. There is no provision for continuance of any payments to a Beneficiary.

Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, in one sum, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate of 3%. If the Annuitant dies during the period selected, the remaining income payments are made as described above for the payments to a Beneficiary under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax. The 5, 6, 7, 8, and 9-year period certain options are not available during your first four Account Years unless (a) you or your Beneficiary are selecting this Annuity Option to be used as the method of payment for the death benefit and (b) your Beneficiary’s life expectancy on the date of the first payment exceeds the selected period.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain, except as otherwise provided under your applicable Living Benefit.

You must specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations. If, however, a portion of your Account Value was allocated to a DCA Period at the time of annuitization, that portion will be exchanged for Annuity Units and allocated among the Sub-Accounts you select at annuitization or, if you make no such selection, then in proportion to the Sub-Accounts you were invested in prior to annuitization.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Option may not be changed once annuity payments begin.

Amount of Annuity Payments

Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

•	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

•	We deduct any applicable premium tax or similar tax if not previously deducted.

Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account’s Variable Accumulation Units for Annuity Units upon which we will assess annual insurance charges of 1.65% of your average daily Annuity Unit values. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the “annuity payment rates” in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. (See “Annuity Payment Rates.”)

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests a transfer among Sub-Accounts). However, the dollar amount of the next Variable Annuity payment, which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit value for the Valuation Period ending just before the date of the payment, will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

After you annuitize, we will deduct total insurance charges at an annual rate of 1.65% of your average daily Annuity Unit values. We will no longer deduct the mortality and expense risk charge or the charges for any optional living benefit or the optional death benefit. The 1.65% charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase.

Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable “annuity payment rates.” These will be either; (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. (See “Annuity Payment Rates.”)

Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment, except as otherwise provided under your Living Benefit.

Transfer of Variable Annuity Units

During the Income Phase, the Annuitant may transfer Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. Any such transfers may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the “Funds’ Trading Policies”). The applicability of the Funds’ Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this Prospectus under “Funds’ Trading Policies.” For the reasons discussed there, you should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

During the Income Phase, the Annuitant, the authorized representative of the broker-dealer of record, or another authorized third party may request transfers by telephone, or in writing by submitting the request to our Service Address, stating the number of Annuity Units in the Sub-Account he or she wishes to transfer and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the transfer would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the transfer request.

Before transferring Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the relevant Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only transfers among Sub-Accounts. No transfers to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account fee of $50 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account fee from Fixed Annuity payments.

Annuity Payment Rates

Annuity payment rates are the rates we use to determine the dollar amount of an annuity payment under each Annuity Option. The Contract contains annuity payment rate schedules for each Annuity Option described in this Prospectus. These schedules show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract. We may change these rates under Group Contracts for Accounts established after the effective date of such change. (See “Modification.”)

The annuity payment rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the annuity payment rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Covered Person’s death before the Income Phase, as described under the “Death Benefit” section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification, in Good Order. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership will not change the Covered Person named when the Contract is issued. This means that all death benefits and surrender charge waivers will continue to be based on the Covered Person and not the Participant. The amount payable on the death of the new Participant will be the Surrender Value.

Voting of Fund Shares

To the extent required by law, we will vote all shares held in the Variable Account in accordance with instructions we receive from persons with voting interests in the Funds. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract in which the Owner has reserved this right. During the Income Phase, the Payee (that is, the Annuitant or Beneficiary entitled to receive benefits) is the person having the right to give voting instructions.

Before a vote of the shareholders of a Fund occurs, each person with voting interests in the Fund will receive voting materials from us. We will ask those persons to instruct us on how to vote and to return their respective voting instructions to us in a timely manner. Each such person is permitted to cast votes based on the dollar value of the shares of each Fund that we hold for your Contract in the corresponding Sub-Account. We calculate this value based on the number of Variable Accumulation Units or Variable Annuity Units allocated to your Contract as of the date set by the Fund and the value of each Variable Accumulation Unit or Variable Annuity Unit on that date. We count fractional votes.

We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from person(s) with voting interests in the Fund. Because of this method of proportional voting, a small number of persons with voting interests in the Fund may determine the outcome of a shareholder vote. If, however, we determine that we are permitted to vote the Fund shares in our own right, then we may do so.

Note: Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular retirement plan and under the Investment Company Act of 1940. Employees who contribute to retirement plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such retirement plans may also provide the additional extent, if any, to which an Owner shall follow voting instructions of persons with rights under those plans. If no voting instructions are received from any such person with respect to a particular Contract, the Owner may instruct us as to how to vote the number of Fund shares for which instructions may be given.

Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges and federal taxes on withdrawals), minimum distributions, death benefit payments, transfers (excluding dollar-cost averaging transfers) and living benefit credits or refunds. Such confirmations will be sent within two business days after the transaction occurs.

In addition, within five business days after each calendar quarter, we will send you, by regular U.S. mail, a statement showing your current Account Value, death benefit value, and investment allocation by asset class. Each quarterly statement will detail transactions that occurred during the last calendar quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, step-ups credited on living benefits, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the Funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

If you have enrolled in the electronic delivery service and consented to receive documents electronically, we will send you an email at the address you provided notifying you when we have posted your confirmations, statements, and reports on our website.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. You will receive notice of any such Fund changes that affect your Contract by a supplement to this Prospectus.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may supplement this Prospectus to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract. Any changes we make by splitting or combining Variable Accumulation Unit values must comply with federal securities laws and regulations.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification is consistent with federal securities laws and regulations and: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see “Change in Operation of Variable Account”); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may supplement this Prospectus to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, and the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments, provided that such modification will not exceed the maximum fees as shown in the fee table. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any two or more variable accounts or Sub-Accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove DCA Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may supplement this Prospectus and make appropriate endorsement to the Contract as necessary to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Service Address, within 10 days or longer if allowed by your state after it was delivered to you. State law may also allow you to return the Contract to your sales representative. (Information about your right to return period can be found on the first page of your Contract or prominently displayed in an endorsement to your Contract. You can also obtain information about your right to return period by contacting your sales representative.) When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. If applicable state law requires return of Purchase Payments, we will return the greater of (1) your Surrender Value or (2) the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity (“IRA”), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within seven days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a “ten day free-look,” notwithstanding the provisions of the Internal Revenue Code.

TAX PROVISIONS

This section provides general information on the federal income tax consequences of ownership of a Contract and is not intended as tax advice. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable state or other tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money - generally for retirement purposes. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your Contract is called a “Qualified Contract.” If your annuity is independent of any formal retirement or pension plan, it is termed a “Non-Qualified Contract.” The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

U.S. Federal Income Tax Provisions

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax provisions affecting Contracts issued in Puerto Rico, see “Puerto Rico Tax Provisions.”

Taxation of Non-Qualified Contracts

Deductibility of Purchase Payments. For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the “investment in the contract” for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

Pre-Distribution Taxation of Contracts. Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an “immediate annuity”, which the Internal Revenue Code (the “Code”) defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase an annuity should be based on the assumption that the purchase of an annuity is necessary to obtain tax deferral under a qualified plan.

Distributions and Withdrawals from Non-Qualified Contracts. The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a “full surrender”), the taxable portion will equal the amount you receive less the “investment in the contract” (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

Annuity Payments. A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee’s expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

Penalty Tax on Certain Withdrawals. A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59 1⁄2, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above). Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a qualified tax professional with regard to exceptions from the penalty tax.

Taxation of Death Benefit Proceeds. Death benefits paid upon the death of a Participant are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the investment in the contract is not affected by the Participant’s or Annuitant’s death, i.e., the investment in the contract must still be determined by reference to the Participant’s investment in the Contract. Special mandatory distribution rules also apply after the death of the Participant when the beneficiary is not the surviving spouse of the Participant.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant other than the Owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange should consult a qualified tax professional as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment.

Taxation of Qualified Contracts

“Qualified Contracts” are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax- deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan’s specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Pension and Profit-Sharing Plans. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self- employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

Individual Retirement Accounts and Annuities. Individual Retirement Accounts and Annuities (“IRAs”), as defined in Section 408 of the Code, permit eligible individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. In addition, certain distributions from some other types of retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1⁄2, unless an exception applies. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.” If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Roth Individual Retirement Arrangements. Section 408A of the Code permits certain eligible individuals to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you roll over from or convert a traditional IRA Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract’s account balance. Thus, you should consult with a qualified tax professional prior to any conversion. Distributions from a Roth IRA are generally not taxed, except that once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1⁄2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Distributions and Withdrawals from Qualified Contracts. In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1⁄2, except in certain circumstances.

If you receive a distribution from a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an IRA and roll over some or all of that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

•	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

•	any required minimum distribution; or

•	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may be able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

Withholding. In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, a non-surviving-spouse Beneficiary may elect a direct rollover only to a so-called inherited IRA. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

Impact of Optional Death Benefit and Optional Living Benefits

For a further discussion, please refer to “Tax Issues Under the Living Benefits.”

Qualified Contracts. If your Contract is a Qualified Contract other than a Roth IRA, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70 1⁄2 or, for non-IRAs, the date of retirement instead of age 70 1⁄2 if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract’s value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations.

The IRS’s RMD regulations provide that the annual RMD amount is to be calculated based on the Contract’s Account Value as of 12/31 plus “the actuarial present value of any additional benefits” that are provided under your Contract (such as optional death and living benefits) which is also calculated as of 12/31. When we notify you yearly of the RMD amount, we will inform you if the calculation included the actuarial present value of any additional benefits since such inclusion would have increased your RMD amount. Because of the above actuarial present value requirements, your election of a Contract’s optional benefit could cause your RMD amount to be higher than it would be without such an election. Additionally, if your RMD amount exceeds your guaranteed withdrawal amount under an optional benefit, you will have to withdraw more than the guaranteed withdrawal amount to avoid the imposition of a 50% excise tax, causing a reset of your guaranteed withdrawal amount. Prior to electing to participate in any optional benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on your yearly RMD amounts.

You may take an RMD amount calculated for a particular Individual Retirement Annuity from that Annuity or from another IRA of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you convert such a traditional Annuity or Account to a Roth IRA (see “Roth Individual Retirement Arrangements”), the IRS’s rules for determining the amount of your taxable income at the time of conversion include an amount based on the RMD actuarial present value requirements discussed above. Thus, your election of a Contract’s optional benefit could cause your taxable income upon conversion to be higher than it would be without such an election. Prior to electing to participate in any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

For Qualified Contracts issued other than as Individual Retirement Annuities, (1) we do not calculate your annual RMD amount nor do we notify you of such amount and (2) you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value (including any actuarial present value of additional benefits discussed below) so that it can be used by the trustee or custodian in the Account’s RMD calculations.

Non-Qualified Contracts. We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and your information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity’s cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of “cash value” in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional benefit. If this were to occur, election of an optional benefit could cause any withdrawal, including a withdrawal under the withdrawal benefit of any optional living benefit, to have a higher proportion of the withdrawal derived from taxable investment earnings. Prior to electing to participate in an optional benefit (or, if applicable, prior to renewing your participation in any optional living benefit), you should consult with a qualified tax professional as to the meaning of “cash value.”

Definition of Spouse Under Federal Law

The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a qualified tax professional for more information on this subject.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Please consult an estate planning adviser for more information.

Generation-skipping Transfer Tax

Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS. Please consult a qualified tax professional for more information.

American Taxpayer Relief Act of 2012

The American Taxpayer Relief Act of 2012 (ATRA) permanently extended the laws governing estate taxes, gift taxes and generation skipping transfer taxes that were put in place by the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (TRA 2010), with one notable exception - the top estate tax, gift tax and generation skipping tax rate increases from 35% to 40%.

Medicare Tax

Beginning in 2013, distributions from non-qualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a qualified tax professional for more information.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax professional regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

Puerto Rico Tax Provisions

The Contract offered by this Prospectus is considered a non-qualified annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended and Section 1031.01 of the 2011 Internal Revenue Code for a New Puerto Rico, as amended (collectively the “Puerto Rico Code”). Under the current provisions of the Puerto Rico Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant’s aggregate premiums or other consideration paid.

The provisions of the Puerto Rico Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code. See the applicable text of this Prospectus under the heading “U.S. Federal Income Tax Provisions” dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under “TAX PROVISIONS,” see “Pre-Distribution Taxation of Contracts,” “Distributions and Withdrawals from Non-Qualified Contracts,” “Withholding” and “Non-Qualified Contracts.” You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACT

We have engaged se2, llc (“se2”), an affiliate of the Company and a leading third-party provider of contract administration services for many other life insurance companies, to administer the Contracts. Administrative functions performed by se2 include maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers, Death Benefits and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services. The compensation paid to se2 is based on the number of Contracts to which they provide these administrative services.

Business Disruption and Cyber Security Risks

We rely heavily on technology to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware, software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract value. For instance, systems failures and cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Funds, impact our ability to calculate unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

DISTRIBUTION OF THE CONTRACT

Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated or unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliate, for purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Participant or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 7.00% of Purchase Payments, and 1.25% annually of the Participant’s Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as “override” compensation, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-Dealers’ registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Contracts or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments may be greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” During 2014, 2015 and 2016, $10,499,566, $11,401,932, and $11,027,348, respectively, in commissions were paid by Delaware Life Insurance Company on behalf of Clarendon in connection with the distribution of the Contracts described in this Prospectus.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits. In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC’s public reference facilities at the following location: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC’s public reference room will also provide copies by mail for a fee. You may also find these materials on the SEC’s website (www.sec.gov).

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March 1st in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the State of Delaware and the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Such insurance holding company legislation protects the Company’s ability to pay all guaranteed contract benefits, including any optional living benefits and death benefits. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable. A state’s assessment on insurers in connection with the state guaranty fund would not affect the Company’s obligation to pay guaranteed contract benefits, including any optional living benefits and death benefits. If an assessment were so large as to affect the Company’s own ability to meet its obligations, then the provisions to excuse, defer, or offset such assessment would allow the Company to pay guaranteed contract benefits.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

The Company, like other insurance companies, is involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, Delaware Life Insurance Company believes that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account options and with respect to the death benefit and the Company’s assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2016 are also included in the SAI.

APPENDIX A -

GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT QUARTER: A three-month period, with the first Account Quarter beginning on your Issue Date.

ACCOUNT VALUE: The Variable Account Value, if any, plus the Fixed Account Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days (366, if a leap year) from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Issue Date is on March 12, the first Account Year is determined from the Issue Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant (and while the Covered Person and all Owners are still alive) during which you make Purchase Payments under the Contract. This is called the “Accumulation Period” in the Contract.

ADJUSTED PURCHASE PAYMENTS: Purchase Payments adjusted for partial withdrawals as described in “Calculating the Death Benefit.”

*ANNUITANT: The person or persons to whom the first annuity payment is made. If either Annuitant dies prior to the Annuity Commencement Date, the surviving Annuitant will become the sole Annuitant. The Annuitant becomes the Payee on the Annuity Commencement Date.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the “designated beneficiary” for purposes of Section 72(s) of the Code in the event of the Participant’s death. Notwithstanding the foregoing, if there is more than one Participant of a Non-Qualified Contract, the surviving Participant will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant on or after the Annuity Commencement Date.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY (“WE”, “US”): Delaware Life Insurance Company.

CONTRACT: Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. The Participant/Owner is the Covered Person unless there is a non-natural Owner, such as a trust, in which case the Annuitant is the Covered Person.

DCA PERIOD: The period for which a Guaranteed Interest Rate is credited.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person’s death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary’s election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until such time as a written election is received by the Company or a distribution is required by law.

DESIGNATED FUNDS: The limited investment options you can choose if you are participating in a living benefit.

DUE PROOF OF DEATH: Receipt by the Company of (1) an original certified copy of an official death certificate or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, and (2) any other information or documentation required by the Company that is necessary to make payment (e.g. taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GOOD ORDER: An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a request to surrender your Contract, a fund transfer request, or a death benefit claim must be in good order.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEED INTEREST RATE: The rate of interest we credit on an annual effective basis.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

ISSUE DATE: The date the Contract becomes effective which is the date we apply your initial Net Purchase Payment to your Account and issue your Contract. This is called the “Date of Coverage” in the Contract.

MAXIMUM ANNUITY COMMENCEMENT DATE: The first day of the month following the youngest Annuitant’s 95th birthday.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater than, less than, or equal to one.

NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant’s interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OPEN DATE: The Business Day your Application is received by the Company at its Service Address. The ages of all Owners and Annuitants on the Open Date determines your eligibility for purchasing a Contract and for electing the optional death benefit and an optional living benefit.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term “Owner,” as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes (1) an Annuitant or (2) a Beneficiary who becomes entitled to benefits upon the death of the Participant or upon the death of the Annuitant on or after the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

SERVICE ADDRESS: P.O. Box 758581, Topeka, KS 66675-8581 or such other address as we may hereafter specify to you by written notice.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

SURRENDER VALUE: The amount payable on full withdrawal (or surrender) of your Contract. The amount equals: (i) your Account Value at the end of the Valuation Period during which we receive your surrender request; minus (ii) any Account Fee applicable for the Account Year in which the surrender is made and minus any applicable withdrawal charge.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

YOU and YOUR: The terms “you” and “your” refer to “Owner,” “Participant,” and/or “Covered Person” as those terms are identified in the Contract.

*	You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B -

WITHDRAWAL CHARGE CALCULATIONS

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

	Account Year	Hypothetical Account Value	Free Withdrawal Amount	Purchase Payment Amount Subject to Withdrawal Charge	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	1	$41,000	$4,000	$37,000	8.00%	$2,960
	2	$44,200	$4,000	$40,000	8.00%	$3,200
(b)	3	$47,700	$4,000	$40,000	7.00%	$2,800
	4	$51,500	$4,000	$40,000	6.00%	$2,400
(c)	5	$55,600	$55,600	$0	0.00%	$0
	6	$60,000	$60,000	$0	0.00%	$0

(a)	The free withdrawal amount in any year is equal to 10% of all of the Purchase Payments you have made. In Account Year 1, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $37,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $4,000.

(b)	In Account Year 3, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. The Account Value minus the free withdrawal amount is $47,700 minus $4,000, which equals $43,700; however, the amount subject to a withdrawal charge is capped at the amount of your remaining Purchase Payments. Therefore, the amount subject to a withdrawal charge is $40,000, which is the amount of your remaining Purchase Payments.

(c)	In Account Year 5, you have passed your fourth Account Anniversary, so no withdrawal charges apply to any withdrawals you make.

Partial Withdrawal:

Assume a single Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there is a series of four partial withdrawals made during the fourth Account Year of $3,000, $8,000, $12,000, and $22,000.

Account Year	Hypothetical Account Value Before Withdrawal	Free Withdrawal Amount Before Withdrawal	Amount of Withdrawal	Amount of Withdrawal Subject to Withdrawal Charge	Withdrawal Charge Percentage	Withdrawal Charge Amount	Remaining Free Withdrawal Amount After Withdrawal	Hypothetical Account Value after Withdrawal
1	$41,000	$4,000	$0	$0	8.00%	$0	$4,000	$41,000
2	$44,200	$4,000	$0	$0	8.00%	$0	$4,000	$44,200
3	$47,700	$4,000	$0	$0	7.00%	$0	$4,000	$47,700
(a) 4	$48,200	$4,000	$3,000	$0	6.00%	$0	$1,000	$45,200
(b) 4	$46,000	$1,000	$8,000	$7,000	6.00%	$420	$0	$38,000
(c) 4	$38,250	$0	$12,000	$12,000	6.00%	$720	$0	$26,250
(d) 4	$26,650	$0	$22,000	$21,000	6.00%	$1,260	$0	$4,650

Totals			$45,000	$40,000	6.00%	$2,400	$0	$4,650

(a)	In Account Year 4, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. The partial withdrawal amount of $3,000 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)

Since a partial withdrawal of $3,000 was taken, the remaining free withdrawal amount in Account Year 4 is $4,000 - $3,000 = $1,000. Therefore, $1,000 of the $8,000 withdrawal is not subject to a withdrawal charge, and

$7,000 is subject to a withdrawal charge. Of the $11,000 withdrawn to date, $4,000 has been from the free withdrawal amount and $7,000 has been from Purchase Payments. Therefore, the amount of remaining Purchase Payments is $33,000.

(c)	Since $4,000 of the two prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account Year 4 is $4,000 - $4,000 = $0. Therefore, the entire $12,000 withdrawal is subject to a withdrawal charge. Of the $23,000 withdrawn to date, $4,000 has been from the free withdrawal amount and $19,000 has been from Purchase Payments. Therefore, the amount of remaining Purchase Payments is $21,000.

(d)	Since $4,000 of the three prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account Year 4 is $4,000 - $4,000 = $0. The amount of Purchase Payments remaining before this withdrawal is $21,000. Therefore, $21,000 of the $22,000 withdrawal is taken from Purchase Payments and is subject to a withdrawal charge, and $1,000 of the withdrawal is taken from earnings and is not subject to a withdrawal charge. Of the $45,000 withdrawn to date, $4,000 has been from the free withdrawal amount, $40,000 has been from Purchase Payments, and $1,000 has been from earnings. The amount of remaining Purchase Payments is now equal to $0. Note that if the $4,650 remaining balance was withdrawn, it would all be from earnings and not subject to a withdrawal charge. The total Account Year 4 withdrawal charges would then be $2,400, which is the same amount that was assessed for a full withdrawal in Account Year 4 in the example above.

APPENDIX C -

PREVIOUSLY AVAILABLE INVESTMENT OPTIONS

The current available variable investment options are those listed the cover page of the prospectus.

If you purchased your Contract before October 31, 2011, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds

Columbia Variable Portfolio - Large Cap Growth Fund, Class 2

Franklin Mutual Shares VIP Fund, Class 2

Oppenheimer Capital Appreciation Fund/VA, Service Shares

Small-Cap Equity Fund

Franklin Small Cap Value VIP Fund, Class 2

International/Global Equity Funds

AB International Growth Portfolio, Class B

Columbia Variable Portfolio - Select International Equity Fund, Class 2

Templeton Growth VIP Fund, Class 2

Specialty Sector Commodity Fund

PIMCO CommodityRealReturn® Strategy Portfolio, Administrative Class

Asset Allocation Fund

Franklin Income VIP Fund, Class 2

Target Date Funds

Fidelity® Freedom 2015 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)

Fidelity® Freedom 2020 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)

Intermediate-Term Bond Fund

MFS® Corporate Bond Portfolio, Service Class

Multi-Sector Bond Fund

Franklin Strategic Income VIP Fund, Class 2

Emerging Markets Bond Fund

PIMCO Emerging Markets Bond Portfolio, Administrative Class

AllianceBernstein L.P. advises the AB International Growth Portfolio. Columbia Management Investment Advisers, LLC, advises the Columbia Variable Portfolios. FMR Co., Inc. advises the Fidelity® VIP Freedom Portfolios. Franklin Advisers, Inc. advises the Franklin Income VIP Fund and Franklin Strategic Income VIP Fund. Franklin Advisory Services, LLC advises the Franklin Small Cap Value VIP Fund. Franklin Mutual Advisers, LLC advises the Franklin Mutual Shares VIP Fund. Massachusetts Financial Services Company advises the MFS® Corporate Bond Portfolio. Pacific Investment Management Company LLC advises the PIMCO Portfolios. OFI Global Asset Management, Inc. advises the Oppenheimer Capital Appreciation Fund (sub-advised by OppenheimerFunds, Inc.). Templeton Global Advisors Limited advises the Templeton Growth VIP Fund.

APPENDIX D -

OPTIONAL LIVING BENEFIT EXAMPLES

Example: How the Living Benefits work

Assume for the examples below that you are age 63 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate with single-life coverage. (If you selected joint-life coverage, then the numbers shown in the example could be different). Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you reached age 59 prior to your Issue Date, your Coverage Date is your Issue Date. At any time, you can begin to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. (For convenience, assume that the investment performance of your underlying investments equals or offsets all Contract expenses. Therefore, your Account Value remains constant throughout the life of your Contract, except for Account Years 2 and 5.)

A. How SIR III works.

Your Annual Withdrawal Amount is set equal to 4% of your Withdrawal Benefit Base, or $4,000. Your Withdrawal Benefit Base will increase by 7% of your Bonus Base each Account Year in which you do not take a withdrawal during the Bonus Period. By deferring withdrawals during the Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount.

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. At this time we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000. Additionally, because you have crossed into another age tier (from age 63 to age 65), your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$4,000	$0
2	$100,000	$107,000	$100,000	$4,280	$0
3	$125,000	$125,000	$125,000	$6,250	$0

Assume you take your first withdrawal in Account Year 4. We set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can withdraw up to $6,688 in Account Year 4 without reducing your Withdrawal Benefit Base.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
4	$125,000	$133,750	$125,000	$6,688	$6,688
5	$118,312	$133,750	$125,000	$6,688	$6,688

Assume that, because of good investment performance of the Designated Funds during Account Year 5, your Account Value has grown to $170,000 on your fifth Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base. We will step up your Withdrawal Benefit Base to $170,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $8,500. Going forward, your new Bonus Base will be $170,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your Bonus Period will now end on your 15th Account Anniversary.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
6	$170,000	$170,000	$170,000	$8,500	$8,500
7	$161,500	$170,000	$170,000	$8,500	$8,500
8	$153,000	$170,000	$170,000	$8,500	$8,500

Assume in Account Year 9, you don’t take a withdrawal. Your Withdrawal Benefit Base will increase by $11,900, which is 7% of your Bonus Base ($170,000). Your new Annual Withdrawal Amount will be set equal to $9,095, which is 5% of your new Withdrawal Benefit Base ($181,900), as shown below:

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
9	$144,500	$170,000	$170,000	$8,500	$0
10	$144,500	$181,900	$170,000	$9,095	$9,095
11	$135,405	$181,900	$170,000	$9,095	$9,095
12	$126,310	$181,900	$170,000	$9,095	$9,095
13	$117,215	$181,900	$170,000	$9,095	$9,095
14	$108,120	$181,900	$170,000	$9,095	$9,095
15	$99,025	$181,900	$170,000	$9,095	$9,095

B. How SIM works.

Your Annual Withdrawal Amount is set equal to 4% of your Withdrawal Benefit Base, or $4,000. Your Withdrawal Benefit Base will increase by 8% of your Bonus Base each Account Year in which you do not take a withdrawal during the Bonus Period. By deferring withdrawals during the Bonus Period, you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount.

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. At this time we will step-up your Withdrawal Benefit Base and your Bonus Base to $125,000. Additionally, because you have crossed into another age tier (from age 63 to age 65), your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by a One-Time Access Withdrawal. Your Bonus Period will end on your 10th Account Anniversary (i.e., ten years after the Issue Date) or the first withdrawal that is not a One-Time Access Withdrawal. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$4,000	$0
2	$100,000	$108,000	$100,000	$4,320	$0
3	$125,000	$125,000	$125,000	$6,250	$0

Assume you take your first withdrawal in Account Year 4. We set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. In Account Year 4, your Withdrawal Benefit Base (including the Bonus) equals $135,000, and you can withdraw up to $6,750 (5% of $135,000) in Account Year 4 without reducing your Withdrawal Benefit Base. Because your first withdrawal was not a One-Time Access Withdrawal, your Bonus Period ends.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
4	$125,000	$135,000	N/A	$6,750	$6,750
5	$118,250	$135,000	N/A	$6,750	$6,750

Assume that, because of good investment performance of the Designated Funds during Account Year 5, your Account Value has grown to $170,000 on your fifth Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base. We will step up your Withdrawal Benefit Base to $170,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $8,500.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
6	$170,000	$170,000	N/A	$8,500	$8,500
7	$161,500	$170,000	N/A	$8,500	$8,500
8	$153,000	$170,000	N/A	$8,500	$8,500

Assume in Account Year 9, you don’t take a withdrawal. Your Withdrawal Benefit Base will not increase by a Bonus because the Bonus Period ended when the first withdrawal (other than the One-Time Access Withdrawal) was taken.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
9	$144,500	$170,000	N/A	$8,500	$0
10	$144,500	$170,000	N/A	$8,500	$8,500
11	$136,000	$170,000	N/A	$8,500	$8,500
12	$127,500	$170,000	N/A	$8,500	$8,500
13	$119,000	$170,000	N/A	$8,500	$8,500
14	$110,500	$170,000	N/A	$8,500	$8,500
15	$102,000	$170,000	N/A	$8,500	$8,500

C. How SIM Plus works.

Your Annual Withdrawal Amount is set equal to 3% of your Withdrawal Benefit Base, or $3,000. Your Withdrawal Benefit Base will increase by 8% of your Bonus Base each Account Year in which you do not take a withdrawal during the Bonus Period. By deferring your withdrawals during the Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount.

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. At this time we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000. Additionally, because you have crossed into another age tier (from age 63 to age 65), your new Annual Withdrawal Amount will be 4% of your new Withdrawal Benefit Base, or $5,000. Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by a One-Time Access Withdrawal. Your Bonus Period will end on your 10th Account Anniversary (i.e., ten years after the Issue Date) or the first withdrawal that is not a One-Time Access Withdrawal. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$3,000	$0
2	$100,000	$108,000	$100,000	$3,240	$0
3	$125,000	$125,000	$125,000	$5,000	$0

Assume you take your first withdrawal in Account Year 4. We set your Lifetime Withdrawal Percentage at 4%. Your Annual Withdrawal Amount will be equal to 4% of your Withdrawal Benefit Base. In Account Year 4, your Withdrawal Benefit Base (including the Bonus) equals $135,000, and you can withdraw up to $5,400 (4% of $135,000) in Account Year 4 without reducing your Withdrawal Benefit Base. The Withdrawal Benefit Base will increase each year following the initial withdrawal by the 2.5% Plus Factor, as long as no Excess Withdrawals are taken during the Account Year. Because your first withdrawal was not a One-Time Access Withdrawal, your Bonus Period ends.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
4	$125,000	$135,000	N/A	$5,400	$5,400
5	$119,600	$138,375	N/A	$5,535	$5,535

Assume that, because of good investment performance of the Designated Funds during Account Year 5, your Account Value has grown to $170,000 on your fifth Account Anniversary. Therefore your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base. We will step up your Withdrawal Benefit Base to $170,000. Your new Annual Withdrawal Amount will be 4% of your new Withdrawal Benefit Base, or $6,800.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
6	$170,000	$170,000	N/A	$6,800	$6,800
7	$163,200	$174,250	N/A	$6,970	$6,970
8	$156,230	$178,606	N/A	$7,144	$7,144

Assume in Account Year 9, you don’t take a withdrawal. Your Withdrawal Benefit Base will not increase by a Bonus because the Bonus Period ended when the first withdrawal (other than the One-Time Access Withdrawal) was taken. However, the Withdrawal Benefit Base will increase by 2.5% as a result of the Plus Factor.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
9	$149,086	$183,071	N/A	$7,323	$0
10	$149,086	$187,648	N/A	$7,506	$7,506
11	$141,580	$192,339	N/A	$7,694	$7,694
12	$133,886	$197,148	N/A	$7,886	$7,886
13	$126,000	$202,077	N/A	$8,083	$8,083
14	$117,917	$207,129	N/A	$8,285	$8,285
15	$109,623	$212,307	N/A	$8,492	$8,492

Example: 200% Benefit Enhancement (SIM & SIM Plus only)

Assume a client, age 62, purchased a contract on January 1, 2010 with an initial Purchase Payment of $100,000. On January 1, 2020 (the later of the 10th Account Anniversary or the Account Anniversary following age 70), if no withdrawals have been taken and the then current Withdrawal Benefit Base equals $180,000, the Withdrawal Benefit Base will be increased to $200,000 (200% of the initial Purchase Payment). If on January 1, 2020, your current Withdrawal Benefit Base is greater than $200,000 due to a prior step-up, then the 200% Benefit Enhancement would not be applied.

Assume a client, age 55, purchased a contract on January 1, 2010 with an initial Purchase Payment of $100,000. On January 1, 2025 (the later of the 10th Account Anniversary or the Account Anniversary following age 70), if no withdrawals have been taken and the then current Withdrawal Benefit Base equals $180,000, the Withdrawal Benefit Base will be increased to $200,000.

Assume a client, age 62, purchased a contract on January 1, 2010 with an initial Purchase Payment of $100,000. A subsequent purchase payment of $50,000 is made on June 1, 2018. On January 1, 2020 (the later of the 10th Account Anniversary or the Account Anniversary following age 70), if no withdrawals have been taken and the then current Withdrawal Benefit Base equals $238,000, the Withdrawal Benefit Base will be increased to $250,000 (200% of the initial Purchase Payment, plus 100% of additional Purchase Payments made after the first Account Anniversary.)

Example: One-Time Access Withdrawal (SIM and SIM Plus only)

You may take the One-Time Access Withdrawal before you begin receiving your Annual Withdrawal Amount. The One-Time Access Withdrawal will not end the 200% Benefit Enhancement or the Bonus Period. However, the One-Time Access Withdrawal will cause the Bonus for that Account Year to be forfeited. As a result of the One-Time Access Withdrawal, your Withdrawal Benefit Base, Bonus Base and your 200% Benefit Enhancement will be reduced using the following formulas:

Your new Bonus Base	=	BB x	(	AV - WD	)
AV

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV

Your new 200% Benefit Enhancement	=	BE x	(	AV - WD	)
AV

Where:

	BB	=	Your Bonus Base immediately prior to the One-Time Access Withdrawal.

	WBB	=	Your Withdrawal Benefit Base immediately prior to the One-Time Access Withdrawal.

	BE	=	Your 200% Benefit Enhancement immediately prior to the One-Time Access Withdrawal.

	WD	=	The amount of the One-Time Access Withdrawal.

	AV	=	Your Account Value immediately prior to the One-Time Access Withdrawal.

Assume your Contract is issued with an initial Purchase Payment of $100,000, and that you elected to participate with single-life coverage. Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by 8% of your Bonus Base each year in which you do not take a withdrawal during the Bonus Period. Assume your Coverage Date will start in your 5th Account Anniversary (the first Account Anniversary after you reach age 59). If you notify us, the first withdrawal you take after the Coverage Date may be considered the One-Time Access Withdrawal.

Assume that because of good investment performance of the Designated Funds during Account Year 2 your Account Value has grown to $125,000 on your second Account Anniversary. Therefore your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. We will step-up your Withdrawal Benefit Base and your Bonus Base to $125,000.

Assume that, in your Account Year 7, you need to take $10,000 and you notify us of your intention to make this withdrawal your One-Time Access Withdrawal.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Withdrawals
1	$100,000	$100,000	$100,000	$0
2	$100,000	$108,000	$100,000	$0
3	$125,000	$125,000	$125,000	$0
4	$125,000	$135,000	$125,000	$0
5	$125,000	$145,000	$125,000	$0
6	$125,000	$155,000	$125,000	$0
7	$125,000	$165,000	$125,000	$10,000

At this point, your Bonus Base, your Withdrawal Benefit Base and your 200% Benefit Enhancement will be recalculated as follows:

Your new Bonus Base	=	$125,000	x	$125,000 - $10,000
				$125,000
	=	$115,000

Your new Withdrawal Benefit Base	=	$165,000	x	$125,000 - $10,000
				$125,000
	=	$151,800

Your new 200% Benefit Enhancement	=	$200,000	x	$125,000 - $10,000
				$125,000
	=	$184,000

Example: Early Withdrawals

Any withdrawal (other than the One-Time Access Withdrawal applicable to SIM and SIM Plus) taken before your Coverage Date will be considered an Early Withdrawal. Your Bonus Base (applicable to SIR III only) and Withdrawal Benefit Base will be reduced using the following formulas:

Your new Bonus Base	=	BB x	(	AV - WD	)
AV

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV

Where:

	BB	=	Your Bonus Base immediately prior to the Early Withdrawal.

	WBB	=	Your Withdrawal Benefit Base immediately prior to the Early Withdrawal.

	WD	=	The amount of the Early Withdrawal.

	AV	=	Your Account Value immediately prior to the Early Withdrawal.

Assume that you are age 50 when your Contract is issued with an initial Purchase Payment of $100,000, and that you elected to participate with single-life coverage. Your Withdrawal Benefit Base and your Bonus Base are each set to equal your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by a percentage of your Bonus Base each year in which you do not take a withdrawal. Your Coverage Date will be the first Account Anniversary after you attain the age of 59. (Please note that with SIM and SIM Plus, the first Early Withdrawal taken will be considered the One-Time Access Withdrawal. Also note that the Bonus Period will end on SIM and SIM Plus if a second Early Withdrawal is taken.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2 your Account Value has grown to $125,000 on your second Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of the Withdrawal Benefit Base and Bonus Base. We will step up your Withdrawal Benefit Base and Bonus Base to $125,000. Assume that, in your Account Year 3, you withdraw $10,000. Because you are age 53 (and younger than age 59), this is an Early Withdrawal.

At this point, your Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new Bonus Base	=	$125,000	x	$125,000 - $10,000
(SIR III only)				$125,000
	=	115,000

Your new Withdrawal Benefit Base	=	$125,000	x	$125,000 - $10,000
				$125,000
	=	115,000

Your Annual Withdrawal Amount will still be $0 because you have not reached your Coverage Date. For SIM and SIM Plus, any withdrawal other than the One-Time Access Withdrawal will end the Bonus Period and forfeit the 200% Benefit Enhancement.

Example: Excess Withdrawals

If you take an Excess Withdrawal that is not your One-Time Access Withdrawal, (applicable to SIM and SIM Plus only) your Withdrawal Benefit Base and Bonus Base (applicable to SIR III only) will be reduced according to the following formulas:

Your new Bonus Base	=	BB x	(	AV - WD	)
AV - AWA

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV - AWA

Where:

	BB	=	Your Bonus Base immediately prior to the Excess Withdrawal.

	WBB	=	Your Withdrawal Benefit Base immediately prior to the Excess Withdrawal.

	WD	=	The amount of the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Excess Withdrawal.

	AWA	=	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Assume that you invested $65,000 and, due to recent positive market performance, your Account Value in Account Year 5 is $100,000. Your Withdrawal Benefit Base and Bonus Base have stepped up to 100,000, your Lifetime Withdrawal Percentage is 5%, and thus your Annual Withdrawal Amount is $5,000. During this Account Year you make two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your Account Value to $96,000 but does not affect your Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $5,000 Annual Withdrawal Amount. After your second withdrawal, your Withdrawal Benefit Base will be reduced as follows:

Your new Bonus Base	=	$100,000	x	$96,000 - $6,000
				$96,000 - ($5,000 - $4,000)
	=	$94,737

Your new Withdrawal Benefit Base	=	$100,000	x	$96,000 - $6,000
				$96,000 - ($5,000 - $4,000)
	=	$94,737

Beginning on your Account Anniversary and going forward, your new Annual Withdrawal Amount will be $4,737 (5% of $94,737). For SIM and SIM Plus, any withdrawal other than the One-Time Access Withdrawal will end the Bonus Period and forfeit the 200% Benefit Enhancement.

You should be aware that, if your Account Value minus your Annual Withdrawal Amount is less than the Withdrawal Benefit Base at the time an Excess Withdrawal is taken (as in the above example), then your Withdrawal Benefit Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, Excess Withdrawals taken in a down market could severely reduce your benefit.

Example: Account Value goes to zero before the Coverage Date

Assume for the next two examples (A and B) below that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in the SIR III living benefit with single-life coverage. (If you selected joint-life coverage or a different optional living benefit, the numbers shown in the example could be different; however, the concept is the same.)

Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you have not reached age 59 prior to your Issue Date, your Coverage Date is the anniversary following your 59th birthday. You may begin to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base starting on the Coverage Date.

A. Early Withdrawal causes Account Value to go to zero before the Coverage Date.

Assume that because of the investment performance of the Designated Funds your Account Value remains constant. During Account Year 4 you decide to take an Early Withdrawal equal to the full Account Value.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$0	$0
2	$100,000	$107,000	$100,000	$0	$0
3	$100,000	$114,000	$100,000	$0	$0
4	$100,000	$121,000	$100,000	$0	$100,000
5	$0	$0	$0	$0	$0

Since your withdrawal was for the full Account Value, your Contract, including the Living Benefit, will end and you will not be eligible to receive your Annual Withdrawal Amount.

B. Poor performance, Contract fees and charges cause Account Value to go to zero before the Coverage Date.

Assume that, over the course of the first 10 years of the Contract, the investment performance of the Designated Funds is such that the Account Value goes to zero due to the combination of poor investment performance, contract fees and charges. You did not take any withdrawals to cause the Account Value to go to zero.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$0	$0
2	$85,000	$107,000	$100,000	$0	$0
3	$65,000	$114,000	$100,000	$0	$0
4	$55,000	$121,000	$100,000	$0	$0
5	$45,000	$128,000	$100,000	$0	$0
6	$35,000	$135,000	$100,000	$0	$0
7	$25,000	$142,000	$100,000	$0	$0
8	$15,000	$149,000	$100,000	$0	$0
9	$8,000	$156,000	$100,000	$0	$0
10	$400	$163,000	$100,000	$0	$0
11	$0	$0	$0	$0	$0

Since your Account Value went to zero before the Coverage Date, your Contract, including the Living Benefit, will end and you will not be eligible to receive your Annual Withdrawal Amount.

Examples: Account Value goes to zero after the Coverage Date

Assume for the next two examples (A and B) below that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in the SIR III living benefit with single-life coverage. (If you selected joint-life coverage or a different optional living benefit, the numbers shown in the example could be different; however, the concept is the same.)

A. Excess Withdrawal combined with poor performance, Contract fees and charges cause Account Value to go to zero after the Coverage Date.

Assume that, over the course of the first 9 years of the Contract, the investment performance of the Designated Funds is such that the Account Value increases by $1,000 per year. During Account Year 9, you decide to take an Excess Withdrawal for less than the full Account Value. Your Withdrawal Benefit Base and Bonus Base will both reduce proportionately; your Annual Withdrawal Amount will be 5% of the new Withdrawal Benefit Base. Suppose, due to poor investment performance after the Excess Withdrawal, the Account Value goes to zero during Account Year 12. Then your Annual Withdrawal Amount available in Account Year 13 will continue to be paid for the rest of your life.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$101,000	$107,000	$100,000	$5,350	$0
3	$102,000	$114,000	$100,000	$5,700	$0
4	$103,000	$121,000	$100,000	$6,050	$0
5	$104,000	$128,000	$100,000	$6,400	$0
6	$105,000	$135,000	$100,000	$6,750	$0
7	$106,000	$142,000	$100,000	$7,100	$0
8	$107,000	$149,000	$100,000	$7,450	$0
9	$108,000	$156,000	$100,000	$7,800	$50,000
10	$58,000	$90,299	$57,884	$4,515	$4,515
11	$25,000	$90,299	N/A	$4,515	$4,515
12	$5,000	$90,299	N/A	$4,515	$4,515
For Life	$0	$90,299	N/A	$4,515	$4,515

B. Poor performance, Contract fees and charges cause Account Value to go to zero after the Coverage Date.

Assume that, over the course of the first 10 years of the Contract, the investment performance of the Designated Funds is such that the Account Value goes to zero due to the combination of poor investment performance, contract fees and charges. You did not take any withdrawals to cause the Account Value to go to zero.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$85,000	$107,000	$100,000	$5,350	$0
3	$65,000	$114,000	$100,000	$5,700	$0
4	$55,000	$121,000	$100,000	$6,050	$0
5	$45,000	$128,000	$100,000	$6,400	$0
6	$35,000	$135,000	$100,000	$6,400	$0
7	$25,000	$142,000	$100,000	$7,100	$0
8	$15,000	$149,000	$100,000	$7,450	$0
9	$8,000	$156,000	$100,000	$7,800	$0
10	$400	$163,000	$100,000	$8,150	$0
11	$0	$170,000	N/A	$8,500	$8,500
For Life	$0	$170,000	N/A	$8,500	$8,500

Because your Account Value was reduced to zero during Account Year 11, we will pay the Annual Withdrawal Amount for the rest of your life. All other Contract features, benefits, and guarantees will terminate.

C. Excess Withdrawal causes Account Value to go to zero after the Coverage Date.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$80,000	$107,000	$100,000	$5,350	$0
3	$60,000	$114,000	$100,000	$5,700	$60,000
4	$0	$0	$0	$0	$0

Your Contract and all benefits end because you took an Excess Withdrawal that causes your Account Value to go to zero.

APPENDIX E - BUILD YOUR OWN PORTFOLIO

This Appendix sets forth the Funds and percentage limits that constitute the “build your own portfolio” program. This program is more fully described under “BUILD YOUR OWN PORTFOLIO” in the Prospectus. Briefly, if you comply with this program, the portfolio you build will satisfy the Designated Funds requirement under certain optional living benefits. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the Living Benefit will be cancelled.

For Contracts purchased with Income Maximizer or Income Maximizer Plus, the Funds available in each asset class and the percentage range assigned to each asset class under the Build Your Own Portfolio investment option are as follows:

Balanced Funds

0% to 60%

AB Balanced Wealth Strategy Portfolio

AB Dynamic Asset Allocation Portfolio

BlackRock Global Allocation V.I. Fund

Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)

Invesco V.I. Equity and Income Fund

MFS® Conservative Allocation Portfolio

MFS® Global Tactical Allocation Portfolio

MFS® Moderate Allocation Portfolio

MFS® Total Return Series

PIMCO All Asset Portfolio

PIMCO Global Multi-Asset Managed Allocation Portfolio

Putnam VT Absolute Return 500 Fund

Fixed Income Funds

40% to 100%

JPMorgan Insurance Trust Core Bond Portfolio

MFS® Government Securities Portfolio

MFS® Inflation-Adjusted Bond Portfolio

MFS® Limited Maturity Portfolio

MFS® U.S. Government Money Market Portfolio

MFS® Total Return Bond Series

For Contracts purchased on or after October 31, 2011, with Income Riser III, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, then your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the Living Benefit will be cancelled.

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
MFS® Total Return Bond Series	AB Dynamic Asset Allocation Portfolio	AB Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund

MFS® Government Securities Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Series	MFS® Blended Research Small Cap Equity Portfolio	PIMCO Emerging Markets Bond Portfolio

MFS® U.S. Government Money Market Portfolio	MFS® Global Tactical Allocation Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio	MFS® Global Real Estate Portfolio

MFS® Limited Maturity Portfolio	MFS® Moderate Allocation Portfolio	MFS® Total Return Series	Franklin Mutual Shares VIP Fund	MFS® International Value Portfolio	PIMCO CommodityRealReturn® Strategy Portfolio

MFS® Inflation- Adjusted Bond Portfolio	MFS® Conservative Allocation Portfolio	Invesco V.I. Equity and Income Fund	MFS® Utilities Series	MFS® Research International Portfolio	MFS® Emerging Markets Equity Portfolio

JPMorgan Insurance Trust Core Bond Portfolio	PIMCO All Asset Portfolio	MFS® Growth Allocation Portfolio	MFS® Core Equity Portfolio	First Eagle Overseas Variable Fund	MFS® High Yield Portfolio

	Putnam VT Absolute Return 500 Fund	BlackRock Global Allocation V.I. Fund	MFS® Research Series	Oppenheimer Global Fund/VA	Lazard Retirement Emerging Markets Equity Portfolio

			Rational Dividend Capture VA Fund[1]	Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)	Templeton Global Bond VIP Fund

			MFS® Mid Cap Value Portfolio	MFS® International Growth Portfolio

			JPMorgan Insurance Trust U.S. Equity Portfolio	MFS® Growth Series

			Putnam VT Equity Income Fund	Variable Portfolio - Loomis Sayles Growth Fund

Rational Insider Buying VA Fund[1]

MFS® Mid Cap Growth Series

Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio

Invesco V.I. American Value Fund

[1]	Only available if you purchased your Contract through a Huntington Bank representative.

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund II)

MFS® New Discovery Value Portfolio

MFS® New Discovery Series

AB Small/Mid Cap Value Portfolio

Invesco V.I. International Growth Fund

PIMCO StocksPLUS® Global Portfolio

Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio

For Contracts purchased prior to October 31, 2011, with Income Riser III, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, then your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the Living Benefit will be cancelled.

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
MFS® Total Return Bond Series	AB Dynamic Asset Allocation Portfolio	AB Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund, Inc. -Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund

MFS® Government Securities Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Series	MFS® Blended Research Small Cap Equity Portfolio	PIMCO Emerging Markets Bond Portfolio

MFS® Corporate Bond Portfolio	MFS® Global Tactical Allocation Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Oppenheimer Capital Appreciation Fund/VA	MFS® Global Real Estate Portfolio

MFS® U.S. Government Money Market Portfolio	MFS® Moderate Allocation Portfolio	MFS® Total Return Series	Franklin Mutual Shares VIP Fund	Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio	PIMCO CommodityReal Return® Strategy Portfolio

MFS® Limited Maturity Portfolio	MFS® Conservative Allocation Portfolio	Invesco V.I. Equity and Income Fund	MFS® Utilities Series	MFS® International Value Portfolio	MFS® Emerging Markets Equity Portfolio

MFS® Inflation-Adjusted Bond Portfolio	PIMCO All Asset Portfolio	Fidelity® Freedom 2015 Portfolio (of Variable Insurance Products Fund IV)	MFS® Core Equity Portfolio	MFS® Research International Portfolio	MFS® High Yield Portfolio

JPMorgan Insurance Trust Core Bond Portfolio	Putnam VT Absolute Return 500 Fund	Fidelity® Freedom 2020 Portfolio (of Variable Insurance Products Fund IV)	MFS® Research Series	Templeton Growth VIP Fund	Lazard Retirement Emerging Markets Equity Portfolio

		MFS® Growth Allocation Portfolio	Rational Dividend Capture VA Fund[1]	First Eagle Overseas Variable Fund	Templeton Global Bond VIP Fund

		BlackRock Global Allocation V.I. Fund	MFS® Mid Cap Value Portfolio	Oppenheimer Global Fund/VA

			JPMorgan Insurance Trust U.S. Equity Portfolio	Columbia Variable Portfolio - Select International Equity Fund

			Putnam VT Equity Income Fund	Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)

MFS® International Growth Portfolio

MFS® Growth Series

Variable Portfolio - Loomis Sayles Growth Fund

Columbia Variable Portfolio - Large Cap Growth Fund

Rational Insider Buying VA Fund[1]

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
MFS® Mid Cap Growth Series

Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio

Invesco V.I. American Value Fund

AB International Growth Portfolio

Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund II)

MFS® New Discovery Value Portfolio

MFS® New Discovery Series

AB Small/Mid Cap Value Portfolio

Invesco V.I. International Growth Fund

PIMCO StocksPLUS® Global Portfolio

Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio

[1]	Only available if you purchased your Contract through a Huntington Bank representative.

APPENDIX F - CONDENSED FINANCIAL INFORMATION

The following information for MASTERS FLEX II should be read in conjunction with the Variable Account’s financial statements appearing in the Statement of Additional Information. The beginning value for each Accumulation Unit is November 19, 2010, which is the date the Sub-Accounts first became available. Calculated unit values are provided for portfolios with zero accumulated units at year end.

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
AB Dynamic Asset Allocation Portfolio, Class B	01	2016	10.9325	11.1141	1,985,808
	01	2015	11.2623	10.9325	2,352,657
	01	2014	10.9889	11.2623	2,658,759
	01	2013	9.9821	10.9889	2,488,626
	01	2012	9.3981	9.9821	1,904,928
	01	2011	10.0000	9.3981	1,600,542
	02	2016	10.7264	10.8601	186,739
	02	2015	11.0951	10.7264	248,004
	02	2014	10.8700	11.0951	320,537
	02	2013	9.9144	10.8700	341,678
	02	2012	9.3727	9.9144	301,241
	02	2011	10.0000	9.3727	210,454

AB International Growth Portfolio, Class B	01	2016	8.3737	7.6534	26,449
	01	2015	8.7035	8.3737	31,253
	01	2014	8.9765	8.7035	37,321
	01	2013	8.0542	8.9765	34,693
	01	2012	7.1071	8.0542	30,759
	01	2011	8.6073	7.1071	31,239
	01	2010	10.0000	8.6073	232
	02	2016	8.1110	7.3831	4,308
	02	2015	8.4649	8.1110	4,059
	02	2014	8.7662	8.4649	13,757
	02	2013	7.8976	8.7662	15,976
	02	2012	6.9975	7.8976	16,820
	02	2011	8.5091	6.9975	17,922
	02	2010	10.0000	8.5091	0

AB Small/Mid Cap Value Portfolio, Class B	01	2016	16.4336	20.1696	26,621
	01	2015	17.7182	16.4336	38,660
	01	2014	16.5361	17.7182	72,793
	01	2013	12.2159	16.5361	57,960
	01	2012	10.4853	12.2159	19,380
	01	2011	10.0000	10.4853	39
	02	2016	16.1491	19.7397	8,531
	02	2015	17.4826	16.1491	11,360
	02	2014	16.3829	17.4826	22,244
	02	2013	12.1521	16.3829	27,903
	02	2012	10.4734	12.1521	13,694
	02	2011	10.0000	10.4734	0

AB Balanced Wealth Strategy Portfolio, Class B	01	2016	12.9083	13.2594	306,081
	01	2015	12.9572	12.9083	338,841

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	01	2014	12.3001	12.9572	408,757
	01	2013	10.7561	12.3001	419,336
	01	2012	9.6471	10.7561	377,437
	01	2011	10.1178	9.6471	339,492
	01	2010	10.0000	10.1178	7,567
	02	2016	12.5036	12.7914	71,250
	02	2015	12.6022	12.5036	79,029
	02	2014	12.0119	12.6022	98,110
	02	2013	10.5470	12.0119	88,365
	02	2012	9.4984	10.5470	79,130
	02	2011	10.0025	9.4984	73,661
	02	2010	10.0000	10.0025	6,185

BlackRock Global Allocation V.I. Fund, Class III	01	2016	14.5561	14.8607	3,333,627
	01	2015	14.9499	14.5561	3,890,442
	01	2014	14.9126	14.9499	4,858,246
	01	2013	13.2523	14.9126	5,234,480
	01	2012	12.2544	13.2523	5,830,381
	01	2011	12.9302	12.2544	5,555,583
	01	2010	10.0000	12.9302	107,540
	02	2016	14.1350	14.3721	443,772
	02	2015	14.5768	14.1350	546,552
	02	2014	14.5998	14.5768	644,254
	02	2013	13.0273	14.5998	700,539
	02	2012	12.0958	13.0273	777,635
	02	2011	12.8149	12.0958	727,602
	02	2010	10.0000	12.8149	27,336

Variable Portfolio - Loomis Sayles Growth Fund, Class 2	01	2016	15.6245	10.4197	178,003
	01	2015	15.5937	15.6245	123,937
	01	2014	14.5240	15.5937	162,760
	01	2013	10.9138	14.5240	155,965
	01	2012	9.9163	10.9138	102,062
	01	2011	10.3762	9.9163	72,843
	01	2010	10.0000	10.3762	9,759
	02	2016	15.0719	10.3912	37,862
	02	2015	15.1037	15.0719	26,784
	02	2014	14.1250	15.1037	43,191
	02	2013	10.6574	14.1250	40,517
	02	2012	9.7231	10.6574	27,936
	02	2011	10.2155	9.7231	19,430
	02	2010	10.0000	10.2155	1,217

Columbia Variable Portfolio - Large Cap Growth Fund, Class 2	01	2016	13.5703	10.4325	38,580
	01	2015	13.6264	13.5703	29,411
	01	2014	12.7317	13.6264	30,814
	01	2013	9.1163	12.7317	25,223
	01	2012	8.3422	9.1163	14,973
	01	2011	9.6511	8.3422	17,988

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	01	2010	10.0000	9.6511	88
	02	2016	13.0902	10.4040	19,333
	02	2015	13.1981	13.0902	16,165
	02	2014	12.3819	13.1981	16,518
	02	2013	8.9020	12.3819	17,241
	02	2012	8.1796	8.9020	12,266
	02	2011	9.5015	8.1796	16,272
	02	2010	10.0000	9.5015	0

Columbia Variable Portfolio - Select International Equity Fund, Class 2	01	2016	13.5693	9.6972	7,661
	01	2015	13.8014	13.5693	6,200
	01	2014	14.7861	13.8014	11,247
	01	2013	12.4873	14.7861	11,390
	01	2012	10.7955	12.4873	16,933
	01	2011	13.0960	10.7955	14,655
	01	2010	10.0000	13.0960	0
	02	2016	12.9854	9.6707	11,127
	02	2015	13.2614	12.9854	9,217
	02	2014	14.2657	13.2614	9,431
	02	2013	12.0969	14.2657	9,611
	02	2012	10.5010	12.0969	9,789
	02	2011	12.7908	10.5010	9,808
	02	2010	10.0000	12.7908	493

Fidelity VIP Balanced Portfolio, Service Class 2	01	2016	14.6561	15.4203	818,678
	01	2015	14.8485	14.6561	948,870
	01	2014	13.7227	14.8485	1,104,797
	01	2013	11.6973	13.7227	966,582
	01	2012	10.3593	11.6973	787,600
	01	2011	10.9517	10.3593	661,880
	01	2010	10.0000	10.9517	15,101
	02	2016	14.1378	14.8145	184,085
	02	2015	14.3819	14.1378	217,307
	02	2014	13.3458	14.3819	242,746
	02	2013	11.4225	13.3458	209,723
	02	2012	10.1574	11.4225	170,656
	02	2011	10.7821	10.1574	130,381
	02	2010	10.0000	10.7821	0

Fidelity VIP Contrafund Portfolio, Service Class 2	01	2016	15.5630	16.4897	368,189
	01	2015	15.7589	15.563	477,484
	01	2014	14.3508	15.7589	576,351
	01	2013	11.1425	14.3508	553,804
	01	2012	9.7557	11.1425	545,351
	01	2011	10.2031	9.7557	478,110
	01	2010	10.0000	10.2031	4,228
	02	2016	15.0753	15.9077	54,580
	02	2015	15.3271	15.0753	62,483
	02	2014	14.0145	15.3271	94,940
	02	2013	10.9258	14.0145	96,879

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2012	9.6053	10.9258	98,685
	02	2011	10.0868	9.6053	93,840
	02	2010	10.0000	10.0868	4,760

Fidelity VIP Freedom 2015 Portfolio, Service Class 2	01	2016	14.3904	14.9423	10,477
	01	2015	14.7062	14.3904	10,753
	01	2014	14.3152	14.7062	12,416
	01	2013	12.7562	14.3152	11,552
	01	2012	11.5915	12.7562	14,615
	01	2011	11.8467	11.5915	8,396
	01	2010	10.0000	11.8467	0
	02	2016	13.8057	14.2769	0
	02	2015	14.1664	13.8057	0
	02	2014	13.8461	14.1664	475
	02	2013	12.3885	13.8461	485
	02	2012	11.3036	12.3885	2,848
	02	2011	11.5995	11.3036	587
	02	2010	10.0000	11.5995	0

Fidelity VIP Freedom 2020 Portfolio, Service Class 2	01	2016	14.4010	14.9853	31,383
	01	2015	14.7101	14.4010	32,367
	01	2014	14.2998	14.7101	34,313
	01	2013	12.5737	14.2998	30,863
	01	2012	11.3077	12.5737	27,575
	01	2011	11.6416	11.3077	15,193
	01	2010	10.0000	11.6416	0
	02	2016	13.8159	14.3179	1,822
	02	2015	14.1701	13.8159	1,888
	02	2014	13.8311	14.1701	2,810
	02	2013	12.2113	13.8311	2,955
	02	2012	11.0269	12.2113	3,364
	02	2011	11.3987	11.0269	3,579
	02	2010	10.0000	11.3987	0

Fidelity VIP Mid Cap Portfolio, Service Class 2	01	2016	16.0606	17.6790	233,057
	01	2015	16.6064	16.0606	286,420
	01	2014	15.9187	16.6004	390,192
	01	2013	11.9126	15.9187	399,756
	01	2012	10.5737	11.9126	449,678
	01	2011	12.0596	10.5737	429,403
	01	2010	10.0000	12.0596	7,597
	02	2016	15.4926	16.9844	54,398
	02	2015	16.0788	15.4926	64,129
	02	2014	15.4815	16.0788	85,465
	02	2013	11.6327	15.4815	91,098
	02	2012	10.3676	11.6327	86,387
	02	2011	11.8728	10.3676	82,785
	02	2010	10.0000	11.8728	6,537

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
First Eagle Overseas Variable Fund	01	2016	13.2968	13.7535	1,006,753
	01	2015	13.2753	13.2968	1,195,534
	01	2014	13.6656	13.2753	1,602,562
	01	2013	12.2694	13.6656	1,751,187
	01	2012	10.8650	12.2694	2,057,158
	01	2011	11.7890	10.8650	2,043,297
	01	2010	10.0000	11.7890	68,125
	02	2016	12.8265	13.2131	172,099
	02	2015	12.8582	12.8265	190,677
	02	2014	13.2903	12.8582	262,078
	02	2013	11.9812	13.2903	278,806
	02	2012	10.6533	11.9812	308,686
	02	2011	11.6065	10.6533	313,060
	02	2010	10.0000	11.6065	21,125

Franklin Income VIP Fund, Class 2	01	2016	12.2388	13.7249	258,442
	01	2015	13.3886	12.2388	313,676
	01	2014	13.0126	13.3886	367,057
	01	2013	11.6120	13.0126	342,371
	01	2012	10.4816	11.6120	377,350
	01	2011	10.4089	10.4816	348,942
	01	2010	10.0000	10.4089	15,460
	02	2016	11.8061	13.1858	43,524
	02	2015	12.9680	11.8061	54,192
	02	2014	12.6553	12.9680	83,751
	02	2013	11.3393	12.6553	78,231
	02	2012	10.2775	11.3393	67,620
	02	2011	10.2478	10.2775	70,337
	02	2010	10.0000	10.2478	982

Franklin Income VIP Fund, Class 4	01	2016	12.0375	13.4809	69,084
	01	2015	13.1814	12.0375	88,658
	01	2014	12.8227	13.1814	87,527
	01	2013	11.4512	12.8227	73,547
	01	2012	10.3449	11.4512	87,231
	01	2011	10.0000	10.3449	52,984
	02	2016	11.8290	13.1936	9,172
	02	2015	13.0061	11.8290	12,729
	02	2014	12.7038	13.0061	13,901
	02	2013	11.3914	12.7038	13,403
	02	2012	10.3331	11.3914	19,222
	02	2011	10.0000	10.3331	12,880

Franklin Mutual Shares VIP Fund, Class 2	01	2016	20.2825	23.1512	39,518
	01	2015	21.6938	20.2825	45,965
	01	2014	20.5912	21.6938	63,008
	01	2013	16.3233	20.5912	61,791
	01	2012	14.5290	16.3233	51,469
	01	2011	14.9278	14.5290	48,407
	01	2010	10.0000	14.9278	2,723
	02	2016	19.2031	21.8298	3,449

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2015	20.6231	19.2031	14,394
	02	2014	19.6549	20.6231	13,777
	02	2013	15.6447	19.6549	12,150
	02	2012	13.9822	15.6447	2,483
	02	2011	14.4246	13.9822	3,811
	02	2010	10.0000	14.4246	258

Franklin Mutual Shares VIP Fund, Class 4	01	2016	14.6560	16.7121	7,019
	01	2015	15.6945	14.6560	7,684
	01	2014	14.9079	15.6945	7,519
	01	2013	11.8372	14.9079	5,808
	01	2012	10.5403	11.8372	5,875
	01	2011	10.0000	10.5403	4,099
	02	2016	14.4022	16.3559	2,044
	02	2015	15.4858	14.4022	2,298
	02	2014	14.7698	15.4858	2,237
	02	2013	11.7754	14.7698	842
	02	2012	10.5283	11.7754	1,010
	02	2011	10.0000	10.5283	625

Franklin Small Cap Value VIP Fund, Class 2	01	2016	27.4243	35.1154	38,309
	01	2015	30.1096	27.4243	58,018
	01	2014	30.4410	30.1096	64,222
	01	2013	22.7186	30.4410	63,962
	01	2012	19.5135	22.7186	56,575
	01	2011	20.6154	19.5135	52,914
	01	2010	10.0000	20.6154	842
	02	2016	25.9656	33.1112	7,341
	02	2015	28.6235	25.9656	9,731
	02	2014	29.0569	28.6235	15,880
	02	2013	21.7741	29.0569	14,345
	02	2012	18.7791	21.7741	8,995
	02	2011	19.9204	18.7791	9,377
	02	2010	10.0000	19.9204	207

Franklin Small Cap Value VIP Fund, Class 4	01	2016	15.4009	19.7092	9,859
	01	2015	16.9325	15.4009	14,243
	01	2014	17.1347	16.9325	17,657
	01	2013	12.7987	17.1347	15,814
	01	2012	11.0043	12.7987	13,222
	01	2011	10.0000	11.0043	11,607
	02	2016	15.1342	19.2891	2,266
	02	2015	16.7073	15.1342	3,295
	02	2014	16.9760	16.7073	3,849
	02	2013	12.7319	16.9760	2,675
	02	2012	10.9917	12.7319	2,742
	02	2011	10.0000	10.9917	3,056

Franklin Strategic Income VIP Fund, Class 2	01	2016	13.1102	13.9176	39,485
	01	2015	13.8666	13.1102	49,912
	01	2014	13.8417	13.8666	74,501

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	01	2013	13.6222	13.8417	66,234
	01	2012	12.2852	13.6222	69,007
	01	2011	12.1773	12.2852	62,275
	01	2010	10.0000	12.1773	1,271
	02	2016	12.6467	13.3709	17,197
	02	2015	13.4310	12.6467	18,626
	02	2014	13.4616	13.4310	30,133
	02	2013	13.3023	13.4616	32,524
	02	2012	12.0459	13.3023	36,028
	02	2011	11.9888	12.0459	32,436
	02	2010	10.0000	11.9888	0

Franklin Strategic Income VIP Fund, Class 4	01	2016	10.6873	11.3375	4,829
	01	2015	11.3165	10.6873	8,188
	01	2014	11.3082	11.3165	8,074
	01	2013	11.1450	11.3082	7,645
	01	2012	10.0587	11.1450	5,272
	01	2011	10.0000	10.0587	4,121
	02	2016	10.5022	11.0959	1,744
	02	2015	11.1660	10.5022	2,600
	02	2014	11.2033	11.1660	2,585
	02	2013	11.0868	11.2033	1,725
	02	2012	10.0472	11.0868	2,917
	02	2011	10.0000	10.0472	971

Rational Dividend Capture VA Fund	01	2016	13.8532	14.5741	350
	01	2015	14.5297	13.8532	1,085
	01	2014	13.4108	14.5297	1,082
	01	2013	11.3667	13.4108	1,111
	01	2012	10.3694	11.3667	1,159
	01	2011	9.8466	10.3694	949
	01	2010	10.0000	9.8466	0
	02	2016	13.4061	14.0464	0
	02	2015	14.1182	13.4061	0
	02	2014	13.0843	14.1182	0
	02	2013	11.1352	13.0843	0
	02	2012	10.1999	11.1352	0
	02	2011	9.7252	10.1999	0
	02	2010	10.0000	9.7252	0

Rational Insider Buying VA Fund	01	2016	13.2306	14.4442	353
	01	2015	14.4912	13.2306	1,136
	01	2014	15.0448	14.4912	1,289
	01	2013	11.5957	15.0448	2,816
	01	2012	9.6155	11.5957	3,329
	01	2011	9.8664	9.6155	3,407
	01	2010	10.0000	9.8664	590
	02	2016	12.8036	13.9212	0
	02	2015	14.0808	12.8036	0
	02	2014	14.6785	14.0808	0
	02	2013	11.3596	14.6785	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2012	9.4584	11.3596	0
	02	2011	9.7447	9.4584	0
	02	2010	10.0000	9.7447	0

Invesco V.I. Equity and Income Fund, Series II	01	2016	14.9536	16.8887	1,278,829
	01	2015	15.6079	14.9536	1,547,138
	01	2014	14.5906	15.6079	1,782,345
	01	2013	11.8791	14.5906	1,493,753
	01	2012	10.7479	11.8791	878,145
	01	2011	11.0718	10.7479	835,940
	01	2010	10.0000	11.0718	5,925
	02	2016	14.4847	16.2926	130,681
	02	2015	15.1803	14.4847	163,567
	02	2014	14.2488	15.1803	195,745
	02	2013	11.6482	14.2488	136,564
	02	2012	10.5823	11.6482	111,499
	02	2011	10.9456	10.5823	102,534
	02	2010	10.0000	10.9456	926

Invesco V.I. American Value Fund, Series II	01	2016	15.5225	17.5897	52,629
	01	2015	17.4126	15.5225	63,825
	01	2014	16.1720	17.4126	65,184
	01	2013	12.2772	16.1720	63,500
	01	2012	10.6634	12.2772	27,292
	01	2011	10.7530	10.6634	13,760
	01	2010	10.0000	10.7530	2,003
	02	2016	15.0357	16.9687	2,720
	02	2015	16.9355	15.0357	4,223
	02	2014	15.7931	16.9355	6,485
	02	2013	12.0385	15.7931	7,353
	02	2012	10.4990	12.0385	5,629
	02	2011	10.6304	10.4990	5,979
	02	2010	10.0000	10.6304	0

Invesco V.I. Comstock Fund, Series II	01	2016	13.3249	15.3312	70,122
	01	2015	14.4431	13.3249	83,631
	01	2014	13.4604	14.4431	97,031
	01	2013	10.0891	13.4604	91,472
	01	2012	8.6266	10.0891	44,734
	01	2011	8.9599	8.6266	39,997
	01	2010	10.0000	8.9599	0
	02	2016	12.8536	14.7288	15,242
	02	2015	13.9892	12.8536	22,535
	02	2014	13.0907	13.9892	21,426
	02	2013	9.8520	13.0907	16,726
	02	2012	8.4585	9.8520	7,146
	02	2011	8.8211	8.4585	7,948
	02	2010	10.0000	8.8211	0

Invesco V.I. International Growth Fund, Series II	01	2016	12.7567	12.4588	10,519
	01	2015	13.3191	12.7567	11,183

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	01	2014	13.5304	13.3191	16,207
	01	2013	11.5883	13.5304	9,452
	01	2012	10.2240	11.5883	1,700
	01	2011	10.0000	10.2240	0
	02	2016	12.5358	12.1932	0
	02	2015	13.1419	12.5358	0
	02	2014	13.4050	13.1419	0
	02	2013	11.5278	13.4050	0
	02	2012	10.2124	11.5278	0
	02	2011	10.0000	10.2124	0

JPMorgan Insurance Trust Core Bond Portfolio, Class 2	01	2016	10.2237	10.2396	708,694
	01	2015	10.3061	10.2237	636,664
	01	2014	10.0075	10.3061	684,257
	01	2013	10.3555	10.0075	474,749
	01	2012	10.0222	10.3555	112,838
	01	2011	10.0000	10.0222	51,712
	02	2016	10.0466	10.0213	80,030
	02	2015	10.1690	10.0466	55,793
	02	2014	9.9147	10.1690	63,924
	02	2013	10.3014	9.9147	24,622
	02	2012	10.0108	10.3014	23,504
	02	2011	10.0000	10.0108	5,104

JPMorgan Insurance Trust U.S. Equity Portfolio, Class 2	01	2016	17.5984	19.1591	12,969
	01	2015	17.7888	17.5984	14,894
	01	2014	15.9207	17.7888	16,933
	01	2013	11.9115	15.9207	11,583
	01	2012	10.3278	11.9115	12,903
	01	2011	10.0000	10.3278	4,692
	02	2016	17.2937	18.7508	2,072
	02	2015	17.5522	17.2937	667
	02	2014	15.7731	17.5522	673
	02	2013	11.8493	15.7731	353
	02	2012	10.3160	11.8493	0
	02	2011	10.0000	10.3160	0

Lazard Retirement Emerging Markets Equity Portfolio Service Class	01	2016	7.6911	9.1361	213,786
	01	2015	9.7821	7.6911	278,424
	01	2014	10.4299	9.7821	352,708
	01	2013	10.7384	10.4299	388,487
	01	2012	8.9466	10.7384	388,947
	01	2011	11.0933	8.9466	404,222
	01	2010	10.0000	11.0933	24,383
	02	2016	7.4498	8.8135	68,218
	02	2015	9.5140	7.4498	96,681
	02	2014	10.1855	9.5140	95,076
	02	2013	10.5296	10.1855	104,104

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2012	8.8087	10.5296	86,553
	02	2011	10.9668	8.8087	91,755
	02	2010	10.0000	10.9668	3,925

Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio, Class VC	01	2016	20.4382	23.2659	34,364
	01	2015	21.5222	20.4382	46,810
	01	2014	20.4247	21.5222	98,385
	01	2013	15.2971	20.4247	100,708
	01	2012	14.0666	15.2971	86,739
	01	2011	14.9744	14.0666	81,464
	01	2010	10.0000	14.9744	1,009
	02	2016	19.4566	22.0584	17,958
	02	2015	20.5723	19.4566	20,987
	02	2014	19.6030	20.5723	25,801
	02	2013	14.7416	19.6030	27,663
	02	2012	13.6115	14.7416	27,183
	02	2011	14.5490	13.6115	33,297
	02	2010	10.0000	14.5490	2,100

Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio, Class VC	01	2016	21.5689	21.4746	31,847
	01	2015	21.3494	21.5689	36,563
	01	2014	20.4654	21.3494	42,466
	01	2013	15.1801	20.4654	40,313
	01	2012	13.5283	15.1801	37,274
	01	2011	15.2913	13.5283	36,031
	01	2010	10.0000	15.2913	381
	02	2016	20.5329	20.3600	4,698
	02	2015	20.4070	20.5329	7,547
	02	2014	19.6420	20.4070	8,359
	02	2013	14.6288	19.6420	7,205
	02	2012	13.0905	14.6288	7,459
	02	2011	14.8569	13.0905	8,238
	02	2010	10.0000	14.8569	1,014

MFS Corporate Bond Portfolio, Service Class	01	2016	16.8820	17.5970	774,290
	01	2015	17.2657	16.8820	848,771
	01	2014	16.6253	17.2657	965,853
	01	2013	16.9907	16.6253	925,696
	01	2012	15.5647	16.9907	606,487
	01	2011	14.8866	15.5647	579,978
	01	2010	10.0000	14.8866	20,230
	02	2016	15.9837	16.5928	104,824
	02	2015	16.4137	15.9837	117,744
	02	2014	15.8695	16.4137	151,245
	02	2013	16.2846	15.8695	150,943
	02	2012	14.9791	16.2846	138,926
	02	2011	14.3849	14.9791	142,797
	02	2010	10.0000	14.3849	7,853

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS Core Equity Portfolio, Service Class	01	2016	15.3801	16.8005	63,785
	01	2015	15.7016	15.3801	79,961
	01	2014	14.3742	15.7016	110,050
	01	2013	10.8839	14.3742	95,510
	01	2012	9.5211	10.8839	43,312
	01	2011	9.8034	9.5211	40,173
	01	2010	10.0000	9.8034	2,235
	02	2016	14.8362	16.1404	15,328
	02	2015	15.2082	14.8362	67,491
	02	2014	13.9794	15.2082	75,191
	02	2013	10.6282	13.9794	79,331
	02	2012	9.3355	10.6282	76,589
	02	2011	9.6515	9.3355	57,698
	02	2010	10.0000	9.6515	0

MFS Emerging Markets Equity Portfolio, Service Class	01	2016	11.4781	12.3097	135,545
	01	2015	13.4278	11.4781	158,800
	01	2014	14.6787	13.4278	165,376
	01	2013	15.7772	14.6787	176,795
	01	2012	13.5269	15.7772	163,282
	01	2011	16.9221	13.5269	172,837
	01	2010	10.0000	16.9221	1,850
	02	2016	11.0116	11.7614	16,268
	02	2015	12.9348	11.0116	22,662
	02	2014	14.1975	12.9348	31,580
	02	2013	15.3224	14.1975	31,574
	02	2012	13.1909	15.3224	25,538
	02	2011	16.5691	13.1909	28,600
	02	2010	10.0000	16.5691	0

MFS Global Tactical Allocation Portfolio, Service Class	01	2016	11.6232	12.1151	12,843,738
	01	2015	12.1200	11.6232	14,699,249
	01	2014	11.8212	12.1200	17,749,337
	01	2013	11.0736	11.8212	19,433,863
	01	2012	10.3056	11.0736	20,867,665
	01	2011	10.3446	10.3056	19,653,338
	01	2010	10.0000	10.3446	517,213
	02	2016	11.3409	11.7729	1,903,310
	02	2015	11.8740	11.3409	2,194,547
	02	2014	11.6286	11.8740	2,885,780
	02	2013	10.9376	11.6286	3,198,510
	02	2012	10.2209	10.9376	3,396,263
	02	2011	10.3014	10.2209	3,227,421
	02	2010	10.0000	10.3014	103,714

MFS Government Securities Portfolio, Service Class	01	2016	12.9206	12.7933	561,151
	01	2015	13.1038	12.9206	628,845
	01	2014	12.7294	13.1038	734,831

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	01	2013	13.3289	12.7294	757,652
	01	2012	13.2529	13.3289	876,270
	01	2011	12.5801	13.2529	714,966
	01	2010	10.0000	12.5801	7,049
	02	2016	12.2330	12.0632	61,612
	02	2015	12.4572	12.2330	75,187
	02	2014	12.1506	12.4572	120,113
	02	2013	12.7749	12.1506	88,388
	02	2012	12.7543	12.7749	103,641
	02	2011	12.1560	12.7543	83,139
	02	2010	10.0000	12.1560	1,854

MFS High Yield Portfolio, Service Class	01	2016	10.1087	11.2985	62,968
	01	2015	10.7538	10.1087	102,437
	01	2014	10.6640	10.7538	91,655
	01	2013	10.2197	10.6640	133,075
	01	2012	10.0000	10.2197	96,274
	02	2016	9.9811	11.1105	9,172
	02	2015	10.6615	9.9811	27,914
	02	2014	10.6156	10.6615	30,644
	02	2013	10.2149	10.6156	29,315
	02	2012	10.0000	10.2149	35,944

MFS International Growth Portfolio, Service Class	01	2016	11.2424	11.2949	48,453
	01	2015	11.4191	11.2424	61,541
	01	2014	12.2460	11.4191	93,679
	01	2013	10.9534	12.2460	89,197
	01	2012	9.3174	10.9534	74,499
	01	2011	10.6579	9.3174	72,962
	01	2010	10.0000	10.6579	579
	02	2016	10.8447	10.8511	4,581
	02	2015	11.0602	10.8447	7,838
	02	2014	11.9096	11.0602	9,026
	02	2013	10.6960	11.9096	6,589
	02	2012	9.1358	10.6960	7,014
	02	2011	10.4928	9.1358	7,816
	02	2010	10.0000	10.4928	0

MFS International Value Portfolio, Service Class	01	2016	13.8734	14.1687	82,666
	01	2015	13.2676	13.8734	106,242
	01	2014	13.3391	13.2676	105,982
	01	2013	10.6262	13.3391	100,521
	01	2012	9.3205	10.6262	75,999
	01	2011	9.6480	9.3205	70,865
	01	2010	10.0000	9.6480	1,962
	02	2016	13.3828	13.6120	1,175
	02	2015	12.8506	13.3828	2,433
	02	2014	12.9727	12.8506	10,537
	02	2013	10.3765	12.9727	4,021
	02	2012	9.1388	10.3765	1,370

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2011	9.4986	9.1388	1,381
	02	2010	10.0000	9.4986	0

MFS U.S. Government Money Market Portfolio, Service Class	01	2016	9.4949	9.3390	813,985
	01	2015	9.6542	9.4949	586,487
	01	2014	9.8161	9.6542	787,072
	01	2013	9.9808	9.8161	926,461
	01	2012	10.0000	9.9808	853,161
	02	2016	9.5713	9.1836	109,061
	02	2015	9.5713	9.5713	61,349
	02	2014	9.7716	9.5713	87,447
	02	2013	9.9761	9.7716	139,165
	02	2012	10.0000	9.9761	115,345

MFS Research International Portfolio, Service Class	01	2016	20.2100	19.6950	53,643
	01	2015	21.0106	20.2100	53,168
	01	2014	23.0104	21.0106	59,021
	01	2013	19.6982	23.0104	54,250
	01	2012	17.2251	19.6982	49,963
	01	2011	19.6916	17.2251	50,508
	01	2010	10.0000	19.6916	137
	02	2016	19.1342	18.5708	3,785
	02	2015	19.9736	19.1342	4,615
	02	2014	21.9641	19.9736	5,663
	02	2013	18.8792	21.9641	3,041
	02	2012	16.5767	18.8792	3,329
	02	2011	19.0278	16.5767	3,404
	02	2010	10.0000	19.0278	0

MFS Total Return Series, Service Class	01	2016	11.1350	11.9167	756,769
	01	2015	11.3877	11.1350	932,664
	01	2014	10.6977	11.3877	1,165,649
	01	2013	10.0000	10.6977	1,216,828
	02	2016	11.0277	11.7538	134,547
	02	2015	11.3241	11.0277	195,756
	02	2014	10.6813	11.3241	212,107
	02	2013	10.0000	10.6813	238,707

MFS Growth Series, Service Class	01	2016	17.4093	17.4951	24,784
	01	2015	16.4968	17.4093	26,212
	01	2014	15.4333	16.4968	60,852
	01	2013	11.4964	15.4333	51,687
	01	2012	10.0000	11.4964	30,971
	02	2016	17.1079	17.1223	8,940
	02	2015	16.2775	17.1079	4,104
	02	2014	15.2903	16.2775	3,861
	02	2013	11.4364	15.2903	4,144
	02	2012	10.0000	11.4364	5,153

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS Research Series, Service Class	01	2016	14.3000	15.2580	55,112
	01	2015	14.4630	14.3000	59,626
	01	2014	13.3767	14.4630	101,108
	01	2013	10.3037	13.3767	106,921
	01	2012	10.0000	10.3037	133,358
	02	2016	14.1196	15.0042	8,063
	02	2015	14.3389	14.1196	11,566
	02	2014	13.3161	14.3389	19,122
	02	2013	10.2989	13.3161	16,443
	02	2012	10.0000	10.2989	24,656

MFS Utilities Series, Service Class	01	2016	8.4702	9.2665	164,725
	01	2015	10.1034	8.4702	185,957
	01	2014	10.0000	10.1034	212,530
	02	2016	8.4220	9.1763	21,872
	02	2015	10.0870	8.4220	25,738
	02	2014	10.0000	10.0870	38,270

MFS Value Series, Service Class	01	2016	14.5258	16.2542	233,685
	01	2015	14.9087	14.5258	234,932
	01	2014	13.7554	14.9087	309,120
	01	2013	10.3145	13.7554	22,132
	01	2012	10.0000	10.3145	29,862
	02	2016	14.3425	15.9839	43,768
	02	2015	14.7808	14.3425	32,156
	02	2014	13.6931	14.7808	65,853
	02	2013	10.3097	13.6931	3,446
	02	2012	10.0000	10.3097	4,797

MFS Blended Research Small Cap Portfolio, Service Class	01	2016	14.5305	17.2324	35,861
	01	2015	15.4509	14.5305	47,689
	01	2014	14.6771	15.4509	55,828
	01	2013	10.2683	14.6771	53,445
	01	2012	9.1276	10.2683	71,237
	01	2011	9.7786	9.1276	57,367
	01	2010	10.0000	9.7786	1,890
	02	2016	14.0165	16.5552	30,800
	02	2015	14.9652	14.0165	20,999
	02	2014	14.2739	14.9652	29,473
	02	2013	10.0270	14.2739	11,849
	02	2012	8.9497	10.0270	22,025
	02	2011	9.6271	8.9497	19,329
	02	2010	10.0000	9.6271	0

MFS Conservative Allocation Portfolio, Service Class	01	2016	14.3258	14.7555	4,591,866
	01	2015	14.6376	14.3258	6,157,750
	01	2014	14.2543	14.6376	7,319,540
	01	2013	13.2340	14.2543	7,639,142
	01	2012	12.3783	13.2340	8,288,525

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	01	2011	12.5068	12.3783	7,927,286
	01	2010	10.0000	12.5068	142,264
	02	2016	13.9114	14.2704	899,657
	02	2015	14.2723	13.9114	862,219
	02	2014	13.9553	14.2723	1,024,302
	02	2013	13.0093	13.9553	1,042,477
	02	2012	12.2181	13.0093	1,234,642
	02	2011	12.3952	12.2181	1,018,406
	02	2010	10.0000	12.3952	18,265

MFS Global Real Estate Portfolio, Service Class	01	2016	16.2173	17.1785	101,382
	01	2015	16.4123	16.2173	113,322
	01	2014	14.4720	16.4123	130,232
	01	2013	14.0455	14.4720	141,163
	01	2012	11.0232	14.0455	126,019
	01	2011	12.1482	11.0232	135,197
	01	2010	10.0000	12.1482	1,195
	02	2016	15.4480	16.2970	20,868
	02	2015	15.6976	15.4480	20,527
	02	2014	13.8983	15.6976	26,410
	02	2013	13.5438	13.8983	27,173
	02	2012	10.6730	13.5438	23,849
	02	2011	11.8104	10.6730	21,597
	02	2010	10.0000	11.8104	0

MFS Growth Allocation Portfolio, Service Class	01	2016	18.2220	19.1649	283,065
	01	2015	18.4727	18.2220	300,561
	01	2014	17.8821	18.4727	329,926
	01	2013	14.8569	17.8821	318,620
	01	2012	13.4409	14.8569	296,857
	01	2011	14.2208	13.4409	296,793
	01	2010	10.0000	14.2208	6,630
	02	2016	17.6949	18.5348	92,732
	02	2015	18.0117	17.6949	96,969
	02	2014	17.5070	18.0117	113,354
	02	2013	14.6046	17.5070	102,614
	02	2012	13.2670	14.6046	104,781
	02	2011	14.0940	13.2670	105,505
	02	2010	10.0000	14.0940	2,160

MFS Inflation Adjusted Bond Portfolio, Service Class	01	2016	11.5502	11.6301	2,261,232
	01	2015	12.3967	11.5502	2,426,338
	01	2014	12.1863	12.3967	2,862,027
	01	2013	13.0821	12.1863	3,123,116
	01	2012	12.3837	13.0821	3,601,195
	01	2011	11.2702	12.3837	3,110,467
	01	2010	10.0000	11.2702	76,973
	02	2016	11.2160	11.2477	349,478
	02	2015	12.0873	11.2160	390,904
	02	2014	11.9307	12.0873	475,054

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2013	12.8601	11.9307	482,091
	02	2012	12.2235	12.8601	500,775
	02	2011	11.1697	12.2235	441,964
	02	2010	10.0000	11.1697	8,429

MFS Limited Maturity Portfolio, Service Class	01	2016	9.8863	9.8672	1,743,158
	01	2015	10.0243	9.8863	1,987,456
	01	2014	10.1430	10.0243	2,570,749
	01	2013	10.2637	10.1430	2,630,920
	01	2012	10.2315	10.2637	1,638,627
	01	2011	10.3846	10.2315	1,314,078
	01	2010	10.0000	10.3846	33,622
	02	2016	9.5764	9.5190	339,043
	02	2015	9.7497	9.5764	354,259
	02	2014	9.9054	9.7497	436,762
	02	2013	10.0643	9.9054	414,325
	02	2012	10.0739	10.0643	239,537
	02	2011	10.2663	10.0739	269,074
	02	2010	10.0000	10.2663	4,777

MFS Mid Cap Value Portfolio, Service Class	01	2016	16.5910	18.8893	44,308
	01	2015	17.3305	16.5910	88,041
	01	2014	15.9956	17.3305	67,095
	01	2013	11.9127	15.9956	72,829
	01	2012	10.4414	11.9127	74,591
	01	2011	10.3738	10.4414	75,359
	01	2010	10.0000	10.3738	2,479
	02	2016	16.0707	18.2225	20,083
	02	2015	16.8557	16.0707	26,185
	02	2014	15.6208	16.8557	30,279
	02	2013	11.6811	15.6208	29,774
	02	2012	10.2805	11.6811	26,889
	02	2011	10.2556	10.2805	25,617
	02	2010	10.0000	10.2556	487

MFS Moderate Allocation Portfolio, Service Class	01	2016	16.4927	17.1720	12,286,156
	01	2015	16.7475	16.4927	13,922,468
	01	2014	16.2115	16.7475	17,224,564
	01	2013	14.1479	16.2115	16,685,818
	01	2012	13.0319	14.1479	16,248,231
	01	2011	13.4940	13.0319	15,774,256
	01	2010	10.0000	13.4940	537,464
	02	2016	16.0156	16.6075	2,007,831
	02	2015	16.3295	16.0156	2,345,167
	02	2014	15.8714	16.3295	3,018,639
	02	2013	13.9078	15.8714	2,815,617
	02	2012	12.8633	13.9078	2,888,450
	02	2011	13.3737	12.8633	2,751,572
	02	2010	10.0000	13.3737	61,700

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS New Discovery Value Portfolio, Service Class	01	2016	18.2833	23.4681	7,019
	01	2015	19.7158	18.2833	9,006
	01	2014	19.4265	19.7158	17,087
	01	2013	14.1414	19.4265	18,007
	01	2012	13.1201	14.1414	18,578
	01	2011	14.2679	13.1201	16,330
	01	2010	10.0000	14.2679	488
	02	2016	18.2833	22.6965	1,437
	02	2015	19.2236	18.2833	4,324
	02	2014	19.0190	19.2236	13,961
	02	2013	13.9012	19.0190	13,815
	02	2012	12.9503	13.9012	15,334
	02	2011	14.1406	12.9503	8,353
	02	2010	10.0000	14.1406	208

MFS Mid Cap Growth Series, Service Class	01	2016	15.4236	15.8693	19,877
	01	2015	15.0167	15.4236	18,478
	01	2014	14.0648	15.0167	21,683
	01	2013	10.4219	14.0648	19,564
	01	2012	10.0000	10.4219	15,035
	02	2016	15.2290	15.6053	3,979
	02	2015	14.8878	15.2290	3,970
	02	2014	14.0011	14.8878	9,857
	02	2013	10.4170	14.0011	7,796
	02	2012	10.0000	10.4170	7,008

MFS New Discovery Series, Service Class	01	2016	12.8663	13.7674	20,223
	01	2015	13.3690	12.8663	35,278
	01	2014	14.6946	13.3690	42,566
	01	2013	10.5800	14.6946	40,877
	01	2012	10.0000	10.5800	31,511
	02	2016	12.7039	13.5383	6,421
	02	2015	13.2542	12.7039	7,457
	02	2014	14.6280	13.2542	7,897
	02	2013	10.5751	14.6280	7,372
	02	2012	10.0000	10.5751	10,352

MFS Total Return Bond Series, Service Class	01	2016	10.4305	10.6697	8,319,938
	01	2015	10.6674	10.4305	9,340,391
	01	2014	10.2693	10.6674	11,425,702
	01	2013	10.5779	10.2693	11,739,768
	01	2012	10.0474	10.5779	12,472,770
	01	2011	10.0000	10.0474	92,261
	02	2016	10.2499	10.4423	1,232,959
	02	2015	10.5255	10.2499	1,351,190
	02	2014	10.1741	10.5255	1,640,082
	02	2013	10.5226	10.1741	1,698,634
	02	2012	10.0360	10.5226	1,765,571
	02	2011	10.0000	10.0360	12,374

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio, Class II	01	2016	15.4027	13.8091	17,019
	01	2015	16.6590	15.4027	20,450
	01	2014	16.6323	16.6590	25,704
	01	2013	12.3005	16.6323	26,038
	01	2012	11.5292	12.3005	37,221
	01	2011	12.6283	11.5292	38,534
	01	2010	10.0000	12.6283	2,521
	02	2016	14.9196	13.3215	15,400
	02	2015	16.2024	14.9196	16,818
	02	2014	16.2426	16.2024	19,916
	02	2013	12.0613	16.2426	28,032
	02	2012	11.3514	12.0613	29,614
	02	2011	12.4843	11.3514	12,770
	02	2010	10.0000	12.4843	397

Oppenheimer Capital Appreciation Fund/VA, Service Shares	01	2016	23.0643	22.1327	23,000
	01	2015	22.7091	23.0643	24,126
	01	2014	20.0560	22.7091	31,567
	01	2013	15.7557	20.0560	26,409
	01	2012	14.0776	15.7557	20,137
	01	2011	14.5127	14.0776	18,758
	01	2010	10.0000	14.5127	421
	02	2016	21.8367	20.8694	6,514
	02	2015	21.5883	21.8367	6,481
	02	2014	19.1440	21.5883	14,635
	02	2013	15.1006	19.1440	10,255
	02	2012	13.5478	15.1006	11,221
	02	2011	14.0234	13.5478	11,465
	02	2010	10.0000	14.0234	0

Oppenheimer Global Fund, Service Shares	01	2016	20.7393	20.3650	28,763
	01	2015	20.3402	20.7393	56,846
	01	2014	20.2648	20.3402	67,231
	01	2013	16.2252	20.2648	52,198
	01	2012	13.6409	16.2252	18,832
	01	2011	15.1623	13.6409	15,757
	01	2010	10.0000	15.1623	0
	02	2016	19.7432	19.3080	13,123
	02	2015	19.4424	19.7432	14,877
	02	2014	19.4495	19.4424	27,054
	02	2013	15.6360	19.4495	18,220
	02	2012	13.1995	15.6360	16,661
	02	2011	14.7315	13.1995	10,328
	02	2010	10.0000	14.7315	0

PIMCO All Asset Portfolio, Advisor Class	01	2016	9.7958	10.8775	717,847
	01	2015	10.9679	9.7958	933,729
	01	2014	11.1014	10.9679	1,072,521
	01	2013	11.2753	11.1014	1,104,231

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	01	2012	9.9867	11.2753	827,182
	01	2011	10.0000	9.9867	380,017
	02	2016	9.6262	10.6456	142,547
	02	2015	10.8220	9.6262	171,522
	02	2014	10.9985	10.8220	202,687
	02	2013	11.2164	10.9985	223,830
	02	2012	9.9753	11.2164	132,460
	02	2011	10.0000	9.9753	43,953

PIMCO CommodityRealReturn Strategy Portfolio, Advisor Class	01	2016	4.6174	5.2166	11,993
	01	2015	6.3157	4.6174	17,505
	01	2014	7.8911	6.3157	15,393
	01	2013	9.4079	7.8911	27,908
	01	2012	9.1003	9.4079	35,253
	01	2011	10.0000	9.1003	28,284
	02	2016	4.5374	5.1053	2,463
	02	2015	6.2317	4.5374	4,103
	02	2014	7.8179	6.2317	3,067
	02	2013	9.3588	7.8179	2,497
	02	2012	9.0899	9.3588	2,360
	02	2011	10.0000	9.0899	2,351

PIMCO Emerging Markets Bond Portfolio, Administrative Class	01	2016	25.6377	28.5796	45,514
	01	2015	26.6669	25.6377	51,647
	01	2014	26.7075	26.6669	73,352
	01	2013	29.1897	26.7075	79,558
	01	2012	25.1746	29.1897	78,613
	01	2011	24.0717	25.1746	79,375
	01	2010	10.0000	24.0717	414
	02	2016	24.2886	26.9656	2,582
	02	2015	25.3669	24.2886	2,876
	02	2014	25.5094	25.3669	9,365
	02	2013	27.9942	25.5094	11,093
	02	2012	24.2426	27.9942	12,139
	02	2011	23.2750	24.2426	10,442
	02	2010	10.0000	23.2750	736

PIMCO Emerging Markets Bond Portfolio, Advisor Class	01	2016	10.2180	11.3792	6,615
	01	2015	10.6389	10.2180	7,792
	01	2014	10.6657	10.6389	8,321
	01	2013	11.6686	10.6657	18,225
	01	2012	10.0738	11.6686	16,867
	01	2011	10.0000	10.0738	13,109
	02	2016	10.0410	11.1366	1,566
	02	2015	10.4973	10.0410	1,575
	02	2014	10.5668	10.4973	1,687
	02	2013	11.6077	10.5668	1,676

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2012	10.0623	11.6077	1,556
	02	2011	10.0000	10.0623	1,522

PIMCO StocksPLUS® Global Portfolio, Advisor Class	01	2016	11.3632	12.0417	0
	01	2015	12.6990	11.3632	0
	01	2014	12.7962	12.6990	0
	01	2013	10.9155	12.7962	0
	01	2012	10.1116	10.9155	0
	01	2011	10.0000	10.1116	0
	02	2016	11.1664	11.7850	0
	02	2015	12.5330	11.1664	0
	02	2014	12.6776	12.5300	0
	02	2013	10.8585	12.6776	0
	02	2012	10.1000	10.8585	0
	02	2011	10.0000	10.1000	0

PIMCO Global Multi Asset Managed Allocation Portfolio, Advisor Class	01	2016	11.0345	11.2779	7,958,850
	01	2015	11.2487	11.0345	9,454,370
	01	2014	10.9375	11.2487	11,254,925
	01	2013	12.0762	10.9375	13,934,175
	01	2012	11.2893	12.0762	17,906,919
	01	2011	11.6886	11.2893	16,703,196
	01	2010	10.0000	11.6886	474,411
	02	2016	10.7514	10.9438	1,100,599
	02	2015	11.0049	10.7514	1,266,064
	02	2014	10.7441	11.0049	1,564,339
	02	2013	11.9112	10.7441	2,227,358
	02	2012	11.1808	11.9112	2,684,026
	02	2011	11.6234	11.1808	2,518,312
	02	2010	10.0000	11.6234	116,540

PIMCO Commodity RealReturn Strategy Portfolio, Administrative Class	01	2016	5.1937	5.8822	214,579
	01	2015	7.1082	5.1937	269,422
	01	2014	8.8600	7.1082	257,606
	01	2013	10.5613	8.8600	251,586
	01	2012	10.1900	10.5613	292,486
	01	2011	11.2077	10.1900	287,325
	01	2010	10.0000	11.2077	7,407
	02	2016	4.9826	5.6201	28,024
	02	2015	6.8472	4.9826	34,126
	02	2014	8.5696	6.8472	33,939
	02	2013	10.2568	8.5696	35,558
	02	2012	9.9370	10.2568	45,212
	02	2011	10.9739	9.9370	46,206
	02	2010	10.0000	10.9739	0

Putnam VT Absolute Return 500 Fund, Class IB	01	2016	10.5369	10.4354	377,577
	01	2015	10.7717	10.5369	418,338

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	01	2014	10.5456	10.7717	476,966
	01	2013	10.3021	10.5456	378,998
	01	2012	10.0371	10.3021	144,890
	01	2011	10.0000	10.0371	87,312
	02	2016	10.3544	10.2130	37,513
	02	2015	10.6284	10.3544	24,412
	02	2014	10.4478	10.6284	52,199
	02	2013	10.2482	10.4478	32,242
	02	2012	10.0257	10.2482	57,750
	02	2011	10.0000	10.0257	38,502

Putnam VT Equity Income Fund, Class IB	01	2016	17.3023	19.3386	23,932
	01	2015	18.1447	17.3023	24,412
	01	2014	16.3758	18.1447	27,139
	01	2013	12.5743	16.3758	30,733
	01	2012	10.7174	12.5743	3,428
	01	2011	10.0000	10.7174	0
	02	2016	17.0028	18.9265	4,392
	02	2015	17.9034	17.0028	5,552
	02	2014	16.2241	17.9034	11,011
	02	2013	12.5087	16.2241	6,965
	02	2012	10.7052	12.5087	1,881
	02	2011	10.0000	10.7052	3,824

Templeton Global Bond VIP Fund, Class 4	01	2016	10.3941	10.5159	18,145
	01	2015	11.0538	10.3941	29,217
	01	2014	11.0521	11.0538	43,744
	01	2013	11.0676	11.0521	48,654
	01	2012	9.7890	11.0676	33,759
	01	2011	10.0000	9.7890	14,826
	02	2016	10.2141	10.2918	1,507
	02	2015	10.9068	10.2141	2,184
	02	2014	10.9496	10.9068	2,235
	02	2013	11.0098	10.9496	3,157
	02	2012	9.7778	11.0098	3,375
	02	2011	10.0000	9.7778	857

Templeton Growth VIP Fund, Class 2	01	2016	19.2893	20.7960	22,118
	01	2015	20.9734	19.2893	29,942
	01	2014	21.9431	20.9734	33,162
	01	2013	17.0547	21.9431	30,229
	01	2012	14.3245	17.0547	25,891
	01	2011	15.6565	14.3245	25,863
	01	2010	10.0000	15.6565	258
	02	2016	18.2740	19.6213	2,250
	02	2015	19.9508	18.274	2,827
	02	2014	20.9585	19.9508	5,345
	02	2013	16.3559	20.9585	4,626
	02	2012	13.7940	16.3559	5,150
	02	2011	15.1382	13.7940	4,034
	02	2010	10.0000	15.1382	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Morgan Stanley Variable Insurance Fund Inc. Growth Portfolio, Class II	01	2016	17.2332	16.6230	52,926
	01	2015	15.6495	17.2332	28,489
	01	2014	14.9986	15.6493	39,698
	01	2013	10.3234	14.9986	28,005
	01	2012	9.2040	10.3234	1,330
	01	2011	10.0000	9.2040	874
	02	2016	16.9348	16.2688	8,443
	02	2015	15.4411	16.9348	1,728
	02	2014	14.8595	15.4411	1,330
	02	2013	10.2694	14.8595	911
	02	2012	9.1935	10.2694	818
	02	2011	10.0000	9.1935	0

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2017 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Delaware Life Insurance Company. To receive a copy, return this request form to the address shown below or telephone (877) 253-2323.

To:	Delaware Life Insurance Company
P.O. Box 758581
Topeka, KS 66675-8581

Please send me a Statement of Additional Information for
Masters Flex II
Delaware Life Variable Account F.

Name:

Address:

City:	State:	Zip Code:

Telephone:

PART B

MAY 1, 2017

MASTERS FLEX II

VARIABLE AND FIXED ANNUITY

STATEMENT OF ADDITIONAL INFORMATION

DELAWARE LIFE VARIABLE ACCOUNT F

The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of Masters Flex II (the “Contract”) issued by Delaware Life Insurance Company (the “Company” or “Delaware Life”) in connection with Delaware Life Variable Account F (the “Variable Account”) which is not included in the corresponding Prospectus dated May 1, 2017. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Delaware Life Insurance Company, P.O. Box 758581, Topeka, KS 66675-8581, or by telephoning (877) 253-2323.

The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

DELAWARE LIFE INSURANCE COMPANY

Delaware Life Holdings, LLC is the Company’s corporate parent. Delaware Life Holdings, LLC is ultimately controlled by Mark R. Walter. Mr. Walter ultimately controls the Company through the following intervening companies: Delaware Life Holdings, LLC,, Delaware Life Holdings Parent, LLC, Delaware Life Holdings Parent II, LLC, Delaware Life Equity Investors, LLC, DLICM, LLC, and DLICT, LLC. The nature of the business of Mr. Walter and these intervening companies is investing in companies engaged in the business of life insurance and annuities.

ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

A.M. Best’s Rating System is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company’s relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

Lipper Variable Insurance Products Performance Analysis Service is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

Standard & Poor’s insurance claims-paying ability rating is an opinion of an operating insurance company’s financial capacity to meet obligations of its insurance policies in accordance with their terms.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

Moody’s Investors Services, Inc.’s insurance claims-paying rating is a system of rating an insurance company’s financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

Standard & Poor’s Index - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor’s 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor’s Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

Dow Jones Industrial Average (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

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Morningstar, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and “style box” matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

Ibbotson Associates, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

In its advertisements and other sales literature for the Variable Account and the Funds, the Company intends to illustrate the advantages of the Contracts in a number of ways:

Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

Systematic Withdrawal Program. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. You should consult a qualified tax professional.

The Company’s and the Funds’ Customers. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

The Company’s Assets, Size. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor’s and A.M. Best Company above); it may refer to its assets; and it may discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria.

Compound Interest Illustrations. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart. The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how 3 different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. The third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

	10 YEARS	20 YEARS	30 YEARS
Non-Tax-Deferred Account	$16,856	$28,413	$47,893
Tax-Deferred Account	$21,589	$46,610	$100,627
Tax-Deferred Account After Paying Taxes	$17,765	$34,528	$70,720

This illustration is hypothetical and does not represent the projected performance of the contract or any of its investment options. The illustration does not reflect the deduction of any charges or fees related to portfolio management, mortality and expense, or account administration. Taxes on earnings within an annuity are due upon withdrawal. Withdrawals may also be subject to surrender charges and, if made prior to age 59 1⁄2, a 10% federal penalty tax.

3

TAX-DEFERRED ACCUMULATION

In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract’s accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis.

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Variable Account’s investment returns. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contract or in general on a tax-deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contract in a chart would reflect the deduction of Contract expenses, such as the mortality and expense risk charge, the 0.15% administrative charge, and the $50 annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

In developing illustrative tax deferral charts, we will observe these general principles:

•	The assumed rate of earnings will be realistic.

•	The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.

•	Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.

•	A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59 1⁄2 at the time of surrender.

The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary among Participants.

CALCULATIONS

Example of Net Investment Factor Calculation

We determine the net investment factor using the following formula:

Investment Factor	=	(	a + b	)	- d
c

where:

(a)	is the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period;

(b)	is the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period;

(c)	is the net asset value per share of the Fund share at the end of the previous Valuation Period;

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(d)	is a factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit for the Valuation Period.

Assume the following facts about a particular Variable Account at the end of the current Valuation Period:

(a)	the net asset value of a fund equals $ 18.38;

(b)	the per share amount of any dividend or capital gains distributions equal $0;

(c)	the net asset value per share of the Fund share at the end of the previous Valuation Period equals $18.32; and

(d)	the factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit for the Valuation Period equals 0.00004837.

The net investment factor is, therefore, determined as follows:

(18.38 + 0.00) - (.00004837)	=	1.00322674
18.32

Example of Variable Accumulation Unit Value Calculation

We calculate the Variable Accumulation Unit Value for any Valuation Period as follows: we multiply the Variable Accumulation Unit Value for the immediately preceding Valuation Period by the appropriate Net Investment Factor for the subsequent Valuation Period.

Assume the Variable Accumulation Unit value for the immediately preceding Valuation Period had been 14.5645672. Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00321276 as shown in the calculation above. The value for the current Valuation Period would be, therefore, determined as follows:

(14.5645672 x 1.00321836)	=	14.6114413

ANNUITY PROVISIONS

Determination of Annuity Payments

On the Annuity Commencement Date, the Contract’s Accumulation Account will be canceled and its adjusted value will be applied to provide a Variable Annuity or a Fixed Annuity or a combination of both. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on an assumed interest rate of 3% per year. All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Variable Account is determined by dividing that portion of the first variable annuity payment attributable to that Variable Account by the Annuity Unit value of that Variable Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Variable Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Variable Account credited to the Contract by the Annuity Unit value for the particular Variable Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment.

5

Annuity Unit Value

The Annuity Unit value for each Variable Account was established at $10.00 for the first Valuation Period of the particular Variable Account. The Annuity Unit value for any subsequent Valuation Period is determined using the following formula:

Annuity Unit Value	=	(A x B) x C

where:

A	equals the Annuity Unit value for the immediately preceding Valuation Period

B	equals the Net Investment Factor for the current Valuation Period

C	equals a factor to neutralize the assumed interest rate of 3% per year used to establish the annuity payment rates found in the Contract. (This factor is 0.99991902 for a one day Valuation Period.)

Example of Variable Annuity Unit Calculation

Assume the value of an Annuity Unit for the immediately preceding Valuation Period had been 12.3456789. Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00322953 as shown in the calculation above. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the Annuity Unit for the current Valuation Period would be determined as follows:

(12.3456789 x 1.00322953) x 0.99991902	=	12.3845466

Example of Variable Annuity Payment Calculation

The first Variable Annuity payment is determined by multiplying the Variable Accumulation Unit value for the Valuation Period (as described under “Example of Variable Accumulation Unit Calculation”) by the annuity payment rate for the age and annuity option elected.

Assume the following facts:

•	the Account value being annuitized is made up of a particular Variable Account with 8,765.4321 Variable Accumulation Units;

•	at the end of the Valuation Period immediately preceding the Annuity Commencement Date, the Variable Accumulation Unit value and the Annuity Unit value for that Variable Account are 14.5645672 and 12.3456789, respectively;

•	the annuity payment rate for the age and option elected is $6.78 per $1,000; and

•	on the day prior to the second variable annuity payment date, the Annuity Unit value is 12.3724831.

The first Variable Annuity payment would be determined as follows:

(8,765.4321 x 14.5645672) x 6.78	=	$865.57
1,000

This first Variable Annuity payment of $865.57 represents 70.1112 Variable Annuity Units, which are calculated by dividing the first Variable Annuity Payment by the Variable Annuity Unit value at the end of the Valuation Period immediately preceding the Annuity Commencement Date. In this case, $865.57 divided by 12.3456789.

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Subsequent Variable Annuity payments are determined by multiplying the number of Variable Annuity Units (calculated for the first Variable Annuity payment) by the Variable Annuity Unit value at the end of the Valuation Period immediately preceding the annuity payment date. Thus, the second Variable Annuity payment would be determined as follows:

70.1112 x 12.3845467	=	$868.29

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis through the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. (“Clarendon”). Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its subsidiary, Delaware Life Insurance Company of New York, and variable life insurance contracts issued by the Company.

In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time.

Commissions will not be paid to selling agents with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contract, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” Total commissions paid on behalf of Clarendon in connection with the Variable Account during 2014, 2015, and 2016, were approximately $91,329,750, $83,577,578, and $76,221,651 respectively.

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

EXPERTS

The statutory-basis financial statements of Delaware Life Insurance Company as of December 31, 2016 and 2015 and for the three years ended December 31, 2016 (which report expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Delaware Department of Insurance), included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The audited financial statements of Delaware Life Variable Account F as of December 31, 2016 and for the year then ended, included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

7

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Delaware Life Insurance Company are included herein. The statutory-basis financial statements of Delaware Life Insurance Company are provided as relevant to its ability to meet its financial obligations under the Contracts and Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

8

Delaware Life

Variable Account F – Regatta

Financial Statements as of and for the Year Ended December 31, 2016 and

Report of Independent Registered Public Accounting Firm

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

Index

December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company and the Contract Holders of Delaware Life Variable Account F—Regatta:

In our opinion, for each of the sub-accounts of Delaware Life Variable Account F—Regatta indicated in the table below, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts of Delaware Life Variable Account F—Regatta as of the date indicated in the table, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Delaware Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinions.

AB VPS Balanced Wealth Strategy Portfolio (Class B) (1)	MFS VIT II Corporate Bond Portfolio S Class (1)
AB VPS Dynamic Asset Allocation Portfolio (Class B) (1)	MFS VIT II Core Equity Portfolio I Class (1)
AB VPS International Growth Portfolio (Class B) (1)	MFS VIT II Core Equity Portfolio S Class (1)
AB VPS International Value Portfolio (Class B) (1)	MFS VIT II Emerging Markets Equity Portfolio I Class (1)
AB VPS Small/Mid Cap Value Portfolio (Class B) (1)	MFS VIT II Emerging Markets Equity Portfolio S Class (1)
BlackRock Global Allocation V.I. Fund (Class III) (1)	MFS VIT II Global Governments Portfolio I Class (1)
Columbia Variable Portfolio—International Opportunities Fund Class 2 (2)	MFS VIT II Global Governments Portfolio S Class (1)
Columbia Variable Portfolio—Large Cap Growth Fund II Class 1 (2)	MFS VIT II Global Growth Portfolio I Class (1)
Columbia Variable Portfolio—Large Cap Growth Fund II Class 2 (2)	MFS VIT II Global Growth Portfolio S Class (1)
Columbia Variable Portfolio—Loomis Sayles Growth Fund II Class 2 (2)	MFS VIT II Global Research Portfolio I Class (1)
Columbia Variable Portfolio—Small Cap Value Fund Class 2 (1)	MFS VIT II Global Research Portfolio S Class (1)
Columbia Variable Portfolio—Large Cap Growth Fund Class 1 (4)	MFS VIT II Global Tactical Allocation Portfolio I Class (1)
Columbia Variable Portfolio—Large Cap Growth Fund Class 2 (4)	MFS VIT II Global Tactical Allocation Portfolio S Class (1)
Columbia Variable Portfolio—Loomis Sayles Growth Fund Class 1 (4)	MFS VIT II Government Securities Portfolio I Class (1)
Columbia Variable Portfolio—Loomis Sayles Growth Fund Class 2 (1)	MFS VIT II Government Securities Portfolio S Class (1)
Columbia Variable Portfolio—Select International Equity Fund Class 2 (4)	MFS VIT II High Yield Portfolio I Class (1)
Fidelity VIP Balanced Portfolio (Service Class 2) (1)	MFS VIT II High Yield Portfolio Service Class (1)
Fidelity VIP Contrafund Portfolio (Service Class 2) (1)	MFS VIT II International Growth Portfolio I Class (1)
Fidelity VIP Freedom 2010 Portfolio (Service Class 2) (1)	MFS VIT II International Growth Portfolio S Class (1)
Fidelity VIP Freedom 2015 Portfolio (Service Class 2) (1)	MFS VIT II International Value Portfolio I Class (1)
Fidelity VIP Freedom 2020 Portfolio (Service Class 2) (1)	MFS VIT II International Value Portfolio S Class (1)
Fidelity VIP Mid Cap Portfolio (Service Class 2) (1)	MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class (1)

PricewaterhouseCoopers LLP, 101 Seaport Blvd, Suite 500, Boston, MA 02210
T: (617) 530-5000, F: (617) 530-5001, www.pwc.com/us

First Eagle Overseas Variable Fund (1)	MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class (1)
Franklin Templeton Developing Markets VIP Fund Class 2 (1)	MFS U.S. Government Money Market Portfolio Initial Class (4)
Franklin Templeton Foreign VIP Fund Class 2 (1)	MFS VIT II Money Market Portfolio Service Class (1)
Franklin Templeton Founding Funds Allocation VIP Fund Class 2 (1)	MFS VIT II Research International Portfolio I Class (1)
Franklin Templeton Global Bond VIP Fund Class 4 (1)	MFS VIT II Research International Portfolio S Class (1)
Franklin Templeton Growth VIP Fund Class 2 (1)	MFS VIT II Strategic Income Portfolio I Class (1)
Franklin Templeton Income VIP Fund Class 2 (1)	MFS VIT II Strategic Income Portfolio S Class (1)
Franklin Templeton Income VIP Fund Class 4 (1)	MFS VIT II Technology Portfolio I Class (1)
Franklin Templeton Mutual Shares VIP Fund Class 2 (1)	MFS VIT II Technology Portfolio S Class (1)
Franklin Templeton Mutual Shares VIP Fund Class 4 (1)	MFS VIT III Blended Research Small Cap Portfolio Service Class (1)
Franklin Templeton Small Cap Value VIP Fund Class 2 (1)	MFS VIT III Conservative Allocation Portfolio Service Class (1)
Franklin Templeton Small Cap Value VIP Fund Class 4 (1)	MFS VIT III Global Real Estate Portfolio Initial Class (1)
Franklin Templeton Strategic Income VIP Fund Class 2 (1)	MFS VIT III Global Real Estate Portfolio Service Class (1)
Franklin Templeton Strategic Income VIP Fund Class 4 (1)	MFS VIT III Growth Allocation Portfolio Service Class (1)
Catalyst Dividend Capture VA Fund Sub-Account (1)	MFS VIT III Inflation Adjusted Bond Portfolio Service Class (1)
Huntington VA International Equity (3)	MFS VIT III Limited Maturity Portfolio Initial Class (1)
Catalyst Insider Buying VA Fund (1)	MFS VIT III Limited Maturity Portfolio Service Class (1)
Invesco V.I. American Value Fund Series II (1)	MFS VIT III Mid Cap Value Portfolio Initial Class (1)
Invesco V.I. Comstock Fund Series II (1)	MFS VIT III Mid Cap Value Portfolio Service Class (1)
Invesco V.I. Equity and Income Fund Series II (1)	MFS VIT III Moderate Allocation Portfolio Service Class (1)
Invesco V.I. International Growth Fund II (1)	MFS VIT III New Discovery Value Portfolio Service Class (1)
JPMorgan Insurance Trust Core Bond Portfolio (Class 2) (1)	Morgan Stanley UIF Growth Portfolio Class II (1)
JPMorgan Insurance Trust U.S. Equity Portfolio (Class 2) (1)	Morgan Stanley UIF Mid Cap Growth Portfolio Class II (1)
Lazard Retirement Emerging Markets Equity Portfolio Service Class (1)	Oppenheimer Capital Appreciation Fund/VA (Service Shares) (1)
Lord Abbett Series Fund—Growth Opportunities Portfolio VC (1)	Oppenheimer Conservative Balanced Fund/VA (Service Shares) (1)
Lord Abbett Series Fund- Fundamental Equity Portfolio VC (1)	Oppenheimer Global Fund/VA (Service Shares) (1)
MFS VIT Total Return Series Initial Class (1)	Oppenheimer Main Street Fund/VA (Service Shares) (1)
MFS VIT Total Return Series Service Class (1)	Oppenheimer Main Street Small Cap Fund/VA (Service Shares) (1)
MFS VIT I Growth Series Initial Class (1)	PIMCO StocksPLUS Global Portfolio Advisor Class (1)
MFS VIT I Growth Series Service Class (1)	PIMCO VIT All Asset Portfolio Admin Class (1)
MFS VIT I Mid Cap Growth Series Initial Class (1)	PIMCO VIT All Asset Portfolio Advisor Class (1)
MFS VIT I Mid Cap Growth Series Service Class (1)	PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class (1)
MFS VIT I New Discovery Series Initial Class (1)	PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class (1)
MFS VIT I New Discovery Series Service Class (1)	PIMCO VIT Emerging Markets Bond Portfolio Admin Class (1)
MFS VIT I Total Return Bond Series Service Class (1)	PIMCO VIT Emerging Markets Bond Portfolio Advisor Clas (1)
MFS VIT I Research Series Service Class (1)	PIMCO VIT Global Multi-Asset Managed Allocation Portfolio Advisor Class (1)
MFS VIT I Utilities Series Initial Class (1)	PIMCO VIT Real Return Portfolio Admin Class (1)
MFS VIT I Utilities Series Service Class (1)	PIMCO VIT Total Return Portfolio Admin Class (1)
MFS VIT I Value Series Initial Class (1)	Putnam VT Absolute Return 500 Fund Class IB (1)

PricewaterhouseCoopers LLP, 101 Seaport Blvd, Suite 500, Boston, MA 02210
T: (617) 530-5000, F: (617) 530-5001, www.pwc.com/us

MFS VIT I Value Series Service Class (1)	Putnam VT Equity Income Fund Class IB (1)
MFS VIT II Blended Research Core Equity Portfolio I Class (1)	Wanger Select Fund (1)
MFS VIT II Blended Research Core Equity Portfolio S Class (1)	Wanger USA (1)
MFS VIT II Corporate Bond Portfolio I Class (1)	Wells Fargo VT Total Return Bond Fund Class 2 (2)

(1)	Statement of net assets as of December 31, 2016, statement of operations for the year ended December 31, 2016, and statement of changes in net assets for the years ended December 31, 2016 and 2015
(2)	Statement of operations for the period ended April 28, 2016, and statement of changes in net assets for the period ended April 28, 2016 and December 31, 2015
(3)	Statement of changes in net assets for the years ended December 31, 2016 and 2015
(4)	Statement of net assets as of December 31, 2016, Statement of operations from April 29, 2016 (commencement of operations) through December 31, 2016, and statement of changes in net assets from April 29, 2016 through December 31, 2016.

/s/ PricewaterhouseCoopers LLP

April 28, 2017

PricewaterhouseCoopers LLP, 101 Seaport Blvd, Suite 500, Boston, MA 02210
T: (617) 530-5000, F: (617) 530-5001, www.pwc.com/us

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

		Assets				Liabilities
	Shares	Cost	Investments at fair value	Receivable from Sponsor	Total assets	Payable to Sponsor	Net Assets
AB VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account (AL1)	4,931,665	$58,291,794	$51,387,951	$—	$51,387,951	$—	$51,387,951
AB VPS Dynamic Asset Allocation Portfolio Class B Sub-Account (AO5)	8,286,232	92,742,338	95,788,842	—	95,788,842	—	95,788,842
AB VPS International Growth Portfolio (Class B) Sub-Account (AM2)	319,850	5,517,557	5,466,235	—	5,466,235	—	5,466,235
AB VPS International Value Portfolio (Class B) Sub-Account (A98)	2,754,402	34,579,429	36,247,936	—	36,247,936	—	36,247,936
AB VPS Small/Mid Cap Value Portfolio (Class B) Sub-Account (A74)	525,099	10,373,210	10,565,000	—	10,565,000	2,371	10,562,629
BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (B18)	39,147,486	551,869,282	523,401,890	78,937	523,480,827	—	523,480,827
Columbia Variable Portfolio - Small Cap Value Fund Class 2 Sub-Account (C71)	2,602	46,610	49,461	—	49,461	—	49,461
Columbia Variable Portfolio - Large Cap Growth Fund Class 1 Sub-Account (C59)	37,718	482,469	493,355	—	493,355	—	493,355
Columbia Variable Portfolio - Large Cap Growth Fund Class 2 Sub-Account (C60)	5,291,741	64,563,230	68,051,787	—	68,051,787	1,131	68,050,656
Columbia Variable Portfolio - Loomis Sayles Growth Fund Class 1 Sub-Account (C89)	3,410	74,364	74,841	—	74,841	—	74,841
Columbia Variable Portfolio - Loomis Sayles Growth Fund Class 2 Sub-Account (C90)	974,446	20,040,885	21,048,041	7,007	21,055,048	—	21,055,048
Columbia Variable Portfolio - Select International Equity Fund Class 2 Sub-Account (C58)	476,954	6,141,877	5,971,463	—	5,971,463	—	5,971,463
Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FD7)	6,263,751	101,323,340	102,788,152	—	102,788,152	—	102,788,152
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24)	5,599,842	152,581,297	181,714,884	67,373	181,782,257	—	181,782,257
Fidelity VIP Freedom 2010 Portfolio (Service Class 2) Sub-Account (F88)	245,225	2,919,510	3,001,549	—	3,001,549	—	3,001,549
Fidelity VIP Freedom 2015 Portfolio (Service Class 2) Sub-Account (FB9)	1,230,648	14,143,071	15,173,885	—	15,173,885	—	15,173,885
Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account (F15)	2,032,499	22,333,943	25,385,912	—	25,385,912	—	25,385,912
Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (F41)	3,213,019	101,966,889	106,126,022	52	106,126,074	—	106,126,074
First Eagle Overseas Variable Fund Sub-Account (FE3)	12,319,722	335,610,749	313,290,532	—	313,290,532	158	313,290,374
Franklin Templeton Developing Markets VIP Fund Class 2 Sub-Account (T21)	3,621,658	30,207,081	26,655,406	—	26,655,406	583	26,654,823
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20)	7,766,937	106,103,348	105,708,012	5,492	105,713,504	—	105,713,504
Franklin Templeton Founding Funds Allocation VIP Fund Class 2 Sub-Account (FE6)	4,754,741	33,083,901	33,663,567	—	33,663,567	—	33,663,567
Franklin Templeton Global Bond VIP Fund Class 4 Sub-Account (T59)	334,310	5,935,107	5,559,572	—	5,559,572	—	5,559,572
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56)	1,555,962	19,467,359	21,316,677	337	21,317,014	—	21,317,014
Franklin Templeton Income VIP Fund Class 2 Sub-Account (F59)	5,523,877	83,897,667	84,957,229	—	84,957,229	1,640	84,955,589
Franklin Templeton Income VIP Fund Class 4 Sub-Account (FF0)	150,682	2,361,726	2,367,221	—	2,367,221	—	2,367,221
Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (F54)	8,385,121	141,451,064	168,373,235	—	168,373,235	403	168,372,832
Franklin Templeton Mutual Shares VIP Fund Class 4 Sub-Account (FG8)	14,737	306,868	298,131	—	298,131	—	298,131
Franklin Templeton Small Cap Value VIP Fund Class 2 Sub-Account (F53)	1,754,869	34,770,324	33,974,255	—	33,974,255	—	33,974,255
Franklin Templeton Small Cap Value VIP Fund Class 4 Sub-Account (FJ9)	44,454	830,981	877,516	—	877,516	—	877,516
Franklin Templeton Strategic Income VIP Fund Class 2 Sub-Account (T28)	1,807,334	21,358,325	19,230,035	—	19,230,035	—	19,230,035
Franklin Templeton Strategic Income VIP Fund Class 4 Sub-Account (FJ0)	30,202	359,681	329,206	—	329,206	—	329,206
Catalyst Dividend Capture VA Fund Sub-Account (H24)	123,173	1,528,125	1,527,346	—	1,527,346	—	1,527,346
Catalyst Insider Buying VA Fund Sub-Account (H32)	133,040	2,335,895	1,796,035	—	1,796,035	—	1,796,035
Invesco V.I. American Value Fund Series II Sub-Account (V35)	545,557	9,560,481	9,219,910	—	9,219,910	—	9,219,910
Invesco V.I. Comstock Fund Series II Sub-Account (V13)	1,741,012	30,393,423	32,417,640	—	32,417,640	—	32,417,640
Invesco V.I. Equity and Income Fund Series II Sub-Account (V11)	5,977,898	105,365,950	105,689,244	—	105,689,244	—	105,689,244
Invesco V.I. International Growth Fund II Sub-Account (AC1)	80,551	2,784,878	2,613,067	—	2,613,067	—	2,613,067
JPMorgan Insurance Trust Core Bond Portfolio (Class 2) Sub-Account (J88)	4,271,257	46,960,345	45,830,587	—	45,830,587	—	45,830,587
JPMorgan Insurance Trust U.S. Equity Portfolio (Class 2) Sub-Account (J94)	438,580	11,033,992	11,727,631	—	11,727,631	—	11,727,631
Lazard Retirement Emerging Markets Equity Portfolio Service Class Sub-Account (L11)	2,070,208	40,571,440	38,857,807	—	38,857,807	100	38,857,707

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

		Assets				Liabilities
	Shares	Cost	Investments at fair value	Receivable from Sponsor	Total assets	Payable to Sponsor	Net Assets
Lord Abbett Series Fund - Growth Opportunities Portfolio VC Sub-Account (L18)	2,213,284	$30,389,935	$26,470,878	$—	$26,470,878	$10	$26,470,868
Lord Abbett Series Fund- Fundamental Equity Portfolio VC Sub-Account (L17)	2,173,951	41,891,276	39,783,305	—	39,783,305	281	39,783,024
MFS VIT Total Return Series Initial Class Sub-Account (M07)	15,640,047	349,686,446	362,536,281	—	362,536,281	192,737	362,343,544
MFS VIT Total Return Series Service Class Sub-Account (M35)	16,998,169	375,367,827	387,728,240	14,809	387,743,049	—	387,743,049
MFS VIT I Growth Series Initial Class Sub-Account (M31)	3,188,423	99,567,597	123,583,283	45,887	123,629,170	—	123,629,170
MFS VIT I Growth Series Service Class Sub-Account (M80)	565,369	20,306,875	21,240,924	—	21,240,924	528	21,240,396
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1)	2,606,178	19,776,343	20,745,178	1,638	20,746,816	—	20,746,816
MFS VIT I Mid Cap Growth Series Service Class Sub-Account (M41)	3,858,931	28,729,824	29,173,522	—	29,173,522	854	29,172,668
MFS VIT I New Discovery Series Initial Class Sub-Account (M05)	2,950,098	54,231,968	47,732,584	3,225	47,735,809	—	47,735,809
MFS VIT I New Discovery Series Service Class Sub-Account (M42)	3,010,183	49,430,588	45,182,846	920	45,183,766	—	45,183,766
MFS VIT I Total Return Bond Series Service Class Sub-Account (M89)	45,008,959	594,980,172	579,265,306	72,474	579,337,780	—	579,337,780
MFS VIT I Research Series Service Class Sub-Account (M82)	5,875,168	136,906,310	151,168,076	—	151,168,076	267	151,167,809
MFS VIT I Utilities Series Initial Class Sub-Account (M44)	4,155,561	138,555,603	111,410,588	108,436	111,519,024	—	111,519,024
MFS VIT I Utilities Series Service Class Sub-Account (M40)	2,561,499	79,305,756	67,546,731	—	67,546,731	—	67,546,731
MFS VIT I Value Series Initial Class Sub-Account (M83)	14,412,064	247,868,497	272,388,012	90,574	272,478,586	—	272,478,586
MFS VIT I Value Series Service Class Sub-Account (M08)	7,403,072	140,214,941	137,623,109	1,701	137,624,810	—	137,624,810
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6)	5,884,958	198,818,596	274,356,725	57,468	274,414,193	—	274,414,193
MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account (MB7)	1,646,331	55,792,606	76,159,266	12,656	76,171,922	—	76,171,922
MFS VIT II Corporate Bond Portfolio I Class Sub-Account (MC0)	5,177,705	60,930,213	58,818,728	—	58,818,728	11,139	58,807,589
MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0)	13,316,068	155,072,028	149,406,279	—	149,406,279	598	149,405,681
MFS VIT II Core Equity Portfolio I Class Sub-Account (MC2)	4,501,232	75,050,195	97,541,689	76,300	97,617,989	—	97,617,989
MFS VIT II Core Equity Portfolio S Class Sub-Account (MC1)	1,750,170	34,882,181	37,576,157	6,531	37,582,688	—	37,582,688
MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account (MC3)	1,337,279	19,922,738	16,849,715	16,884	16,866,599	—	16,866,599
MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (MA1)	1,507,806	20,474,392	18,711,873	—	18,711,873	280	18,711,593
MFS VIT II Global Governments Portfolio I Class Sub-Account (MC4)	1,139,394	12,306,835	11,245,821	3,234	11,249,055	—	11,249,055
MFS VIT II Global Governments Portfolio S Class Sub-Account (MC5)	161,879	1,690,886	1,568,608	—	1,568,608	269	1,568,339
MFS VIT II Global Growth Portfolio I Class Sub-Account (MC6)	2,070,781	31,628,980	43,486,393	19,909	43,506,302	—	43,506,302
MFS VIT II Global Growth Portfolio S Class Sub-Account (MC7)	111,044	2,039,279	2,325,270	—	2,325,270	—	2,325,270
MFS VIT II Global Research Portfolio I Class Sub-Account (MC8)	3,380,204	57,269,686	86,837,442	74,399	86,911,841	—	86,911,841
MFS VIT II Global Research Portfolio S Class Sub-Account (MC9)	253,617	4,988,709	6,490,047	—	6,490,047	—	6,490,047
MFS VIT II Global Tactical Allocation Portfolio I Class Sub-Account (MD0)	3,419,327	49,254,686	51,426,685	—	51,426,685	17,428	51,409,257
MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account (M92)	46,397,235	673,064,903	686,215,107	—	686,215,107	1,641	686,213,466
MFS VIT II Government Securities Portfolio I Class Sub-Account (M96)	7,405,138	97,924,479	92,638,271	47,066	92,685,337	—	92,685,337
MFS VIT II Government Securities Portfolio S Class Sub-Account (MD2)	17,278,491	225,683,567	214,598,860	3,982	214,602,842	—	214,602,842
MFS VIT II High Yield Portfolio I Class Sub-Account (MA6)	10,299,525	60,441,426	59,531,256	10,563	59,541,819	—	59,541,819
MFS VIT II High Yield Portfolio Service Class Sub-Account (MA3)	9,223,433	54,191,488	52,758,038	—	52,758,038	2,205	52,755,833
MFS VIT II International Growth Portfolio I Class Sub-Account (M97)	2,998,002	36,615,325	36,365,759	—	36,365,759	601	36,365,158
MFS VIT II International Growth Portfolio S Class Sub-Account (MD5)	1,411,067	17,832,889	16,975,140	—	16,975,140	575	16,974,565
MFS VIT II International Value Portfolio I Class Sub-Account (M98)	1,919,236	33,452,712	43,317,165	7,676	43,324,841	—	43,324,841
MFS VIT II International Value Portfolio S Class Sub-Account (M93)	4,840,849	84,863,423	107,612,065	—	107,612,065	2,824	107,609,241
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (MD6)	18,676,670	230,008,881	287,247,187	181,605	287,428,792	—	287,428,792
MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (MB3)	2,300,689	31,214,271	34,993,483	5,479	34,998,962	—	34,998,962
MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8)	53,969,256	53,969,257	53,969,256	136,772	54,106,028	—	54,106,028
MFS VIT II Money Market Portfolio Service Class Sub-Account (MD9)	170,982,645	170,982,645	170,982,645	—	170,982,645	257	170,982,388
MFS VIT II Research International Portfolio I Class Sub-Account (ME2)	1,572,687	21,537,235	21,294,179	7,263	21,301,442	—	21,301,442
MFS VIT II Research International Portfolio S Class Sub-Account (ME3)	3,768,220	49,911,210	50,418,782	164	50,418,946	—	50,418,946

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

		Assets				Liabilities
	Shares	Cost	Investments at fair value	Receivable from Sponsor	Total assets	Payable to Sponsor	Net Assets
MFS VIT II Strategic Income Portfolio I Class Sub-Account (MA5)	2,918,646	$29,087,234	$28,340,056	$20,488	$28,360,544	$—	$28,360,544
MFS VIT II Strategic Income Portfolio S Class Sub-Account (MA7)	671,150	6,595,866	6,463,174	29	6,463,203	—	6,463,203
MFS VIT II Technology Portfolio I Class Sub-Account (ME4)	1,152,101	10,451,957	15,196,218	—	15,196,218	1,025	15,195,193
MFS VIT II Technology Portfolio S Class Sub-Account (MA2)	115,480	1,042,465	1,456,202	—	1,456,202	—	1,456,202
MFS VIT III Blended Research Small Cap Portfolio Service Class Sub-Account (MF3)	5,394,408	74,230,175	69,695,748	—	69,695,748	3,075	69,692,673
MFS VIT III Conservative Allocation Portfolio Service Class Sub-Account (MF5)	52,553,904	603,009,062	575,990,791	—	575,990,791	725	575,990,066
MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6)	161,152	1,966,923	2,257,744	—	2,257,744	145	2,257,599
MFS VIT III Global Real Estate Portfolio Service Class Sub-Account (MF7)	4,403,625	59,123,253	69,973,605	—	69,973,605	823	69,972,782
MFS VIT III Growth Allocation Portfolio Service Class Sub-Account (MF9)	35,563,390	402,864,086	390,486,019	—	390,486,019	—	390,486,019
MFS VIT III Inflation Adjusted Bond Portfolio Service Class Sub-Account (MG1)	15,889,457	169,153,261	157,146,725	—	157,146,725	1,140	157,145,585
MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2)	27,125,878	278,892,806	275,870,179	2,729	275,872,908	—	275,872,908
MFS VIT III Limited Maturity Portfolio Service Class Sub-Account (MG2)	13,981,496	143,541,136	142,052,003	—	142,052,003	837	142,051,166
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3)	3,852,117	33,437,763	31,934,053	—	31,934,053	1,181	31,932,872
MFS VIT III Mid Cap Value Portfolio Service Class Sub-Account (MG4)	3,578,884	31,291,130	29,418,427	—	29,418,427	—	29,418,427
MFS VIT III Moderate Allocation Portfolio Service Class Sub-Account (MG6)	129,910,222	1,576,859,721	1,590,101,119	—	1,590,101,119	5,282	1,590,095,837
MFS VIT III New Discovery Value Portfolio Service Class Sub-Account (MG7)	703,034	6,999,471	7,536,524	—	7,536,524	—	7,536,524
Morgan Stanley UIF Growth Portfolio Class II Sub-Account (V44)	236,933	6,315,242	5,605,835	—	5,605,835	—	5,605,835
Morgan Stanley UIF Mid Cap Growth Portfolio Class II Sub-Account (V43)	756,704	8,612,823	6,469,819	—	6,469,819	—	6,469,819
Oppenheimer Capital Appreciation Fund/VA (Service Shares) Sub-Account (O19)	351,274	18,560,767	16,766,297	—	16,766,297	346	16,765,951
Oppenheimer Conservative Balanced Fund/VA (Service Shares) Sub-Account (O23)	751,075	9,688,573	11,018,271	—	11,018,271	—	11,018,271
Oppenheimer Global Fund/VA (Service Shares) Sub-Account (O20)	538,127	19,469,275	18,640,711	—	18,640,711	—	18,640,711
Oppenheimer Main Street Fund/VA (Service Shares) Sub-Account (O21)	7,293,136	155,494,299	205,082,996	9,337	205,092,333	—	205,092,333
Oppenheimer Main Street Small Cap Fund/VA (Service Shares) Sub-Account (O04)	298,631	6,532,188	7,092,483	—	7,092,483	—	7,092,483
PIMCO StocksPLUS Global Portfolio Advisor Class Sub-Account (PH2)	39,170	385,883	313,754	—	313,754	—	313,754
PIMCO VIT All Asset Portfolio Admin Class Sub-Account (P08)	1,926,666	20,635,986	19,285,931	—	19,285,931	—	19,285,931
PIMCO VIT All Asset Portfolio Advisor Class Sub-Account (PC0)	1,697,143	18,399,430	17,175,088	—	17,175,088	—	17,175,088
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class Sub-Account (P70)	47,032	480,375	373,905	—	373,905	—	373,905
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (P10)	4,196,691	41,002,328	33,027,959	—	33,027,959	180	33,027,779
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8)	923,700	12,716,240	11,620,146	—	11,620,146	1,702	11,618,444
PIMCO VIT Emerging Markets Bond Portfolio Advisor Clas Sub-Account (P20)	29,416	400,879	370,047	—	370,047	—	370,047
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio Advisor Class Sub-Account (PD6)	43,139,729	527,683,521	498,263,873	32,607	498,296,480	—	498,296,480
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06)	3,772,019	51,180,025	46,282,674	—	46,282,674	398	46,282,276
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07)	17,789,015	198,876,584	189,275,114	—	189,275,114	14,308	189,260,806
Putnam VT Absolute Return 500 Fund Class IB Sub-Account (PI3)	2,089,842	21,634,889	20,961,119	—	20,961,119	—	20,961,119
Putnam VT Equity Income Fund Class IB Sub-Account (P72)	602,468	13,191,096	14,212,210	—	14,212,210	—	14,212,210
Wanger Select Fund Sub-Account (W41)	16,269	375,859	310,731	—	310,731	—	310,731
Wanger USA Sub-Account (W42)	1,741	54,286	46,189	—	46,189	—	46,189

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

	Total Units	Applicable to Owners of Deferred Variable Annuity Contracts Value	Reserve for Variable Annuities	Net Assets
AL1	3,865,256	$51,387,951	$—	$51,387,951
AO5	8,585,060	95,788,842	—	95,788,842
AM2	713,443	5,466,235	—	5,466,235
A98	5,133,617	36,247,936	—	36,247,936
A74	523,358	10,526,197	36,432	10,562,629
B18	35,145,601	523,383,009	97,818	523,480,827
C71	2,366	49,461	—	49,461
C59	47,225	493,355	—	493,355
C60	6,524,247	68,049,744	912	68,050,656
C89	7,157	74,841	—	74,841
C90	2,020,327	20,992,223	62,825	21,055,048
C58	615,937	5,971,463	—	5,971,463
FD7	6,637,474	102,788,152	—	102,788,152
F24	11,005,874	181,656,352	125,905	181,782,257
F88	207,643	3,001,549	—	3,001,549
FB9	1,020,459	15,173,885	—	15,173,885
F15	1,691,367	25,385,912	—	25,385,912
F41	6,007,337	106,112,679	13,395	106,126,074
FE3	22,736,161	313,255,192	35,182	313,290,374
T21	2,224,462	26,649,940	4,883	26,654,823
T20	5,668,828	105,650,940	62,564	105,713,504
FE6	2,475,754	33,663,567	—	33,663,567
T59	531,876	5,559,572	—	5,559,572
F56	1,040,279	21,301,076	15,938	21,317,014
F59	6,181,841	84,931,368	24,221	84,955,589
FF0	174,678	2,367,221	—	2,367,221
F54	7,296,500	168,343,937	28,895	168,372,832
FG8	17,750	298,131	—	298,131
F53	975,482	33,974,255	—	33,974,255
FJ9	44,227	877,516	—	877,516
T28	1,385,829	19,230,035	—	19,230,035
FJ0	28,744	329,206	—	329,206
H24	103,249	1,527,346	—	1,527,346

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

	Total Units	Applicable to Owners of Deferred Variable Annuity Contracts Value	Reserve for Variable Annuities	Net Assets
H32	122,712	$1,796,035	$—	$1,796,035
V35	523,944	9,219,910	—	9,219,910
V13	2,109,158	32,417,640	—	32,417,640
V11	6,225,472	105,689,244	—	105,689,244
AC1	210,017	2,613,067	—	2,613,067
J88	4,467,729	45,830,587	—	45,830,587
J94	610,046	11,727,631	—	11,727,631
L11	4,251,904	38,855,319	2,388	38,857,707
L18	1,243,093	26,458,180	12,688	26,470,868
L17	1,720,494	39,776,524	6,500	39,783,024
M07	29,910,041	359,467,412	2,876,132	362,343,544
M35	32,522,599	387,290,033	453,016	387,743,049
M31	5,426,005	123,036,590	592,580	123,629,170
M80	863,914	21,236,776	3,620	21,240,396
MF1	2,360,839	20,695,855	50,961	20,746,816
M41	1,460,801	29,161,166	11,502	29,172,668
M05	4,550,411	47,642,327	93,482	47,735,809
M42	3,472,298	45,153,462	30,304	45,183,766
M89	54,097,481	579,250,104	87,676	579,337,780
M82	9,907,870	151,163,630	4,179	151,167,809
M44	11,888,231	110,850,533	668,491	111,519,024
M40	7,287,818	67,546,731	—	67,546,731
M83	19,203,768	271,458,109	1,020,477	272,478,586
M08	9,064,489	137,529,504	95,306	137,624,810
MB6	9,827,330	272,809,967	1,604,226	274,414,193
MB7	3,165,481	76,022,520	149,402	76,171,922
MC0	2,639,684	58,420,446	387,143	58,807,589
MA0	8,446,444	149,391,862	13,819	149,405,681
MC2	4,258,493	97,120,200	497,789	97,617,989
MC1	2,161,230	37,480,720	101,968	37,582,688
MC3	699,804	16,683,484	183,115	16,866,599

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

	Total Units	Applicable to Owners of Deferred Variable Annuity Contracts Value	Reserve for Variable Annuities	Net Assets
MA1	1,403,830	$18,711,500	$93	$18,711,593
MC4	640,441	11,212,073	36,982	11,249,055
MC5	111,398	1,568,250	89	1,568,339
MC6	1,566,590	43,275,315	230,987	43,506,302
MC7	104,234	2,325,270	—	2,325,270
MC8	3,836,452	85,998,047	913,794	86,911,841
MC9	369,037	6,490,047	—	6,490,047
MD0	1,899,277	51,027,094	382,163	51,409,257
M92	56,171,972	686,172,244	41,222	686,213,466
M96	4,799,909	92,277,752	407,585	92,685,337
MD2	16,682,003	214,241,971	360,871	214,602,842
MA6	2,350,891	59,181,887	359,932	59,541,819
MA3	2,592,985	52,689,091	66,742	52,755,833
M97	1,863,912	36,213,351	151,807	36,365,158
MD5	1,260,948	16,974,378	187	16,974,565
M98	1,344,992	42,979,458	345,383	43,324,841
M93	7,480,028	107,586,698	22,543	107,609,241
MD6	16,970,462	285,323,319	2,105,473	287,428,792
MB3	1,833,885	34,926,605	72,357	34,998,962
MD8	4,698,353	53,100,139	1,005,889	54,106,028
MD9	18,785,298	170,902,125	80,263	170,982,388
ME2	1,315,665	21,260,683	40,759	21,301,442
ME3	2,632,854	50,400,908	18,038	50,418,946
MA5	1,449,592	28,196,318	164,226	28,360,544
MA7	369,423	6,459,143	4,060	6,463,203
ME4	1,549,172	15,086,292	108,901	15,195,193
MA2	69,292	1,456,202	—	1,456,202
MF3	4,055,584	69,673,416	19,257	69,692,673
MF5	38,928,761	575,971,287	18,779	575,990,066

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

	Total Units	Applicable to Owners of Deferred Variable Annuity Contracts Value	Reserve for Variable Annuities	Net Assets
MF6	90,462	$2,252,543	$5,056	$2,257,599
MF7	4,098,331	69,953,347	19,435	69,972,782
MF9	20,358,832	390,486,019	—	390,486,019
MG1	13,465,623	157,083,449	62,136	157,145,585
MF2	27,490,632	275,767,574	105,334	275,872,908
MG2	14,365,301	142,035,159	16,007	142,051,166
MG3	1,665,751	31,920,122	12,750	31,932,872
MG4	1,552,431	29,418,427	—	29,418,427
MG6	92,397,930	1,589,536,977	558,860	1,590,095,837
MG7	320,776	7,536,524	—	7,536,524
V44	337,618	5,605,835	—	5,605,835
V43	468,136	6,469,819	—	6,469,819
O19	778,076	16,760,702	5,249	16,765,951
O23	1,113,958	11,018,271	—	11,018,271
O20	917,004	18,640,711	—	18,640,711
O21	8,523,438	204,961,583	130,750	205,092,333
O04	204,714	7,092,483	—	7,092,483
PH2	25,868	313,754	—	313,754
P08	1,425,955	19,285,931	—	19,285,931
PC0	1,573,134	17,175,088	—	17,175,088
P70	71,096	373,905	—	373,905
P10	5,613,985	33,025,021	2,758	33,027,779
PK8	419,882	11,591,357	27,087	11,618,444
P20	32,472	370,047	—	370,047
PD6	43,988,744	498,249,602	46,878	498,296,480
P06	2,992,479	46,234,194	48,082	46,282,276
P07	11,732,629	189,107,097	153,709	189,260,806
PI3	2,003,188	20,961,119	—	20,961,119
P72	734,547	14,212,210	—	14,212,210
W41	15,020	310,731	—	310,731
W42	2,292	46,189	—	46,189

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

	AL1	AO5	AM2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,004,185	$574,140	$—
Expenses:
Mortality and expense risk charges	(708,329)	(1,201,397)	(75,305)
Distribution and administration charges	(203,784)	(385,006)	(22,561)

Net investment income (loss)	92,072	(1,012,263)	(97,866)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(334,379)	1,519,270	122,251
Realized gain distributions	3,717,335	22,280	—

Net realized gains (losses)	3,382,956	1,541,550	122,251

Net change in unrealized appreciation (depreciation)	(1,857,572)	1,126,567	(521,205)

Net realized and change in unrealized gains (losses)	1,525,384	2,668,117	(398,954)

Increase (decrease) in net assets from operations	$1,617,456	$1,655,854	$(496,820)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	A98	A74	B18
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$397,059	$31,323	$6,436,263
Expenses:
Mortality and expense risk charges	(514,425)	(95,432)	(7,046,295)
Distribution and administration charges	(121,234)	(30,182)	(2,023,469)

Net investment income (loss)	(238,600)	(94,291)	(2,633,501)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	68,410	(714,149)	(3,610,770)
Realized gain distributions	—	515,007	—

Net realized gains (losses)	68,410	(199,142)	(3,610,770)

Net change in unrealized appreciation (depreciation)	(958,522)	1,701,594	17,488,056

Net realized and change in unrealized gains (losses)	(890,112)	1,502,452	13,877,286

Increase (decrease) in net assets from operations	$(1,128,712)	$1,408,161	$11,243,785

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	C65	C61	C62
	Sub-Account[1]	Sub-Account[2]	Sub-Account[3]
Income:
Dividend income	$49,627	$—	$—
Expenses:
Mortality and expense risk charges	(26,828)	(827)	(314,081)
Distribution and administration charges	(8,027)	(235)	(73,186)

Net investment income (loss)	14,772	(1,062)	(387,267)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	419,173	(65,181)	(11,194,604)
Realized gain distributions	—	83,563	16,560,010

Net realized gains (losses)	419,173	18,382	5,365,406

Net change in unrealized appreciation (depreciation)	(789,644)	(5,992)	(10,365,643)

Net realized and change in unrealized gains (losses)	(370,471)	12,390	(5,000,237)

Increase (decrease) in net assets from operations	$(355,699)	$11,328	$(5,387,504)

[1]	Columbia Variable Portfolio—International Opportunities Fund Class 2 Sub-Account (C65) was liquidated and merged into a new Sub-Account during 2016 and therefore do not appear on the Statement of Assets and Liabilities as of December 31, 2016. See Note 1 for additional information around merged Sub-Accounts.
[2]	Columbia Variable Portfolio—Large Cap Growth Fund II Class 1 Sub-Account (C61) was liquidated and merged into a new Sub-Account during 2016 and therefore do not appear on the Statement of Assets and Liabilities as of December 31, 2016. See Note 1 for additional information around merged Sub-Accounts.
[3]	Columbia Variable Portfolio—Large Cap Growth Fund II Class 2 Sub-Account (C62) was liquidated and merged into a new Sub-Account during 2016 and therefore do not appear on the Statement of Assets and Liabilities as of December 31, 2016. See Note 1 for additional information around merged Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	C64	C71	C59
	Sub-Account[4]	Sub-Account	Sub-Account
Income:
Dividend income	$42,544	$161	$—
Expenses:
Mortality and expense risk charges	(98,946)	(543)	(3,785)
Distribution and administration charges	(27,626)	(145)	(1,169)

Net investment income (loss)	(84,028)	(527)	(4,954)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(10,207,054)	514	8,708
Realized gain distributions	9,323,221	4,084	—

Net realized gains (losses)	(883,833)	4,598	8,708

Net change in unrealized appreciation (depreciation)	805,825	8,282	10,886

Net realized and change in unrealized gains (losses)	(78,008)	12,880	19,594

Increase (decrease) in net assets from operations	$(162,036)	$12,353	$14,640

[4]	Columbia Variable Portfolio - Loomis Sayles Growth Fund II Class 2 Sub-Account (C64) was liquidated and merged into a new Sub-Account during 2016 and therefore do not appear on the Statement of Assets and Liabilities as of December 31, 2016. See Note 1 for additional information around merged Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	C60	C89	C90
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$—	$—
Expenses:
Mortality and expense risk charges	(657,394)	(446)	(198,364)
Distribution and administration charges	(152,356)	(127)	(55,735)

Net investment income (loss)	(809,750)	(573)	(254,099)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	404,036	1,848	242,448
Realized gain distributions	—	—	—

Net realized gains (losses)	404,036	1,848	242,448

Net change in unrealized appreciation (depreciation)	3,488,557	477	1,007,156

Net realized and change in unrealized gains (losses)	3,892,593	2,325	1,249,604

Increase (decrease) in net assets from operations	$3,082,843	$1,752	$995,505

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	C58	FD7	F24
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$68,078	$1,203,771	$1,098,351
Expenses:
Mortality and expense risk charges	(54,201)	(1,324,945)	(2,475,674)
Distribution and administration charges	(16,159)	(389,220)	(644,122)

Net investment income (loss)	(2,282)	(510,394)	(2,021,445)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(23,703)	972,462	14,208,592
Realized gain distributions	—	2,743,883	15,640,555

Net realized gains (losses)	(23,703)	3,716,345	29,849,147

Net change in unrealized appreciation (depreciation)	(170,414)	2,191,658	(16,883,252)

Net realized and change in unrealized gains (losses)	(194,117)	5,908,003	12,965,895

Increase (decrease) in net assets from operations	$(196,399)	$5,397,609	$10,944,450

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	F88	FB9	F15
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$37,984	$191,760	$322,754
Expenses:
Mortality and expense risk charges	(46,188)	(220,990)	(356,547)
Distribution and administration charges	(6,832)	(59,105)	(86,545)

Net investment income (loss)	(15,036)	(88,335)	(120,338)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	77,271	599,902	1,491,964
Realized gain distributions	70,035	488,575	890,478

Net realized gains (losses)	147,306	1,088,477	2,382,442

Net change in unrealized appreciation (depreciation)	(26,722)	(407,679)	(1,247,476)

Net realized and change in unrealized gains (losses)	120,584	680,798	1,134,966

Increase (decrease) in net assets from operations	$105,548	$592,463	$1,014,628

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	F41	FE3	T21
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$318,674	$1,766,015	$230,470
Expenses:
Mortality and expense risk charges	(1,477,908)	(4,221,311)	(391,533)
Distribution and administration charges	(370,207)	(1,130,183)	(83,510)

Net investment income (loss)	(1,529,441)	(3,585,479)	(244,573)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,167,559	451,065	(3,194,842)
Realized gain distributions	7,184,016	6,109,456	—

Net realized gains (losses)	8,351,575	6,560,521	(3,194,842)

Net change in unrealized appreciation (depreciation)	3,762,368	8,789,342	7,571,150

Net realized and change in unrealized gains (losses)	12,113,943	15,349,863	4,376,308

Increase (decrease) in net assets from operations	$10,584,502	$11,764,384	$4,131,735

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	T20	FE6	T59
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,229,189	$1,380,470	$—
Expenses:
Mortality and expense risk charges	(1,554,115)	(467,168)	(76,063)
Distribution and administration charges	(387,097)	(106,067)	(26,139)

Net investment income (loss)	287,977	807,235	(102,202)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,675,798	284,228	(379,138)
Realized gain distributions	1,996,639	1,168,562	4,862

Net realized gains (losses)	3,672,437	1,452,790	(374,276)

Net change in unrealized appreciation (depreciation)	1,420,627	1,437,883	513,513

Net realized and change in unrealized gains (losses)	5,093,064	2,890,673	139,237

Increase (decrease) in net assets from operations	$5,381,041	$3,697,908	$37,035

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	F56	F59	FF0
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$447,871	$4,293,725	$112,504
Expenses:
Mortality and expense risk charges	(288,988)	(1,115,275)	(29,070)
Distribution and administration charges	(76,679)	(308,551)	(9,177)

Net investment income (loss)	82,204	2,869,899	74,257

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	984,144	(58,600)	(11,606)
Realized gain distributions	861,391	—	—

Net realized gains (losses)	1,845,535	(58,600)	(11,606)

Net change in unrealized appreciation (depreciation)	(315,112)	7,041,316	208,664

Net realized and change in unrealized gains (losses)	1,530,423	6,982,716	197,058

Increase (decrease) in net assets from operations	$1,612,627	$9,852,615	$271,315

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	F54	FG8	F53
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3,483,580	$5,977	$278,082
Expenses:
Mortality and expense risk charges	(2,343,328)	(3,782)	(430,562)
Distribution and administration charges	(567,685)	(1,175)	(124,867)

Net investment income (loss)	572,567	1,020	(277,347)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	13,659,094	4,703	624,375
Realized gain distributions	14,350,744	26,622	5,110,370

Net realized gains (losses)	28,009,838	31,325	5,734,745

Net change in unrealized appreciation (depreciation)	(5,435,431)	12,209	2,859,711

Net realized and change in unrealized gains (losses)	22,574,407	43,534	8,594,456

Increase (decrease) in net assets from operations	$23,146,974	$44,554	$8,317,109

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	FJ9	T28	FJ0
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$4,991	$698,282	$9,935
Expenses:
Mortality and expense risk charges	(8,761)	(255,485)	(3,643)
Distribution and administration charges	(3,186)	(77,245)	(1,099)

Net investment income (loss)	(6,956)	365,552	5,193

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(14,739)	(900,842)	(17,573)
Realized gain distributions	105,858	—	—

Net realized gains (losses)	91,119	(900,842)	(17,573)

Net change in unrealized appreciation (depreciation)	104,434	1,731,018	31,075

Net realized and change in unrealized gains (losses)	195,553	830,176	13,502

Increase (decrease) in net assets from operations	$188,597	$1,195,728	$18,695

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	H24	H32	V35
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$80,229	$12,060	$11,097
Expenses:
Mortality and expense risk charges	(20,370)	(22,332)	(121,923)
Distribution and administration charges	(6,670)	(7,177)	(35,364)

Net investment income (loss)	53,189	(17,449)	(146,190)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	75,287	(101,755)	(437,104)
Realized gain distributions	—	558,912	538,596

Net realized gains (losses)	75,287	457,157	101,492

Net change in unrealized appreciation (depreciation)	(29,483)	(273,095)	1,234,575

Net realized and change in unrealized gains (losses)	45,804	184,062	1,336,067

Increase (decrease) in net assets from operations	$98,993	$166,613	$1,189,877

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	V13	V11	AC1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$410,111	$1,697,677	$31,650
Expenses:
Mortality and expense risk charges	(412,457)	(1,302,359)	(36,795)
Distribution and administration charges	(113,789)	(379,540)	(9,641)

Net investment income (loss)	(116,135)	15,778	(14,786)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,824,524	1,886,664	(65,048)
Realized gain distributions	2,465,449	3,281,246	—

Net realized gains (losses)	4,289,973	5,167,910	(65,048)

Net change in unrealized appreciation (depreciation)	159,653	7,625,769	4,148

Net realized and change in unrealized gains (losses)	4,449,626	12,793,679	(60,900)

Increase (decrease) in net assets from operations	$4,333,491	$12,809,457	$(75,686)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	J88	J94	L11
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,092,825	$83,736	$401,851
Expenses:
Mortality and expense risk charges	(546,848)	(140,493)	(508,607)
Distribution and administration charges	(165,372)	(35,829)	(147,072)

Net investment income (loss)	380,605	(92,586)	(253,828)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(102,727)	(173,167)	(2,096,961)
Realized gain distributions	—	415,180	—

Net realized gains (losses)	(102,727)	242,013	(2,096,961)

Net change in unrealized appreciation (depreciation)	(436,319)	748,115	9,394,975

Net realized and change in unrealized gains (losses)	(539,046)	990,128	7,298,014

Increase (decrease) in net assets from operations	$(158,441)	$897,542	$7,044,186

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	L18	L17	M07
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$442,818	$10,639,896
Expenses:
Mortality and expense risk charges	(390,633)	(530,645)	(4,579,219)
Distribution and administration charges	(106,042)	(153,265)	(600,526)

Net investment income (loss)	(496,675)	(241,092)	5,460,151

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(692,997)	(382,217)	2,164,056
Realized gain distributions	164,959	731,432	11,961,939

Net realized gains (losses)	(528,038)	349,215	14,125,995

Net change in unrealized appreciation (depreciation)	850,645	5,101,914	7,308,505

Net realized and change in unrealized gains (losses)	322,607	5,451,129	21,434,500

Increase (decrease) in net assets from operations	$(174,068)	$5,210,037	$26,894,651

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	M35	M31	M80
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$10,795,418	$56,254	$—
Expenses:
Mortality and expense risk charges	(5,321,974)	(1,601,017)	(268,625)
Distribution and administration charges	(1,407,713)	(235,469)	(65,401)

Net investment income (loss)	4,065,731	(1,780,232)	(334,026)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,370,769	5,314,702	651,543
Realized gain distributions	13,327,045	7,673,806	1,257,067

Net realized gains (losses)	16,697,814	12,988,508	1,908,610

Net change in unrealized appreciation (depreciation)	7,066,409	(10,067,507)	(1,478,730)

Net realized and change in unrealized gains (losses)	23,764,223	2,921,001	429,880

Increase (decrease) in net assets from operations	$27,829,954	$1,140,769	$95,854

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MF1	M41	M05
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$—	$—
Expenses:
Mortality and expense risk charges	(264,989)	(417,584)	(598,903)
Distribution and administration charges	(44,841)	(100,521)	(97,854)

Net investment income (loss)	(309,830)	(518,105)	(696,757)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	828,949	1,373,059	(3,008,573)
Realized gain distributions	1,661,175	2,573,448	2,126,719

Net realized gains (losses)	2,490,124	3,946,507	(881,854)

Net change in unrealized appreciation (depreciation)	(1,522,725)	(2,573,970)	4,864,638

Net realized and change in unrealized gains (losses)	967,399	1,372,537	3,982,784

Increase (decrease) in net assets from operations	$657,569	$854,432	$3,286,027

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	M42	M89	M82
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$19,297,718	$804,773
Expenses:
Mortality and expense risk charges	(642,360)	(7,398,486)	(2,120,243)
Distribution and administration charges	(161,555)	(2,226,652)	(509,862)

Net investment income (loss)	(803,915)	9,672,580	(1,825,332)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(4,313,519)	(1,031,005)	5,634,322
Realized gain distributions	2,151,256	—	15,823,336

Net realized gains (losses)	(2,162,263)	(1,031,005)	21,457,658

Net change in unrealized appreciation (depreciation)	6,103,751	6,247,595	(9,398,261)

Net realized and change in unrealized gains (losses)	3,941,488	5,216,590	12,059,397

Increase (decrease) in net assets from operations	$3,137,573	$14,889,170	$10,234,065

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	M44	M40	M83
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$4,478,211	$2,583,585	$5,822,386
Expenses:
Mortality and expense risk charges	(1,452,736)	(934,547)	(3,748,464)
Distribution and administration charges	(220,735)	(270,773)	(779,644)

Net investment income (loss)	2,804,740	1,378,265	1,294,278

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(6,033,606)	(6,677,153)	9,715,753
Realized gain distributions	2,642,174	1,640,903	22,489,689

Net realized gains (losses)	(3,391,432)	(5,036,250)	32,205,442

Net change in unrealized appreciation (depreciation)	11,624,905	10,466,083	(1,151,397)

Net realized and change in unrealized gains (losses)	8,233,473	5,429,833	31,054,045

Increase (decrease) in net assets from operations	$11,038,213	$6,808,098	$32,348,323

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	M08	MB6	MB7
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,617,750	$3,934,701	$1,008,263
Expenses:
Mortality and expense risk charges	(1,856,595)	(3,441,620)	(1,113,515)
Distribution and administration charges	(477,404)	(492,140)	(265,933)

Net investment income (loss)	283,751	941	(371,185)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,886,596)	17,033,920	11,093,254
Realized gain distributions	11,558,567	28,569,309	8,352,831

Net realized gains (losses)	9,671,971	45,603,229	19,446,085

Net change in unrealized appreciation (depreciation)	5,888,527	(27,555,311)	(14,268,007)

Net realized and change in unrealized gains (losses)	15,560,498	18,047,918	5,178,078

Increase (decrease) in net assets from operations	$15,844,249	$18,048,859	$4,806,893

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MC0	MA0	MC2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,554,065	$5,980,171	$725,148
Expenses:
Mortality and expense risk charges	(776,989)	(1,937,780)	(1,206,766)
Distribution and administration charges	(123,685)	(554,321)	(182,435)

Net investment income (loss)	1,653,391	3,488,070	(664,053)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	372,331	(1,548,560)	3,312,825
Realized gain distributions	108,517	271,679	7,783,583

Net realized gains (losses)	480,848	(1,276,881)	11,096,408

Net change in unrealized appreciation (depreciation)	934,333	4,340,005	(1,536,661)

Net realized and change in unrealized gains (losses)	1,415,181	3,063,124	9,559,747

Increase (decrease) in net assets from operations	$3,068,572	$6,551,194	$8,895,694

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MC1	MC3	MA1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$182,608	$107,466	$72,648
Expenses:
Mortality and expense risk charges	(502,478)	(214,028)	(252,170)
Distribution and administration charges	(139,464)	(33,584)	(70,052)

Net investment income (loss)	(459,334)	(140,146)	(249,574)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,919,405	(876,812)	(939,995)
Realized gain distributions	3,114,162	—	—

Net realized gains (losses)	6,033,567	(876,812)	(939,995)

Net change in unrealized appreciation (depreciation)	(2,234,719)	2,294,519	2,603,467

Net realized and change in unrealized gains (losses)	3,798,848	1,417,707	1,663,472

Increase (decrease) in net assets from operations	$3,339,514	$1,277,561	$1,413,898

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MC4	MC5	MC6
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$—	$264,142
Expenses:
Mortality and expense risk charges	(156,017)	(22,225)	(573,190)
Distribution and administration charges	(21,917)	(4,216)	(75,967)

Net investment income (loss)	(177,934)	(26,441)	(385,015)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(39,356)	(9,928)	2,961,744
Realized gain distributions	—	—	2,227,339

Net realized gains (losses)	(39,356)	(9,928)	5,189,083

Net change in unrealized appreciation (depreciation)	122,435	17,206	(2,718,191)

Net realized and change in unrealized gains (losses)	83,079	7,278	2,470,892

Increase (decrease) in net assets from operations	$(94,855)	$(19,163)	$2,085,877

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MC7	MC8	MC9
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$8,417	$993,460	$57,311
Expenses:
Mortality and expense risk charges	(27,608)	(1,101,843)	(88,679)
Distribution and administration charges	(9,092)	(150,831)	(17,833)

Net investment income (loss)	(28,283)	(259,214)	(49,201)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	100,940	4,121,138	382,008
Realized gain distributions	117,701	—	—

Net realized gains (losses)	218,641	4,121,138	382,008

Net change in unrealized appreciation (depreciation)	(111,293)	(519,176)	(107,094)

Net realized and change in unrealized gains (losses)	107,348	3,601,962	274,914

Increase (decrease) in net assets from operations	$79,065	$3,342,748	$225,713

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MD0	M92	M96
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$—	$2,665,279
Expenses:
Mortality and expense risk charges	(677,926)	(8,631,923)	(1,243,467)
Distribution and administration charges	(93,989)	(2,720,018)	(180,519)

Net investment income (loss)	(771,915)	(11,351,941)	1,241,293

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	330,921	5,309,975	(129,437)
Realized gain distributions	2,858,821	38,463,245	—

Net realized gains (losses)	3,189,742	43,773,220	(129,437)

Net change in unrealized appreciation (depreciation)	149,062	(1,178,737)	(1,271,728)

Net realized and change in unrealized gains (losses)	3,338,804	42,594,483	(1,401,165)

Increase (decrease) in net assets from operations	$2,566,889	$31,242,542	$(159,872)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MD2	MA6	MA3
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$5,407,355	$4,040,086	$3,602,063
Expenses:
Mortality and expense risk charges	(2,965,370)	(765,259)	(757,823)
Distribution and administration charges	(778,658)	(111,308)	(199,316)

Net investment income (loss)	1,663,327	3,163,519	2,644,924

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(2,005,404)	205,543	(822,955)
Realized gain distributions	—	—	—

Net realized gains (losses)	(2,005,404)	205,543	(822,955)

Net change in unrealized appreciation (depreciation)	(1,322,009)	3,781,611	4,428,188

Net realized and change in unrealized gains (losses)	(3,327,413)	3,987,154	3,605,233

Increase (decrease) in net assets from operations	$(1,664,086)	$7,150,673	$6,250,157

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	M97	MD5	M98
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$436,484	$157,317	$607,447
Expenses:
Mortality and expense risk charges	(476,641)	(230,017)	(566,776)
Distribution and administration charges	(77,064)	(57,844)	(85,772)

Net investment income (loss)	(117,221)	(130,544)	(45,101)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	715,947	188,260	1,638,215
Realized gain distributions	1,912,593	907,110	1,025,565

Net realized gains (losses)	2,628,540	1,095,370	2,663,780

Net change in unrealized appreciation (depreciation)	(2,097,320)	(798,922)	(1,456,014)

Net realized and change in unrealized gains (losses)	531,220	296,448	1,207,766

Increase (decrease) in net assets from operations	$413,999	$165,904	$1,162,665

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	M93	MD6	MB3
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,254,006	$1,777,258	$140,291
Expenses:
Mortality and expense risk charges	(1,537,721)	(3,757,353)	(487,626)
Distribution and administration charges	(340,319)	(529,241)	(125,491)

Net investment income (loss)	(624,034)	(2,509,336)	(472,826)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	12,352,643	18,165,806	2,481,329
Realized gain distributions	2,535,449	34,296,145	4,244,257

Net realized gains (losses)	14,888,092	52,461,951	6,725,586

Net change in unrealized appreciation (depreciation)	(11,780,960)	(36,262,994)	(4,795,557)

Net realized and change in unrealized gains (losses)	3,107,132	16,198,957	1,930,029

Increase (decrease) in net assets from operations	$2,483,098	$13,689,621	$1,457,203

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MD8	MD9	ME2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$4,862	$13,991	$356,587
Expenses:
Mortality and expense risk charges	(727,556)	(2,424,717)	(277,094)
Distribution and administration charges	(97,478)	(654,528)	(49,634)

Net investment income (loss)	(820,172)	(3,065,254)	29,859

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(2)	(2)	(848,042)
Realized gain distributions	—	—	—

Net realized gains (losses)	(2)	(2)	(848,042)

Net change in unrealized appreciation (depreciation)	1	2	243,582

Net realized and change in unrealized gains (losses)	(1)	—	(604,460)

Increase (decrease) in net assets from operations	$(820,173)	$(3,065,254)	$(574,601)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	ME3	MA5	MA7
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$706,688	$902,136	$186,934
Expenses:
Mortality and expense risk charges	(720,250)	(372,946)	(92,189)
Distribution and administration charges	(176,687)	(59,563)	(16,178)

Net investment income (loss)	(190,249)	469,627	78,567

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,096,230	(115,537)	11,588
Realized gain distributions	—	—	—

Net realized gains (losses)	1,096,230	(115,537)	11,588

Net change in unrealized appreciation (depreciation)	(2,445,157)	1,598,069	313,014

Net realized and change in unrealized gains (losses)	(1,348,927)	1,482,532	324,602

Increase (decrease) in net assets from operations	$(1,539,176)	$1,952,159	$403,169

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	ME4	MA2	MF3
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$—	$669,006
Expenses:
Mortality and expense risk charges	(188,753)	(17,888)	(993,937)
Distribution and administration charges	(31,491)	(4,423)	(227,949)

Net investment income (loss)	(220,244)	(22,311)	(552,880)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,226,351	50,848	(122,590)
Realized gain distributions	398,532	36,801	7,530,944

Net realized gains (losses)	1,624,883	87,649	7,408,354

Net change in unrealized appreciation (depreciation)	(372,620)	8,684	5,471,530

Net realized and change in unrealized gains (losses)	1,252,263	96,333	12,879,884

Increase (decrease) in net assets from operations	$1,032,019	$74,022	$12,327,004

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MF5	MF6	MF7
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$15,089,343	$61,008	$1,429,030
Expenses:
Mortality and expense risk charges	(7,832,763)	(30,811)	(993,847)
Distribution and administration charges	(2,301,211)	(10,973)	(241,471)

Net investment income (loss)	4,955,369	19,224	193,712

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,685,991)	206,910	4,754,770
Realized gain distributions	21,006,264	41,761	1,127,428

Net realized gains (losses)	19,320,273	248,671	5,882,198

Net change in unrealized appreciation (depreciation)	(4,992,585)	(144,290)	(1,627,156)

Net realized and change in unrealized gains (losses)	14,327,688	104,381	4,255,042

Increase (decrease) in net assets from operations	$19,283,057	$123,605	$4,448,754

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MF9	MG1	MF2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$10,093,141	$—	$3,899,469
Expenses:
Mortality and expense risk charges	(5,363,616)	(1,991,996)	(4,053,624)
Distribution and administration charges	(1,391,307)	(606,421)	(933,461)

Net investment income (loss)	3,338,218	(2,598,417)	(1,087,616)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(747,018)	(3,487,214)	(466,077)
Realized gain distributions	27,826,329	—	—

Net realized gains (losses)	27,079,311	(3,487,214)	(466,077)

Net change in unrealized appreciation (depreciation)	(9,729,943)	7,973,884	1,537,382

Net realized and change in unrealized gains (losses)	17,349,368	4,486,670	1,071,305

Increase (decrease) in net assets from operations	$20,687,586	$1,888,253	$(16,311)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MG2	MG3	MG4
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,581,686	$284,911	$208,198
Expenses:
Mortality and expense risk charges	(1,908,891)	(465,650)	(384,856)
Distribution and administration charges	(556,817)	(115,652)	(110,237)

Net investment income (loss)	(884,022)	(296,391)	(286,895)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(182,903)	(871,347)	(1,874,327)
Realized gain distributions	—	2,713,225	2,491,997

Net realized gains (losses)	(182,903)	1,841,878	617,670

Net change in unrealized appreciation (depreciation)	890,695	2,787,297	3,530,248

Net realized and change in unrealized gains (losses)	707,792	4,629,175	4,147,918

Increase (decrease) in net assets from operations	$(176,230)	$4,332,784	$3,861,023

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	MG6	MG7	V44
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$41,638,003	$47,216	$—
Expenses:
Mortality and expense risk charges	(20,587,899)	(93,020)	(63,961)
Distribution and administration charges	(6,164,725)	(27,553)	(19,364)

Net investment income (loss)	14,885,379	(73,357)	(83,325)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	15,600,614	246,469	(244,463)
Realized gain distributions	80,950,546	702,722	920,174

Net realized gains (losses)	96,551,160	949,191	675,711

Net change in unrealized appreciation (depreciation)	(44,111,748)	746,622	(632,201)

Net realized and change in unrealized gains (losses)	52,439,412	1,695,813	43,510

Increase (decrease) in net assets from operations	$67,324,791	$1,622,456	$(39,815)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	V43	O19	O23
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$21,483	$255,926
Expenses:
Mortality and expense risk charges	(85,353)	(239,256)	(159,946)
Distribution and administration charges	(27,327)	(76,265)	(41,274)

Net investment income (loss)	(112,680)	(294,038)	54,706

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(465,657)	423,780	1,155,820
Realized gain distributions	326,677	1,963,474	—

Net realized gains (losses)	(138,980)	2,387,254	1,155,820

Net change in unrealized appreciation (depreciation)	(496,226)	(2,968,176)	(745,490)

Net realized and change in unrealized gains (losses)	(635,206)	(580,922)	410,330

Increase (decrease) in net assets from operations	$(747,886)	$(874,960)	$465,036

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	O20	O21	O04
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$163,820	$1,849,546	$15,415
Expenses:
Mortality and expense risk charges	(270,117)	(3,007,717)	(83,562)
Distribution and administration charges	(76,959)	(710,869)	(25,585)

Net investment income (loss)	(183,256)	(1,869,040)	(93,732)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	951,662	29,466,159	302,529
Realized gain distributions	1,452,486	25,797,921	237,307

Net realized gains (losses)	2,404,148	55,264,080	539,836

Net change in unrealized appreciation (depreciation)	(2,803,730)	(34,459,571)	469,598

Net realized and change in unrealized gains (losses)	(399,582)	20,804,509	1,009,434

Increase (decrease) in net assets from operations	$(582,838)	$18,935,469	$915,702

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	PH2	P08	PC0
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$13,297	$507,645	$436,028
Expenses:
Mortality and expense risk charges	(3,187)	(251,290)	(218,378)
Distribution and administration charges	(984)	(76,905)	(69,211)

Net investment income (loss)	9,126	179,450	148,439

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(31,199)	(699,397)	(881,250)
Realized gain distributions	59,090	—	—

Net realized gains (losses)	27,891	(699,397)	(881,250)

Net change in unrealized appreciation (depreciation)	(18,269)	2,569,352	2,633,608

Net realized and change in unrealized gains (losses)	9,622	1,869,955	1,752,358

Increase (decrease) in net assets from operations	$18,748	$2,049,405	$1,900,797

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	P70	P10	PK8
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3,964	$378,030	$644,629
Expenses:
Mortality and expense risk charges	(4,561)	(455,166)	(158,909)
Distribution and administration charges	(1,615)	(121,818)	(45,591)

Net investment income (loss)	(2,212)	(198,954)	440,129

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(132,425)	(10,524,053)	(479,555)
Realized gain distributions	—	—	—

Net realized gains (losses)	(132,425)	(10,524,053)	(479,555)

Net change in unrealized appreciation (depreciation)	189,186	15,291,497	1,383,667

Net realized and change in unrealized gains (losses)	56,761	4,767,444	904,112

Increase (decrease) in net assets from operations	$54,549	$4,568,490	$1,344,241

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	P20	PD6	P06
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$18,721	$11,971,573	$1,099,445
Expenses:
Mortality and expense risk charges	(4,083)	(6,313,074)	(662,453)
Distribution and administration charges	(1,816)	(1,994,621)	(169,016)

Net investment income (loss)	12,822	3,663,878	267,976

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(11,914)	(9,589,055)	(1,236,943)
Realized gain distributions	—	—	—

Net realized gains (losses)	(11,914)	(9,589,055)	(1,236,943)

Net change in unrealized appreciation (depreciation)	37,107	16,704,153	2,769,743

Net realized and change in unrealized gains (losses)	25,193	7,115,098	1,532,800

Increase (decrease) in net assets from operations	$38,015	$10,778,976	$1,800,776

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	P07	PI3	P72
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$4,107,052	$838,255	$270,151
Expenses:
Mortality and expense risk charges	(2,717,566)	(268,955)	(188,195)
Distribution and administration charges	(646,226)	(85,799)	(51,607)

Net investment income (loss)	743,260	483,501	30,349

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,131,401)	(154,428)	400,324
Realized gain distributions	—	—	254,337

Net realized gains (losses)	(1,131,401)	(154,428)	654,661

Net change in unrealized appreciation (depreciation)	2,624,895	(535,696)	849,232

Net realized and change in unrealized gains (losses)	1,493,494	(690,124)	1,503,893

Increase (decrease) in net assets from operations	$2,236,754	$(206,623)	$1,534,242

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

	W41	W42	W46
	Sub-Account	Sub-Account	Sub-Account[5]
Income:
Dividend income	$578	$—	$189,833
Expenses:
Mortality and expense risk charges	(4,656)	(652)	(160,720)
Distribution and administration charges	(943)	(197)	(49,141)

Net investment income (loss)	(5,021)	(849)	(20,028)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(22,315)	(2,249)	812,543
Realized gain distributions	106,801	11,796	—

Net realized gains (losses)	84,486	9,547	812,543

Net change in unrealized appreciation (depreciation)	(38,862)	(6,696)	155,804

Net realized and change in unrealized gains (losses)	45,624	2,851	968,347

Increase (decrease) in net assets from operations	$40,603	$2,002	$948,319

[5]	Wells Fargo VT Total Return Bond Fund Class 2 Sub-Account (W46) was liquidated and merged into a new Sub-Account during 2016 and therefore do not appear on the Statement of Assets and Liabilities as of December 31, 2016. See Note 1 for additional information around merged Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	AL1 Sub-Account		AO5 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$92,072	$203,529	$(1,012,263)	$(1,105,827)
Net realized gains (losses)	3,382,956	6,712,086	1,541,550	4,336,516
Net change in unrealized appreciation/(depreciation)	(1,857,572)	(7,066,854)	1,126,567	(6,316,672)

Increase (decrease) in net assets from operations	1,617,456	(151,239)	1,655,854	(3,085,983)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	127,395	451,589	34,839	150,475
Transfers between Sub-Accounts (including the Fixed Account), net	811,505	2,010,545	(433,330)	4,548,464
Withdrawals, surrenders, annuitizations and contract charges	(9,600,495)	(8,382,364)	(10,642,824)	(13,258,709)

Net accumulation activity	(8,661,595)	(5,920,230)	(11,041,315)	(8,559,770)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(8,661,595)	(5,920,230)	(11,041,315)	(8,559,770)

Total increase (decrease) in net assets	(7,044,139)	(6,071,469)	(9,385,461)	(11,645,753)
Net assets at beginning of year	58,432,090	64,503,559	105,174,303	116,820,056

Net assets at end of year	$51,387,951	$58,432,090	$95,788,842	$105,174,303

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	AM2 Sub-Account		A98 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(97,866)	$(119,115)	$(238,600)	$170,281
Net realized gains (losses)	122,251	215,887	68,410	1,755,265
Net change in unrealized appreciation/(depreciation)	(521,205)	(343,090)	(958,522)	(877,571)

Increase (decrease) in net assets from operations	(496,820)	(246,318)	(1,128,712)	1,047,975

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	28,819	4,424	154,998	152,686
Transfers between Sub-Accounts (including the Fixed Account), net	525,809	3,254	1,569,332	(2,492,466)
Withdrawals, surrenders, annuitizations and contract charges	(1,085,771)	(1,137,708)	(6,179,646)	(10,198,444)

Net accumulation activity	(531,143)	(1,130,030)	(4,455,316)	(12,538,224)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(531,143)	(1,130,030)	(4,455,316)	(12,538,224)

Total increase (decrease) in net assets	(1,027,963)	(1,376,348)	(5,584,028)	(11,490,249)
Net assets at beginning of year	6,494,198	7,870,546	41,831,964	53,322,213

Net assets at end of year	$5,466,235	$6,494,198	$36,247,936	$41,831,964

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	A74 Sub-Account		B18 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(94,291)	$(97,752)	$(2,633,501)	$(4,101,370)
Net realized gains (losses)	(199,142)	1,248,623	(3,610,770)	40,445,842
Net change in unrealized appreciation/(depreciation)	1,701,594	(1,707,969)	17,488,056	(50,999,222)

Increase (decrease) in net assets from operations	1,408,161	(557,098)	11,243,785	(14,654,750)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	6,142	28,779	1,232,991	3,323,489
Transfers between Sub-Accounts (including the Fixed Account), net	2,979,499	254,073	(8,642,029)	(11,824,943)
Withdrawals, surrenders, annuitizations and contract charges	(1,007,835)	(1,721,606)	(65,074,938)	(76,235,061)

Net accumulation activity	1,977,806	(1,438,754)	(72,483,976)	(84,736,515)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(1,299)	(1,638)	(10,296)	(9,693)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(416)	(2,308)	1,594	89,814

Net annuitization activity	(1,715)	(3,946)	(8,702)	80,121

Net increase (decrease) from contract owner transactions	1,976,091	(1,442,700)	(72,492,678)	(84,656,394)

Total increase (decrease) in net assets	3,384,252	(1,999,798)	(61,248,893)	(99,311,144)
Net assets at beginning of year	7,178,377	9,178,175	584,729,720	684,040,864

Net assets at end of year	$10,562,629	$7,178,377	$523,480,827	$584,729,720

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	C65 Sub-Account[6]		C61 Sub-Account[6]
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$14,772	$(108,521)	$(1,062)	$(781)
Net realized gains (losses)	419,173	534,082	18,382	9,352
Net change in unrealized appreciation/(depreciation)	(789,644)	(473,389)	(5,992)	(8,767)

Increase (decrease) in net assets from operations	(355,699)	(47,828)	11,328	(196)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,250	82,589	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(6,207,815)	28,778	(63,363)	8,900
Withdrawals, surrenders, annuitizations and contract charges	(295,710)	(1,385,650)	(1,685)	(1,627)

Net accumulation activity	(6,502,275)	(1,274,283)	(65,048)	7,273

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(6,502,275)	(1,274,283)	(65,048)	7,273

Total increase (decrease) in net assets	(6,857,974)	(1,322,111)	(53,720)	7,077
Net assets at beginning of year	6,857,974	8,180,085	53,720	46,643

Net assets at end of year	$—	$6,857,974	$—	$53,720

[6]	The activities for this Sub-Account are for the period of January 1, 2016 to April 28, 2016. Refer to Note 1 for details on merged Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	C62 Sub-Account[6]		C64 Sub-Account[6]
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(387,267)	$(1,467,878)	$(84,028)	$(480,854)
Net realized gains (losses)	5,365,406	29,563,730	(883,833)	5,856,504
Net change in unrealized appreciation/(depreciation)	(10,365,643)	(28,042,806)	805,825	(5,360,937)

Increase (decrease) in net assets from operations	(5,387,504)	53,046	(162,036)	14,713

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	49,401	397,606	2,833	94,370
Transfers between Sub-Accounts (including the Fixed Account), net	(67,788,555)	(3,445,110)	(23,251,954)	(2,729,176)
Withdrawals, surrenders, annuitizations and contract charges	(3,182,630)	(16,470,232)	(1,112,697)	(4,895,337)

Net accumulation activity	(70,921,784)	(19,517,736)	(24,361,818)	(7,530,143)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(25)	(7,961)	(1,511)	(3,121)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	4,772	(5,640)	(1,823)	1,619

Net annuitization activity	4,747	(13,601)	(3,334)	(1,502)

Net increase (decrease) from contract owner transactions	(70,917,037)	(19,531,337)	(24,365,152)	(7,531,645)

Total increase (decrease) in net assets	(76,304,541)	(19,478,291)	(24,527,188)	(7,516,932)
Net assets at beginning of year	76,304,541	95,782,832	24,527,188	32,044,120

Net assets at end of year	$—	$76,304,541	$—	$24,527,188

[6]	The activities for this Sub-Account are for the period of January 1, 2016 to April 28, 2016. Refer to Note 1 for details on merged Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	C71 Sub-Account		C59 Sub-Account[7]
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(527)	$(386)	$(4,954)	$—
Net realized gains (losses)	4,598	2,329	8,708	—
Net change in unrealized appreciation/(depreciation)	8,282	(4,731)	10,886	—

Increase (decrease) in net assets from operations	12,353	(2,788)	14,640	—

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	4,146	713	485,471	—
Withdrawals, surrenders, annuitizations and contract charges	(1,293)	(155)	(6,756)	—

Net accumulation activity	2,853	558	478,715	—

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	2,853	558	478,715	—

Total increase (decrease) in net assets	15,206	(2,230)	493,355	—
Net assets at beginning of year	34,255	36,485	—	—

Net assets at end of year	$49,461	$34,255	$493,355	$—

[7]	The activities for this Sub-Account are for the period of April 29, 2016 to December 31, 2016. Refer to Note 1 for details on merged Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	C60 Sub-Account[7]		C89 Sub-Account[7]
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(809,750)	$—	$(573)	$—
Net realized gains (losses)	404,036	—	1,848	—
Net change in unrealized appreciation/(depreciation)	3,488,557	—	477	—

Increase (decrease) in net assets from operations	3,082,843	—	1,752	—

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	120,093	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	71,621,007	—	73,182	—
Withdrawals, surrenders, annuitizations and contract charges	(6,771,406)	—	(93)	—

Net accumulation activity	64,969,694	—	73,089	—

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(750)	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(1,131)	—	—	—

Net annuitization activity	(1,881)	—	—	—

Net increase (decrease) from contract owner transactions	64,967,813	—	73,089	—

Total increase (decrease) in net assets	68,050,656	—	74,841	—
Net assets at beginning of year	—	—	—	—

Net assets at end of year	$68,050,656	$—	$74,841	$—

[7]	The activities for this Sub-Account are for the period of April 29, 2016 to December 31, 2016. Refer to Note 1 for details on merged Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	C90 Sub-Account[7]		C58 Sub-Account[7]
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(254,099)	$—	$(2,282)	$—
Net realized gains (losses)	242,448	—	(23,703)	—
Net change in unrealized appreciation/(depreciation)	1,007,156	—	(170,414)	—

Increase (decrease) in net assets from operations	995,505	—	(196,399)	—

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	91,092	—	2,839	—
Transfers between Sub-Accounts (including the Fixed Account), net	22,013,026	—	6,630,758	—
Withdrawals, surrenders, annuitizations and contract charges	(2,042,527)	—	(465,735)	—

Net accumulation activity	20,061,591	—	6,167,862	—

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(9,055)	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	7,007	—	—	—

Net annuitization activity	(2,048)	—	—	—

Net increase (decrease) from contract owner transactions	20,059,543	—	6,167,862	—

Total increase (decrease) in net assets	21,055,048	—	5,971,463	—
Net assets at beginning of year	—	—	—	—

Net assets at end of year	$21,055,048	$—	$5,971,463	$—

[7]	The activities for this Sub-Account are for the period of April 29, 2016 to December 31, 2016. Refer to Note 1 for details on merged Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	FD7 Sub-Account		F24 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(510,394)	$(368,648)	$(2,021,445)	$(1,907,307)
Net realized gains (losses)	3,716,345	5,725,674	29,849,147	38,609,629
Net change in unrealized appreciation/(depreciation)	2,191,658	(6,715,114)	(16,883,252)	(38,668,638)

Increase (decrease) in net assets from operations	5,397,609	(1,358,088)	10,944,450	(1,966,316)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	463,997	297,019	185,105	741,859
Transfers between Sub-Accounts (including the Fixed Account), net	2,743,940	9,594,674	(3,633,844)	(1,506,512)
Withdrawals, surrenders, annuitizations and contract charges	(16,918,225)	(13,558,934)	(23,825,822)	(28,113,959)

Net accumulation activity	(13,710,288)	(3,667,241)	(27,274,561)	(28,878,612)

Annuitization Activity:
Annuitizations	—	—	—	11,100
Annuity payments and contract charges	—	—	(12,151)	(11,524)
Transfers between Sub-Accounts, net	(19,821)	—	—	—
Adjustments to annuity reserves	—	—	1,743	77,039

Net annuitization activity	(19,821)	—	(10,408)	76,615

Net increase (decrease) from contract owner transactions	(13,730,109)	(3,667,241)	(27,284,969)	(28,801,997)

Total increase (decrease) in net assets	(8,332,500)	(5,025,329)	(16,340,519)	(30,768,313)
Net assets at beginning of year	111,120,652	116,145,981	198,122,776	228,891,089

Net assets at end of year	$102,788,152	$111,120,652	$181,782,257	$198,122,776

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	F88 Sub-Account		FB9 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(15,036)	$(9,953)	$(88,335)	$(38,199)
Net realized gains (losses)	147,306	332,400	1,088,477	1,042,881
Net change in unrealized appreciation/(depreciation)	(26,722)	(395,217)	(407,679)	(1,397,562)

Increase (decrease) in net assets from operations	105,548	(72,770)	592,463	(392,880)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	291,599	12,909	58,614	131,274
Transfers between Sub-Accounts (including the Fixed Account), net	138,277	214,052	(97,067)	(152,219)
Withdrawals, surrenders, annuitizations and contract charges	(540,597)	(970,869)	(3,587,126)	(3,047,891)

Net accumulation activity	(110,721)	(743,908)	(3,625,579)	(3,068,836)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(110,721)	(743,908)	(3,625,579)	(3,068,836)

Total increase (decrease) in net assets	(5,173)	(816,678)	(3,033,116)	(3,461,716)
Net assets at beginning of year	3,006,722	3,823,400	18,207,001	21,668,717

Net assets at end of year	$3,001,549	$3,006,722	$15,173,885	$18,207,001

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	F15 Sub-Account		F41 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(120,338)	$(38,059)	$(1,529,441)	$(1,862,552)
Net realized gains (losses)	2,382,442	1,727,711	8,351,575	24,830,267
Net change in unrealized appreciation/(depreciation)	(1,247,476)	(2,262,373)	3,762,368	(26,098,584)

Increase (decrease) in net assets from operations	1,014,628	(572,721)	10,584,502	(3,130,869)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	102,709	228,640	138,763	755,652
Transfers between Sub-Accounts (including the Fixed Account), net	538,266	597,724	(7,259,933)	(1,932,026)
Withdrawals, surrenders, annuitizations and contract charges	(5,499,004)	(4,118,324)	(14,519,888)	(20,749,990)

Net accumulation activity	(4,858,029)	(3,291,960)	(21,641,058)	(21,926,364)

Annuitization Activity:
Annuitizations	—	—	11,528	—
Annuity payments and contract charges	—	—	(821)	(237)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	466	(367)

Net annuitization activity	—	—	11,173	(604)

Net increase (decrease) from contract owner transactions	(4,858,029)	(3,291,960)	(21,629,885)	(21,926,968)

Total increase (decrease) in net assets	(3,843,401)	(3,864,681)	(11,045,383)	(25,057,837)
Net assets at beginning of year	29,229,313	33,093,994	117,171,457	142,229,294

Net assets at end of year	$25,385,912	$29,229,313	$106,126,074	$117,171,457

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	FE3 Sub-Account		T21 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(3,585,479)	$(3,907,328)	$(244,573)	$93,857
Net realized gains (losses)	6,560,521	29,888,052	(3,194,842)	4,901,264
Net change in unrealized appreciation/(depreciation)	8,789,342	(22,728,981)	7,571,150	(11,890,041)

Increase (decrease) in net assets from operations	11,764,384	3,251,743	4,131,735	(6,894,920)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	462,501	1,705,632	82,418	156,483
Transfers between Sub-Accounts (including the Fixed Account), net	(286,546)	(13,453,042)	(2,802,108)	5,382,759
Withdrawals, surrenders, annuitizations and contract charges	(39,628,171)	(50,307,323)	(3,856,659)	(5,576,917)

Net accumulation activity	(39,452,216)	(62,054,733)	(6,576,349)	(37,675)

Annuitization Activity:
Annuitizations	—	8,162	4,940	—
Annuity payments and contract charges	(8,069)	(12,442)	(303)	(54)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	927	(1,288)	32	(451)

Net annuitization activity	(7,142)	(5,568)	4,669	(505)

Net increase (decrease) from contract owner transactions	(39,459,358)	(62,060,301)	(6,571,680)	(38,180)

Total increase (decrease) in net assets	(27,694,974)	(58,808,558)	(2,439,945)	(6,933,100)
Net assets at beginning of year	340,985,348	399,793,906	29,094,768	36,027,868

Net assets at end of year	$313,290,374	$340,985,348	$26,654,823	$29,094,768

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	T20 Sub-Account		FE6 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$287,977	$1,918,198	$807,235	$551,840
Net realized gains (losses)	3,672,437	15,074,702	1,452,790	1,426,335
Net change in unrealized appreciation/(depreciation)	1,420,627	(26,304,080)	1,437,883	(5,219,869)

Increase (decrease) in net assets from operations	5,381,041	(9,311,180)	3,697,908	(3,241,694)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,569,007	2,389,364	255,802	25,199
Transfers between Sub-Accounts (including the Fixed Account), net	(2,408,165)	4,427,321	(959,576)	98,640
Withdrawals, surrenders, annuitizations and contract charges	(20,181,040)	(25,443,424)	(7,069,106)	(5,097,311)

Net accumulation activity	(21,020,198)	(18,626,739)	(7,772,880)	(4,973,472)

Annuitization Activity:
Annuitizations	—	33,610	—	—
Annuity payments and contract charges	(11,363)	(42,062)	—	—
Transfers between Sub-Accounts, net	2,678	—	—	—
Adjustments to annuity reserves	9,083	1,229	—	—

Net annuitization activity	398	(7,223)	—	—

Net increase (decrease) from contract owner transactions	(21,019,800)	(18,633,962)	(7,772,880)	(4,973,472)

Total increase (decrease) in net assets	(15,638,759)	(27,945,142)	(4,074,972)	(8,215,166)
Net assets at beginning of year	121,352,263	149,297,405	37,738,539	45,953,705

Net assets at end of year	$105,713,504	$121,352,263	$33,663,567	$37,738,539

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	T59 Sub-Account		F56 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(102,202)	$476,805	$82,204	$253,040
Net realized gains (losses)	(374,276)	(391,232)	1,845,535	1,813,571
Net change in unrealized appreciation/(depreciation)	513,513	(596,607)	(315,112)	(4,116,234)

Increase (decrease) in net assets from operations	37,035	(511,034)	1,612,627	(2,049,623)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	7,886	25,465	105,860	143,881
Transfers between Sub-Accounts (including the Fixed Account), net	(69,227)	(406,211)	(860,901)	(124,738)
Withdrawals, surrenders, annuitizations and contract charges	(836,187)	(975,762)	(2,818,542)	(4,450,356)

Net accumulation activity	(897,528)	(1,356,508)	(3,573,583)	(4,431,213)

Annuitization Activity:
Annuitizations	—	—	—	8,701
Annuity payments and contract charges	—	—	(4,737)	(5,195)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	141	357

Net annuitization activity	—	—	(4,596)	3,863

Net increase (decrease) from contract owner transactions	(897,528)	(1,356,508)	(3,578,179)	(4,427,350)

Total increase (decrease) in net assets	(860,493)	(1,867,542)	(1,965,552)	(6,476,973)
Net assets at beginning of year	6,420,065	8,287,607	23,282,566	29,759,539

Net assets at end of year	$5,559,572	$6,420,065	$21,317,014	$23,282,566

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	F59 Sub-Account		FF0 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$2,869,899	$3,035,397	$74,257	$81,313
Net realized gains (losses)	(58,600)	2,002,908	(11,606)	23,779
Net change in unrealized appreciation/(depreciation)	7,041,316	(13,588,944)	208,664	(356,187)

Increase (decrease) in net assets from operations	9,852,615	(8,550,639)	271,315	(251,095)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	259,115	1,002,522	300	33,772
Transfers between Sub-Accounts (including the Fixed Account), net	(1,296,993)	(498,303)	(280,568)	34,730
Withdrawals, surrenders, annuitizations and contract charges	(12,117,843)	(16,970,281)	(299,511)	(242,776)

Net accumulation activity	(13,155,721)	(16,466,062)	(579,779)	(174,274)

Annuitization Activity:
Annuitizations	—	9,071	—	—
Annuity payments and contract charges	(13,027)	(20,863)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(4,945)	3,672	—	—

Net annuitization activity	(17,972)	(8,120)	—	—

Net increase (decrease) from contract owner transactions	(13,173,693)	(16,474,182)	(579,779)	(174,274)

Total increase (decrease) in net assets	(3,321,078)	(25,024,821)	(308,464)	(425,369)
Net assets at beginning of year	88,276,667	113,301,488	2,675,685	3,101,054

Net assets at end of year	$84,955,589	$88,276,667	$2,367,221	$2,675,685

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	F54 Sub-Account		FG8 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$572,567	$2,673,719	$1,020	$4,831
Net realized gains (losses)	28,009,838	28,661,796	31,325	29,873
Net change in unrealized appreciation/(depreciation)	(5,435,431)	(43,569,375)	12,209	(58,774)

Increase (decrease) in net assets from operations	23,146,974	(12,233,860)	44,554	(24,070)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	477,631	833,397	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(13,778,332)	4,331,272	321	15,060
Withdrawals, surrenders, annuitizations and contract charges	(24,490,740)	(27,517,364)	(37,424)	(5,440)

Net accumulation activity	(37,791,441)	(22,352,695)	(37,103)	9,620

Annuitization Activity:
Annuitizations	—	9,468	—	—
Annuity payments and contract charges	(8,860)	(42,541)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	126	(310)	—	—

Net annuitization activity	(8,734)	(33,383)	—	—

Net increase (decrease) from contract owner transactions	(37,800,175)	(22,386,078)	(37,103)	9,620

Total increase (decrease) in net assets	(14,653,201)	(34,619,938)	7,451	(14,450)
Net assets at beginning of year	183,026,033	217,645,971	290,680	305,130

Net assets at end of year	$168,372,832	$183,026,033	$298,131	$290,680

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	F53 Sub-Account		FJ9 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(277,347)	$(390,714)	$(6,956)	$(9,650)
Net realized gains (losses)	5,734,745	7,655,240	91,119	153,049
Net change in unrealized appreciation/(depreciation)	2,859,711	(10,576,313)	104,434	(226,195)

Increase (decrease) in net assets from operations	8,317,109	(3,311,787)	188,597	(82,796)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	241,236	254,925	18,011	5,182
Transfers between Sub-Accounts (including the Fixed Account), net	(4,281,334)	1,874,384	(16,256)	27,186
Withdrawals, surrenders, annuitizations and contract charges	(4,073,328)	(6,075,382)	(126,428)	(93,065)

Net accumulation activity	(8,113,426)	(3,946,073)	(124,673)	(60,697)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	(25,547)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	(25,547)	—	—

Net increase (decrease) from contract owner transactions	(8,113,426)	(3,971,620)	(124,673)	(60,697)

Total increase (decrease) in net assets	203,683	(7,283,407)	63,924	(143,493)
Net assets at beginning of year	33,770,572	41,053,979	813,592	957,085

Net assets at end of year	$33,974,255	$33,770,572	$877,516	$813,592

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	T28 Sub-Account		FJ0 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$365,552	$1,255,079	$5,193	$20,721
Net realized gains (losses)	(900,842)	(764,823)	(17,573)	(13,755)
Net change in unrealized appreciation/(depreciation)	1,731,018	(1,814,400)	31,075	(29,839)

Increase (decrease) in net assets from operations	1,195,728	(1,324,144)	18,695	(22,873)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	6,269	242,582	—	31,258
Transfers between Sub-Accounts (including the Fixed Account), net	(319,305)	(1,920,007)	12,401	18,148
Withdrawals, surrenders, annuitizations and contract charges	(2,992,526)	(4,663,372)	(66,353)	(141,497)

Net accumulation activity	(3,305,562)	(6,340,797)	(53,952)	(92,091)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(3,305,562)	(6,340,797)	(53,952)	(92,091)

Total increase (decrease) in net assets	(2,109,834)	(7,664,941)	(35,257)	(114,964)
Net assets at beginning of year	21,339,869	29,004,810	364,463	479,427

Net assets at end of year	$19,230,035	$21,339,869	$329,206	$364,463

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	H24 Sub-Account		H27 Sub-Account[8]
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$53,189	$56,304	$—	$22,931
Net realized gains (losses)	75,287	322,110	—	304,480
Net change in unrealized appreciation/(depreciation)	(29,483)	(478,846)	—	(275,874)

Increase (decrease) in net assets from operations	98,993	(100,432)	—	51,537

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	4,733	—	18
Transfers between Sub-Accounts (including the Fixed Account), net	(88,416)	(562,514)	—	(2,166,691)
Withdrawals, surrenders, annuitizations and contract charges	(375,548)	(674,014)	—	(7,125)

Net accumulation activity	(463,964)	(1,231,795)	—	(2,173,798)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(463,964)	(1,231,795)	—	(2,173,798)

Total increase (decrease) in net assets	(364,971)	(1,332,227)	—	(2,122,261)
Net assets at beginning of year	1,892,317	3,224,544	—	2,122,261

Net assets at end of year	$1,527,346	$1,892,317	$—	$—

[8]	Huntington VA International Equity Sub-Account (H27) was liquidated and closed in 2015 and therefore does not appear on the Statement of Assets and Liabilities as of December 31, 2016.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	H32 Sub-Account		V35 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(17,449)	$(25,108)	$(146,190)	$(183,731)
Net realized gains (losses)	457,157	774,416	101,492	1,934,775
Net change in unrealized appreciation/(depreciation)	(273,095)	(955,562)	1,234,575	(2,879,174)

Increase (decrease) in net assets from operations	166,613	(206,254)	1,189,877	(1,128,130)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	2,074	35,173	26,738
Transfers between Sub-Accounts (including the Fixed Account), net	(106,704)	(883,822)	(917,634)	1,186,165
Withdrawals, surrenders, annuitizations and contract charges	(376,556)	(489,913)	(1,321,857)	(1,701,866)

Net accumulation activity	(483,260)	(1,371,661)	(2,204,318)	(488,963)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(483,260)	(1,371,661)	(2,204,318)	(488,963)

Total increase (decrease) in net assets	(316,647)	(1,577,915)	(1,014,441)	(1,617,093)
Net assets at beginning of year	2,112,682	3,690,597	10,234,351	11,851,444

Net assets at end of year	$1,796,035	$2,112,682	$9,219,910	$10,234,351

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	V13 Sub-Account		V11 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(116,135)	$609	$15,778	$817,563
Net realized gains (losses)	4,289,973	3,334,177	5,167,910	16,131,327
Net change in unrealized appreciation/(depreciation)	159,653	(6,255,474)	7,625,769	(21,731,077)

Increase (decrease) in net assets from operations	4,333,491	(2,920,688)	12,809,457	(4,782,187)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	79,513	258,219	241,145	514,797
Transfers between Sub-Accounts (including the Fixed Account), net	(1,647,048)	674,993	(4,231,891)	6,078,778
Withdrawals, surrenders, annuitizations and contract charges	(4,177,909)	(5,375,079)	(12,755,833)	(13,892,294)

Net accumulation activity	(5,745,444)	(4,441,867)	(16,746,579)	(7,298,719)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	(20,151)	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	(20,151)	—

Net increase (decrease) from contract owner transactions	(5,745,444)	(4,441,867)	(16,766,730)	(7,298,719)

Total increase (decrease) in net assets	(1,411,953)	(7,362,555)	(3,957,273)	(12,080,906)
Net assets at beginning of year	33,829,593	41,192,148	109,646,517	121,727,423

Net assets at end of year	$32,417,640	$33,829,593	$105,689,244	$109,646,517

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	AC1 Sub-Account		J88 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(14,786)	$(8,156)	$380,605	$683,971
Net realized gains (losses)	(65,048)	45,817	(102,727)	(332,440)
Net change in unrealized appreciation/(depreciation)	4,148	(197,611)	(436,319)	(639,197)

Increase (decrease) in net assets from operations	(75,686)	(159,950)	(158,441)	(287,666)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	468	4,526	41,651	42,737
Transfers between Sub-Accounts (including the Fixed Account), net	(145,979)	1,609,845	14,641,644	7,205,794
Withdrawals, surrenders, annuitizations and contract charges	(266,197)	(317,296)	(5,387,840)	(6,187,186)

Net accumulation activity	(411,708)	1,297,075	9,295,455	1,061,345

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(411,708)	1,297,075	9,295,455	1,061,345

Total increase (decrease) in net assets	(487,394)	1,137,125	9,137,014	773,679
Net assets at beginning of year	3,100,461	1,963,336	36,693,573	35,919,894

Net assets at end of year	$2,613,067	$3,100,461	$45,830,587	$36,693,573

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	J94 Sub-Account		L11 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(92,586)	$(71,894)	$(253,828)	$(233,831)
Net realized gains (losses)	242,013	1,442,815	(2,096,961)	(982,196)
Net change in unrealized appreciation/(depreciation)	748,115	(1,648,037)	9,394,975	(9,103,925)

Increase (decrease) in net assets from operations	897,542	(277,116)	7,044,186	(10,319,952)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	44,690	84,234	76,521	276,448
Transfers between Sub-Accounts (including the Fixed Account), net	976,165	348,884	(3,962,913)	6,314,931
Withdrawals, surrenders, annuitizations and contract charges	(1,015,573)	(2,807,856)	(4,873,656)	(7,117,919)

Net accumulation activity	5,282	(2,374,738)	(8,760,048)	(526,540)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(151)	(175)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	48	(140)

Net annuitization activity	—	—	(103)	(315)

Net increase (decrease) from contract owner transactions	5,282	(2,374,738)	(8,760,151)	(526,855)

Total increase (decrease) in net assets	902,824	(2,651,854)	(1,715,965)	(10,846,807)
Net assets at beginning of year	10,824,807	13,476,661	40,573,672	51,420,479

Net assets at end of year	$11,727,631	$10,824,807	$38,857,707	$40,573,672

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	L18 Sub-Account		L17 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(496,675)	$(587,058)	$(241,092)	$(288,438)
Net realized gains (losses)	(528,038)	3,354,162	349,215	4,092,528
Net change in unrealized appreciation/(depreciation)	850,645	(2,217,402)	5,101,914	(6,107,859)

Increase (decrease) in net assets from operations	(174,068)	549,702	5,210,037	(2,303,769)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	290,685	433,871	152,801	405,434
Transfers between Sub-Accounts (including the Fixed Account), net	(658,492)	607,174	(2,163,000)	(668,464)
Withdrawals, surrenders, annuitizations and contract charges	(4,525,399)	(5,259,765)	(4,848,778)	(6,345,368)

Net accumulation activity	(4,893,206)	(4,218,720)	(6,858,977)	(6,608,398)

Annuitization Activity:
Annuitizations	—	1,555	—	—
Annuity payments and contract charges	(2,106)	(2,133)	(398)	(403)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	987	739	(196)	(99)

Net annuitization activity	(1,119)	161	(594)	(502)

Net increase (decrease) from contract owner transactions	(4,894,325)	(4,218,559)	(6,859,571)	(6,608,900)

Total increase (decrease) in net assets	(5,068,393)	(3,668,857)	(1,649,534)	(8,912,669)
Net assets at beginning of year	31,539,261	35,208,118	41,432,558	50,345,227

Net assets at end of year	$26,470,868	$31,539,261	$39,783,024	$41,432,558

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	M07 Sub-Account		M35 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$5,460,151	$4,830,151	$4,065,731	$3,195,049
Net realized gains (losses)	14,125,995	19,004,075	16,697,814	24,529,776
Net change in unrealized appreciation/(depreciation)	7,308,505	(30,547,340)	7,066,409	(37,460,275)

Increase (decrease) in net assets from operations	26,894,651	(6,713,114)	27,829,954	(9,735,450)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	2,986,570	6,744,488	2,913,170	6,389,439
Transfers between Sub-Accounts (including the Fixed Account), net	1,052,378	(2,004,170)	(534,179)	(5,562,404)
Withdrawals, surrenders, annuitizations and contract charges	(46,186,626)	(48,163,124)	(66,420,642)	(81,208,798)

Net accumulation activity	(42,147,678)	(43,422,806)	(64,041,651)	(80,381,763)

Annuitization Activity:
Annuitizations	261,262	160,123	—	140,602
Annuity payments and contract charges	(6,290)	(623,394)	(34,020)	(36,999)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(51,884)	(282,422)	6,221	10,739

Net annuitization activity	203,088	(745,693)	(27,799)	114,342

Net increase (decrease) from contract owner transactions	(41,944,590)	(44,168,499)	(64,069,450)	(80,267,421)

Total increase (decrease) in net assets	(15,049,939)	(50,881,613)	(36,239,496)	(90,002,871)
Net assets at beginning of year	377,393,483	428,275,096	423,982,545	513,985,416

Net assets at end of year	$362,343,544	$377,393,483	$387,743,049	$423,982,545

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	M31 Sub-Account		M80 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(1,780,232)	$(1,783,451)	$(334,026)	$(350,358)
Net realized gains (losses)	12,988,508	13,442,217	1,908,610	2,850,541
Net change in unrealized appreciation/(depreciation)	(10,067,507)	(3,336,921)	(1,478,730)	(1,419,222)

Increase (decrease) in net assets from operations	1,140,769	8,321,845	95,854	1,080,961

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,284,225	1,283,544	361,216	84,933
Transfers between Sub-Accounts (including the Fixed Account), net	(1,712,393)	(508,407)	2,121,971	827,960
Withdrawals, surrenders, annuitizations and contract charges	(13,405,240)	(14,694,189)	(1,751,951)	(2,962,156)

Net accumulation activity	(13,833,408)	(13,919,052)	731,236	(2,049,263)

Annuitization Activity:
Annuitizations	791	(9,684)	—	—
Annuity payments and contract charges	(83,277)	(110,409)	(6,213)	(4,375)
Transfers between Sub-Accounts, net	72	—	—	—
Adjustments to annuity reserves	15,653	22,445	(2,013)	1,654

Net annuitization activity	(66,761)	(97,648)	(8,226)	(2,721)

Net increase (decrease) from contract owner transactions	(13,900,169)	(14,016,700)	723,010	(2,051,984)

Total increase (decrease) in net assets	(12,759,400)	(5,694,855)	818,864	(971,023)
Net assets at beginning of year	136,388,570	142,083,425	20,421,532	21,392,555

Net assets at end of year	$123,629,170	$136,388,570	$21,240,396	$20,421,532

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MF1 Sub-Account		M41 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(309,830)	$(349,308)	$(518,105)	$(628,440)
Net realized gains (losses)	2,490,124	3,562,968	3,946,507	6,597,900
Net change in unrealized appreciation/(depreciation)	(1,522,725)	(2,464,173)	(2,573,970)	(4,741,035)

Increase (decrease) in net assets from operations	657,569	749,487	854,432	1,228,425

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	392,700	145,601	110,435	169,940
Transfers between Sub-Accounts (including the Fixed Account), net	(414,260)	546,435	(459,384)	(1,351,384)
Withdrawals, surrenders, annuitizations and contract charges	(2,760,467)	(2,680,643)	(4,908,759)	(6,937,812)

Net accumulation activity	(2,782,027)	(1,988,607)	(5,257,708)	(8,119,256)

Annuitization Activity:
Annuitizations	—	(10,204)	—	—
Annuity payments and contract charges	(5,189)	(64,972)	(471)	(861)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	3,712	(6,835)	(263)	(709)

Net annuitization activity	(1,477)	(82,011)	(734)	(1,570)

Net increase (decrease) from contract owner transactions	(2,783,504)	(2,070,618)	(5,258,442)	(8,120,826)

Total increase (decrease) in net assets	(2,125,935)	(1,321,131)	(4,404,010)	(6,892,401)
Net assets at beginning of year	22,872,751	24,193,882	33,576,678	40,469,079

Net assets at end of year	$20,746,816	$22,872,751	$29,172,668	$33,576,678

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	M05 Sub-Account		M42 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(696,757)	$(830,096)	$(803,915)	$(972,905)
Net realized gains (losses)	(881,854)	(240,647)	(2,162,263)	(1,025,857)
Net change in unrealized appreciation/(depreciation)	4,864,638	(466,705)	6,103,751	565,599

Increase (decrease) in net assets from operations	3,286,027	(1,537,448)	3,137,573	(1,433,163)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	479,452	1,002,567	508,372	773,852
Transfers between Sub-Accounts (including the Fixed Account), net	(1,542,866)	75,275	(2,559,730)	(880,719)
Withdrawals, surrenders, annuitizations and contract charges	(5,955,286)	(7,002,944)	(7,570,706)	(9,572,823)

Net accumulation activity	(7,018,700)	(5,925,102)	(9,622,064)	(9,679,690)

Annuitization Activity:
Annuitizations	1,150	—	—	8,720
Annuity payments and contract charges	(10,135)	(105,441)	(10,477)	(10,405)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	3,765	(659)	(966)	4,546

Net annuitization activity	(5,220)	(106,100)	(11,443)	2,861

Net increase (decrease) from contract owner transactions	(7,023,920)	(6,031,202)	(9,633,507)	(9,676,829)

Total increase (decrease) in net assets	(3,737,893)	(7,568,650)	(6,495,934)	(11,109,992)
Net assets at beginning of year	51,473,702	59,042,352	51,679,700	62,789,692

Net assets at end of year	$47,735,809	$51,473,702	$45,183,766	$51,679,700

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	M89 Sub-Account		M82 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$9,672,580	$10,563,597	$(1,825,332)	$(2,197,065)
Net realized gains (losses)	(1,031,005)	(1,484,534)	21,457,658	21,548,375
Net change in unrealized appreciation/(depreciation)	6,247,595	(23,023,650)	(9,398,261)	(21,081,678)

Increase (decrease) in net assets from operations	14,889,170	(13,944,587)	10,234,065	(1,730,368)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,354,361	3,306,669	97,895	766,962
Transfers between Sub-Accounts (including the Fixed Account), net	26,334,360	(18,757,048)	(5,258,632)	(4,404,991)
Withdrawals, surrenders, annuitizations and contract charges	(73,350,616)	(81,941,751)	(19,988,617)	(23,905,772)

Net accumulation activity	(45,661,895)	(97,392,130)	(25,149,354)	(27,543,801)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(11,049)	(12,824)	(820)	(11,795)
Transfers between Sub-Accounts, net	(13,006)	—	—	—
Adjustments to annuity reserves	4,906	77,913	739	(2,564)

Net annuitization activity	(19,149)	65,089	(81)	(14,359)

Net increase (decrease) from contract owner transactions	(45,681,044)	(97,327,041)	(25,149,435)	(27,558,160)

Total increase (decrease) in net assets	(30,791,874)	(111,271,628)	(14,915,370)	(29,288,528)
Net assets at beginning of year	610,129,654	721,401,282	166,083,179	195,371,707

Net assets at end of year	$579,337,780	$610,129,654	$151,167,809	$166,083,179

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	M44 Sub-Account		M40 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$2,804,740	$3,821,668	$1,378,265	$1,849,009
Net realized gains (losses)	(3,391,432)	6,362,498	(5,036,250)	3,253,188
Net change in unrealized appreciation/(depreciation)	11,624,905	(32,705,984)	10,466,083	(18,611,448)

Increase (decrease) in net assets from operations	11,038,213	(22,521,818)	6,808,098	(13,509,251)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	726,525	2,862,813	355,583	492,092
Transfers between Sub-Accounts (including the Fixed Account), net	(1,428,512)	(2,756,964)	(3,466,557)	4,509,900
Withdrawals, surrenders, annuitizations and contract charges	(14,736,811)	(18,732,085)	(10,054,953)	(14,606,276)

Net accumulation activity	(15,438,798)	(18,626,236)	(13,165,927)	(9,604,284)

Annuitization Activity:
Annuitizations	35,575	(28,671)	—	—
Annuity payments and contract charges	(84,678)	(276,467)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	92,423	(24,790)	—	—

Net annuitization activity	43,320	(329,928)	—	—

Net increase (decrease) from contract owner transactions	(15,395,478)	(18,956,164)	(13,165,927)	(9,604,284)

Total increase (decrease) in net assets	(4,357,265)	(41,477,982)	(6,357,829)	(23,113,535)
Net assets at beginning of year	115,876,289	157,354,271	73,904,560	97,018,095

Net assets at end of year	$111,519,024	$115,876,289	$67,546,731	$73,904,560

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	M83 Sub-Account		M08 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$1,294,278	$2,038,157	$283,751	$628,841
Net realized gains (losses)	32,205,442	31,075,845	9,671,971	9,392,674
Net change in unrealized appreciation/(depreciation)	(1,151,397)	(39,969,865)	5,888,527	(13,989,146)

Increase (decrease) in net assets from operations	32,348,323	(6,855,863)	15,844,249	(3,967,631)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	2,250,152	3,858,480	829,538	1,040,545
Transfers between Sub-Accounts (including the Fixed Account), net	(14,338,237)	(2,424,459)	(4,638,030)	(6,313,264)
Withdrawals, surrenders, annuitizations and contract charges	(39,279,532)	(50,748,973)	(20,750,009)	(26,465,630)

Net accumulation activity	(51,367,617)	(49,314,952)	(24,558,501)	(31,738,349)

Annuitization Activity:
Annuitizations	23,055	69,943	—	—
Annuity payments and contract charges	(14,433)	(792,967)	(6,195)	(10,836)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	73,705	20,459	(6,624)	7,780

Net annuitization activity	82,327	(702,565)	(12,819)	(3,056)

Net increase (decrease) from contract owner transactions	(51,285,290)	(50,017,517)	(24,571,320)	(31,741,405)

Total increase (decrease) in net assets	(18,936,967)	(56,873,380)	(8,727,071)	(35,709,036)
Net assets at beginning of year	291,415,553	348,288,933	146,351,881	182,060,917

Net assets at end of year	$272,478,586	$291,415,553	$137,624,810	$146,351,881

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MB6 Sub-Account		MB7 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$941	$461,871	$(371,185)	$(409,078)
Net realized gains (losses)	45,603,229	44,186,666	19,446,085	19,495,598
Net change in unrealized appreciation/(depreciation)	(27,555,311)	(45,247,557)	(14,268,007)	(19,667,165)

Increase (decrease) in net assets from operations	18,048,859	(599,020)	4,806,893	(580,645)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	2,765,009	4,274,832	1,500,578	1,404,410
Transfers between Sub-Accounts (including the Fixed Account), net	(2,725,491)	(3,215,855)	(3,261,122)	(2,690,910)
Withdrawals, surrenders, annuitizations and contract charges	(34,086,045)	(38,375,153)	(13,344,167)	(17,057,461)

Net accumulation activity	(34,046,527)	(37,316,176)	(15,104,711)	(18,343,961)

Annuitization Activity:
Annuitizations	45,743	31,271	—	99,680
Annuity payments and contract charges	(243,391)	(286,907)	(20,858)	(22,842)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	19,964	(66,662)	1,131	17,224

Net annuitization activity	(177,684)	(322,298)	(19,727)	94,062

Net increase (decrease) from contract owner transactions	(34,224,211)	(37,638,474)	(15,124,438)	(18,249,899)

Total increase (decrease) in net assets	(16,175,352)	(38,237,494)	(10,317,545)	(18,830,544)
Net assets at beginning of year	290,589,545	328,827,039	86,489,467	105,320,011

Net assets at end of year	$274,414,193	$290,589,545	$76,171,922	$86,489,467

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MC0 Sub-Account		MA0 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$1,653,391	$1,734,041	$3,488,070	$3,832,529
Net realized gains (losses)	480,848	1,239,144	(1,276,881)	728,993
Net change in unrealized appreciation/(depreciation)	934,333	(4,079,078)	4,340,005	(8,225,306)

Increase (decrease) in net assets from operations	3,068,572	(1,105,893)	6,551,194	(3,663,784)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	56,357	937,183	527,435	929,295
Transfers between Sub-Accounts (including the Fixed Account), net	1,240,236	1,431,086	8,196,504	3,281,325
Withdrawals, surrenders, annuitizations and contract charges	(9,059,556)	(9,249,972)	(20,962,714)	(22,704,335)

Net accumulation activity	(7,762,963)	(6,881,703)	(12,238,775)	(18,493,715)

Annuitization Activity:
Annuitizations	—	21,567	—	—
Annuity payments and contract charges	(51,199)	(102,325)	(1,099)	(1,081)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	23,268	(34,848)	276	(416)

Net annuitization activity	(27,931)	(115,606)	(823)	(1,497)

Net increase (decrease) from contract owner transactions	(7,790,894)	(6,997,309)	(12,239,598)	(18,495,212)

Total increase (decrease) in net assets	(4,722,322)	(8,103,202)	(5,688,404)	(22,158,996)
Net assets at beginning of year	63,529,911	71,633,113	155,094,085	177,253,081

Net assets at end of year	$58,807,589	$63,529,911	$149,405,681	$155,094,085

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MC2 Sub-Account		MC1 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(664,053)	$(978,326)	$(459,334)	$(596,700)
Net realized gains (losses)	11,096,408	12,730,396	6,033,567	7,664,005
Net change in unrealized appreciation/(depreciation)	(1,536,661)	(13,335,923)	(2,234,719)	(7,888,228)

Increase (decrease) in net assets from operations	8,895,694	(1,583,853)	3,339,514	(820,923)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	489,691	1,170,344	283,641	201,278
Transfers between Sub-Accounts (including the Fixed Account), net	78,005	(1,157,673)	(99,873)	2,661,225
Withdrawals, surrenders, annuitizations and contract charges	(11,493,240)	(12,579,415)	(7,147,915)	(6,963,982)

Net accumulation activity	(10,925,544)	(12,566,744)	(6,964,147)	(4,101,479)

Annuitization Activity:
Annuitizations	2,756	28,362	—	80,970
Annuity payments and contract charges	(73,540)	(96,724)	(11,958)	(14,961)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	35,129	19,693	(469)	6,376

Net annuitization activity	(35,655)	(48,669)	(12,427)	72,385

Net increase (decrease) from contract owner transactions	(10,961,199)	(12,615,413)	(6,976,574)	(4,029,094)

Total increase (decrease) in net assets	(2,065,505)	(14,199,266)	(3,637,060)	(4,850,017)
Net assets at beginning of year	99,683,494	113,882,760	41,219,748	46,069,765

Net assets at end of year	$97,617,989	$99,683,494	$37,582,688	$41,219,748

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MC3 Sub-Account		MA1 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(140,146)	$(103,125)	$(249,574)	$(235,871)
Net realized gains (losses)	(876,812)	(239,625)	(939,995)	(790,044)
Net change in unrealized appreciation/(depreciation)	2,294,519	(2,633,660)	2,603,467	(2,211,635)

Increase (decrease) in net assets from operations	1,277,561	(2,976,410)	1,413,898	(3,237,550)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	80,610	265,402	56,597	53,865
Transfers between Sub-Accounts (including the Fixed Account), net	(328,148)	(303,213)	(700,357)	1,452,038
Withdrawals, surrenders, annuitizations and contract charges	(1,914,400)	(3,168,258)	(2,227,714)	(3,628,023)

Net accumulation activity	(2,161,938)	(3,206,069)	(2,871,474)	(2,122,120)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(21,049)	(71,100)	(1,925)	(1,399)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	6,592	12,975	(657)	390

Net annuitization activity	(14,457)	(58,125)	(2,582)	(1,009)

Net increase (decrease) from contract owner transactions	(2,176,395)	(3,264,194)	(2,874,056)	(2,123,129)

Total increase (decrease) in net assets	(898,834)	(6,240,604)	(1,460,158)	(5,360,679)
Net assets at beginning of year	17,765,433	24,006,037	20,171,751	25,532,430

Net assets at end of year	$16,866,599	$17,765,433	$18,711,593	$20,171,751

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MC4 Sub-Account		MC5 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(177,934)	$134,368	$(26,441)	$17,570
Net realized gains (losses)	(39,356)	(176,437)	(9,928)	(47,272)
Net change in unrealized appreciation/(depreciation)	122,435	(665,451)	17,206	(79,587)

Increase (decrease) in net assets from operations	(94,855)	(707,520)	(19,163)	(109,289)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	154,815	231,386	37,259	571
Transfers between Sub-Accounts (including the Fixed Account), net	533,175	(166,343)	100,735	21,566
Withdrawals, surrenders, annuitizations and contract charges	(1,663,167)	(1,741,888)	(130,993)	(133,148)

Net accumulation activity	(975,177)	(1,676,845)	7,001	(111,011)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(4,652)	(4,429)	(1,964)	(1,333)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	22,189	(84,304)	(634)	354

Net annuitization activity	17,537	(88,733)	(2,598)	(979)

Net increase (decrease) from contract owner transactions	(957,640)	(1,765,578)	4,403	(111,990)

Total increase (decrease) in net assets	(1,052,495)	(2,473,098)	(14,760)	(221,279)
Net assets at beginning of year	12,301,550	14,774,648	1,583,099	1,804,378

Net assets at end of year	$11,249,055	$12,301,550	$1,568,339	$1,583,099

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MC6 Sub-Account		MC7 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(385,015)	$(237,329)	$(28,283)	$(21,830)
Net realized gains (losses)	5,189,083	5,207,218	218,641	233,090
Net change in unrealized appreciation/(depreciation)	(2,718,191)	(6,371,051)	(111,293)	(277,172)

Increase (decrease) in net assets from operations	2,085,877	(1,401,162)	79,065	(65,912)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	211,816	446,388	7,785	40,617
Transfers between Sub-Accounts (including the Fixed Account), net	(532,400)	82,673	520,703	(88,948)
Withdrawals, surrenders, annuitizations and contract charges	(4,703,628)	(5,256,984)	(278,844)	(188,375)

Net accumulation activity	(5,024,212)	(4,727,923)	249,644	(236,706)

Annuitization Activity:
Annuitizations	33,723	—	—	—
Annuity payments and contract charges	(35,705)	(49,441)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	26,414	(32,431)	—	—

Net annuitization activity	24,432	(81,872)	—	—

Net increase (decrease) from contract owner transactions	(4,999,780)	(4,809,795)	249,644	(236,706)

Total increase (decrease) in net assets	(2,913,903)	(6,210,957)	328,709	(302,618)
Net assets at beginning of year	46,420,205	52,631,162	1,996,561	2,299,179

Net assets at end of year	$43,506,302	$46,420,205	$2,325,270	$1,996,561

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MC8 Sub-Account		MC9 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(259,214)	$(144,225)	$(49,201)	$(47,899)
Net realized gains (losses)	4,121,138	5,436,298	382,008	705,314
Net change in unrealized appreciation/(depreciation)	(519,176)	(7,191,932)	(107,094)	(826,788)

Increase (decrease) in net assets from operations	3,342,748	(1,899,859)	225,713	(169,373)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	750,445	1,284,719	46,216	62,465
Transfers between Sub-Accounts (including the Fixed Account), net	(839,943)	(950,386)	(114,434)	49,151
Withdrawals, surrenders, annuitizations and contract charges	(9,910,830)	(12,981,742)	(899,518)	(1,297,259)

Net accumulation activity	(10,000,328)	(12,647,409)	(967,736)	(1,185,643)

Annuitization Activity:
Annuitizations	18,857	381,086	—	—
Annuity payments and contract charges	(92,754)	(148,995)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	47,107	(172)	—	—

Net annuitization activity	(26,790)	231,919	—	—

Net increase (decrease) from contract owner transactions	(10,027,118)	(12,415,490)	(967,736)	(1,185,643)

Total increase (decrease) in net assets	(6,684,370)	(14,315,349)	(742,023)	(1,355,016)
Net assets at beginning of year	93,596,211	107,911,560	7,232,070	8,587,086

Net assets at end of year	$86,911,841	$93,596,211	$6,490,047	$7,232,070

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MD0 Sub-Account		M92 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(771,915)	$2,281,449	$(11,351,941)	$26,849,977
Net realized gains (losses)	3,189,742	1,027,288	43,773,220	26,102,176
Net change in unrealized appreciation/(depreciation)	149,062	(5,386,048)	(1,178,737)	(83,544,211)

Increase (decrease) in net assets from operations	2,566,889	(2,077,311)	31,242,542	(30,592,058)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	474,648	558,090	829,955	2,539,819
Transfers between Sub-Accounts (including the Fixed Account), net	(53,289)	(204,635)	(6,741,194)	(10,651,010)
Withdrawals, surrenders, annuitizations and contract charges	(6,316,932)	(7,459,793)	(63,534,458)	(92,592,695)

Net accumulation activity	(5,895,573)	(7,106,338)	(69,445,697)	(100,703,886)

Annuitization Activity:
Annuitizations	33,723	226,587	—	—
Annuity payments and contract charges	(57,357)	(231,695)	(8,172)	(8,642)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	3,861	(26,036)	862	(1,716)

Net annuitization activity	(19,773)	(31,144)	(7,310)	(10,358)

Net increase (decrease) from contract owner transactions	(5,915,346)	(7,137,482)	(69,453,007)	(100,714,244)

Total increase (decrease) in net assets	(3,348,457)	(9,214,793)	(38,210,465)	(131,306,302)
Net assets at beginning of year	54,757,714	63,972,507	724,423,931	855,730,233

Net assets at end of year	$51,409,257	$54,757,714	$686,213,466	$724,423,931

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	M96 Sub-Account		MD2 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$1,241,293	$1,427,712	$1,663,327	$2,092,781
Net realized gains (losses)	(129,437)	(14,318)	(2,005,404)	(1,761,590)
Net change in unrealized appreciation/(depreciation)	(1,271,728)	(2,398,424)	(1,322,009)	(3,733,219)

Increase (decrease) in net assets from operations	(159,872)	(985,030)	(1,664,086)	(3,402,028)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	335,604	1,800,030	899,179	2,260,897
Transfers between Sub-Accounts (including the Fixed Account), net	3,346,393	(1,162,638)	17,328,017	317,003
Withdrawals, surrenders, annuitizations and contract charges	(12,892,775)	(13,648,363)	(35,720,592)	(36,387,186)

Net accumulation activity	(9,210,778)	(13,010,971)	(17,493,396)	(33,809,286)

Annuitization Activity:
Annuitizations	23,381	(27,174)	—	63,649
Annuity payments and contract charges	(83,876)	(174,046)	(32,232)	(52,550)
Transfers between Sub-Accounts, net	16,401	—	(12,857)	—
Adjustments to annuity reserves	44,312	(37,459)	17,507	(14,635)

Net annuitization activity	218	(238,679)	(27,582)	(3,536)

Net increase (decrease) from contract owner transactions	(9,210,560)	(13,249,650)	(17,520,978)	(33,812,822)

Total increase (decrease) in net assets	(9,370,432)	(14,234,680)	(19,185,064)	(37,214,850)
Net assets at beginning of year	102,055,769	116,290,449	233,787,906	271,002,756

Net assets at end of year	$92,685,337	$102,055,769	$214,602,842	$233,787,906

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MA6 Sub-Account		MA3 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$3,163,519	$3,832,690	$2,644,924	$3,174,338
Net realized gains (losses)	205,543	1,485,477	(822,955)	609,412
Net change in unrealized appreciation/(depreciation)	3,781,611	(8,916,165)	4,428,188	(7,311,162)

Increase (decrease) in net assets from operations	7,150,673	(3,597,998)	6,250,157	(3,527,412)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	639,098	897,148	328,822	551,382
Transfers between Sub-Accounts (including the Fixed Account), net	(393,966)	(1,380,178)	(2,038,223)	1,232,299
Withdrawals, surrenders, annuitizations and contract charges	(9,642,252)	(9,846,143)	(9,544,160)	(11,736,522)

Net accumulation activity	(9,397,120)	(10,329,173)	(11,253,561)	(9,952,841)

Annuitization Activity:
Annuitizations	2,296	14,677	6,587	16,255
Annuity payments and contract charges	(27,994)	(43,201)	(8,273)	(10,571)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	17,995	(8,724)	5,044	(7,731)

Net annuitization activity	(7,703)	(37,248)	3,358	(2,047)

Net increase (decrease) from contract owner transactions	(9,404,823)	(10,366,421)	(11,250,203)	(9,954,888)

Total increase (decrease) in net assets	(2,254,150)	(13,964,419)	(5,000,046)	(13,482,300)
Net assets at beginning of year	61,795,969	75,760,388	57,755,879	71,238,179

Net assets at end of year	$59,541,819	$61,795,969	$52,755,833	$57,755,879

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	M97 Sub-Account		MD5 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(117,221)	$42,426	$(130,544)	$(68,545)
Net realized gains (losses)	2,628,540	1,685,679	1,095,370	1,190,913
Net change in unrealized appreciation/(depreciation)	(2,097,320)	(2,026,355)	(798,922)	(1,314,691)

Increase (decrease) in net assets from operations	413,999	(298,250)	165,904	(192,323)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	247,827	494,477	130,451	153,093
Transfers between Sub-Accounts (including the Fixed Account), net	6,637	(498,971)	873,306	(416,070)
Withdrawals, surrenders, annuitizations and contract charges	(4,336,355)	(4,669,946)	(2,284,847)	(2,450,790)

Net accumulation activity	(4,081,891)	(4,674,440)	(1,281,090)	(2,713,767)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(15,207)	(18,173)	(3,944)	(2,842)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(883)	(927)	(1,433)	834

Net annuitization activity	(16,090)	(19,100)	(5,377)	(2,008)

Net increase (decrease) from contract owner transactions	(4,097,981)	(4,693,540)	(1,286,467)	(2,715,775)

Total increase (decrease) in net assets	(3,683,982)	(4,991,790)	(1,120,563)	(2,908,098)
Net assets at beginning of year	40,049,140	45,040,930	18,095,128	21,003,226

Net assets at end of year	$36,365,158	$40,049,140	$16,974,565	$18,095,128

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	M98 Sub-Account		M93 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(45,101)	$247,935	$(624,034)	$19,919
Net realized gains (losses)	2,663,780	1,909,709	14,888,092	18,024,628
Net change in unrealized appreciation/(depreciation)	(1,456,014)	287,924	(11,780,960)	(11,764,704)

Increase (decrease) in net assets from operations	1,162,665	2,445,568	2,483,098	6,279,843

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	218,968	647,761	423,239	696,375
Transfers between Sub-Accounts (including the Fixed Account), net	(291,628)	1,248,808	2,143,423	(1,469,197)
Withdrawals, surrenders, annuitizations and contract charges	(4,654,616)	(5,317,990)	(15,591,636)	(21,545,064)

Net accumulation activity	(4,727,276)	(3,421,421)	(13,024,974)	(22,317,886)

Annuitization Activity:
Annuitizations	—	—	23,055	—
Annuity payments and contract charges	(37,705)	(37,388)	(1,409)	(256)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(6,182)	13,404	406	(3,228)

Net annuitization activity	(43,887)	(23,984)	22,052	(3,484)

Net increase (decrease) from contract owner transactions	(4,771,163)	(3,445,405)	(13,002,922)	(22,321,370)

Total increase (decrease) in net assets	(3,608,498)	(999,837)	(10,519,824)	(16,041,527)
Net assets at beginning of year	46,933,339	47,933,176	118,129,065	134,170,592

Net assets at end of year	$43,324,841	$46,933,339	$107,609,241	$118,129,065

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MD6 Sub-Account		MB3 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(2,509,336)	$(3,119,331)	$(472,826)	$(502,402)
Net realized gains (losses)	52,461,951	40,396,620	6,725,586	6,867,109
Net change in unrealized appreciation/(depreciation)	(36,262,994)	(42,035,753)	(4,795,557)	(7,020,040)

Increase (decrease) in net assets from operations	13,689,621	(4,758,464)	1,457,203	(655,333)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	3,266,807	3,947,695	528,730	370,072
Transfers between Sub-Accounts (including the Fixed Account), net	(3,497,110)	(4,967,683)	(60,850)	(535,567)
Withdrawals, surrenders, annuitizations and contract charges	(37,324,247)	(36,956,340)	(4,809,994)	(5,991,052)

Net accumulation activity	(37,554,550)	(37,976,328)	(4,342,114)	(6,156,547)

Annuitization Activity:
Annuitizations	50,878	(1,542)	—	74,460
Annuity payments and contract charges	(236,465)	(358,408)	(11,340)	(46,862)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	84,032	75,804	(991)	6,763

Net annuitization activity	(101,555)	(284,146)	(12,331)	34,361

Net increase (decrease) from contract owner transactions	(37,656,105)	(38,260,474)	(4,354,445)	(6,122,186)

Total increase (decrease) in net assets	(23,966,484)	(43,018,938)	(2,897,242)	(6,777,519)
Net assets at beginning of year	311,395,276	354,414,214	37,896,204	44,673,723

Net assets at end of year	$287,428,792	$311,395,276	$34,998,962	$37,896,204

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MD8 Sub-Account		MD9 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(820,172)	$(887,948)	$(3,065,254)	$(2,972,144)
Net realized gains (losses)	(2)	(2)	(2)	(3)
Net change in unrealized appreciation/(depreciation)	1	(2)	2	(2)

Increase (decrease) in net assets from operations	(820,173)	(887,952)	(3,065,254)	(2,972,149)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	5,815,358	2,078,993	3,656,574	4,517,834
Transfers between Sub-Accounts (including the Fixed Account), net	7,553,999	9,944,340	100,031,897	69,068,095
Withdrawals, surrenders, annuitizations and contract charges	(22,131,977)	(14,859,747)	(98,024,593)	(94,208,488)

Net accumulation activity	(8,762,620)	(2,836,414)	5,663,878	(20,622,559)

Annuitization Activity:
Annuitizations	143,850	22,730	4,940	206,514
Annuity payments and contract charges	(112,206)	(147,986)	(32,511)	(40,290)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	206,311	(53,800)	9,694	(10,626)

Net annuitization activity	237,955	(179,056)	(17,877)	155,598

Net increase (decrease) from contract owner transactions	(8,524,665)	(3,015,470)	5,646,001	(20,466,961)

Total increase (decrease) in net assets	(9,344,838)	(3,903,422)	2,580,747	(23,439,110)
Net assets at beginning of year	63,450,866	67,354,288	168,401,641	191,840,751

Net assets at end of year	$54,106,028	$63,450,866	$170,982,388	$168,401,641

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	ME2 Sub-Account		ME3 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$29,859	$136,597	$(190,249)	$23
Net realized gains (losses)	(848,042)	(649,896)	1,096,230	5,923,083
Net change in unrealized appreciation/(depreciation)	243,582	(211,049)	(2,445,157)	(7,579,457)

Increase (decrease) in net assets from operations	(574,601)	(724,348)	(1,539,176)	(1,656,351)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	110,195	353,246	412,279	711,929
Transfers between Sub-Accounts (including the Fixed Account), net	(434,301)	(540,552)	2,216,080	826,437
Withdrawals, surrenders, annuitizations and contract charges	(2,432,572)	(3,454,299)	(8,556,076)	(11,532,323)

Net accumulation activity	(2,756,678)	(3,641,605)	(5,927,717)	(9,993,957)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(3,862)	(9,545)	(2,371)	(2,375)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	1,654	(6,086)	1,070	1,760

Net annuitization activity	(2,208)	(15,631)	(1,301)	(615)

Net increase (decrease) from contract owner transactions	(2,758,886)	(3,657,236)	(5,929,018)	(9,994,572)

Total increase (decrease) in net assets	(3,333,487)	(4,381,584)	(7,468,194)	(11,650,923)
Net assets at beginning of year	24,634,929	29,016,513	57,887,140	69,538,063

Net assets at end of year	$21,301,442	$24,634,929	$50,418,946	$57,887,140

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MA5 Sub-Account		MA7 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$469,627	$1,437,460	$78,567	$273,602
Net realized gains (losses)	(115,537)	377,324	11,588	8,999
Net change in unrealized appreciation/(depreciation)	1,598,069	(2,882,797)	313,014	(532,537)

Increase (decrease) in net assets from operations	1,952,159	(1,068,013)	403,169	(249,936)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	258,131	490,134	6,918	3,433
Transfers between Sub-Accounts (including the Fixed Account), net	(150,168)	(598,194)	509,971	135,865
Withdrawals, surrenders, annuitizations and contract charges	(4,599,083)	(4,863,087)	(698,722)	(755,695)

Net accumulation activity	(4,491,120)	(4,971,147)	(181,833)	(616,397)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(68,071)	(80,542)	(632)	(628)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	37,578	(24,783)	(80)	60

Net annuitization activity	(30,493)	(105,325)	(712)	(568)

Net increase (decrease) from contract owner transactions	(4,521,613)	(5,076,472)	(182,545)	(616,965)

Total increase (decrease) in net assets	(2,569,454)	(6,144,485)	220,624	(866,901)
Net assets at beginning of year	30,929,998	37,074,483	6,242,579	7,109,480

Net assets at end of year	$28,360,544	$30,929,998	$6,463,203	$6,242,579

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	ME4 Sub-Account		MA2 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(220,244)	$(224,393)	$(22,311)	$(21,829)
Net realized gains (losses)	1,624,883	2,106,819	87,649	155,570
Net change in unrealized appreciation/(depreciation)	(372,620)	(539,003)	8,684	(38,422)

Increase (decrease) in net assets from operations	1,032,019	1,343,423	74,022	95,319

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	216,428	73,293	8,134	2,006
Transfers between Sub-Accounts (including the Fixed Account), net	107,094	(53,355)	(2,478)	142,593
Withdrawals, surrenders, annuitizations and contract charges	(1,737,206)	(1,828,712)	(103,830)	(211,875)

Net accumulation activity	(1,413,684)	(1,808,774)	(98,174)	(67,276)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(8,855)	(9,681)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(7,707)	6,711	—	—

Net annuitization activity	(16,562)	(2,970)	—	—

Net increase (decrease) from contract owner transactions	(1,430,246)	(1,811,744)	(98,174)	(67,276)

Total increase (decrease) in net assets	(398,227)	(468,321)	(24,152)	28,043
Net assets at beginning of year	15,593,420	16,061,741	1,480,354	1,452,311

Net assets at end of year	$15,195,193	$15,593,420	$1,456,202	$1,480,354

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MF3 Sub-Account		MF5 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(552,880)	$(1,185,892)	$4,955,369	$9,903,663
Net realized gains (losses)	7,408,354	23,569,341	19,320,273	18,534,338
Net change in unrealized appreciation/(depreciation)	5,471,530	(27,066,043)	(4,992,585)	(42,093,432)

Increase (decrease) in net assets from operations	12,327,004	(4,682,594)	19,283,057	(13,655,431)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	259,928	389,287	1,012,157	5,258,552
Transfers between Sub-Accounts (including the Fixed Account), net	(10,161,015)	(637,996)	(3,521,089)	(3,389,450)
Withdrawals, surrenders, annuitizations and contract charges	(10,213,780)	(15,331,428)	(91,642,382)	(89,686,395)

Net accumulation activity	(20,114,867)	(15,580,137)	(94,151,314)	(87,817,293)

Annuitization Activity:
Annuitizations	8,234	—	—	—
Annuity payments and contract charges	(950)	(5,816)	(9,851)	(10,580)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	1,556	(4,965)	195	(1,113)

Net annuitization activity	8,840	(10,781)	(9,656)	(11,693)

Net increase (decrease) from contract owner transactions	(20,106,027)	(15,590,918)	(94,160,970)	(87,828,986)

Total increase (decrease) in net assets	(7,779,023)	(20,273,512)	(74,877,913)	(101,484,417)
Net assets at beginning of year	77,471,696	97,745,208	650,867,979	752,352,396

Net assets at end of year	$69,692,673	$77,471,696	$575,990,066	$650,867,979

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MF6 Sub-Account		MF7 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$19,224	$61,452	$193,712	$1,370,431
Net realized gains (losses)	248,671	113,089	5,882,198	5,882,068
Net change in unrealized appreciation/(depreciation)	(144,290)	(202,357)	(1,627,156)	(8,356,412)

Increase (decrease) in net assets from operations	123,605	(27,816)	4,448,754	(1,103,913)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	(2,555)	10,914	493,492	779,768
Transfers between Sub-Accounts (including the Fixed Account), net	(132,686)	17,968	(1,347,541)	409,368
Withdrawals, surrenders, annuitizations and contract charges	(371,161)	(356,943)	(10,902,359)	(15,238,543)

Net accumulation activity	(506,402)	(328,061)	(11,756,408)	(14,049,407)

Annuitization Activity:
Annuitizations	—	—	4,940	2,413
Annuity payments and contract charges	(2,144)	(2,302)	(2,766)	(2,356)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	2,012	(3,953)	842	255

Net annuitization activity	(132)	(6,255)	3,016	312

Net increase (decrease) from contract owner transactions	(506,534)	(334,316)	(11,753,392)	(14,049,095)

Total increase (decrease) in net assets	(382,929)	(362,132)	(7,304,638)	(15,153,008)
Net assets at beginning of year	2,640,528	3,002,660	77,277,420	92,430,428

Net assets at end of year	$2,257,599	$2,640,528	$69,972,782	$77,277,420

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MF9 Sub-Account		MG1 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$3,338,218	$12,013,967	$(2,598,417)	$(2,207,727)
Net realized gains (losses)	27,079,311	30,624,105	(3,487,214)	(4,321,981)
Net change in unrealized appreciation/(depreciation)	(9,729,943)	(47,737,664)	7,973,884	(6,026,480)

Increase (decrease) in net assets from operations	20,687,586	(5,099,592)	1,888,253	(12,556,188)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	942,142	4,159,962	187,636	890,265
Transfers between Sub-Accounts (including the Fixed Account), net	(239,660)	2,420,487	10,588,772	(2,648,222)
Withdrawals, surrenders, annuitizations and contract charges	(65,176,213)	(66,390,870)	(19,781,435)	(23,268,596)

Net accumulation activity	(64,473,731)	(59,810,421)	(9,005,027)	(25,026,553)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(1,823)	(1,904)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	66	(64)	543	(1,431)

Net annuitization activity	66	(64)	(1,280)	(3,335)

Net increase (decrease) from contract owner transactions	(64,473,665)	(59,810,485)	(9,006,307)	(25,029,888)

Total increase (decrease) in net assets	(43,786,079)	(64,910,077)	(7,118,054)	(37,586,076)
Net assets at beginning of year	434,272,098	499,182,175	164,263,639	201,849,715

Net assets at end of year	$390,486,019	$434,272,098	$157,145,585	$164,263,639

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MF2 Sub-Account		MG2 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(1,087,616)	$(1,312,754)	$(884,022)	$(1,080,350)
Net realized gains (losses)	(466,077)	(694,071)	(182,903)	(472,704)
Net change in unrealized appreciation/(depreciation)	1,537,382	(2,062,510)	890,695	(781,825)

Increase (decrease) in net assets from operations	(16,311)	(4,069,335)	(176,230)	(2,334,879)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	2,417,821	3,939,475	443,497	948,015
Transfers between Sub-Accounts (including the Fixed Account), net	16,288,580	(5,932,053)	4,842,294	(8,292,912)
Withdrawals, surrenders, annuitizations and contract charges	(47,920,406)	(62,552,657)	(21,993,949)	(27,472,479)

Net accumulation activity	(29,214,005)	(64,545,235)	(16,708,158)	(34,817,376)

Annuitization Activity:
Annuitizations	37,876	68,401	—	4,987
Annuity payments and contract charges	(14,691)	(13,334)	(1,950)	(2,178)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	6,607	(2,173)	289	(987)

Net annuitization activity	29,792	52,894	(1,661)	1,822

Net increase (decrease) from contract owner transactions	(29,184,213)	(64,492,341)	(16,709,819)	(34,815,554)

Total increase (decrease) in net assets	(29,200,524)	(68,561,676)	(16,886,049)	(37,150,433)
Net assets at beginning of year	305,073,432	373,635,108	158,937,215	196,087,648

Net assets at end of year	$275,872,908	$305,073,432	$142,051,166	$158,937,215

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MG3 Sub-Account		MG4 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(296,391)	$(322,181)	$(286,895)	$(325,961)
Net realized gains (losses)	1,841,878	6,617,610	617,670	5,839,265
Net change in unrealized appreciation/(depreciation)	2,787,297	(7,663,559)	3,530,248	(6,890,112)

Increase (decrease) in net assets from operations	4,332,784	(1,368,130)	3,861,023	(1,376,808)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	340,874	437,658	4,175	172,021
Transfers between Sub-Accounts (including the Fixed Account), net	(2,479,591)	(317,422)	(2,588,256)	1,985,667
Withdrawals, surrenders, annuitizations and contract charges	(5,243,025)	(6,875,101)	(3,680,696)	(5,176,293)

Net accumulation activity	(7,381,742)	(6,754,865)	(6,264,777)	(3,018,605)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(1,545)	(27,964)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	3,273	(2,599)	—	—

Net annuitization activity	1,728	(30,563)	—	—

Net increase (decrease) from contract owner transactions	(7,380,014)	(6,785,428)	(6,264,777)	(3,018,605)

Total increase (decrease) in net assets	(3,047,230)	(8,153,558)	(2,403,754)	(4,395,413)
Net assets at beginning of year	34,980,102	43,133,660	31,822,181	36,217,594

Net assets at end of year	$31,932,872	$34,980,102	$29,418,427	$31,822,181

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	MG6 Sub-Account		MG7 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$14,885,379	$38,795,546	$(73,357)	$(110,476)
Net realized gains (losses)	96,551,160	74,743,081	949,191	1,005,929
Net change in unrealized appreciation/(depreciation)	(44,111,748)	(137,243,428)	746,622	(1,207,048)

Increase (decrease) in net assets from operations	67,324,791	(23,704,801)	1,622,456	(311,595)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,842,389	9,502,413	46,119	30,854
Transfers between Sub-Accounts (including the Fixed Account), net	(15,009,956)	(10,748,917)	(769,227)	(95,705)
Withdrawals, surrenders, annuitizations and contract charges	(164,165,056)	(245,765,248)	(936,737)	(1,131,559)

Net accumulation activity	(177,332,623)	(247,011,752)	(1,659,845)	(1,196,410)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(376,049)	(367,059)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	9,576	(10,675)	—	—

Net annuitization activity	(366,473)	(377,734)	—	—

Net increase (decrease) from contract owner transactions	(177,699,096)	(247,389,486)	(1,659,845)	(1,196,410)

Total increase (decrease) in net assets	(110,374,305)	(271,094,287)	(37,389)	(1,508,005)
Net assets at beginning of year	1,700,470,142	1,971,564,429	7,573,913	9,081,918

Net assets at end of year	$1,590,095,837	$1,700,470,142	$7,536,524	$7,573,913

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	V44 Sub-Account		V43 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(83,325)	$(58,077)	$(112,680)	$(144,664)
Net realized gains (losses)	675,711	483,276	(138,980)	1,580,928
Net change in unrealized appreciation/(depreciation)	(632,201)	(126,838)	(496,226)	(2,004,325)

Increase (decrease) in net assets from operations	(39,815)	298,361	(747,886)	(568,061)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	359	1,918	4,142	35,231
Transfers between Sub-Accounts (including the Fixed Account), net	2,683,693	594,011	621,248	(121,580)
Withdrawals, surrenders, annuitizations and contract charges	(614,179)	(717,013)	(805,259)	(2,127,181)

Net accumulation activity	2,069,873	(121,084)	(179,869)	(2,213,530)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	2,069,873	(121,084)	(179,869)	(2,213,530)

Total increase (decrease) in net assets	2,030,058	177,277	(927,755)	(2,781,591)
Net assets at beginning of year	3,575,777	3,398,500	7,397,574	10,179,165

Net assets at end of year	$5,605,835	$3,575,777	$6,469,819	$7,397,574

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	O19 Sub-Account		O23 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(294,038)	$(398,881)	$54,706	$44,911
Net realized gains (losses)	2,387,254	7,085,622	1,155,820	1,024,030
Net change in unrealized appreciation/(depreciation)	(2,968,176)	(6,231,186)	(745,490)	(1,178,863)

Increase (decrease) in net assets from operations	(874,960)	455,555	465,036	(109,922)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	35,288	144,168	90,659	264,286
Transfers between Sub-Accounts (including the Fixed Account), net	(23,384)	(981,493)	3,238,699	(237,785)
Withdrawals, surrenders, annuitizations and contract charges	(2,831,272)	(3,851,952)	(2,871,798)	(2,213,900)

Net accumulation activity	(2,819,368)	(4,689,277)	457,560	(2,187,399)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(3,567)	(4,468)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	4,172	(4,529)	—	—

Net annuitization activity	605	(8,997)	—	—

Net increase (decrease) from contract owner transactions	(2,818,763)	(4,698,274)	457,560	(2,187,399)

Total increase (decrease) in net assets	(3,693,723)	(4,242,719)	922,596	(2,297,321)
Net assets at beginning of year	20,459,674	24,702,393	10,095,675	12,392,996

Net assets at end of year	$16,765,951	$20,459,674	$11,018,271	$10,095,675

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	O20 Sub-Account		O21 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(183,256)	$(164,792)	$(1,869,040)	$(2,766,963)
Net realized gains (losses)	2,404,148	4,312,282	55,264,080	74,440,155
Net change in unrealized appreciation/(depreciation)	(2,803,730)	(3,447,541)	(34,459,571)	(68,038,778)

Increase (decrease) in net assets from operations	(582,838)	699,949	18,935,469	3,634,414

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	118,541	124,348	2,131,642	3,417,519
Transfers between Sub-Accounts (including the Fixed Account), net	(1,176,386)	36,947	(9,773,949)	(13,149,797)
Withdrawals, surrenders, annuitizations and contract charges	(3,774,904)	(4,843,164)	(35,959,216)	(47,326,429)

Net accumulation activity	(4,832,749)	(4,681,869)	(43,601,523)	(57,058,707)

Annuitization Activity:
Annuitizations	—	—	19,762	41,239
Annuity payments and contract charges	—	—	(19,252)	(17,970)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	4,131	12,759

Net annuitization activity	—	—	4,641	36,028

Net increase (decrease) from contract owner transactions	(4,832,749)	(4,681,869)	(43,596,882)	(57,022,679)

Total increase (decrease) in net assets	(5,415,587)	(3,981,920)	(24,661,413)	(53,388,265)
Net assets at beginning of year	24,056,298	28,038,218	229,753,746	283,142,011

Net assets at end of year	$18,640,711	$24,056,298	$205,092,333	$229,753,746

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	O04 Sub-Account		PH2 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(93,732)	$(79,995)	$9,126	$8,492
Net realized gains (losses)	539,836	1,721,057	27,891	22,503
Net change in unrealized appreciation/(depreciation)	469,598	(2,167,949)	(18,269)	(50,659)

Increase (decrease) in net assets from operations	915,702	(526,887)	18,748	(19,664)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	109,080	43,165	—	38
Transfers between Sub-Accounts (including the Fixed Account), net	506,728	75,148	126,390	44,396
Withdrawals, surrenders, annuitizations and contract charges	(696,989)	(1,162,757)	(31,602)	(25,537)

Net accumulation activity	(81,181)	(1,044,444)	94,788	18,897

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(81,181)	(1,044,444)	94,788	18,897

Total increase (decrease) in net assets	834,521	(1,571,331)	113,536	(767)
Net assets at beginning of year	6,257,962	7,829,293	200,218	200,985

Net assets at end of year	$7,092,483	$6,257,962	$313,754	$200,218

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	P08 Sub-Account		PC0 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$179,450	$348,534	$148,439	$323,220
Net realized gains (losses)	(699,397)	(1,153,012)	(881,250)	(530,212)
Net change in unrealized appreciation/(depreciation)	2,569,352	(1,592,799)	2,633,608	(2,044,781)

Increase (decrease) in net assets from operations	2,049,405	(2,397,277)	1,900,797	(2,251,773)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	20,956	30,897	152	240,545
Transfers between Sub-Accounts (including the Fixed Account), net	(105,872)	(3,034,907)	(1,197,769)	610,412
Withdrawals, surrenders, annuitizations and contract charges	(2,375,037)	(3,346,827)	(2,279,807)	(3,546,069)

Net accumulation activity	(2,459,953)	(6,350,837)	(3,477,424)	(2,695,112)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(2,459,953)	(6,350,837)	(3,477,424)	(2,695,112)

Total increase (decrease) in net assets	(410,548)	(8,748,114)	(1,576,627)	(4,946,885)
Net assets at beginning of year	19,696,479	28,444,593	18,751,715	23,698,600

Net assets at end of year	$19,285,931	$19,696,479	$17,175,088	$18,751,715

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	P70 Sub-Account		P10 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(2,212)	$11,874	$(198,954)	$1,195,439
Net realized gains (losses)	(132,425)	(48,728)	(10,524,053)	(8,940,390)
Net change in unrealized appreciation/(depreciation)	189,186	(103,529)	15,291,497	(4,357,467)

Increase (decrease) in net assets from operations	54,549	(140,383)	4,568,490	(12,102,418)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	28,132	8	160,377	182,411
Transfers between Sub-Accounts (including the Fixed Account), net	(62,488)	128,025	(3,444,118)	9,969,634
Withdrawals, surrenders, annuitizations and contract charges	(92,791)	(32,402)	(5,104,420)	(7,147,569)

Net accumulation activity	(127,147)	95,631	(8,388,161)	3,004,476

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(107)	(162)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	348	(489)

Net annuitization activity	—	—	241	(651)

Net increase (decrease) from contract owner transactions	(127,147)	95,631	(8,387,920)	3,003,825

Total increase (decrease) in net assets	(72,598)	(44,752)	(3,819,430)	(9,098,593)
Net assets at beginning of year	446,503	491,255	36,847,209	45,945,802

Net assets at end of year	$373,905	$446,503	$33,027,779	$36,847,209

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	PK8 Sub-Account		P20 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$440,129	$547,690	$12,822	$14,357
Net realized gains (losses)	(479,555)	(401,057)	(11,914)	(3,320)
Net change in unrealized appreciation/(depreciation)	1,383,667	(661,514)	37,107	(25,137)

Increase (decrease) in net assets from operations	1,344,241	(514,881)	38,015	(14,100)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	4,639	81,782	80,373	—
Transfers between Sub-Accounts (including the Fixed Account), net	(854,068)	(1,683,331)	821	(9,144)
Withdrawals, surrenders, annuitizations and contract charges	(1,645,874)	(2,315,596)	(110,497)	(38,128)

Net accumulation activity	(2,495,303)	(3,917,145)	(29,303)	(47,272)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(1,157)	(1,349)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(84)	(1,551)	—	—

Net annuitization activity	(1,241)	(2,900)	—	—

Net increase (decrease) from contract owner transactions	(2,496,544)	(3,920,045)	(29,303)	(47,272)

Total increase (decrease) in net assets	(1,152,303)	(4,434,926)	8,712	(61,372)
Net assets at beginning of year	12,770,747	17,205,673	361,335	422,707

Net assets at end of year	$11,618,444	$12,770,747	$370,047	$361,335

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	PD6 Sub-Account		P06 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$3,663,878	$(159,781)	$267,976	$1,221,318
Net realized gains (losses)	(9,589,055)	(5,794,434)	(1,236,943)	(318,501)
Net change in unrealized appreciation/(depreciation)	16,704,153	(2,040,174)	2,769,743	(3,398,888)

Increase (decrease) in net assets from operations	10,778,976	(7,994,389)	1,800,776	(2,496,071)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	381,434	2,698,224	247,088	364,983
Transfers between Sub-Accounts (including the Fixed Account), net	(12,367,850)	(17,569,335)	1,055,726	(757,082)
Withdrawals, surrenders, annuitizations and contract charges	(49,624,672)	(65,280,887)	(8,338,140)	(12,231,797)

Net accumulation activity	(61,611,088)	(80,151,998)	(7,035,326)	(12,623,896)

Annuitization Activity:
Annuitizations	—	—	—	58,286
Annuity payments and contract charges	(10,234)	(12,102)	(3,368)	(31,255)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	1,452	36,035	4,100	(4,320)

Net annuitization activity	(8,782)	23,933	732	22,711

Net increase (decrease) from contract owner transactions	(61,619,870)	(80,128,065)	(7,034,594)	(12,601,185)

Total increase (decrease) in net assets	(50,840,894)	(88,122,454)	(5,233,818)	(15,097,256)
Net assets at beginning of year	549,137,374	637,259,828	51,516,094	66,613,350

Net assets at end of year	$498,296,480	$549,137,374	$46,282,276	$51,516,094

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	P07 Sub-Account		PI3 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$743,260	$7,092,906	$483,501	$(351,597)
Net realized gains (losses)	(1,131,401)	2,287,571	(154,428)	759,016
Net change in unrealized appreciation/(depreciation)	2,624,895	(11,946,087)	(535,696)	(894,578)

Increase (decrease) in net assets from operations	2,236,754	(2,565,610)	(206,623)	(487,159)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	665,666	1,511,270	28,437	208,673
Transfers between Sub-Accounts (including the Fixed Account), net	11,801,578	(6,275,850)	1,569,074	3,660,207
Withdrawals, surrenders, annuitizations and contract charges	(29,767,869)	(44,487,676)	(3,085,161)	(2,728,500)

Net accumulation activity	(17,300,625)	(49,252,256)	(1,487,650)	1,140,380

Annuitization Activity:
Annuitizations	19,762	19,828	—	—
Annuity payments and contract charges	(9,957)	(77,075)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(8,542)	(10,082)	—	—

Net annuitization activity	1,263	(67,329)	—	—

Net increase (decrease) from contract owner transactions	(17,299,362)	(49,319,585)	(1,487,650)	1,140,380

Total increase (decrease) in net assets	(15,062,608)	(51,885,195)	(1,694,273)	653,221
Net assets at beginning of year	204,323,414	256,208,609	22,655,392	22,002,171

Net assets at end of year	$189,260,806	$204,323,414	$20,961,119	$22,655,392

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	P72 Sub-Account		W41 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$30,349	$(11,660)	$(5,021)	$(5,932)
Net realized gains (losses)	654,661	896,824	84,486	150,461
Net change in unrealized appreciation/(depreciation)	849,232	(1,667,780)	(38,862)	(148,430)

Increase (decrease) in net assets from operations	1,534,242	(782,616)	40,603	(3,901)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	64,386	43,299	1,829	5,203
Transfers between Sub-Accounts (including the Fixed Account), net	(1,624,161)	3,191,379	5,816	(21,833)
Withdrawals, surrenders, annuitizations and contract charges	(1,593,830)	(2,530,125)	(56,754)	(104,985)

Net accumulation activity	(3,153,605)	704,553	(49,109)	(121,615)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	370	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	370	—	—	—

Net increase (decrease) from contract owner transactions	(3,153,235)	704,553	(49,109)	(121,615)

Total increase (decrease) in net assets	(1,618,993)	(78,063)	(8,506)	(125,516)
Net assets at beginning of year	15,831,203	15,909,266	319,237	444,753

Net assets at end of year	$14,212,210	$15,831,203	$310,731	$319,237

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	W42 Sub-Account		W46 Sub-Account[6]
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Operations:
Net investment income (loss)	$(849)	$(1,500)	$(20,028)	$(125,434)
Net realized gains (losses)	9,547	13,320	812,543	(71,847)
Net change in unrealized appreciation/(depreciation)	(6,696)	(13,554)	155,804	(456,488)

Increase (decrease) in net assets from operations	2,002	(1,734)	948,319	(653,769)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	763	134,790
Transfers between Sub-Accounts (including the Fixed Account), net	(1,237)	(1,861)	(40,648,448)	4,458,470
Withdrawals, surrenders, annuitizations and contract charges	(29,675)	(423)	(1,798,301)	(4,355,086)

Net accumulation activity	(30,912)	(2,284)	(42,445,986)	238,174

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(30,912)	(2,284)	(42,445,986)	238,174

Total increase (decrease) in net assets	(28,910)	(4,018)	(41,497,667)	(415,595)
Net assets at beginning of year	75,099	79,117	41,497,667	41,913,262

Net assets at end of year	$46,189	$75,099	$—	$41,497,667

[6]	The activities for this Sub-Account are for the period of January 1, 2016 to April 28, 2016. Refer to Note 1 for details on merged Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2016

1. BUSINESS AND ORGANIZATION

Delaware Life Variable Account F (the “Variable Account”) is a separate account of Delaware Life Insurance Company (the “Sponsor”). The Variable Account was established on July 13, 1989 as a funding vehicle for the variable portion of Regatta contracts, Regatta Access contracts, Regatta Choice contracts, Regatta Choice II contracts, Regatta Classic contracts, Regatta Extra contracts, Regatta Flex II contracts, Regatta Flex 4 contracts, Regatta Gold contracts, Regatta Platinum contracts, Masters Access contracts, Masters Choice contracts, Masters Choice II contracts, Masters Extra contracts, Masters Extra II contracts, Masters Flex contracts, Masters Flex II contracts, Masters I Share contracts, Masters IV contracts, Masters VII contracts (collectively the “Contracts”), and certain other fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department and is an investment company. Accordingly, the Variable Account follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub-Account	Previous Name	Effective Date
H24	Huntington VA Dividend Capture Fund	February 12, 2016
H32	Huntington VA Situs Fund	February 12, 2016
MD8	MFS VIT II Money Market Portfolio Initial Class	April 29, 2016
MD9	MFS VIT II Money Market Portfolio Service Class	April 29, 2016
PH2	PIMCO Global Dividend Portfolio, Advisor Class	June 17, 2016

The following Sub-Account was liquidated and merged with an existing Sub-Accounts during the current year:

Closed Sub-Account	New Sub-Account	Effective Date
C63	C89	April 29, 2016
C61	C59	April 29, 2016
C62	C60	April 29, 2016
C65	C58	April 29, 2016
C64	C90	April 29, 2016
W46	MD9	April 29, 2016

Columbia Variable Portfolio—Loomis Sayles Growth Fund II Class 1 Sub-Account (C63) has a zero balance at December 31, 2016 and therefore does not appear on the statements of assets and liabilities.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

1. BUSINESS AND ORGANIZATION (CONTINUED)

The commencement date related to Sub-Accounts held by the contract owners of the Variable Account (if commenced within the past five years) is as follows:

Sub-Account	Effective Date
C59, C60, C58, C89, C90	April 29, 2016
M44, M40, M05, M44	August 11, 2014
M07, M35	August 16, 2013
M82, M83, M08, M42	December 10, 2012
M31, M80, MF1, M41	August, 20, 2012

A summary of Sub-Accounts held by the contract owners of the Variable Account, with commencement dates earlier than the past five years, but for which the first activity occurred within the last five years, is as follows:

Sub-Account	Year of First Activity
FFS	2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2016. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

Purchase Payments

Upon issuance of new Contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”. The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Withdrawals

At any time during the accumulation phase (the period before the first annuity payment), the contract owner may elect to receive a cash withdrawal payment under the contract. If the contract owner requests a full withdrawal, the contract owner will receive the value of their account at the end of period, less the contract maintenance charge for the current contract year and any applicable withdrawal charge.

If the contract owner requests a partial withdrawal, the contract owner will receive the amount requested less any applicable withdrawal charge and the account value will be reduced by the amount requested. Any requests for partial withdrawals that would result in the value of the contract owner’s account being reduced to an amount less than the contract maintenance charge for the current contract year is treated as a request for a full withdrawal.

Annuitization

On the annuity commencement date, the contract’s accumulation account is canceled and its adjusted value is applied to provide an annuity. The adjusted value will be equal to the value of the accumulation account for the period that ends immediately before the annuity commencement date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge.

Annuity Payments

The amount of the first variable annuity payment is determined in accordance with the annuity payment rates found in the contract. The number of units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the annuity unit value of that Sub-Account for the period that ends immediately before the annuity commencement date. The number of units of each Sub-Account credited to the contract then remains fixed, unless an exchange of units is made. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, depending on the investment performance of the Sub-Accounts.

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Accounting for Uncertain Tax Provisions

The 2003 through 2016 tax years generally remain subject to examination by U.S. federal and most state tax authorities. Although the Sponsor remains jointly and severally liable for consolidated tax liabilities, the Sponsor will be held harmless by its former parent for any such liability. The Sponsor believes that the possibility of a tax liability for the tax years prior to August 1, 2013 is remote. Additionally, the Sponsor does not believe it has any uncertain tax provisions for its stand-alone federal and state income tax returns that would be material to its financial statements. Therefore, the Sponsor did not record a liability for uncertain tax provisions at December 31, 2016.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimates are fair value measurements of investments and the calculation of the reserve for variable annuities. Actual results could vary from the amounts derived from management’s estimates.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Subsequent events

Management has evaluated events subsequent to December 31, 2016 noting there are no subsequent events requiring accounting adjustments or disclosure.

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, Topic 820 establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2016, the net assets held in the Variable Account was categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2016. There were no transfers between levels during the year ended December 31, 2016.

4. RELATED PARTY TRANSACTIONS

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks, the optional death benefit riders and optional living benefit riders are based on the average daily Variable Account assets and are deducted from the Variable Account at the end of each valuation period to cover the risks assumed by the Sponsor. These charges are reflected in the Statement of Operations.

The deductions are calculated at different levels based upon the elections made by the contract holder and are transferred periodically to the Sponsor. At December 31, 2016, the deduction is at an effective annual rate as follows:

	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6	Level 7	Level 8	Level 9
Regatta	1.40%	—	—	—	—	—	—	—	—
Regatta Gold	1.25%	—	—	—	—	—	—	—	—
Regatta Classic	1.00%	—	—	—	—	—	—	—	—
Regatta Platinum	1.25%	—	—	—	—	—	—	—	—
Regatta Extra	1.30%	1.45%	1.55%	1.70%	—	—	—	—	—
Regatta Choice	0.85%	1.00%	1.10%	1.15%	1.25%	1.40%	—	—	—
Regatta Access	1.00%	1.15%	1.25%	1.40%	1.50%	1.65%	—	—	—
Regatta Flex 4	0.95%	1.10%	1.20%	1.35%	1.45%	1.60%	—	—	—
Regatta Flex II	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%	—
Regatta Choice II	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	—	—
Masters Extra	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%	2.05%	2.25%	—
Masters Choice	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%	—
Masters Access	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%	—	—	—
Masters Flex	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%	—
Masters IV	1.25%	1.30%	1.35%	1.45%	1.50%	1.55%	1.60%	1.65%	1.75%
Masters VII	1.00%	1.05%	1.20%	1.25%	1.30%	1.35%	1.40%	1.50%	—
Masters Extra II	1.40%	1.80%	—	—	—	—	—	—	—
Masters Choice II	1.05%	1.30%	1.45%	—	—	—	—	—	—
Masters Flex II	1.30%	1.70%	—	—	—	—	—	—	—
Masters I Share	0.50%	—	—	—	—	—	—	—	—

Distribution and administrative expense charges

For assuming the risk that surrender charges may be insufficient to compensate the Sponsor for the costs of distributing the Contracts, the Sponsor makes a deduction from the Sub-Account at the end of each valuation period for the first seven account years at an effective annual rate of 0.15% of the average daily value of the contract invested in the Sub-Account attributable to Regatta, Masters VII, Masters Extra, Masters Extra II, Masters Choice and Masters Choice II, and at an effective annual rate of 0.20% of the average daily value of the contract invested in the Sub-Account attributable to Masters IV, Masters Access, Masters Flex and Masters Flex II. There are no distribution charges associated with the other contracts listed in Note 1.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES (CONTINUED)

Distribution and administrative expense charges (Continued)

Additionally, for Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Masters Extra, Masters Choice, Masters Access, Masters Flex, Masters IV, Masters VII, Masters Extra II, Masters Flex II, Masters I Share, and Masters Choice II contracts, an administrative expense charge is deducted from the assets of the Variable Account at an annual effective rate equal to 0.15% of the average daily Variable Account value. This charge is designed to reimburse the Sponsor for expenses incurred in administering the Contracts, the accounts and the Variable Account that are not covered by the annual account administration fee (“Account Fee”). Distribution and administrative expense charges are reflected in the Statement of Operations.

Administration charges (“Account Fee”)

Each year on the account anniversary date, an Account Fee equal to the lesser of $30 or 2% of the participant’s account value in the case of Regatta Gold, $35 in the case of Regatta Extra and Regatta Platinum contracts, and $50 in the case of Regatta Choice, Regatta Classic, Regatta Access, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Masters Extra, Masters Choice, Masters Access, Masters Flex, Masters IV, Masters VII, Masters Extra II, Masters Flex II, Masters I Share, and Masters Choice II contracts (after account year 5, the Account Fee for Regatta Gold, Regatta Platinum, Regatta Extra, and Regatta Choice contracts, may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant’s account value) is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses. The Account Fee related to contracts in the accumulation phase is reflected in the Statement of Changes in Net Assets as part of “Withdrawals, surrenders, annuitizations, and contract charges” line item. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year and reflected under the line item “annuity payments and contract charges” in the Statement of Changes in Net Assets.

Surrender charges

The Sponsor does not deduct a sales charge from the purchase payments. However, a surrender charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn will be deducted to cover certain expenses relating to the sale of Regatta, Regatta Gold, Regatta Flex 4, and Regatta Platinum contracts; 8% for Regatta Extra, Regatta Choice II, Regatta Flex II, Masters Choice, Masters Choice II, Masters Flex, Masters Flex II, Masters Extra, Masters Extra II, Masters IV, and Masters VII; and for 7% for Regatta Choice if the contract holder requests a full withdrawal prior to reaching the pay-out phase. These charges are reflected in the “Withdrawals, surrenders, annuitizations and contract charges” line on the Statement of Changes in Net Assets.

Optional living benefit rider charges (“Benefit Fee”)

Benefit Fee is charged for optional living benefit riders elected by the contract holder. The benefit fee is deducted from the related account value as highlighted in the following table.

	Single Life Quarterly Charge	Joint Life Quarterly Charge	Single Life Annual Charge	Joint Life Annual Charge
Secured Returns	0.1000%	N/A	0.40%	N/A
Secured Returns 2	0.1250%	N/A	0.50%	N/A
Secured Returns for Life	0.1250%	N/A	0.50%	N/A
Secured Returns for Life Plus	0.1250%	N/A	0.50%	N/A
Income on Demand	0.1625%	0.2125%	0.65%	0.85%
Income on Demand II	0.1625%	0.2125%	0.65%	0.85%
Retirement Asset Protector	0.1875%	N/A	0.75%	N/A
Retirement Income Escalator	0.1875%	0.2375%	0.75%	0.95%
Income Advisor	0.2250%	0.2750%	0.90%	1.10%
Income on Demand II Plus	0.2375%	0.2875%	0.95%	1.15%
Income on Demand II Escalator	0.2375%	0.2875%	0.95%	1.15%
Retirement Income Escalator II	0.2375%	0.2875%	0.95%	1.15%
Income Riser	0.2750%	0.3250%	1.10%	1.30%
Income on Demand III Escalator	0.2750%	0.3250%	1.10%	1.30%
Income Riser III	0.2750%	0.3000%	1.10%	1.20%
Income Maximizer	0.2750%	0.3000%	1.10%	1.20%
Income Maximizer Plus	0.3125%	0.3625%	1.25%	1.45%

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES (CONTINUED)

Optional living benefit rider charges (“Benefit Fee”) (Continued)

Income Advisor was only available on Masters I Share contracts. Income Maximizer, Income Maximizer Plus, and Income Riser III were available on Masters Choice II contracts, Masters Extra II contracts, and Masters Flex II contracts. The remaining optional living benefits above were available on Masters Extra, Masters Choice, Masters Flex, and Masters Access contracts.

Secured Returns for Life and Secured Returns for Life Plus were the only optional living benefits available on Masters IV and Masters VII contracts.

Secured Returns, Secured Returns 2, Secured Returns for Life, Secured Returns for Life Plus, Income on Demand, and Retirement Asset Protector were the only optional living benefits available on Regatta Flex II and Regatta Choice II contracts.

Benefit Fee is reflected in the “Withdrawals, surrenders, annuitizations and contract charges” line on the Statement of Changes in Net Assets

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to deduct the taxes at the annuity commencement date. However, the Sponsor reserves the right to deduct such taxes when incurred.

6. RESERVE FOR VARIABLE ANNUITIES

Reserve for variable annuities represents the actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and who chose the variable payout option. Annuity reserves for contracts with annuity commencement dates on or between January 1, 1987 and December 31, 1998 are calculated using the 1983 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or between January 1, 1999 and December 31, 2014 are calculated using the Annuity 2000 Table. Annuity reserves for contracts with annuity commencement dates on or after January 1, 2015 are calculated using the 2012 Individual Annuitant Mortality Table. All annuity reserves are calculated using an assumed interest rate of at least 3% or 4% per year. The Individual Annuitant Mortality Tables utilized are subject to change in conjunction with changes in the tables currently adopted by the National Association of Insurance Commissioners. The mortality risk is fully borne by the Sponsor and may result in additional amounts being transferred into the variable annuity account by the Sponsor to cover greater longevity of annuities than expected. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

7. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2016 were as follows:

	Purchases	Sales
AL1	$10,159,666	$14,997,810
AO5	5,779,167	17,927,591
AM2	862,385	1,501,904
A98	3,725,958	8,417,447
A74	7,412,383	4,992,299
B18	22,903,728	98,673,840
C65	448,480	6,895,502
C61	455,400	437,947
C62	21,950,801	76,622,228
C64	10,093,154	25,120,867
C71	15,124	8,714
C59	664,310	190,549
C60	74,609,347	10,450,153
C89	98,954	26,438
C90	24,483,531	4,685,094
C58	7,106,936	941,356
FD7	13,449,385	24,943,401
F24	25,944,986	40,466,455
F88	675,247	731,234
FB9	1,042,934	4,292,838
F15	2,448,537	6,536,322
F41	11,796,720	27,943,263
FE3	21,761,781	58,925,601
T21	1,683,757	8,498,349
T20	8,912,957	27,682,427
FE6	3,117,155	8,916,723
T59	1,073,249	2,057,846
F56	2,429,500	5,264,182
F59	10,497,569	21,010,332
FF0	122,713	628,212
F54	19,872,603	42,904,817
FG8	58,088	67,549
F53	8,302,271	11,881,089
FJ9	237,695	263,466
T28	1,663,425	4,714,740
FJ0	35,909	83,756
H24	300,938	718,799
H32	646,332	593,586
V35	1,554,870	3,360,413

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

7. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
V13	$6,921,188	$10,361,641
V11	14,097,146	27,532,245
AC1	611,341	1,038,118
J88	19,524,252	9,729,650
J94	5,934,660	5,693,133
L11	3,653,735	12,673,786
L18	1,800,498	6,986,717
L17	3,418,519	9,796,409
M07	31,553,392	56,478,290
M35	39,511,595	86,548,879
M31	10,452,450	18,580,940
M80	6,635,180	4,993,191
MF1	2,542,277	3,997,042
M41	4,510,143	7,752,253
M05	3,696,100	9,392,704
M42	7,496,534	15,779,615
M89	60,810,126	97,438,793
M82	19,609,640	30,775,424
M44	9,406,228	19,583,731
M40	11,725,821	21,933,894
M83	33,810,707	61,582,683
M08	21,340,364	34,194,635
MB6	36,594,823	42,706,466
MB7	11,961,104	19,118,958
MC0	6,697,956	12,852,230
MA0	23,742,370	32,616,983
MC2	10,879,201	14,721,512
MC1	7,008,692	11,336,388
MC3	543,905	2,867,563
MA1	1,406,749	4,532,312
MC4	1,087,468	2,321,606
MC5	186,574	207,968
MC6	3,453,241	6,676,908
MC7	760,672	427,238
MC8	2,040,134	12,509,141
MC9	250,185	1,269,483
MD0	4,673,198	8,749,743
M92	58,009,541	100,615,030
M96	8,921,870	16,937,615
MD2	30,309,277	46,351,007
MA6	8,267,178	14,555,568
MA3	8,907,413	17,220,883
M97	4,136,493	6,427,757
MD5	3,217,763	3,734,559
M98	3,061,000	6,884,627
M93	14,157,498	25,692,836
MD6	39,993,945	46,197,859
MB3	6,341,957	6,989,612
MD8	20,868,566	30,087,365

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

7. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
MD9	$139,597,250	$137,707,447
ME2	1,051,392	3,841,161
ME3	5,578,630	11,716,384
MA5	2,606,135	6,863,249
MA7	881,335	1,006,691
ME4	1,185,468	2,431,350
MA2	233,936	317,620
MF3	9,844,479	23,068,530
MF5	54,162,562	123,203,432
MF6	445,084	916,058
MF7	8,058,710	18,545,000
MF9	50,875,222	84,467,404
MG1	17,024,973	28,765,286
MF2	25,054,557	55,329,209
MG2	15,560,709	33,204,019
MG3	3,962,156	8,855,801
MG4	5,861,011	10,505,157
MG6	145,040,406	227,792,563
MG7	1,820,359	2,870,600
V44	4,408,405	1,504,040
V43	1,597,492	1,600,902
O19	3,984,423	5,162,057
O23	4,257,196	3,748,856
O20	3,614,679	7,519,008
O21	32,126,538	51,949,472
O04	1,257,259	1,191,968
PH2	249,140	86,136
P08	1,886,821	4,168,772
PC0	1,575,936	4,882,614
P70	34,496	164,020
P10	3,163,683	11,779,238
PK8	1,246,137	3,301,419
P20	67,807	84,288
PD6	27,191,608	85,304,844
P06	3,445,751	10,271,230
P07	19,523,456	36,242,425
PI3	4,371,410	5,359,102
P72	2,691,227	5,656,939
W41	145,642	92,971
W42	12,179	32,144
W46	1,527,995	43,969,080

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2016 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AL1	582,846	1,230,067	(647,221)
AO5	710,557	1,717,646	(1,007,089)
AM2	133,001	194,475	(61,474)
A98	675,879	1,320,511	(644,632)
A74	424,398	338,604	85,794
B18	2,294,363	7,242,421	(4,948,058)
C65	35,451	549,257	(513,806)
C61	49,862	52,880	(3,018)
C62	511,848	6,147,475	(5,635,627)
C64	61,082	1,633,797	(1,572,715)
C71	704	465	239
C59	64,984	17,759	47,225
C60	7,564,709	1,040,462	6,524,247
C89	9,523	2,366	7,157
C90	2,478,535	458,208	2,020,327
C58	691,204	75,267	615,937
FD7	934,013	1,850,034	(916,021)
F24	1,143,669	2,845,221	(1,701,552)
F88	40,929	48,694	(7,765)
FB9	61,637	308,169	(246,532)
F15	133,887	469,437	(335,550)
F41	485,830	1,779,719	(1,293,889)
FE3	1,772,634	4,633,124	(2,860,490)
T21	218,003	795,826	(577,823)
T20	558,298	1,740,309	(1,182,011)
FE6	104,609	717,237	(612,628)
T59	138,671	226,824	(88,153)
F56	85,850	269,618	(183,768)
F59	771,821	1,792,904	(1,021,083)
FF0	1,266	47,937	(46,671)
F54	386,218	2,135,853	(1,749,635)
FG8	1,918	3,920	(2,002)
F53	177,974	443,800	(265,826)
FJ9	7,897	16,267	(8,370)
T28	142,871	389,754	(246,883)
FJ0	2,878	8,003	(5,125)
H24	25,016	56,813	(31,797)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
H32	8,276	43,379	(35,103)
V35	85,765	220,713	(134,948)
V13	412,609	837,160	(424,551)
V11	960,611	2,034,557	(1,073,946)
AC1	51,857	85,020	(33,163)
J88	2,132,425	1,248,686	883,739
J94	432,996	436,270	(3,274)
L11	622,383	1,644,144	(1,021,761)
L18	143,476	372,810	(229,334)
L17	164,932	482,004	(317,072)
M07	1,463,738	5,056,817	(3,593,079)
M35	3,007,653	8,546,680	(5,539,027)
M31	228,319	826,485	(598,166)
M80	255,557	243,214	12,343
MF1	135,733	467,266	(331,533)
M41	159,261	422,593	(263,332)
M05	267,877	991,829	(723,952)
M42	683,854	1,445,989	(762,135)
M89	6,920,932	11,152,470	(4,231,538)
M82	488,089	2,193,184	(1,705,095)
M44	484,638	2,182,671	(1,698,033)
M40	1,597,886	3,033,682	(1,435,796)
M83	1,070,877	4,724,898	(3,654,021)
M08	1,019,074	2,721,241	(1,702,167)
MB6	443,109	1,704,977	(1,261,868)
MB7	307,464	953,030	(645,566)
MC0	255,718	604,977	(349,259)
MA0	1,434,400	2,126,484	(692,084)
MC2	182,620	700,789	(518,169)
MC1	340,968	774,311	(433,343)
MC3	24,702	121,888	(97,186)
MA1	189,231	422,556	(233,325)
MC4	68,126	117,597	(49,471)
MC5	20,323	19,367	956
MC6	66,639	241,176	(174,537)
MC7	27,496	19,700	7,796
MC8	107,234	596,208	(488,974)
MC9	16,729	70,010	(53,281)
MD0	108,345	327,084	(218,739)
M92	2,662,698	8,316,409	(5,653,711)
M96	470,575	927,786	(457,211)
MD2	2,691,627	4,011,553	(1,319,926)
MA6	234,222	617,706	(383,484)
MA3	443,971	1,018,865	(574,894)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
M97	116,973	331,748	(214,775)
MD5	286,779	373,914	(87,135)
M98	64,400	214,486	(150,086)
M93	1,066,568	1,981,986	(915,418)
MD6	666,285	2,942,549	(2,276,264)
MB3	146,210	380,135	(233,925)
MD8	2,143,853	2,885,548	(741,695)
MD9	21,835,377	21,257,812	577,565
ME2	57,944	237,902	(179,958)
ME3	435,087	748,405	(313,318)
MA5	134,556	373,594	(239,038)
MA7	45,060	54,129	(9,069)
ME4	93,452	250,132	(156,680)
MA2	10,367	16,291	(5,924)
MF3	313,061	1,600,763	(1,287,702)
MF5	3,152,082	9,548,425	(6,396,343)
MF6	36,804	59,170	(22,366)
MF7	519,623	1,212,703	(693,080)
MF9	1,291,939	4,743,803	(3,451,864)
MG1	1,948,633	2,665,043	(716,410)
MF2	3,377,566	6,269,368	(2,891,802)
MG2	2,219,830	3,902,383	(1,682,553)
MG3	133,937	546,837	(412,900)
MG4	321,097	680,356	(359,259)
MG6	4,101,925	14,642,716	(10,540,791)
MG7	76,362	157,627	(81,265)
V44	236,931	106,734	130,197
V43	118,872	130,700	(11,828)
O19	172,700	306,475	(133,775)
O23	977,349	915,384	61,965
O20	192,340	437,744	(245,404)
O21	552,024	2,471,760	(1,919,736)
O04	40,458	44,004	(3,546)
PH2	15,472	7,189	8,283
P08	176,035	368,553	(192,518)
PC0	168,134	504,115	(335,981)
P70	9,261	34,162	(24,901)
P10	813,319	2,293,862	(1,480,543)
PK8	64,134	159,080	(94,946)
P20	5,888	8,724	(2,836)
PD6	2,153,725	7,752,149	(5,598,424)
P06	298,221	753,808	(455,587)
P07	1,564,536	2,614,606	(1,050,070)
PI3	409,620	552,577	(142,957)
P72	240,242	421,255	(181,013)
W41	2,454	4,644	(2,190)
W42	24	1,961	(1,937)
W46	185,904	4,037,527	(3,851,623)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

The changes in units outstanding for the year ended December 31, 2015 were as follows:

	10/1/2015 Annuity Units	Units Issued	Units Redeemed	Net Increase (Decrease)
AL1	—	10,709,461	11,161,271	(451,810)
AO5	—	25,801,553	26,560,449	(758,896)
AM2	—	2,126,569	2,255,916	(129,347)
A98	—	19,712,589	21,349,409	(1,636,820)
A74	1,888	1,207,219	1,288,245	(79,138)
B18	7,896	90,028,161	95,634,147	(5,598,090)
C61	—	5,247	4,851	396
C62	75	18,121,208	19,525,918	(1,404,635)
C64	4,042	4,605,538	5,090,575	(480,995)
C65	—	1,314,328	1,401,989	(87,661)
C71	—	5,182	5,143	39
FD7	—	17,793,644	18,041,469	(247,825)
F24	8,822	37,120,940	38,922,675	(1,792,913)
F88	—	303,221	354,686	(51,465)
FB9	—	1,800,564	2,009,450	(208,886)
F15	—	1,991,375	2,212,440	(221,065)
F41	122	20,886,117	22,160,100	(1,273,861)
FE3	3,248	72,886,832	77,366,252	(4,476,172)
T21	39	7,858,801	7,797,763	61,077
T20	4,502	21,045,148	21,942,298	(892,648)
FE6	—	2,995,066	3,378,073	(383,007)
T59	—	1,394,506	1,526,317	(131,811)
F56	1,056	2,959,661	3,176,161	(215,444)
F59	3,225	18,833,753	20,082,729	(1,245,751)
FF0	—	467,805	480,949	(13,144)
F54	1,737	25,967,548	26,980,644	(1,011,359)
FG8	—	45,593	45,221	372
F53	—	3,074,411	3,208,486	(134,075)
FJ9	—	115,285	119,048	(3,763)
T28	—	3,588,196	4,061,166	(472,970)
FJ0	—	58,896	66,968	(8,072)
H24	—	461,494	546,387	(84,893)
H27	—	—	230,193	(230,193)
H32	—	491,812	586,438	(94,626)
V35	—	1,598,772	1,620,431	(21,659)
V13	—	7,393,243	7,709,167	(315,924)
V11	—	21,050,843	21,522,781	(471,938)
AC1	—	800,980	705,342	95,638

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	10/1/2015 Annuity Units	Units Issued	Units Redeemed	Net Increase (Decrease)
J88	—	11,232,719	11,127,266	105,453
J94	—	2,006,215	2,147,385	(141,170)
L11	278	14,647,400	14,630,185	17,493
L18	791	3,951,484	4,138,930	(186,655)
L17	297	5,334,167	5,646,460	(311,996)
M07	253,564	3,462,686	7,259,089	(3,542,839)
M35	40,885	35,000,857	42,078,444	(7,036,702)
M31	19,699	2,596,425	3,180,460	(564,336)
M80	340	1,663,275	1,759,386	(95,771)
MF1	7,558	774,550	1,014,822	(232,714)
M41	499	4,297,863	4,666,225	(367,863)
M05	9,558	3,635,682	4,209,759	(564,519)
M42	3,292	11,013,392	11,714,634	(697,950)
M89	10,111	185,272,971	194,444,965	(9,161,883)
M82	340	36,406,822	38,300,272	(1,893,110)
M44	90,002	1,427,643	3,363,111	(1,845,466)
M40	—	19,511,464	20,390,180	(878,716)
M83	94,729	41,843,956	45,524,181	(3,585,496)
M08	7,940	27,228,101	29,471,059	(2,235,018)
MB6	50,232	4,130,116	5,466,596	(1,286,248)
MB7	8,002	10,125,284	10,904,586	(771,300)
MC0	19,797	700,060	1,022,267	(302,410)
MA0	885	27,100,285	28,182,208	(1,081,038)
MC2	26,972	617,830	1,214,307	(569,505)
MC1	4,999	6,054,264	6,296,875	(237,612)
MC3	8,369	346,871	476,837	(121,597)
MA1	52	4,138,589	4,279,838	(141,197)
MC4	2,197	457,748	547,901	(87,956)
MC5	98	158,337	166,750	(8,315)
MC6	6,005	200,221	342,935	(136,709)
MC7	—	41,264	52,828	(11,564)
MC8	29,678	436,497	971,862	(505,687)
MC9	—	867,257	931,755	(64,498)
MD0	11,663	312,654	563,990	(239,673)
M92	4,179	126,316,515	134,643,607	(8,322,913)
M96	22,300	6,178,584	6,837,069	(636,185)
MD2	22,916	55,702,797	58,290,292	(2,564,579)
MA6	14,409	2,168,933	2,580,825	(397,483)
MA3	3,320	7,640,103	8,138,451	(495,028)
M97	8,198	2,107,651	2,338,302	(222,453)
MD5	144	3,544,233	3,748,186	(203,809)
M98	12,107	263,207	367,847	(92,533)
M93	160	26,237,901	27,823,441	(1,585,380)
MD6	123,044	7,685,132	10,012,727	(2,204,551)
MB3	5,101	2,890,914	3,204,067	(308,052)
MD8	85,846	2,563,421	2,845,547	(196,280)
MD9	29,688	58,433,883	60,673,908	(2,210,337)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	10/1/2015 Annuity Units	Units Issued	Units Redeemed	Net Increase (Decrease)
ME2	3,428	368,002	578,806	(207,376)
ME3	1,109	8,294,984	8,754,013	(457,920)
MA5	12,010	420,773	684,462	(251,679)
MA7	272	180,979	216,335	(35,084)
ME4	12,117	364,728	575,766	(198,921)
MA2	—	55,821	59,999	(4,178)
MF3	667	16,378,065	17,370,222	(991,490)
MF5	1,972	56,228,448	62,209,070	(5,978,650)
MF6	277	201,912	215,608	(13,419)
MF7	1,192	15,229,169	16,099,089	(868,728)
MF9	—	20,511,160	23,711,495	(3,200,335)
MG1	1,566	44,579,454	46,644,551	(2,063,531)
MF2	9,574	100,742,381	107,105,975	(6,354,020)
MG2	1,875	52,758,453	56,244,560	(3,484,232)
MG3	789	5,345,686	5,726,559	(380,084)
MG4	—	5,686,540	5,859,626	(173,086)
MG6	53,695	110,153,500	124,809,855	(14,602,660)
MG7	—	1,063,117	1,121,699	(58,582)
V44	—	616,524	626,613	(10,089)
V43	—	1,165,223	1,296,708	(131,485)
O19	396	2,092,973	2,299,630	(206,261)
O23	—	2,264,551	2,491,982	(227,431)
O20	—	2,615,185	2,834,043	(218,858)
O21	6,253	34,815,994	37,426,824	(2,604,577)
O04	—	284,135	316,014	(31,879)
PH2	—	21,479	19,706	1,773
P08	—	4,439,289	4,913,371	(474,082)
PC0	—	5,368,508	5,615,854	(247,346)
P70	—	208,718	190,119	18,599
P10	491	19,143,305	18,511,785	632,011
PK8	1,002	1,198,938	1,349,136	(149,196)
P20	—	82,323	86,689	(4,366)
PD6	5,450	126,234,817	133,151,666	(6,911,399)
P06	3,533	10,480,393	11,297,483	(813,557)
P07	9,629	40,223,043	43,256,478	(3,023,806)
PI3	—	6,163,451	6,057,172	106,279
P72	—	2,568,814	2,530,505	38,309
W41	—	58,427	64,892	(6,465)
W42	—	6,638	6,756	(118)
W46	—	12,510,562	12,495,455	15,107

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

9. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a pension plan contract, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
AL1
2016	3,865,256	$14.3855	to	$12.5630	$51,387,951	1.79%	0.65%	to	2.25%	3.76%	to	2.09%
2015	4,512,477	13.8637	to	12.3054	58,432,090	1.78	0.65	to	2.25	0.64	to	(0.99)
2014	4,964,287	13.7762	to	12.4279	64,503,559	2.37	0.65	to	2.25	6.41	to	4.70
2013	5,318,723	11.8701	to	12.9459	65,572,601	2.26	0.65	to	2.25	13.66	to	15.52
2012	5,475,295	10.5211	to	11.2069	59,011,011	1.91	0.65	to	2.10	10.98	to	12.63
AO5
2016	8,585,060	11.7699	to	10.5496	95,788,842	0.56	0.65	to	2.55	2.69	to	0.73
2015	9,592,149	11.4611	to	10.4731	105,174,303	0.59	0.65	to	2.55	(1.94)	to	(3.82)
2014	10,351,045	11.6881	to	10.8888	116,820,056	0.38	0.65	to	2.55	3.53	to	1.55
2013	9,712,844	10.7227	to	11.2896	106,896,574	0.29	0.65	to	2.55	9.08	to	11.21
2012	5,428,829	9.9060	to	10.1521	54,255,262	0.13	0.65	to	2.10	5.73	to	7.30
AM2
2016	713,443	7.8616	to	7.3171	5,466,235	—	1.35	to	2.15	(8.32)	to	(9.07)
2015	774,917	8.5754	to	8.0468	6,494,198	0.06	1.35	to	2.15	(3.50)	to	(4.28)
2014	904,264	8.8860	to	8.4064	7,870,546	—	1.35	to	2.15	(2.75)	to	(3.54)
2013	1,020,343	8.7145	to	9.1370	9,149,747	0.73	1.35	to	2.15	10.89	to	11.79
2012	1,093,270	7.8010	to	8.1732	8,792,098	1.46	1.35	to	2.30	12.57	to	13.67
A98
2016	5,133,617	7.2932	to	6.6668	36,247,936	1.05	1.30	to	2.30	(2.09)	to	(3.08)
2015	5,778,249	7.4488	to	6.8786	41,831,964	2.01	1.30	to	2.30	1.07	to	0.05
2014	7,415,069	7.3699	to	6.8755	53,322,213	3.22	1.30	to	2.30	(7.68)	to	(8.61)
2013	8,077,654	7.5012	to	7.9827	63,128,091	5.72	1.30	to	2.35	19.85	to	21.13
2012	9,822,886	6.2590	to	6.5900	63,597,746	1.34	1.30	to	2.35	11.50	to	12.70
A74
2016	523,358	21.2769	to	19.4750	10,562,629	0.42	0.65	to	2.30	23.98	to	21.92
2015	437,564	17.1614	to	15.9732	7,178,377	0.50	0.65	to	2.30	(6.31)	to	(7.86)
2014	516,702	18.3166	to	17.3365	9,178,175	0.47	0.65	to	2.30	8.24	to	6.44
2013	553,196	16.2876	to	16.9226	9,166,477	0.51	0.65	to	2.30	34.47	to	36.74
2012	127,943	12.1521	to	12.2638	1,588,940	0.33	1.35	to	2.05	16.03	to	16.86
B18
2016	35,145,601	12.6320	to	14.0152	523,480,827	1.15	0.65	to	2.35	3.13	to	1.37
2015	40,093,659	12.2486	to	13.8264	584,729,720	0.98	0.65	to	2.35	(1.64)	to	(3.33)
2014	45,691,749	12.4534	to	14.3024	684,040,864	2.09	0.65	to	2.35	1.27	to	(0.46)
2013	52,777,976	12.2973	to	15.1505	787,728,876	1.01	0.65	to	2.35	11.73	to	13.67
2012	59,518,591	10.8182	to	13.4228	788,739,478	1.47	0.65	to	2.55	7.15	to	9.25
C65
2016	—	9.8054	to	12.3340	—	0.80	1.30	to	2.10	(4.24)	to	(4.49)
2015	513,806	10.2392	to	12.9140	6,857,974	0.28	1.30	to	2.10	(1.33)	to	(2.13)
2014	601,467	10.3774	to	13.1953	8,180,085	0.03	1.30	to	2.10	(6.33)	to	(7.09)
2013	667,648	10.6265	to	15.1870	9,749,224	0.41	1.30	to	2.10	17.87	to	18.83
2012	801,506	8.8906	to	12.7869	9,865,957	0.91	1.30	to	2.10	15.14	to	16.08
C61
2016	—	17.1122	to	16.0816	—	—	1.35	to	1.90	(6.80)	to	(6.97)
2015	3,018	17.9633	to	17.7677	53,720	—	1.55	to	1.65	(3.28)	to	(13.42)
2014	2,622	17.7916			46,643	—	1.65			7.26
2013	2,841	16.5871			47,121	0.45	1.65			40.08
2012	3,484	11.8408			41,258	—	1.65			9.54
C62
2016	—	15.5095	to	11.8811	—	—	0.65	to	2.30	(6.66)	to	(7.17)
2015	5,635,627	16.6154	to	12.7981	76,304,541	—	0.65	to	2.30	0.60	to	(1.07)
2014	7,040,262	16.5163	to	12.9366	95,782,832	—	0.65	to	2.30	8.12	to	6.32
2013	8,725,729	12.1253	to	15.2766	110,940,837	0.24	0.65	to	2.35	38.66	to	41.08
2012	11,724,482	8.7443	to	10.8285	106,744,410	—	0.65	to	2.35	8.50	to	10.40

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
C63
2014	—	$—			$1	0.04%	1.65%	to	1.75%	7.62%	to	7.51%
2013	2,169	16.3665	to	16.5136	35,578	0.25	1.65	to	1.75	33.27	to	33.40
2012	2,170	12.2809	to	12.3786	26,696	0.74	1.65	to	1.75	10.26	to	10.38
C64
2016	—	17.4651	to	14.6266	—	0.19	0.65	to	2.25	(0.66)	to	(1.19)
2015	1,572,715	17.5816	to	14.7239	24,527,188	—	0.65	to	2.30	1.22	to	(0.54)
2014	2,053,710	17.3704	to	14.8046	32,044,120	0.06	0.65	to	2.30	8.46	to	6.66
2013	2,153,236	13.9292	to	16.0160	31,284,082	0.07	0.65	to	2.25	32.27	to	34.43
2012	2,686,650	10.4998	to	11.9139	29,316,702	0.48	0.65	to	2.30	9.33	to	11.18
C71
2016	2,366	21.2353	to	20.4850	49,461	0.39	1.55	to	1.85	30.68	to	30.29
2015	2,127	16.2493	to	15.7231	34,255	0.56	1.55	to	1.85	(7.77)	to	(8.05)
2014	2,088	17.6183	to	17.0999	36,485	0.48	1.55	to	1.85	1.45	to	1.14
2013	2,076	16.9066	to	17.3660	35,796	0.72	1.55	to	1.85	31.56	to	31.96
2012	1,184	12.8507	to	13.0562	15,387	0.29	1.65	to	1.85	9.19	to	9.41
C59
2016	47,225	10.4695	to	10.5251	493,355	—	1.35	to	2.10	4.70	to	5.25
C60
2016	6,524,247	10.5036	to	10.3862	68,050,656	—	0.65	to	2.30	5.04	to	3.86
C89
2016	7,157	10.4571	to	10.4571	74,841	—	1.35	to	1.35	4.57	to	4.57
C90
2016	2,020,327	10.4906	to	10.3770	21,055,048	—	0.65	to	2.25	4.91	to	3.77
C58
2016	615,937	9.8447	to	9.6674	5,971,463	1.10	1.30	to	2.10	(1.55)	to	(3.33)
FD7
2016	6,637,474	16.1118	to	14.5197	102,788,152	1.13	0.65	to	2.25	6.28	to	4.57
2015	7,553,495	15.1593	to	14.3059	111,120,652	1.25	0.65	to	2.30	(0.29)	to	1.48
2014	7,801,320	15.2037	to	14.0970	116,145,981	1.32	0.65	to	2.30	9.30	to	7.49
2013	7,562,294	13.1149	to	14.0597	103,919,564	1.36	1.30	to	2.30	16.54	to	17.73
2012	7,507,371	11.3885	to	11.9421	87,912,238	1.53	1.30	to	2.10	12.40	to	13.32
F24
2016	11,005,874	18.8423	to	15.4835	181,782,257	0.58	0.65	to	2.35	7.03	to	5.20
2015	12,707,426	17.6047	to	14.7183	198,122,776	0.77	0.65	to	2.35	(0.24)	to	(1.94)
2014	14,500,339	17.6466	to	15.0102	228,891,089	0.69	0.65	to	2.35	10.93	to	9.03
2013	16,883,265	13.7669	to	15.9081	242,518,324	0.80	0.65	to	2.35	27.88	to	30.10
2012	20,321,365	10.7657	to	12.2274	226,589,248	1.09	0.65	to	2.35	13.40	to	15.38
F88
2016	207,643	15.1173	to	13.8816	3,001,549	1.27	1.35	to	2.10	3.81	to	3.02
2015	215,408	14.5625	to	13.4747	3,006,722	1.46	1.35	to	2.10	(1.87)	to	(2.62)
2014	266,873	14.8405	to	13.8371	3,823,400	1.13	1.35	to	2.10	2.80	to	2.02
2013	366,195	13.5628	to	14.4357	5,112,070	1.35	1.35	to	2.10	10.82	to	11.67
2012	453,269	12.1048	to	12.9273	5,687,870	1.64	1.35	to	2.25	9.06	to	10.07
FB9
2016	1,020,459	15.5472	to	13.9546	15,173,885	1.17	1.30	to	2.25	4.20	to	3.20
2015	1,266,991	14.9198	to	13.5217	18,207,001	1.50	1.30	to	2.25	(1.80)	to	(2.75)
2014	1,475,877	15.1933	to	13.9034	21,668,717	1.29	1.30	to	2.25	3.10	to	2.10
2013	1,808,434	13.6168	to	14.7369	25,834,253	1.41	1.30	to	2.25	11.54	to	12.62
2012	2,213,373	12.2083	to	13.0854	28,165,613	1.74	1.30	to	2.25	9.37	to	10.44
F15
2016	1,691,367	15.5919	to	13.9150	25,385,912	1.20	1.30	to	2.30	4.43	to	3.37
2015	2,026,917	14.9308	to	13.4614	29,229,313	1.53	1.30	to	2.30	(1.75)	to	(2.75)
2014	2,247,982	15.1973	to	13.8419	33,093,994	1.32	1.30	to	2.30	3.24	to	2.19
2013	2,727,741	13.2873	to	14.7210	39,069,394	1.52	0.65	to	2.30	12.98	to	14.88
2012	2,941,746	11.9896	to	12.8982	37,000,260	1.71	1.30	to	2.30	10.46	to	11.59

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value [4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
F41
2016	6,007,337	$16.8246	to	$15.6761	$106,126,074	0.28%	0.65%	to	2.30%	11.20%	to	3.49%
2015	7,301,226	15.1306	to	15.1469	117,171,457	0.24	0.65	to	2.30	(2.27)	to	(3.89)
2014	8,575,087	15.4818	to	15.8235	142,229,294	0.02	0.65	to	2.25	5.34	to	3.65
2013	10,268,467	14.6966	to	16.3096	163,285,319	0.26	0.65	to	2.35	32.68	to	34.99
2012	12,996,921	10.8875	to	12.1619	154,665,507	0.38	0.65	to	2.35	11.86	to	13.81
FE3
2016	22,736,161	13.1653	to	12.5649	313,290,374	0.53	0.65	to	2.55	4.49	to	2.49
2015	25,596,651	12.6001	to	12.2598	340,985,348	0.60	0.65	to	2.55	1.18	to	(0.76)
2014	30,072,823	12.4532	to	12.3532	399,793,906	2.65	0.65	to	2.55	(1.87)	to	(3.75)
2013	33,340,140	12.6902	to	14.0011	456,002,716	1.66	0.65	to	2.55	10.36	to	12.51
2012	37,860,350	11.2791	to	12.5261	464,766,322	0.74	0.65	to	2.55	11.89	to	14.08
T21
2016	2,224,462	12.5433	to	11.1941	26,654,823	0.83	1.30	to	2.30	15.92	to	14.74
2015	2,802,285	10.8211	to	9.7559	29,094,768	2.00	1.30	to	2.30	(20.65)	to	(21.45)
2014	2,741,208	13.6370	to	12.4206	36,027,868	1.53	1.30	to	2.30	(9.58)	to	(10.50)
2013	2,977,837	13.8777	to	15.0823	43,477,768	1.85	1.30	to	2.30	(3.20)	to	(2.21)
2012	2,973,922	14.3367	to	15.4232	44,554,239	1.44	1.30	to	2.30	10.55	to	11.68
T20
2016	5,668,828	15.7992	to	17.0744	105,713,504	2.01	1.30	to	2.50	5.78	to	4.50
2015	6,850,839	14.9357	to	18.1124	121,352,263	3.09	1.30	to	2.55	(7.71)	to	1.67
2014	7,743,487	16.1832	to	17.8155	149,297,405	1.89	1.30	to	2.55	(12.29)	to	(13.40)
2013	8,445,001	17.0938	to	23.0962	186,410,420	2.43	1.30	to	2.55	19.84	to	21.37
2012	10,512,459	14.1988	to	19.0405	192,256,195	3.17	1.30	to	2.55	15.20	to	16.69
FE6
2016	2,475,754	13.9431	to	12.5173	33,663,567	3.95	1.35	to	2.55	11.65	to	10.29
2015	3,088,382	12.4880	to	11.3489	37,738,539	2.79	1.35	to	2.55	(7.48)	to	(8.61)
2014	3,471,389	13.4975	to	12.4175	45,953,705	2.78	1.35	to	2.55	1.46	to	0.23
2013	3,944,019	12.3896	to	13.3034	51,560,794	12.11	1.35	to	2.55	20.62	to	22.10
2012	4,517,904	10.5024	to	10.8955	48,525,970	2.78	1.35	to	2.10	12.90	to	13.77
T59
2016	531,876	11.0934	to	10.0171	5,559,572	—	0.65	to	2.55	2.20	to	0.25
2015	620,029	10.8545	to	9.9925	6,420,065	7.82	0.65	to	2.55	(5.01)	to	(6.83)
2014	751,840	11.4273	to	10.7250	8,287,607	4.82	0.65	to	2.55	1.03	to	(0.90)
2013	749,817	10.8224	to	11.3105	8,275,057	4.41	0.65	to	2.55	(1.05)	to	0.88
2012	372,598	10.9809	to	11.2124	4,125,222	5.80	0.65	to	2.25	12.37	to	14.22
F56
2016	1,040,279	15.8582	to	19.0576	21,317,014	2.04	1.30	to	2.25	8.19	to	7.15
2015	1,224,047	14.6571	to	17.3044	23,282,566	2.58	1.30	to	2.25	(7.70)	to	(11.06)
2014	1,439,491	15.8804	to	19.4571	29,759,539	1.35	1.30	to	2.25	(4.08)	to	(5.00)
2013	1,577,153	15.4863	to	22.7083	34,020,697	2.71	1.30	to	2.30	27.81	to	29.12
2012	1,891,734	12.0793	to	17.5958	31,651,870	2.01	1.30	to	2.30	18.27	to	19.49
F59
2016	6,181,841	14.4793	to	12.8587	84,955,589	4.95	0.65	to	2.30	13.28	to	11.40
2015	7,202,924	12.7816	to	11.5427	88,276,667	4.65	0.65	to	2.30	(7.66)	to	(9.19)
2014	8,448,675	13.8417	to	12.7112	113,301,488	4.99	0.65	to	2.30	3.94	to	2.21
2013	9,121,585	12.4364	to	13.3321	118,825,574	6.33	0.65	to	2.30	11.32	to	13.20
2012	10,438,756	11.1716	to	11.8550	121,315,834	6.45	1.30	to	2.30	10.05	to	11.18

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
FF0
2016	174,678	$13.6995	to	$13.1580	$2,367,221	4.61%	1.35%	to	2.10%	12.33%	to	11.48%
2015	221,349	12.1956	to	11.8032	2,675,685	4.38	1.35	to	2.10	(8.40)	to	(9.10)
2014	234,493	13.3139	to	12.9843	3,101,054	4.73	1.35	to	2.10	3.11	to	2.33
2013	232,968	12.6890	to	13.1224	2,995,129	6.25	0.65	to	2.10	11.46	to	13.11
2012	219,490	11.3840	to	11.6010	2,515,056	6.87	0.65	to	2.10	10.18	to	11.83
F54
2016	7,296,500	17.3704	to	19.2457	168,372,832	1.98	0.65	to	2.55	15.30	to	13.10
2015	9,046,135	15.0650	to	17.0167	183,026,033	2.98	0.65	to	2.55	(5.55)	to	(7.36)
2014	10,057,494	15.9510	to	18.3689	217,645,971	1.96	0.65	to	2.55	6.43	to	4.39
2013	11,763,564	14.9879	to	21.3191	241,465,876	2.06	0.65	to	2.55	24.99	to	27.43
2012	14,648,890	11.7619	to	16.8490	238,076,966	2.06	0.65	to	2.55	11.32	to	13.50
FG8
2016	17,750	16.9831	to	16.3559	298,131	1.91	1.35	to	2.05	14.38	to	13.56
2015	19,752	14.8484	to	14.4022	290,680	2.95	1.35	to	2.05	(6.33)	to	(7.00)
2014	19,380	15.8522	to	15.4858	305,130	2.14	1.35	to	2.05	5.60	to	4.85
2013	13,774	14.7698	to	15.0120	205,905	2.06	1.35	to	2.05	25.43	to	26.32
2012	12,309	11.7754	to	11.8836	145,875	2.21	1.35	to	2.05	11.85	to	12.65
F53
2016	975,482	20.6828	to	28.7869	33,974,255	0.83	0.65	to	2.55	29.34	to	26.87
2015	1,241,308	15.9909	to	22.6902	33,770,572	0.63	0.65	to	2.55	(7.99)	to	(9.75)
2014	1,375,383	17.3794	to	25.1414	41,053,979	0.62	0.65	to	2.55	(0.08)	to	(1.99)
2013	1,567,440	17.3937	to	31.5174	47,194,557	1.28	0.65	to	2.55	32.77	to	35.35
2012	1,751,017	12.8507	to	23.4505	39,374,752	0.76	0.65	to	2.50	15.41	to	17.61
FJ9
2016	44,227	20.0288	to	19.2891	877,516	0.65	1.35	to	2.05	28.36	to	27.45
2015	52,597	15.6030	to	15.1342	813,592	0.53	1.35	to	2.05	(8.77)	to	(9.42)
2014	56,360	17.1026	to	16.7073	957,085	0.48	1.35	to	2.05	(0.88)	to	(1.58)
2013	50,422	16.9760	to	17.5351	865,842	1.12	0.65	to	2.05	33.33	to	35.24
2012	50,191	12.7319	to	12.8489	643,132	0.69	1.35	to	2.05	15.83	to	16.66
T28
2016	1,385,829	12.1651	to	13.1050	19,230,035	3.46	0.65	to	2.25	7.24	to	5.51
2015	1,632,712	11.3441	to	12.4205	21,339,869	6.56	0.65	to	2.25	(4.49)	to	(6.03)
2014	2,105,682	11.8779	to	13.2179	29,004,810	6.10	0.65	to	2.25	1.20	to	(0.43)
2013	2,335,970	11.7372	to	14.1815	32,166,899	6.13	0.65	to	2.30	0.94	to	2.64
2012	2,573,447	11.4349	to	13.9072	35,029,483	6.96	0.65	to	2.30	10.15	to	12.02
FJ0
2016	28,744	11.5214	to	11.0959	329,206	3.06	1.35	to	2.05	6.41	to	5.65
2015	33,869	11.3392	to	10.5022	364,463	5.99	0.65	to	2.05	(3.07)	to	(5.94)
2014	41,941	11.6988	to	11.1660	479,427	5.71	0.65	to	2.05	1.09	to	(0.33)
2013	43,918	11.2034	to	11.5725	500,863	5.70	0.65	to	2.05	1.05	to	2.50
2012	33,907	11.0868	to	11.1887	378,585	7.29	1.35	to	2.05	10.35	to	11.14
HBF
2014	—	—	to	—	—	3.15	1.35	to	2.10	0.29	to	—
2013	988,273	14.7503	to	15.2845	14,981,788	1.82	1.35	to	2.10	12.73	to	13.59
2012	1,240,009	13.0852	to	13.4560	16,579,285	1.47	1.35	to	2.10	7.20	to	8.02
H24
2016	103,249	14.9810	to	14.2426	1,527,346	4.49	1.35	to	1.90	5.52	to	4.94
2015	135,046	14.1967	to	13.5725	1,892,317	3.96	1.35	to	1.90	(4.37)	to	(4.90)
2014	219,939	14.8447	to	14.2716	3,224,544	4.11	1.35	to	1.90	8.67	to	8.07
2013	341,476	13.0440	to	13.6600	4,608,325	2.90	1.35	to	2.10	17.44	to	18.34
2012	396,553	11.1065	to	11.5427	4,528,237	3.84	1.35	to	2.10	9.11	to	9.95

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
HVG
2014	—	$—			$—	0.13%	1.35%	to	1.90%	(3.00%)	to	(3.20%)
2013	78,457	10.3462	to	10.7016	830,844	0.96	1.35	to	1.90	31.20	to	31.94
2012	105,576	7.8856	to	8.1111	848,512	0.36	1.35	to	1.90	8.34	to	8.95
HVI
2014	—	—			—	5.00	1.35	to	2.10	6.41	to	6.03
2013	81,411	11.0666	to	11.5892	932,571	3.73	1.35	to	2.10	21.21	to	22.14
2012	113,189	9.1301	to	9.4886	1,062,389	3.72	1.35	to	2.10	8.39	to	9.23
H27
2015	—	9.6560	to	9.1381	—	1.75	1.35	to	2.10	3.03	to	2.89
2014	230,193	9.3724	to	8.8817	2,122,261	1.49	1.35	to	2.10	(7.95)	to	(8.65)
2013	473,837	9.7224	to	10.1815	4,749,934	1.34	1.35	to	2.10	20.33	to	21.25
2012	599,889	8.0800	to	8.3974	4,972,427	1.19	1.35	to	2.10	11.63	to	12.49
HVM
2013	—	—			—	1.45	1.35	to	1.90	11.48	to	11.63
2012	8,808	9.2715	to	9.5366	82,921	0.60	1.35	to	1.90	8.50	to	9.11
HVC
2014	—	—			—	0.52	1.35	to	2.10	2.14	to	1.78
2013	116,539	13.3851	to	14.0172	1,606,941	0.74	1.35	to	2.10	29.56	to	30.55
2012	159,752	10.3312	to	10.7368	1,690,777	0.27	1.35	to	2.10	12.17	to	13.03
HVS
2014	—	—	to	—	—	3.60	1.35	to	2.10	0.48	to	0.19
2013	737,944	10.7284	to	11.2348	8,218,734	2.50	1.35	to	2.10	(3.75)	to	(3.02)
2012	771,336	11.1469	to	11.5843	8,869,495	2.42	1.35	to	2.10	1.17	to	1.95
HVN
2012	—	—			—	—	1.35	to	2.10	18.65	to	18.95
HRS
2014	—	—			—	2.83	1.35	to	2.10	(2.24)	to	(2.52)
2013	308,937	7.3255	to	7.6491	2,330,630	0.98	1.35	to	2.10	6.81	to	7.63
2012	349,676	6.8582	to	7.1067	2,457,433	0.23	1.35	to	2.10	2.13	to	2.92
HVR
2014	—	—			—	0.23	1.35	to	2.10	(1.42)	to	(1.70)
2013	131,266	10.6411	to	11.1435	1,442,554	0.73	1.35	to	2.10	21.82	to	22.76
2012	155,429	8.7348	to	9.0777	1,394,690	1.64	1.35	to	2.10	4.68	to	5.49
H32
2016	122,712	14.8475	to	13.8570	1,796,035	0.62	1.35	to	2.10	9.51	to	8.67
2015	157,815	13.5587	to	12.7511	2,112,682	0.52	1.35	to	2.10	(8.42)	to	(9.12)
2014	252,441	14.8054	to	14.0303	3,690,597	0.39	1.35	to	2.10	(3.39)	to	(4.12)
2013	340,400	14.6333	to	15.3243	5,154,845	0.31	1.35	to	2.10	29.15	to	30.14
2012	437,852	11.3304	to	11.7752	5,102,981	—	1.35	to	2.10	20.04	to	20.96
V35
2016	523,944	18.0681	to	15.3400	9,219,910	0.11	1.35	to	2.10	13.66	to	12.80
2015	658,892	15.8962	to	14.9758	10,234,351	0.01	1.35	to	2.10	(10.58)	to	(11.26)
2014	680,551	17.7777	to	16.8766	11,851,444	0.20	1.35	to	2.10	8.00	to	7.18
2013	705,458	15.7463	to	16.4608	11,412,161	0.57	1.35	to	2.10	31.12	to	32.12
2012	497,553	12.0090	to	12.7466	6,119,962	0.58	0.65	to	2.10	14.60	to	16.31

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
V13
2016	2,109,158	$19.7645	to	$14.0059	$32,417,640	1.29%	0.65%	to	2.55%	16.23%	to	14.00%
2015	2,533,709	17.0051	to	12.2855	33,829,593	1.58	0.65	to	2.55	(6.80)	to	(8.59)
2014	2,849,633	18.2467	to	13.4396	41,192,148	1.06	0.65	to	2.55	8.39	to	6.32
2013	2,946,646	12.6409	to	16.8341	39,678,147	1.48	0.65	to	2.55	32.20	to	34.77
2012	2,455,811	9.5623	to	10.3003	24,746,978	1.55	1.30	to	2.55	15.88	to	17.37
V11
2016	6,225,472	17.2143	to	16.2194	105,689,244	1.61	0.65	to	2.10	14.09	to	12.42
2015	7,299,418	15.0885	to	14.4270	109,646,517	2.17	0.65	to	2.10	(3.22)	to	(4.63)
2014	7,771,356	15.5903	to	15.1276	121,727,423	1.60	0.65	to	2.10	8.06	to	6.48
2013	6,967,224	14.0805	to	14.8512	101,917,116	1.68	0.65	to	2.25	22.08	to	24.07
2012	4,842,609	11.6196	to	12.0545	57,677,285	1.81	0.65	to	2.10	10.02	to	11.65
AC1
2016	210,017	12.6609	to	12.1604	2,613,067	1.15	1.35	to	2.10	(2.04)	to	(2.78)
2015	243,180	12.9242	to	12.5084	3,100,461	1.41	1.35	to	2.10	(3.93)	to	(4.66)
2014	147,542	13.4530	to	13.1200	1,963,336	1.56	1.35	to	2.10	(1.26)	to	(2.01)
2013	93,459	13.3271	to	13.6249	1,265,384	1.18	1.35	to	2.30	15.99	to	17.12
2012	16,040	11.5883	to	11.6337	186,262	1.24	1.35	to	1.65	13.34	to	13.69
J88
2016	4,467,729	10.8018	to	9.8869	45,830,587	2.50	0.65	to	2.30	1.17	to	(0.51)
2015	3,583,990	10.6765	to	10.0247	36,693,573	3.11	0.65	to	2.10	0.21	to	(1.25)
2014	3,478,537	10.6543	to	10.1520	35,919,894	3.62	0.65	to	2.10	4.03	to	2.51
2013	2,366,142	9.9032	to	10.2415	23,724,644	3.93	0.65	to	2.10	(3.80)	to	(2.38)
2012	858,794	10.2340	to	10.4910	8,892,765	2.33	0.65	to	2.55	2.37	to	4.38
J94
2016	610,046	20.2108	to	18.7003	11,727,631	0.71	0.65	to	2.10	9.97	to	8.37
2015	613,320	18.3776	to	17.2559	10,824,807	0.91	0.65	to	2.10	(0.06)	to	(1.52)
2014	754,490	18.3895	to	17.5229	13,476,661	0.76	0.65	to	2.10	12.87	to	11.22
2013	325,342	15.7548	to	16.2927	5,212,710	1.08	0.65	to	2.10	33.05	to	35.01
2012	100,716	11.8494	to	11.9582	1,199,600	0.88	1.35	to	2.05	14.86	to	15.69
L11
2016	4,251,904	8.8917	to	8.5784	38,857,707	1.00	0.65	to	2.35	19.99	to	17.94
2015	5,273,665	7.4101	to	7.2733	40,573,672	1.13	0.65	to	2.35	(20.58)	to	(21.94)
2014	5,256,172	9.3297	to	9.3172	51,420,479	1.67	0.65	to	2.35	(5.26)	to	(6.88)
2013	5,760,595	9.8474	to	10.6476	60,059,241	1.38	0.65	to	2.35	(3.56)	to	(1.89)
2012	5,713,464	10.0366	to	10.9237	61,330,118	1.54	0.65	to	2.35	19.17	to	21.25
L18
2016	1,243,093	17.1039	to	19.1710	26,470,868	—	0.65	to	2.50	0.58	to	(1.30)
2015	1,472,427	17.0061	to	19.4230	31,539,261	—	0.65	to	2.50	2.06	to	0.15
2014	1,659,082	16.6636	to	19.3930	35,208,118	—	0.65	to	2.50	5.38	to	3.42
2013	2,007,338	18.6553	to	22.9112	40,883,716	—	1.30	to	2.55	33.58	to	35.30
2012	2,655,359	13.9651	to	16.9340	40,130,308	—	1.30	to	2.55	11.18	to	12.61
L17
2016	1,720,494	18.1758	to	21.3338	39,783,024	1.08	0.65	to	2.30	14.99	to	13.08
2015	2,037,566	15.8061	to	18.8657	41,432,558	1.08	0.65	to	2.30	(4.07)	to	(5.66)
2014	2,349,562	16.4770	to	19.9986	50,345,227	0.42	0.65	to	2.30	6.44	to	4.68
2013	2,786,160	15.4793	to	21.0606	56,663,879	0.25	0.65	to	2.30	32.64	to	34.88
2012	2,764,087	14.4039	to	15.7255	42,125,655	0.52	1.30	to	2.30	8.03	to	9.14

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
EGS
2012	—	$—			$—	0.05%	1.00%	to	1.85%	13.19%	to	13.81%
MFF
2012	—	—			—	—	1.00	to	2.25	12.71	to	13.62
M07
2016	29,910,041	12.2267	to	11.9316	362,343,544	2.88	1.15	to	1.85	7.85	to	7.08
2015	33,503,120	11.3363	to	11.1431	377,393,483	2.58	1.15	to	1.85	(1.50)	to	(2.21)
2014	37,045,959	11.5073	to	11.3954	428,275,096	1.85	1.15	to	1.85	7.25	to	6.49
2013	41,621,978	10.7007	to	10.7298	449,385,727	1.77	1.15	to	1.85	7.01	to	7.30
M35
2016	32,522,599	12.3304	to	11.5526	387,743,049	2.61	0.65	to	2.55	8.11	to	6.04
2015	38,061,626	11.4057	to	10.8944	423,982,545	2.32	0.65	to	2.55	(1.23)	to	(3.11)
2014	45,098,328	11.5472	to	11.2447	513,985,416	1.67	0.65	to	2.55	7.53	to	5.48
2013	54,392,986	10.6609	to	10.7384	582,198,307	1.66	0.65	to	2.55	6.61	to	7.38
M31
2016	5,426,005	11.6429	to	11.3291	123,629,170	0.04	1.00	to	1.85	1.42	to	0.55
2015	6,024,171	11.4800	to	11.2673	136,388,570	0.15	1.00	to	1.85	6.48	to	5.57
2014	6,588,507	10.7810	to	10.6729	142,083,425	0.10	1.00	to	1.85	7.86	to	6.93
2013	7,603,903	8.9609	to	38.9941	150,048,532	0.23	1.00	to	1.85	34.32	to	35.48
2012	8,715,181	6.6678	to	28.8924	126,358,221	—	1.00	to	1.85	1.81	to	2.14
M80
2016	863,914	18.4555	to	28.9819	21,240,396	—	0.65	to	2.30	1.51	to	(2.62)
2015	851,571	18.1802	to	29.7614	20,421,532	—	0.65	to	2.30	6.60	to	4.83
2014	947,342	17.0540	to	28.3893	21,392,555	—	0.65	to	2.30	7.98	to	6.18
2013	957,977	15.2725	to	30.3796	20,199,476	0.12	0.65	to	2.25	33.43	to	35.61
2012	1,067,867	11.4290	to	22.5272	17,349,507	—	1.15	to	2.25	1.57	to	1.99
MF1
2016	2,360,839	9.2491	to	8.2190	20,746,816	—	1.15	to	1.85	3.72	to	2.97
2015	2,692,372	8.9176	to	7.9820	22,872,751	—	1.15	to	1.85	3.42	to	2.68
2014	2,925,086	8.6063	to	7.7739	24,193,882	—	1.15	to	1.85	7.61	to	6.85
2013	3,214,346	7.0908	to	8.0117	24,799,452	—	1.15	to	1.85	35.17	to	36.16
2012	3,355,284	5.2403	to	5.8842	19,045,900	—	1.15	to	1.85	2.92	to	3.19
M41
2016	1,460,801	12.2240	to	18.5451	29,172,668	—	1.15	to	2.35	3.41	to	2.16
2015	1,724,133	11.8206	to	18.1534	33,576,678	—	1.15	to	2.35	3.23	to	1.98
2014	2,091,996	11.4506	to	17.8013	40,469,079	—	1.15	to	2.35	7.31	to	6.01
2013	2,385,661	9.7733	to	22.4833	43,834,880	—	1.15	to	2.35	33.99	to	35.64
2012	3,042,637	7.2567	to	16.5842	41,719,426	—	1.15	to	2.50	2.77	to	4.26
M05
2016	4,550,411	10.6045	to	10.3875	47,735,809	—	1.00	to	1.85	7.96	to	7.03
2015	5,274,363	9.8226	to	9.7048	51,473,702	—	1.00	to	1.85	(2.87)	to	(3.70)
2014	5,838,882	10.1124	to	10.0778	59,042,352	—	1.00	to	1.85	1.12	to	0.78
M42
2016	3,472,298	14.3524	to	13.2562	45,183,766	—	0.65	to	2.55	8.09	to	6.02
2015	4,234,433	13.2781	to	12.5030	51,679,700	—	0.65	to	2.55	(2.78)	to	(4.64)
2014	4,932,383	13.6580	to	13.1116	62,789,692	—	0.65	to	2.55	(8.10)	to	(9.85)
2013	1,244,536	14.6197	to	14.8611	18,296,470	—	0.65	to	2.10	38.25	to	40.30
2012	1,253,717	10.5720	to	10.5924	13,270,525	—	0.65	to	2.30	5.72	to	5.92

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
M89
2016	54,097,481	$11.2556	to	$10.1637	$579,337,780	3.20%	0.65%	to	2.55%	3.33%	to	1.36%
2015	58,329,019	10.8924	to	10.0275	610,129,654	2.99	0.65	to	2.55	(1.23)	to	(3.12)
2014	67,490,902	11.0278	to	10.3501	721,401,282	2.69	0.65	to	2.55	4.93	to	2.93
2013	75,771,098	9.6804	to	10.5094	779,097,934	1.07	0.65	to	2.55	(3.81)	to	(1.93)
2012	85,754,971	10.0069	to	10.7163	907,744,211	0.19	0.65	to	2.55	0.07	to	6.36
M82
2016	9,907,870	15.9063	to	14.6264	151,167,809	0.51	0.65	to	2.30	7.78	to	4.42
2015	11,612,965	14.7576	to	14.0971	166,083,179	0.45	0.65	to	2.10	(0.12)	to	(1.58)
2014	13,506,075	14.7757	to	14.3235	195,371,707	0.56	0.65	to	2.10	9.22	to	7.63
2013	16,264,441	13.3085	to	13.5283	217,583,373	0.29	0.65	to	2.10	29.23	to	31.14
2012	21,332,345	10.2959	to	10.3158	219,815,489	—	0.65	to	2.30	2.96	to	3.16
M44
2016	11,888,231	9.4362	to	9.2738	111,519,024	3.84	1.15	to	1.85	10.20	to	9.41
2015	13,586,264	8.5625	to	8.4762	115,876,289	4.13	1.15	to	1.85	(15.49)	to	(16.10)
2014	15,431,730	10.1315	to	10.1029	157,354,271	2.07	1.15	to	1.85	1.32	to	1.03
M40
2016	7,287,818	9.4141	to	9.1202	67,546,731	3.56	1.00	to	2.30	10.12	to	8.68
2015	8,723,614	8.5486	to	8.3920	73,904,560	3.83	1.00	to	2.30	(15.61)	to	(16.72)
2014	9,602,330	10.1299	to	10.0768	97,018,095	1.93	1.00	to	2.30	1.30	to	0.77
M83
2016	19,203,768	11.8689	to	15.8414	272,478,586	2.08	1.15	to	2.50	12.79	to	11.24
2015	22,857,789	10.5228	to	14.8028	291,415,553	2.19	1.15	to	2.55	(1.87)	to	0.71
2014	26,443,285	10.7223	to	14.6986	348,288,933	1.87	1.15	to	2.55	7.22	to	7.69
2013	19,546,304	13.6487	to	13.8438	269,468,965	1.14	1.30	to	2.55	32.42	to	34.12
2012	25,592,147	10.3068	to	10.3219	264,127,204	—	1.30	to	2.55	3.07	to	3.22
M08
2016	9,064,489	16.9448	to	14.9209	137,624,810	1.86	0.65	to	2.50	13.04	to	5.53
2015	10,766,656	14.9906	to	14.1384	146,351,882	2.02	0.65	to	2.50	(1.58)	to	(3.41)
2014	13,001,674	15.2310	to	14.6377	182,060,917	3.15	0.65	to	2.50	9.49	to	7.45
2013	1,001,872	13.6854	to	13.8022	13,784,206	0.99	1.35	to	2.10	32.75	to	33.77
2012	1,256,681	10.3091	to	10.3182	12,962,256	—	1.35	to	2.10	3.09	to	3.18
MB6
2016	9,827,330	30.4722	to	16.5398	274,414,193	1.43	1.15	to	1.85	7.21	to	6.44
2015	11,089,198	28.4221	to	15.5391	290,589,545	1.57	1.15	to	1.85	(0.02)	to	(0.74)
2014	12,375,446	16.5128	to	15.6556	328,827,039	1.65	1.15	to	1.85	11.27	to	10.49
2013	13,963,398	13.5787	to	49.6504	335,078,758	2.04	1.15	to	1.85	33.88	to	34.85
2012	15,937,014	10.1375	to	36.9102	284,268,803	1.68	1.15	to	1.85	13.23	to	14.06
MB7
2016	3,165,481	21.1190	to	21.5140	76,171,922	1.25	1.00	to	2.50	7.09	to	5.47
2015	3,811,047	19.7201	to	21.0114	86,489,467	1.25	1.00	to	2.55	(0.14)	to	1.91
2014	4,582,347	19.7475	to	20.6168	105,320,011	1.38	1.00	to	2.55	11.16	to	9.42
2013	5,813,652	15.9698	to	24.1277	121,852,464	1.74	1.00	to	2.55	32.59	to	34.70
2012	7,733,934	11.9588	to	17.9491	121,965,691	1.37	1.00	to	2.55	12.15	to	13.95
MC0
2016	2,639,684	23.6109	to	20.5132	58,807,589	4.07	1.15	to	1.85	5.08	to	4.32
2015	2,988,943	22.4704	to	19.6641	63,529,911	3.96	1.15	to	1.85	(1.45)	to	(2.16)
2014	3,291,353	21.7244	to	20.0978	71,633,113	3.75	1.15	to	1.85	4.56	to	3.82
2013	3,586,004	19.0130	to	21.8027	74,837,112	4.08	1.15	to	1.85	(2.12)	to	(1.41)
2012	4,392,042	19.3030	to	22.1141	93,350,707	4.92	1.15	to	1.85	9.24	to	10.04

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
MA0
2016	8,446,444	$12.4116	to	$14.0494	$149,405,681	3.90%	0.65%	to	2.50%	5.29%	to	3.91%
2015	9,138,528	11.7876	to	13.5201	155,094,085	3.78	0.65	to	2.50	(1.23)	to	(3.07)
2014	10,219,566	11.9341	to	13.9480	177,253,081	3.62	0.65	to	2.50	4.91	to	2.95
2013	10,687,410	11.3759	to	18.0972	178,270,189	4.08	0.65	to	2.50	(3.00)	to	(1.16)
2012	9,751,262	11.5089	to	18.4014	166,516,251	4.64	0.65	to	2.55	8.16	to	10.28
MC2
2016	4,258,493	29.2369	to	18.7314	97,617,989	0.76	1.15	to	1.85	10.11	to	9.32
2015	4,776,662	26.5525	to	17.1351	99,683,494	0.55	1.15	to	1.85	(1.34)	to	(2.05)
2014	5,346,167	19.1135	to	17.4945	113,882,760	0.80	1.15	to	1.85	10.10	to	9.32
2013	5,928,013	15.4053	to	24.4424	114,679,328	0.99	1.15	to	1.85	32.13	to	33.09
2012	6,563,929	11.6470	to	18.3649	95,519,770	0.78	1.15	to	1.85	14.30	to	15.13
MC1
2016	2,161,230	19.8405	to	15.8192	37,582,688	0.45	0.65	to	2.25	10.35	to	8.57
2015	2,594,573	17.9804	to	14.5707	41,219,748	0.30	0.65	to	2.25	(1.05)	to	(2.65)
2014	2,832,185	18.1715	to	14.9667	46,069,765	0.56	0.65	to	2.25	10.34	to	8.57
2013	3,243,424	13.7856	to	25.4526	48,214,531	0.77	0.65	to	2.25	31.26	to	33.41
2012	3,536,923	10.4710	to	19.1846	39,795,981	0.54	0.65	to	2.30	13.55	to	15.48
MC3
2016	699,804	24.1864	to	21.0156	16,866,599	0.62	1.00	to	1.85	8.27	to	7.34
2015	796,990	22.3385	to	19.5780	17,765,433	0.94	1.00	to	1.85	(13.76)	to	(14.51)
2014	918,587	25.9038	to	22.8996	24,006,037	0.64	1.00	to	1.85	(7.66)	to	(8.45)
2013	1,069,130	25.0134	to	30.8705	30,332,889	1.55	1.00	to	1.85	(6.96)	to	(6.16)
2012	1,170,564	26.8859	to	33.0133	35,575,216	1.10	1.00	to	1.85	16.77	to	17.79
MA1
2016	1,403,830	8.1584	to	11.1075	18,711,593	0.37	0.65	to	2.55	8.33	to	6.26
2015	1,637,155	7.5307	to	10.4527	20,171,751	0.58	0.65	to	2.55	(13.65)	to	(15.30)
2014	1,778,352	8.7212	to	12.3414	25,532,430	0.41	0.65	to	2.55	(7.59)	to	(9.36)
2013	1,912,047	9.4376	to	34.9436	29,856,169	1.43	0.65	to	2.55	(7.81)	to	(6.02)
2012	1,981,331	10.0417	to	37.3877	33,553,289	0.89	0.65	to	2.50	15.62	to	17.83
MC4
2016	640,441	16.4663	to	14.3695	11,249,055	—	1.00	to	1.85	(0.70)	to	(1.55)
2015	689,912	16.5821	to	14.5958	12,301,550	2.44	1.00	to	1.85	(4.62)	to	(5.44)
2014	777,868	17.3851	to	15.4352	14,774,648	0.53	1.00	to	1.85	(0.28)	to	(1.13)
2013	935,239	15.6124	to	22.9637	17,862,748	—	1.00	to	1.85	(7.01)	to	(6.21)
2012	1,121,650	16.7896	to	24.5777	23,029,564	2.90	1.00	to	1.85	(1.23)	to	(0.37)
MC5
2016	111,398	15.1182	to	13.5556	1,568,339	—	1.15	to	1.85	(1.15)	to	(1.85)
2015	110,442	15.2941	to	15.0234	1,583,099	2.55	1.15	to	2.05	(4.96)	to	(0.34)
2014	118,757	16.0931	to	15.0741	1,804,378	0.19	1.15	to	2.05	(0.67)	to	(1.57)
2013	164,670	13.7755	to	16.4557	2,532,443	—	1.15	to	2.05	(7.37)	to	(6.52)
2012	136,568	14.8332	to	17.6563	2,246,301	2.50	1.15	to	2.05	(1.73)	to	(0.83)
MC6
2016	1,566,590	31.9832	to	14.0815	43,506,302	0.58	1.15	to	1.85	4.86	to	4.11
2015	1,741,127	30.4997	to	13.5259	46,420,205	0.95	1.15	to	1.85	(2.66)	to	(3.36)
2014	1,877,836	14.3617	to	13.9964	52,631,162	0.50	1.15	to	1.85	3.12	to	2.39
2013	2,092,115	12.7440	to	40.1105	57,215,898	0.67	1.15	to	1.85	19.01	to	19.88
2012	2,365,951	10.7025	to	33.5420	54,517,556	0.72	1.15	to	1.85	17.50	to	18.35

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
MC7
2016	104,234	$20.4535	to	$20.4656	$2,325,270	0.35%	1.15%	to	2.55%	4.63%	to	3.15%
2015	96,438	19.5480	to	19.8404	1,996,561	0.62	1.15	to	2.55	(2.95)	to	(4.33)
2014	108,002	20.1429	to	20.7381	2,299,179	0.19	1.15	to	2.55	2.86	to	1.40
2013	175,811	17.9370	to	26.0623	3,534,222	0.38	1.15	to	2.55	17.86	to	19.55
2012	179,854	15.1109	to	21.8117	3,076,199	0.47	1.15	to	2.10	16.97	to	18.11
MC8
2016	3,836,452	22.0136	to	11.1342	86,911,841	1.12	1.15	to	1.85	4.24	to	3.49
2015	4,325,426	21.1183	to	10.7590	93,596,211	1.26	1.15	to	1.85	(1.94)	to	(2.65)
2014	4,831,113	11.4495	to	11.0518	107,911,560	1.06	1.15	to	1.85	1.22	to	0.50
2013	5,432,212	9.9571	to	33.9097	120,583,776	1.56	1.15	to	1.85	21.71	to	22.59
2012	6,184,482	8.1769	to	27.7289	112,011,193	1.58	1.15	to	1.85	14.64	to	15.48
MC9
2016	369,037	15.8845	to	19.6450	6,490,047	0.81	1.10	to	2.25	4.05	to	2.84
2015	422,318	15.2657	to	19.1018	7,232,070	0.96	1.10	to	2.25	(2.18)	to	(3.32)
2014	486,816	15.6054	to	19.7568	8,587,086	0.75	1.10	to	2.25	1.03	to	(0.15)
2013	571,136	14.0599	to	22.3523	9,984,130	1.25	1.10	to	2.25	20.90	to	22.32
2012	804,018	11.5821	to	18.2921	11,694,232	1.31	1.15	to	2.25	13.94	to	15.23
MD0
2016	1,899,277	28.6923	to	18.1988	51,409,257	—	1.15	to	1.85	5.03	to	4.27
2015	2,118,016	27.3178	to	17.4528	54,757,714	5.17	1.15	to	1.85	(3.34)	to	(4.04)
2014	2,357,689	19.8453	to	18.1874	63,972,507	2.80	1.15	to	1.85	3.26	to	2.53
2013	2,653,641	17.6120	to	34.6579	69,875,165	2.55	1.15	to	1.85	6.82	to	7.60
2012	2,816,638	16.4786	to	32.2897	69,236,431	1.92	1.15	to	1.85	7.52	to	8.31
M92
2016	56,171,972	12.4709	to	11.3569	686,213,466	—	0.65	to	2.55	5.29	to	3.28
2015	61,825,683	11.8441	to	10.9963	724,423,931	4.89	0.65	to	2.55	(3.12)	to	(4.98)
2014	70,148,596	12.2261	to	11.5723	855,730,233	2.58	0.65	to	2.55	3.57	to	1.59
2013	78,489,983	11.3913	to	21.0923	933,031,187	2.33	0.65	to	2.55	5.77	to	7.84
2012	83,848,269	10.8365	to	19.6683	933,129,242	1.79	0.65	to	2.35	6.68	to	8.55
M96
2016	4,799,909	19.8527	to	15.3592	92,685,337	2.68	1.15	to	1.85	(0.11)	to	(0.83)
2015	5,257,120	19.8742	to	15.4874	102,055,769	2.73	1.15	to	1.85	(0.67)	to	(1.39)
2014	5,893,305	17.1661	to	15.7056	116,290,449	2.42	1.15	to	1.85	3.65	to	2.92
2013	6,645,894	14.9236	to	24.4099	127,074,581	2.17	1.15	to	1.85	(4.40)	to	(3.70)
2012	7,678,114	15.5939	to	25.4107	153,265,951	3.16	1.15	to	1.85	0.62	to	1.36
MD2
2016	16,682,003	10.5502	to	10.9635	214,602,842	2.37	0.65	to	2.50	0.02	to	(1.84)
2015	18,001,929	10.5479	to	11.2494	233,787,906	2.39	0.65	to	2.55	(0.40)	to	(0.96)
2014	20,566,508	10.5899	to	11.3580	271,002,756	2.18	0.65	to	2.55	3.99	to	2.00
2013	24,621,249	10.1838	to	14.4102	314,785,436	1.93	0.65	to	2.55	(5.37)	to	(3.53)
2012	27,316,157	10.5561	to	15.0126	365,299,829	2.86	0.65	to	2.55	(0.35)	to	1.60
MA6
2016	2,350,891	21.8140	to	19.0023	59,541,819	6.62	1.00	to	1.85	12.69	to	11.72
2015	2,734,375	19.3581	to	17.0090	61,795,969	6.84	1.00	to	1.85	(5.18)	to	(5.99)
2014	3,131,858	20.4147	to	18.0929	75,760,388	5.28	1.00	to	1.85	1.78	to	0.90
2013	3,573,022	17.9306	to	36.2344	85,666,186	2.34	1.00	to	1.85	4.46	to	5.36
2012	4,001,907	17.1657	to	34.5236	91,984,284	6.85	1.00	to	1.85	12.77	to	13.75
MA3
2016	2,592,985	11.7787	to	16.6825	52,755,833	6.38	0.65	to	2.50	12.91	to	10.80
2015	3,167,879	10.4323	to	15.9129	57,755,878	6.36	0.65	to	2.55	(5.04)	to	(0.91)
2014	3,662,907	10.9863	to	16.0598	71,238,179	4.98	0.65	to	2.55	1.87	to	(0.08)
2013	4,518,884	10.6096	to	21.3599	87,287,128	2.08	0.65	to	2.55	3.39	to	5.41
2012	5,322,383	10.2150	to	20.3768	98,934,341	6.17	0.65	to	2.55	2.15	to	13.21

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
M97
2016	1,863,912	$18.2037	to	$16.1509	$36,365,158	1.15%	1.00%	to	1.85%	1.47%	to	0.60%
2015	2,078,687	17.9405	to	16.0552	40,049,140	1.55	1.00	to	1.85	(0.68)	to	(1.54)
2014	2,301,140	18.0638	to	16.3057	45,040,930	0.88	1.00	to	1.85	(5.93)	to	(6.74)
2013	2,560,681	17.2816	to	24.7827	53,514,206	1.32	1.00	to	1.85	11.81	to	12.78
2012	2,783,903	15.4481	to	22.0049	51,736,851	1.00	1.00	to	1.85	17.67	to	18.69
MD5
2016	1,260,948	11.8749	to	10.7967	16,974,565	0.88	0.65	to	2.10	1.49	to	0.01
2015	1,348,083	11.7007	to	10.7959	18,095,128	1.28	0.65	to	2.10	(0.55)	to	(2.00)
2014	1,551,892	11.7650	to	11.0160	21,003,226	0.64	0.65	to	2.10	(5.80)	to	(7.18)
2013	1,744,997	11.8682	to	28.1895	25,080,479	1.11	0.65	to	2.10	11.29	to	12.94
2012	1,795,206	10.5378	to	25.0992	23,166,934	0.75	0.65	to	2.30	16.78	to	18.76
M98
2016	1,344,992	40.2464	to	24.4224	43,324,841	1.33	1.15	to	1.85	2.87	to	2.13
2015	1,495,078	39.1244	to	23.9140	46,933,339	1.92	1.15	to	1.85	5.44	to	4.68
2014	1,587,611	24.9009	to	22.8449	47,933,176	1.92	1.15	to	1.85	0.18	to	(0.53)
2013	1,731,827	22.7506	to	37.0357	52,302,066	1.51	1.15	to	1.85	25.54	to	26.45
2012	1,880,504	18.1128	to	29.2883	44,954,741	1.55	1.15	to	1.85	14.07	to	14.90
M93
2016	7,480,028	16.2563	to	13.3412	107,609,241	1.11	0.65	to	2.25	3.17	to	1.51
2015	8,395,446	15.7574	to	13.1434	118,129,065	1.68	0.65	to	2.25	5.63	to	3.93
2014	9,980,826	14.9177	to	12.6466	134,170,592	1.71	0.65	to	2.25	0.48	to	(1.14)
2013	11,692,129	12.7038	to	32.8942	158,015,486	1.35	0.65	to	2.35	24.64	to	26.80
2012	13,665,036	10.1927	to	26.0852	146,947,171	1.40	0.65	to	2.35	13.19	to	15.17
MD6
2016	16,970,462	12.3173	to	11.5679	287,428,792	0.59	1.00	to	1.85	5.01	to	4.11
2015	19,246,726	11.7292	to	11.1109	311,395,276	0.49	1.00	to	1.85	(1.11)	to	(1.96)
2014	21,451,277	11.8614	to	11.3334	354,414,214	0.54	1.00	to	1.85	10.40	to	9.45
2013	24,362,512	9.6327	to	18.0749	365,928,868	0.71	1.00	to	1.85	27.98	to	29.09
2012	27,774,564	7.5228	to	14.0213	323,460,136	0.41	1.00	to	1.85	15.07	to	16.07
MB3
2016	1,833,885	17.9326	to	19.3889	34,998,962	0.37	1.00	to	2.50	4.78	to	4.10
2015	2,067,810	17.1139	to	18.6244	37,896,204	0.44	1.00	to	2.50	(1.33)	to	(2.83)
2014	2,375,862	17.3448	to	19.1662	44,673,723	0.27	1.00	to	2.50	10.12	to	8.45
2013	2,908,840	14.1592	to	22.7001	50,157,881	0.45	1.00	to	2.50	26.88	to	28.83
2012	3,365,777	11.0856	to	17.6557	45,257,479	0.12	1.00	to	2.55	13.86	to	15.68
MCS
2012	—	—			—	—	1.15	to	1.85	11.24	to	11.75
MC1
2012	—	—			—	—	1.15	to	2.50	10.53	to	11.50
MD8
2016	4,698,353	11.9508	to	9.3554	54,106,028	0.01	1.15	to	1.85	(1.13)	to	(1.84)
2015	5,440,048	12.0872	to	9.5310	63,450,866	—	1.15	to	1.85	(1.14)	to	(1.85)
2014	5,636,328	10.6572	to	9.7106	67,354,288	—	1.15	to	1.85	(1.15)	to	(1.85)
2013	6,262,253	9.8057	to	13.4938	75,746,727	—	1.15	to	1.85	(1.85)	to	(1.14)
2012	6,985,878	9.9804	to	13.6827	85,734,713	—	1.15	to	1.85	(1.86)	to	(1.14)
MD9
2016	18,785,298	9.7360	to	8.0637	170,982,388	0.01	0.65	to	2.55	(0.64)	to	(2.54)
2015	18,207,733	9.7989	to	8.3576	168,401,641	—	0.65	to	2.55	(0.65)	to	(1.57)
2014	20,418,070	9.8630	to	8.4905	191,840,751	—	0.65	to	2.55	(0.65)	to	(2.55)
2013	23,996,564	8.7127	to	10.3292	228,987,377	—	0.65	to	2.55	(2.55)	to	(0.65)
2012	28,245,079	8.9407	to	10.4335	273,733,380	—	0.65	to	2.55	(2.56)	to	(0.08)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
NWD
2014	—	$—			$—	—%	1.00%	to	1.85%	(9.19%)	to	(9.66%)
2013	3,047,385	16.2186	to	33.0888	71,102,862	—	1.00	to	1.85	38.83	to	40.03
2012	3,463,596	11.6471	to	23.6629	57,662,794	—	1.00	to	1.85	18.97	to	20.00
M1A
2014	—	—			—	—	1.00	to	2.55	(9.33)	to	(10.19)
2013	2,132,167	19.0015	to	32.2292	59,031,517	—	1.00	to	2.55	37.48	to	39.66
2012	2,886,757	13.7510	to	23.1232	58,254,104	—	1.00	to	2.55	17.78	to	19.66
ME2
2016	1,315,665	23.6996	to	12.6486	21,301,442	1.57	1.15	to	1.85	(1.83)	to	(2.54)
2015	1,495,623	24.1416	to	12.9781	24,634,929	1.93	1.15	to	1.85	(3.08)	to	(3.78)
2014	1,702,999	14.4470	to	13.4876	29,016,513	1.83	1.15	to	1.85	(7.95)	to	(8.60)
2013	1,850,203	14.5705	to	27.0563	34,295,007	0.72	1.15	to	1.85	16.81	to	17.66
2012	2,040,223	12.4675	to	22.9961	32,226,095	2.15	1.15	to	1.85	14.43	to	15.26
ME3
2016	2,632,854	17.2127	to	16.9084	50,418,946	1.34	1.15	to	2.50	(2.05)	to	(2.03)
2015	2,946,172	17.5735	to	17.2595	57,887,140	1.69	1.15	to	2.50	(3.32)	to	(4.64)
2014	3,404,092	18.1773	to	18.0998	69,538,063	1.53	1.15	to	2.50	(8.23)	to	(9.48)
2013	3,783,762	16.6767	to	24.2405	84,627,041	0.48	1.15	to	2.55	15.75	to	17.41
2012	4,445,030	10.6668	to	20.6568	84,955,119	1.94	0.65	to	2.55	13.31	to	15.53
MA5
2016	1,449,592	20.7762	to	18.1852	28,360,544	3.06	1.15	to	1.85	7.01	to	6.24
2015	1,688,630	19.4153	to	17.1175	30,929,998	5.58	1.15	to	1.85	(2.97)	to	(3.67)
2014	1,940,309	19.3023	to	17.7693	37,074,483	3.23	1.15	to	1.85	2.09	to	1.36
2013	2,007,250	17.3367	to	19.5978	37,490,369	3.02	1.15	to	1.85	(0.41)	to	0.31
2012	2,221,728	17.3996	to	19.5370	41,521,964	5.37	1.15	to	1.85	8.37	to	9.16
MA7
2016	369,423	18.9631	to	16.1284	6,463,203	2.85	1.15	to	2.10	6.76	to	5.73
2015	378,492	17.7625	to	15.2539	6,242,579	5.56	1.15	to	2.10	(3.19)	to	(4.12)
2014	413,576	18.3474	to	15.9092	7,109,480	3.07	1.15	to	2.10	1.80	to	0.82
2013	424,124	15.7791	to	18.0225	7,225,862	2.91	1.15	to	2.10	(1.04)	to	(0.08)
2012	494,514	15.6190	to	18.0370	8,481,632	5.10	1.15	to	2.30	7.74	to	9.02
ME4
2016	1,549,172	10.7600	to	8.9511	15,195,193	—	1.15	to	1.85	7.46	to	6.68
2015	1,705,852	10.0145	to	8.3903	15,593,420	—	1.15	to	1.85	9.49	to	8.70
2014	1,904,773	8.5713	to	7.7188	16,061,741	—	1.15	to	1.85	9.44	to	8.66
2013	1,991,018	7.0989	to	8.3588	15,414,639	—	1.15	to	1.85	32.68	to	33.65
2012	2,237,212	5.3448	to	6.2552	13,006,405	—	1.15	to	1.85	12.46	to	13.29
MA2
2016	69,292	21.4868	to	20.8489	1,456,202	—	1.15	to	2.05	7.14	to	6.16
2015	75,216	20.0550	to	19.6383	1,480,354	—	1.15	to	2.05	9.26	to	8.27
2014	79,394	18.3552	to	18.1390	1,452,311	—	1.15	to	2.05	9.14	to	8.14
2013	88,657	15.4047	to	35.3976	1,488,775	—	1.15	to	1.85	32.23	to	33.17
2012	97,822	11.6499	to	26.5938	1,233,938	—	1.15	to	1.85	12.14	to	12.94
TRS
2013	—	—			—	3.92	1.15	to	1.85	9.13	to	9.62
2012	17,540,875	14.4819	to	37.7417	436,066,585	2.59	1.15	to	1.85	9.27	to	10.07

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
MFJ
2013	—	$—			$—	3.51%	0.65%	to	2.55%	8.50%	to	9.82%
2012	38,375,398	11.5397	to	16.5688	595,106,199	2.31	0.65	to	2.55	8.17	to	10.29
UTS
2014	—	—			—	5.57	1.15	to	1.85	10.23	to	9.76
2013	4,065,665	22.3402	to	72.3830	158,211,015	2.75	1.15	to	1.85	18.38	to	19.24
2012	4,597,504	18.8620	to	60.8539	150,920,550	4.62	1.15	to	1.85	12.03	to	12.85
MFE
2014	—	—			—	5.01	1.00	to	2.30	10.14	to	9.27
2013	2,522,048	26.2756	to	47.2413	106,401,617	2.53	1.00	to	2.30	17.53	to	19.09
2012	2,966,844	12.6267	to	39.7482	106,106,149	4.40	0.65	to	2.35	11.23	to	13.18
MVS
2014	—	—			—	3.20	1.15	to	1.85	1.82	to	1.38
2013	4,956,976	19.7881	to	28.7356	127,041,369	2.90	1.15	to	1.85	33.35	to	34.32
2012	5,477,388	14.8015	to	21.3937	104,795,200	1.84	1.15	to	1.85	14.06	to	14.89
MV1
2014	—	—			—	2.77	0.65	to	2.50	2.01	to	0.86
2013	8,175,633	16.4495	to	25.7119	190,701,383	2.62	0.65	to	2.50	32.09	to	34.60
2012	10,162,634	12.2213	to	19.2092	178,140,581	1.58	0.65	to	2.50	13.06	to	15.21
MF3
2016	4,055,584	20.9829	to	16.1445	69,692,673	0.92	0.65	to	2.30	19.80	to	17.81
2015	5,343,286	17.5150	to	13.7037	77,471,696	0.32	0.65	to	2.30	(5.00)	to	(6.58)
2014	6,334,776	18.4370	to	14.6688	97,745,208	0.69	0.65	to	2.30	6.34	to	4.58
2013	7,735,586	13.9780	to	17.3375	113,424,430	1.43	0.65	to	2.35	41.92	to	44.39
2012	10,479,693	9.7321	to	12.0077	107,498,309	0.35	0.65	to	2.55	11.46	to	13.65
MF5
2016	38,928,761	12.8118	to	13.6840	575,990,066	2.42	0.65	to	2.55	4.05	to	2.06
2015	45,325,104	12.3135	to	13.4082	650,867,979	2.85	0.65	to	2.55	(1.14)	to	(3.03)
2014	51,303,754	12.4549	to	13.8267	752,352,396	1.53	0.65	to	2.55	3.73	to	1.75
2013	58,713,818	12.0067	to	14.4817	838,071,596	2.70	0.65	to	2.55	6.72	to	8.80
2012	68,401,135	11.0351	to	13.4043	905,908,146	2.64	0.65	to	2.55	5.93	to	8.01
MF6
2016	90,462	26.3141	to	20.1245	2,257,599	2.55	1.35	to	2.55	6.48	to	5.19
2015	112,828	24.7122	to	19.1320	2,640,528	3.97	1.35	to	2.55	(0.62)	to	(1.82)
2014	126,247	24.8653	to	19.4876	3,002,660	2.16	1.35	to	2.55	14.06	to	12.67
2013	162,229	17.2957	to	22.0560	3,387,519	5.26	1.35	to	2.55	2.31	to	3.57
2012	187,171	16.9055	to	21.3719	3,725,321	1.04	1.35	to	2.55	26.70	to	28.27
MF7
2016	4,098,331	15.0877	to	15.3561	69,972,782	1.97	0.65	to	2.50	7.00	to	5.01
2015	4,791,411	14.1003	to	14.6231	77,277,420	3.27	0.65	to	2.50	(0.18)	to	(2.04)
2014	5,660,139	14.1263	to	14.9281	92,430,428	1.70	0.65	to	2.50	14.56	to	12.43
2013	7,368,766	12.3309	to	14.9157	106,126,893	4.54	0.65	to	2.55	2.09	to	4.08
2012	7,508,053	11.8471	to	14.4322	105,024,241	0.70	0.65	to	2.55	26.25	to	28.72
MF9
2016	20,358,832	15.1113	to	18.1505	390,486,019	2.45	0.65	to	2.30	6.24	to	4.48
2015	23,810,696	14.2233	to	17.3724	434,272,098	4.01	0.65	to	2.30	(0.35)	to	(2.01)
2014	27,011,031	14.2739	to	17.7287	499,182,175	1.40	0.65	to	2.30	4.35	to	2.62
2013	32,241,288	13.6785	to	18.1674	576,399,130	2.32	0.65	to	2.30	19.57	to	21.59
2012	34,834,038	11.2501	to	15.0481	517,571,863	2.34	0.65	to	2.30	9.80	to	11.66

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
MG1
2016	13,465,623	$10.5868	to	$11.0145	$157,145,585	—%	0.65%	to	2.30%	1.72%	to	0.03%
2015	14,182,033	10.4082	to	11.0116	164,263,639	0.40	0.65	to	2.30	(5.88)	to	(7.45)
2014	16,245,564	11.0586	to	11.8974	201,849,715	0.61	0.65	to	2.30	2.76	to	1.05
2013	18,852,264	10.7616	to	12.3808	229,948,348	—	0.65	to	2.35	(7.51)	to	(5.90)
2012	21,679,451	11.4363	to	13.2504	283,700,615	0.79	0.65	to	2.35	4.88	to	6.72
MF2
2016	27,490,632	10.4101	to	9.3462	275,872,908	1.35	1.30	to	2.50	0.36	to	(0.86)
2015	30,382,434	10.3725	to	9.4944	305,073,432	1.30	1.30	to	2.55	(0.83)	to	(0.99)
2014	36,736,454	10.4592	to	9.5891	373,635,108	1.25	1.30	to	2.55	(0.51)	to	(1.77)
2013	43,289,725	9.7617	to	10.5126	444,170,343	0.13	1.30	to	2.55	(1.86)	to	(0.60)
2012	45,178,189	9.9464	to	10.5758	468,269,992	1.15	1.30	to	2.55	(0.38)	to	0.91
MG2
2016	14,365,301	10.0311	to	9.4762	142,051,166	1.05	0.65	to	2.10	0.82	to	(0.65)
2015	16,047,854	9.9493	to	9.5382	158,937,215	1.04	0.65	to	2.10	(0.37)	to	(1.83)
2014	19,532,086	9.9867	to	9.7158	196,087,648	1.06	0.65	to	2.10	(0.17)	to	(1.62)
2013	21,172,711	9.8761	to	10.3242	214,945,968	—	0.65	to	2.10	(1.63)	to	(0.17)
2012	16,475,522	10.0204	to	10.4153	169,107,917	0.92	0.65	to	2.10	(0.15)	to	1.34
MG3
2016	1,665,751	19.9432	to	18.2309	31,932,872	0.86	1.30	to	2.30	14.47	to	13.31
2015	2,078,651	17.4222	to	16.0893	34,980,102	0.93	1.30	to	2.30	(3.60)	to	(4.57)
2014	2,458,735	18.0722	to	16.8605	43,133,660	0.97	1.30	to	2.30	8.93	to	7.83
2013	3,123,825	15.4055	to	16.5907	50,543,702	1.14	1.30	to	2.55	33.42	to	35.13
2012	4,163,118	11.5464	to	12.2773	50,057,208	1.03	1.30	to	2.55	13.40	to	14.86
MG4
2016	1,552,431	21.1154	to	16.1967	29,418,427	0.67	0.65	to	2.15	15.01	to	1.59
2015	1,911,690	18.3596	to	15.9433	31,822,181	0.69	0.65	to	2.15	(3.29)	to	(4.75)
2014	2,084,776	18.9850	to	16.7971	36,217,594	0.76	0.65	to	2.10	9.45	to	7.85
2013	2,245,602	15.5745	to	17.3463	35,968,593	0.96	0.65	to	2.10	33.66	to	35.64
2012	2,464,431	11.6525	to	12.7888	29,350,708	0.82	0.65	to	2.10	13.57	to	15.26
MG6
2016	92,397,930	14.0486	to	16.3314	1,590,095,837	2.53	0.65	to	2.25	5.18	to	3.48
2015	102,938,721	13.3571	to	15.7817	1,700,470,142	3.65	0.65	to	2.25	(0.52)	to	(2.12)
2014	117,541,381	13.4270	to	16.1240	1,971,564,429	1.32	0.65	to	2.25	4.36	to	2.68
2013	126,127,582	12.8664	to	16.4701	2,046,366,884	2.37	0.65	to	2.35	13.77	to	15.75
2012	130,451,076	11.1157	to	14.3300	1,847,638,432	2.34	0.65	to	2.35	7.79	to	9.67
MG7
2016	320,776	19.7581	to	20.1485	7,536,524	0.64	0.65	to	2.25	25.91	to	11.84
2015	402,041	15.6921	to	18.2161	7,573,913	0.31	0.65	to	2.10	(3.53)	to	(4.94)
2014	460,623	16.2667	to	19.1628	9,081,918	0.28	0.65	to	2.10	2.52	to	1.02
2013	528,380	15.8667	to	19.7365	10,256,649	0.87	0.65	to	2.30	36.47	to	38.77
2012	774,792	11.4339	to	14.3234	10,950,659	—	0.65	to	2.10	7.29	to	8.88
V44
2016	337,618	17.5355	to	16.0506	5,605,835	—	0.65	to	2.30	(2.56)	to	(4.18)
2015	207,421	17.9962	to	16.7505	3,575,777	—	0.65	to	2.30	11.24	to	9.39
2014	217,510	16.1778	to	15.3122	3,398,500	—	0.65	to	2.30	5.40	to	3.65
2013	141,552	14.8423	to	15.1032	2,123,254	0.10	1.35	to	2.10	44.62	to	45.73
2012	66,327	10.2694	to	10.3639	684,152	—	1.35	to	2.05	11.70	to	12.51

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
V43
2016	468,136	$14.1847	to	$13.2616	$6,469,819	—%	1.35%	to	2.10%	(10.07%)	to	(10.76%)
2015	479,964	15.7736	to	14.8601	7,397,574	—	1.35	to	2.10	(7.26)	to	(7.96)
2014	611,449	17.0083	to	16.1461	10,179,165	—	1.35	to	2.10	0.47	to	(0.30)
2013	738,540	16.1944	to	16.9294	12,247,977	0.22	1.35	to	2.10	34.60	to	35.63
2012	1,086,854	12.0317	to	12.4822	13,335,284	—	1.35	to	2.10	6.20	to	7.02
O19
2016	778,076	16.9815	to	17.1754	16,765,951	0.12	0.65	to	2.35	(6.51)	to	(4.72)
2015	911,851	18.1646	to	18.0266	20,459,674	—	0.65	to	2.35	2.60	to	0.84
2014	1,118,112	17.7049	to	17.8763	24,702,393	0.18	0.65	to	2.35	14.38	to	12.42
2013	1,235,424	15.0291	to	20.7651	24,194,235	0.75	0.65	to	2.35	26.39	to	28.59
2012	1,492,800	11.8246	to	16.2632	22,858,138	0.40	0.65	to	2.55	10.89	to	13.06
O23
2016	1,113,958	10.3640	to	9.4228	11,018,271	2.12	1.30	to	2.10	4.72	to	2.76
2015	1,051,993	9.8973	to	9.1845	10,095,675	2.01	1.30	to	2.10	(0.74)	to	(1.55)
2014	1,279,424	9.9711	to	9.3554	12,392,996	1.78	1.30	to	2.10	6.61	to	5.75
2013	1,457,258	8.8469	to	9.3527	13,279,282	2.13	1.30	to	2.10	10.46	to	11.37
2012	1,556,840	8.0088	to	8.3981	12,783,812	1.20	1.30	to	2.10	9.74	to	10.64
O20
2016	917,004	15.2246	to	18.7989	18,640,711	0.79	0.65	to	2.25	(0.81)	to	(2.40)
2015	1,162,408	15.3483	to	18.6697	24,056,298	1.06	0.65	to	2.25	3.00	to	(1.78)
2014	1,381,266	14.9015	to	19.0074	28,038,218	0.87	0.65	to	2.25	1.39	to	(0.24)
2013	1,563,988	14.6968	to	21.0555	31,659,251	1.15	0.65	to	2.25	24.14	to	26.17
2012	1,669,066	11.6489	to	16.7986	27,011,227	1.95	0.65	to	2.30	18.16	to	20.16
O21
2016	8,523,438	21.1924	to	20.3773	205,092,333	0.86	1.30	to	2.50	9.85	to	8.52
2015	10,443,174	19.2919	to	18.9782	229,753,746	0.65	1.30	to	2.55	1.77	to	3.14
2014	13,047,751	18.9570	to	18.5676	283,142,011	0.58	1.30	to	2.55	8.97	to	7.59
2013	17,117,234	16.1184	to	21.1921	341,777,797	0.86	1.30	to	2.55	28.09	to	29.73
2012	22,420,942	12.5260	to	16.3438	346,551,891	0.65	1.30	to	2.55	13.62	to	15.09
O04
2016	204,714	27.3709	to	29.8788	7,092,483	0.25	1.30	to	2.25	16.14	to	15.02
2015	208,260	23.5667	to	28.3115	6,257,962	0.64	1.30	to	2.25	(7.31)	to	(7.24)
2014	240,139	25.4265	to	30.8428	7,829,293	0.63	1.30	to	2.25	10.20	to	9.14
2013	295,912	22.4228	to	31.3754	8,773,000	0.70	1.30	to	2.25	37.46	to	38.80
2012	385,170	16.2044	to	22.6169	8,255,859	0.32	1.30	to	2.30	14.95	to	16.13
PH2
2016	25,868	12.2369	to	11.4183	313,754	4.98	1.35	to	2.10	6.29	to	2.48
2015	17,585	11.5124	to	11.1420	200,218	5.36	1.35	to	2.10	(10.25)	to	8.04
2014	15,812	12.8266	to	12.5091	200,985	—	1.35	to	2.10	(0.46)	to	(1.21)
2013	2,964	12.6629	to	12.8855	37,848	1.74	1.35	to	2.10	16.69	to	17.59
2012	3,537	10.9583	to	10.9583	38,756	0.47	1.35	to	1.35	8.28	to	8.28
P08
2016	1,425,955	14.0135	to	12.6495	19,285,931	2.56	1.35	to	2.25	11.41	to	10.39
2015	1,618,473	12.5788	to	11.4590	19,696,479	2.92	1.35	to	2.25	(10.22)	to	(11.04)
2014	2,092,555	14.0101	to	12.8805	28,444,593	5.05	1.35	to	2.25	(0.88)	to	(1.79)
2013	2,482,202	13.0602	to	14.1349	34,072,842	4.90	1.35	to	2.30	(2.03)	to	(1.08)
2012	1,672,848	13.0886	to	14.2893	23,316,562	6.80	1.35	to	2.55	12.00	to	13.39

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
PC0
2016	1,573,134	$11.4748	to	$10.6169	$17,175,088	2.42%	0.65%	to	2.10%	12.17%	to	10.53%
2015	1,909,115	10.2297	to	9.6051	18,751,715	2.84	0.65	to	2.10	(9.78)	to	(11.10)
2014	2,156,461	11.3384	to	10.8039	23,698,600	5.13	0.65	to	2.10	(0.20)	to	(1.65)
2013	2,162,181	10.9857	to	11.3609	24,033,787	4.55	0.65	to	2.10	(1.99)	to	(0.54)
2012	1,970,809	11.2091	to	11.4228	22,244,284	5.61	0.65	to	2.10	12.38	to	14.06
P70
2016	71,096	5.5293	to	5.1053	373,905	0.96	0.65	to	2.05	14.13	to	12.52
2015	95,997	4.8221	to	4.5374	446,503	4.02	0.65	to	2.05	(26.15)	to	(27.19)
2014	77,398	6.5292	to	6.2317	491,255	0.26	0.65	to	2.05	(19.15)	to	(20.29)
2013	98,183	7.8180	to	8.0757	777,700	1.66	0.65	to	2.05	(16.46)	to	(15.27)
2012	123,399	9.3588	to	9.5310	1,163,627	2.52	0.65	to	2.05	2.96	to	4.44
P10
2016	5,613,985	6.1148	to	5.4308	33,027,779	1.09	0.65	to	2.35	14.41	to	12.45
2015	7,094,528	5.3448	to	4.8295	36,847,209	4.54	0.65	to	2.35	(26.19)	to	(27.45)
2014	6,462,517	7.2412	to	6.6573	45,945,802	0.36	0.65	to	2.35	(18.96)	to	(20.34)
2013	6,478,457	8.3575	to	9.0834	57,375,797	1.73	0.65	to	2.35	(16.71)	to	(15.25)
2012	6,600,955	10.0337	to	10.8339	69,673,586	2.78	0.65	to	2.35	2.90	to	4.70
PK8
2016	419,882	12.1916	to	17.8672	11,618,444	5.26	0.65	to	2.55	12.61	to	10.45
2015	514,828	10.8266	to	16.1760	12,770,747	5.18	0.65	to	2.55	(2.88)	to	(4.74)
2014	664,024	11.1479	to	16.9809	17,205,673	5.23	0.65	to	2.55	0.86	to	(1.07)
2013	807,165	11.0524	to	27.6386	21,005,673	5.00	0.65	to	2.55	(9.34)	to	(7.57)
2012	954,608	11.9580	to	30.1155	27,021,992	4.93	0.65	to	2.30	15.18	to	17.13
P20
2016	32,472	11.5638	to	11.1066	370,047	5.17	1.35	to	2.10	11.70	to	10.85
2015	35,308	10.3522	to	10.0190	361,335	5.19	1.35	to	2.10	(3.66)	to	(4.40)
2014	39,674	10.7458	to	10.4797	422,707	5.08	1.35	to	2.10	0.05	to	(0.71)
2013	50,359	10.5545	to	10.7402	537,988	4.90	1.35	to	2.10	(9.01)	to	(8.32)
2012	55,383	11.6001	to	11.7144	647,237	4.86	1.35	to	2.10	15.30	to	16.19
PD6
2016	43,988,744	10.4463	to	10.7801	498,296,480	2.31	0.65	to	2.25	3.24	to	1.58
2015	49,587,168	10.1180	to	10.6122	549,137,374	1.58	0.65	to	2.25	(0.91)	to	(2.50)
2014	56,498,567	10.2107	to	10.8847	637,259,828	2.34	0.65	to	2.25	3.89	to	2.22
2013	72,498,400	9.8283	to	11.0842	794,289,727	3.11	0.65	to	2.25	(9.98)	to	(8.51)
2012	90,852,198	10.7422	to	12.2009	1,098,153,881	3.19	0.65	to	2.25	6.31	to	8.06
P06
2016	2,992,479	13.8527	to	14.0798	46,282,276	2.24	1.30	to	2.30	3.83	to	2.78
2015	3,448,066	13.3416	to	13.6990	51,516,094	3.70	1.30	to	2.30	(3.97)	to	(4.94)
2014	4,261,623	13.8932	to	14.5017	66,613,350	1.43	1.30	to	2.30	1.76	to	0.73
2013	5,155,938	13.0181	to	16.0778	79,426,344	1.64	1.30	to	2.35	(11.35)	to	(10.40)
2012	5,645,895	14.6029	to	17.9528	97,276,054	1.08	1.30	to	2.35	6.19	to	7.34
P07
2016	11,732,629	15.5594	to	13.3638	189,260,806	2.06	1.30	to	2.55	1.35	to	0.06
2015	12,782,699	15.3525	to	13.3552	204,323,414	4.63	1.30	to	2.55	(0.86)	to	(2.11)
2014	15,806,505	15.4850	to	13.6433	256,208,609	2.15	1.30	to	2.55	2.93	to	1.62
2013	19,151,407	13.4254	to	16.4258	302,435,033	2.20	1.30	to	2.55	(4.46)	to	(3.24)
2012	20,657,880	14.0524	to	16.9837	338,090,727	2.57	1.30	to	2.55	6.79	to	8.17

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
PI3
2016	2,003,188	$10.6047	to	$10.1855	$20,961,119	3.83%	1.35%	to	2.10%	(0.66%)	to	(1.42%)
2015	2,146,145	10.6752	to	10.3318	22,655,392	0.09	1.35	to	2.10	(1.88)	to	(2.63)
2014	2,039,866	10.8800	to	10.6106	22,002,171	—	1.35	to	2.10	2.45	to	1.68
2013	1,907,591	10.4357	to	10.7922	20,126,427	—	0.65	to	2.10	1.90	to	3.40
2012	687,110	10.2416	to	10.3425	7,077,333	—	1.35	to	2.10	2.17	to	2.95
P72
2016	734,547	20.4002	to	18.4216	14,212,210	1.82	0.65	to	2.55	12.90	to	10.75
2015	915,560	17.5294	to	16.6341	15,831,203	1.42	1.35	to	2.55	(4.35)	to	(5.52)
2014	877,251	18.3270	to	17.6051	15,909,266	1.59	1.35	to	2.55	11.14	to	9.79
2013	635,744	16.0356	to	16.4901	10,403,998	1.27	1.35	to	2.55	29.04	to	30.63
2012	212,723	12.4677	to	12.6236	2,672,455	1.41	1.35	to	2.30	16.55	to	17.69
3XX
2012	—	—			—	6.91	1.35	to	2.10	8.59	to	9.37
SBI
2012	—	—			—	5.92	0.65	to	2.30	11.03	to	12.79
SSA
2012	—	—			—	3.25	0.65	to	2.30	10.93	to	12.69
SVV
2012	—	—			—	1.24	0.65	to	2.30	8.14	to	9.86
1XX
2012	—	—			—	—	0.01	to	0.02	11.71	to	13.48
SLC
2012	—	—			—	1.58	1.30	to	2.55	8.18	to	9.49
S12
2012	—	—			—	1.14	1.35	to	2.10	8.36	to	9.14
S14
2012	—	—			—	6.20	0.65	to	2.35	10.57	to	12.38
4XX
2012	—	—			—	2.91	0.65	to	2.55	5.28	to	7.21
S16
2012	—	—			—	0.08	1.35	to	2.35	14.74	to	15.84
LGF
2012	—	—			—	—	0.01	to	0.02	9.67	to	10.46
IGB
2012	—	—			—	2.16	0.65	to	2.55	3.39	to	5.29
CMM
2012	—	—			—	—	0.65	to	2.30	(2.16)	to	(0.61)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
W41
2016	15,020	$21.4519	to	$19.7246	$310,731	0.16%	1.35%	to	2.05%	11.83%	to	11.04%
2015	17,210	19.1829	to	17.7642	319,237	0.01	1.35	to	2.05	(1.10)	to	(1.81)
2014	23,675	19.3972	to	18.0911	444,753	—	1.35	to	2.05	1.75	to	1.03
2013	28,431	17.9073	to	19.0638	526,566	0.29	1.35	to	2.05	31.82	to	32.76
2012	37,543	13.5845	to	14.3593	525,113	0.37	1.35	to	2.05	16.02	to	16.85
W42
2016	2,292	20.3397	to	15.6813	46,189	—	1.65	to	2.05	11.81	to	11.36
2015	4,229	18.1909	to	17.4081	75,099	—	1.65	to	2.05	(2.25)	to	(2.65)
2014	4,347	18.6096	to	17.8815	79,117	—	1.65	to	2.05	3.06	to	2.64
2013	4,578	17.4222	to	18.0578	80,974	0.14	1.65	to	2.05	31.01	to	31.55
2012	4,820	13.2981	to	13.7272	64,970	0.32	1.65	to	2.05	17.54	to	18.03
W46
2016	—	11.5298	to	10.4698	—	0.48	0.65	to	2.55	2.57	to	1.93
2015	3,851,623	11.2410	to	10.2720	41,497,667	1.24	0.65	to	2.55	(0.52)	to	(2.42)
2014	3,836,516	11.2995	to	10.5269	41,913,262	1.36	0.65	to	2.55	4.90	to	2.90
2013	3,349,146	10.2303	to	10.7712	35,196,445	1.25	0.65	to	2.55	(4.92)	to	(3.07)
2012	2,389,154	10.8060	to	11.1121	26,148,333	1.41	0.65	to	2.30	3.64	to	5.40

[1]	Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.
[2]	Ratio represents the annualized contract expenses of the Sub-Account, consisting primarily of mortality and expense charges and distribution charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
[3]	Ratio represents the total return for the year indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The ranges for the current year total return are based on the groupings that produced the lowest and highest expense ratios.
[4]	The unit values are not a direct calculation of net assets over the number of units allocated to the Sub-Account. The ranges for the current year unit value are based on the groupings that produced the lowest and highest expense ratios. Some unit values may be outside of the range due to timing of the related Sub-Account level’s commencement date.

Delaware Life Insurance Company

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

Report of Independent Auditors

Statutory Financial Statements as of

December 31, 2016 and 2015 and for the Years

Ended December 31, 2016, 2015 and 2014

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

Report of Independent Auditors

To the Board of Directors of

    Delaware Life Insurance Company

We have audited the accompanying statutory financial statements of Delaware Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2016 and 2015, and the related statutory statements of operations and changes in capital stock and surplus, and of cash flows for the years ended December 31, 2016, 2015 and 2014.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404 T: (860) 241 7000, F: (860) 241 7590, www.pwc.com/us

1

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2016 and 2015, or the results of its operations or its cash flows for the years ended December 31, 2016, 2015 and 2014.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital stock and surplus of the Company as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the years ended December 31, 2016, 2015 and 2014, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut

April 28, 2017

2

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENT OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2016 AND 2015 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2016	2015
ADMITTED ASSETS
GENERAL ACCOUNT ASSETS
Debt securities	$7,171,155	$5,853,362
Preferred stocks	33,584	32,634
Common stocks	565,055	550,351
Mortgage loans on real estate	374,983	490,340
Cash, cash equivalents and short-term investments	1,082,724	1,536,423
Contract loans	618,946	630,826
Derivatives	247,258	246,437
Other invested assets	911,089	529,509
Mortgage escrow funds	3,492	3,142
Receivables for securities	20,136	8,167
Investment income due and accrued	101,939	84,071
Amounts recoverable from reinsurers	2,875	4,282
Other amounts receivable under reinsurance contracts	—	8,777
Current federal and foreign income tax recoverable	8,103	8,071
Net deferred tax asset	161,385	213,377
Receivables from parent, subsidiaries and affiliates	1,735	1,298
Cash value of Company Owned Life Insurance	90,540	89,431
Reinsurance deposit asset	1,161,941	1,332,097
Other assets	25,281	24,657

Total general account assets	12,582,221	11,647,252
SEPARATE ACCOUNT ASSETS	25,101,753	25,229,673

TOTAL ADMITTED ASSETS	$37,683,974	$36,876,925

See notes to the statutory financial statements.

3

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENT OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2016 AND 2015 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2016	2015
LIABILITIES, CAPITAL STOCK AND SURPLUS
GENERAL ACCOUNT LIABILITIES
Aggregate reserve for life contracts	$8,810,475	$7,811,011
Liability for deposit type contracts	467,300	189,353
Contract claims	34,945	45,934
Other amounts payable on reinsurance	8,116	3,232
Interest maintenance reserve	131,313	27,333
Commissions to agents due or accrued	10,135	8,358
General expenses due or accrued	56,085	51,851
Transfers from Separate Accounts due or accrued (net)	(622,380)	(644,905)
Remittances and items not allocated	13,112	31,013
Borrowed money and accrued interest thereon	—	25,000
Asset valuation reserve	115,826	151,228
Payable for securities	319,400	521,988
Funds held under reinsurance treaties with unauthorized and certified reinsurers	263,721	270,742
Funds held under coinsurance	1,161,941	1,332,097
Derivatives	45,249	51,090
Other liabilities	131,088	136,037

Total general account liabilities	10,946,326	10,011,362
SEPARATE ACCOUNT LIABILITIES	25,101,751	25,229,672

Total liabilities	36,048,077	35,241,034
CAPITAL STOCK AND SURPLUS:
Common capital stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding	6,437	6,437

Surplus notes	565,000	565,000
Gross paid in and contributed surplus	653,698	653,698
Unassigned funds	410,762	410,756

Total surplus	1,629,460	1,629,454

Total capital stock and surplus	1,635,897	1,635,891

TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$37,683,974	$36,876,925

See notes to the statutory financial statements.

4

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014 (IN THOUSANDS)

	2016	2015	2014
INCOME:
Premiums and annuity considerations	$1,814,434	$1,321,183	$1,783,056
Considerations for supplementary contracts with life contingencies	28,598	28,768	29,190
Net investment income	171,895	381,623	50,614
Amortization of interest maintenance reserve	22,067	18,777	18,502
Commissions and expense allowances on reinsurance ceded	2,442	2,932	3,676
Income from fees associated with investment management, administration and contract guarantees from Separate Accounts	436,129	467,433	480,820
Change in cash value of Company Owned Life Insurance	1,109	(515)	(54)
Investment (loss) or gain on reinsurance deposit asset	(327,872)	46,818	102,960
Other income	70,917	93,093	106,183

Total Income	2,219,719	2,360,112	2,574,947
BENEFITS AND EXPENSES:
Death benefits	128,678	142,344	153,679
Annuity benefits	588,881	589,120	682,288
Surrender benefits and withdrawals for life contracts	2,112,722	2,518,026	3,385,457
Interest and adjustments on contract or deposit-type contract funds	(38,729)	6,607	9,688
Payments on supplementary contracts with life contingencies	35,940	31,740	35,769
Increase in aggregate reserves for life and accident and health contracts	971,605	536,439	644,086

Total Benefits	3,799,097	3,824,276	4,910,967
Commissions on premiums, annuity considerations and deposit-type contract funds (direct business only)	118,388	119,118	109,136
Commissions and expense allowances on reinsurance assumed	121	123	127
General insurance expenses	228,521	231,294	216,356
Insurance taxes, licenses and fees, excluding federal income taxes	2,820	4,697	6,025
Net transfers (from) Separate Accounts net of reinsurance	(1,949,196)	(2,160,670)	(2,749,140)
Investment (income) expense on funds held	(178,151)	58,979	(225,350)
Other deductions	2,751	3,990	3,832

Total Benefits and Expenses	2,024,351	2,081,807	2,271,953
Net income from operations before federal income tax (benefit) expense and net realized capital gains (losses)	195,368	278,305	302,994
Federal income tax (benefit) expense, excluding tax on capital gains (losses)	(39,991)	(2,729)	6,861

Net income from operations after federal income taxes and before net realized capital gains	235,359	281,034	296,133
Net realized capital gains less capital gains tax and transfers to the interest maintenance reserve	74,587	67,719	19,628

NET INCOME	$309,946	$348,753	$315,761

See notes to statutory financial statements.

5

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014 (IN THOUSANDS)

	2016	2015	2014
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$1,635,891	$1,591,482	$1,410,420
Net income	309,946	348,753	315,761
Change in net unrealized capital (losses) gains, net of deferred income tax	(155,105)	(5,299)	424,710
Change in net unrealized foreign exchange capital (losses) gains	(3,686)	(7,317)	(1,413)
Change in net deferred income tax	(68,842)	(101,139)	(123,660)
Change in nonadmitted assets	62,747	107,496	151,478
Change in liability for reinsurance in unauthorized and certified companies	—	145	(129)
Change in asset valuation reserve	35,402	3,203	(85,470)
Surplus withdrawn from Separate Accounts during period	—	552	—
Changes in Separate Accounts surplus	—	3,106	25,443
Cumulative effect of changes in accounting principles	—	6,255	—
Dividends to stockholders	(300,000)	(311,543)	(185,000)
Prior period adjustment net of tax	(18,108)	—	—
Investment income (expense) on funds held—unrealized	137,652	197	(340,658)

CAPITAL STOCK AND SURPLUS, END OF YEAR	$1,635,897	$1,635,891	$1,591,482

See notes to statutory financial statements.

6

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014 (IN THOUSANDS)

	2016	2015	2014
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$1,843,032	$1,349,951	$1,812,246
Net investment income	430,578	408,727	322,375
Miscellaneous income	519,373	554,167	609,258

Total receipts	2,792,983	2,312,845	2,743,879
Benefits and loss related payments	(2,833,510)	(3,267,558)	(4,317,666)
Net transfers (from) Separate Accounts	1,971,722	2,221,535	2,869,878
Commissions, expenses paid and aggregate write-ins for deductions	(356,543)	(377,301)	(343,135)
Federal and foreign income taxes (paid) recovered	(20,405)	4,077	(528)

Total payments	(1,238,736)	(1,419,247)	(1,790,395)

Net cash from operations	1,554,247	893,598	953,484

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured, repaid or received
Debt Securities	13,130,777	2,287,249	2,651,165
Stocks	84,939	25,026	8,079
Mortgage loans	129,924	368,687	141,903
Real Estate	—	13,275	120,126
Other Invested Assets	89,713	83,147	285,341
Net gains or (losses) on cash, cash equivalents and short-term investments	89	(1,558)	212
Miscellaneous proceeds	—	19,113	1,336,187

Total investment proceeds	13,435,442	2,794,939	4,543,013
Cost of investments acquired (long-term only):
Debt Securities	(14,162,654)	(2,827,494)	(3,170,123)
Stocks	(81,889)	(74,352)	(95,569)
Mortgage loans	(118,719)	(165,500)	(61,600)
Real Estate	—	(173)	(1,451)
Other Invested Assets	(607,204)	(94,474)	(582,554)
Miscellaneous applications	(401,611)	(1,276,604)	(130,491)

Total investments acquired	(15,372,077)	(4,438,597)	(4,041,788)
Net decrease (increase) in contract loans and premium notes	11,876	(7,342)	(86,505)

Net cash used in investments	(1,924,759)	(1,651,000)	414,720

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Borrowed funds	(25,000)	(185,022)	210,023
Net deposits on deposit-type contracts and other liabilities	277,947	(26,191)	31,062
Dividends to stockholders	(300,000)	(311,543)	(185,000)
Other cash (used) provided	(36,134)	19,477	(67,310)

Net cash used in financing and miscellaneous sources	(83,187)	(503,279)	(11,225)

Net change in cash, cash equivalents and short-term investments	(453,699)	(1,260,681)	1,356,979
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	1,536,423	2,797,104	1,440,125

End of year	$1,082,724	$1,536,423	$2,797,104

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES

	2016	2015	2014
Exchanges of debt securities	$103,085	$39,626	$192,199
Exchanges of preferred stock	—	150	—
Transfer of other invested assets to real estate	—	5,222	—
Transfer of bonds to common stock	—	18,012	—
Transfer of bonds to other invested assets	—	23,517	—
Transfer of mortgage loan to bonds	117,601	—	—

See notes to statutory financial statements.

7

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Delaware Life Insurance Company (the “Company”), formerly known as Sun Life Assurance Company of Canada (U.S.), is a stock life insurance company incorporated under the laws of Delaware. Effective July 21, 2014, following the receipt of all required board of directors, shareholder, and regulatory approvals, the Company’s name changed from Sun Life Assurance Company of Canada (U.S.) to Delaware Life Insurance Company. The Company is a direct, wholly-owned subsidiary of Delaware Life Holdings, LLC (the “Parent”), a Delaware limited liability company.

The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. While the Company is not authorized to transact business in the State of New York, its wholly-owned subsidiary, Delaware Life Insurance Company of New York (“DLNY”), is authorized to transact business in New York as well as Rhode Island. The business of the Company and its subsidiaries includes the issuance, administration and servicing of a variety of wealth accumulation products, protection products and institutional investment contracts. These products include individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, funding agreements, and group life, disability, dental and stop loss insurance.

In the normal course of business, the Company and DLNY reinsure portions of their individual life insurance, annuity, and group insurance exposure with both affiliated and unaffiliated companies using indemnity reinsurance agreements. DLNY cedes 100% of its net group life, disability, dental and stop-loss insurance to Sun Life and Health Insurance Company (U.S.), a former affiliate.

BASIS OF PRESENTATION—ACCOUNTING PRACTICES

The accompanying financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the “Department”). The Department recognizes only statutory accounting practice prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under Delaware’s insurance laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted accounting principles by the State of Delaware.

There is no difference in the Company’s net income (loss) or capital stock and surplus between NAIC SAP and practices prescribed and permitted by the State of Delaware as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014.

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences affecting the Company are as follows:

Under statutory accounting principles, financial statements are not consolidated. Investments in domestic life insurance subsidiaries, as defined by Statement of Statutory Accounting Principles (“SSAP”) No. 97, Investments in Subsidiary, Controlled and Affiliated Entities (“SSAP No. 97”), are carried at their audited net statutory equity value. The changes in value are recorded directly to surplus. Non-public, non-insurance subsidiaries, including limited liability companies (“LLCs”), and controlled partnerships are carried at their audited GAAP equity value. Dividends paid by subsidiaries to the Company are included in the Company’s net investment income.

Statutory accounting principles do not recognize the following assets or liabilities, which are recognized under GAAP: deferred policy acquisition costs, unearned premium reserve and statutory non-admitted assets. Deferred policy acquisition costs create a temporary tax difference as disclosed in Note 14. An asset valuation reserve

8

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

(“AVR”) and interest maintenance reserve (“IMR”) are established under statutory accounting principles but not under GAAP. Methods for calculating real estate investment valuation allowances differ under statutory accounting principles and GAAP. Methods for calculating investment valuation allowances differ under statutory accounting principles and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP. There are certain limitations on net deferred tax assets (“DTAs”) under statutory accounting principles. Contracts with a market value adjustment (“MVA”) feature are classified within the Company’s General Account under GAAP, but are classified within the Company’s non-insulated Separate Accounts under statutory accounting principles.

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at their aggregate fair value. Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder’s equity for available-for-sale securities and changes in unrealized gains and losses on trading securities are recorded in net investment income. Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

All derivatives are used for hedging purposes. The majority of derivatives are carried at fair value on both a GAAP and statutory basis. Unrealized gains and losses on derivatives are recognized in income for GAAP purposes and are recognized in surplus on a statutory basis. The Company designates derivatives as hedges on a limited basis which results in unrealized gains and losses on those derivatives being recognized in income.

Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of Delaware requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and annuity contracts, deferred income taxes, provision for income taxes, and other-than-temporary-impairments (“OTTI”) of investments.

CORRECTION OF ERROR

During 2016, the Company discovered an error related to the prior year computation of “Aggregate reserves for life contracts.” The December 31, 2015 balance was understated by $27.9 million. This error has been adjusted and recorded, net of tax, through surplus in the amount of $18.1 million.

GOING CONCERN

There are no conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern.

9

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities, mortgage loans, and derivatives. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize potential losses.

CASH, CASH EQUIVALENTS, AND SHORT-TERM INVESTMENTS

Cash, cash equivalents, and short-term investments are liquid assets. The Company’s cash equivalents primarily include commercial paper and money market investments, which have an original term to maturity of less than three months. The carrying value for cash, cash equivalents, and short-term investments are stated at amortized cost which approximates fair value. Short-term investments include debt instruments with a term to maturity exceeding three months, but less than one year on the date of acquisition.

INVESTMENTS

Debt Securities

Investments in debt securities including bonds, mortgage-backed securities (“MBS”), and asset-backed securities (“ABS”) are stated at amortized cost using the scientific method. Where the NAIC designation of the debt security has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, the NAIC appointed a third-party vendor for each security type to develop a revised NAIC designation methodology. The ratings for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are determined by comparing the insurer’s carrying value divided by the remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons are initially made to the model based on amortized cost. Where the resulting designation is NAIC 6 per the model, further comparison based on fair value is required, which in some cases, results in a higher final NAIC designation.

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities – Revised (“SSAP No. 43R”), includes certain types of ABS and MBS securities that do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest-only securities, and those with Securities Valuation Office (“SVO”) assigned NAIC designations. Interest income on bonds, MBS and ABS is recognized when earned based upon estimated principal repayments, if applicable. For debt securities subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for an OTTI adjustment is further described in Note 3.

Bonds not backed by other loans are stated at amortized cost, net of OTTI, using the scientific method.

10

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Preferred Stocks, Common Stocks, and Other Invested Assets

Preferred stocks with an NAIC designation of 1 through 3 are stated at amortized cost. Those with NAIC designations of 4 through 6 are stated at the lower of amortized cost or fair value. Common stocks are stated at fair value, except for investments in subsidiaries. The latter are carried based on the underlying statutory equity of the subsidiary for insurance subsidiaries and GAAP equity for non-insurance subsidiaries including LLC’s. The Company accounts for its investments in subsidiaries in accordance with SSAP No. 97. The Company has ownership interests in joint ventures and partnerships which are carried at values based on the underlying equity of the investee in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments. Audited financial statements for these investments are received on an annual basis. OTTI on stocks is evaluated under the methodology described in Note 3.

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company’s Statement of Admitted Assets, Liabilities and Capital Stock and Surplus on the loan’s trade date, which is the date that the Company funds the purchase or receives the proceeds from the sale. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statement of Operations using the effective interest rate method. Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s fair value at the time that the original loan was made. The Company regularly assesses the fair value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on impaired mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed in a non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income. The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income. However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured.    If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or

11

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, mortgage loans, and derivatives, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

Derivatives

As part of the Company’s overall risk management strategy, the Company uses over-the-counter (“OTC”) and listed options, exchange-traded futures, currency forwards, currency swaps, interest rate swaps and swaptions.

Interest rate swaps are employed for duration matching purposes and are also used to hedge the guaranteed minimum living benefit offered in some of the Company’s variable annuity policies. Interest rate swaps are reported at fair value. Changes in fair value are recorded as unrealized gains/losses within surplus.

The Company utilizes listed put and call options and exchange-traded futures on the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and other indices to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company’s variable annuities. These options are reported at fair value. Changes in fair value for options are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

Purchased OTC options on Momentum Asset Allocator (“MAA”), Cash Return on Capital Invested (“CROCI”) and certain Standard & Poor’s indices have been designated as fair value hedges of the index credits of certain of the Company’s fixed index annuity contracts. The options are reported at fair value if proven highly effective. The changes in the fair value are recorded as a component of net investment income. The change in the option embedded within the policy is also marked to market through income.

The Company also purchases OTC and listed call options and exchange-traded futures on the S&P 500 Index and other indices to economically hedge its obligations under certain fixed index annuity contracts. The interest credited on these products is based on the changes in the indices. Options are reported at fair value. Changes in fair value are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

The Company uses currency swaps and currency forwards to hedge against the risk of fluctuations in foreign currency exchange rates. Currency swaps and currency forwards are reported at fair value. Changes in fair value are recorded as unrealized gains/losses within surplus.

Swaptions are utilized by the Company to hedge exposure to interest rate risk. At the trade date of a swaption, a premium is paid to the counterparty and recorded as an asset. At expiration, swaptions either cash settle for value, settle into an interest rate swap, or expire worthless. Swaptions are reported at fair value and changes in fair value are recorded in unrealized gains/losses within surplus.

12

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

POLICY AND CONTRACT RESERVES

The reserves for life insurance policies and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. These liabilities include estimates of the expenses that will be incurred in connection with the payment of the benefit payments. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

DEPOSIT TYPE CONTRACTS

Liabilities for funding agreements, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies and certain structured settlement annuities are based on account value or accepted actuarial standards and methods including use of prescribed interest rates.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP No. 101”). Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on DTAs and deferred tax liabilities (“DTLs”) is recognized in the period that includes the enactment date. Valuation allowances on DTAs are estimated based on the Company’s assessment of the realization of such DTAs. Refer to Note 14 for further discussion of the Company’s income taxes.

INCOME AND EXPENSES

Life insurance premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses, such as commissions and other costs applicable to the acquisition of new business, are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets in these insulated separate accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation, income, or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in Aggregate Reserves for Life Contracts in the Company’s Statements of Admitted Assets, Liabilities, Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain annuity contracts that include a market value adjustment (“MVA”) feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. Assets in the non-insulated Separate Accounts are carried at fair value or on a General Account basis, depending on the annuity contract being

13

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

supported. The assets of the non-insulated Separate Accounts are not legally insulated and can be used by the Company to satisfy General Account obligations.

Net investment income, capital gains and losses, and changes in invested asset values on the insulated variable Separate Accounts are allocated to policyholders and therefore do not affect the operating results of the Company. Assets held in the insulated variable Separate Accounts are carried at fair value. The investment risk of such securities is retained by the contract holder. The Company earns Separate Account fees for providing administrative services and bearing the mortality and other guaranteed benefit risks related to contracts for which funds are invested in variable Separate Accounts.

The activity of the variable Separate Accounts is not reflected in the Company’s financial statements except for the following:

•	The fees that the Company receives which are assessed periodically and recognized as revenue when assessed.

•	The activity related to the guaranteed minimum death benefit, guaranteed minimum accumulation benefit, guaranteed minimum income benefit, and guaranteed minimum withdrawal benefit, which is reflected in the Company’s financial statements.

•	Premiums and withdrawals with offsetting transfers to/from the variable Separate Accounts are reflected in the Statement of Operations.

•	Transfers from the variable Separate Accounts due and accrued, which include accrued expense allowances receivable from the variable Separate Accounts and the aggregate surplus (income) due and accrued from MVA contracts.

•	The dividends-received-deduction (“DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable Separate Accounts’ assets held in connection with variable contracts.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

Effective August 26, 2016, the NAIC adopted changes to SSAP No. 51R, Life Contracts (“SSAP No. 51R”), to provide guidance on how to determine the change in valuation basis under principle-based reserving. The adoption of the revisions within SSAP No. 51R did not have a significant impact on the financial statements of the Company.

Effective January 1, 2015, the NAIC adopted SSAP No. 40R, Real Estate Investments (“SSAP No. 40R”). SSAP No. 40R provides guidance for a single real estate property investment that is wholly-owned by a limited liability company under certain conditions. The adoption of SSAP No. 40R had an impact of $6.3 million on the Company, which has been recorded in “Cumulative effect of changes in accounting principles” in the Statutory Statements of Changes in Capital Stock and Surplus. This amount represents the value of a previously non-admitted other invested asset which became admitted upon adoption of SSAP No. 40R.

2.	RELATED-PARTY TRANSACTIONS

The Company has significant transactions with affiliates and other related parties. Intercompany revenues and expenses recognized under these agreements may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties. Below is a summary of significant transactions with affiliates and other related parties for the reporting period.

14

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Investments in Subsidiaries

(In Thousands)
		Carrying Value
		December 31,
Entity Name	Type of Subsidiary	2016	2015
DLNY	Insurance	$404,361	$401,810
DL Reinsurance Company	Insurance	31,647	30,573
Delaware Life Reinsurance (U.S.) Corp.	Insurance	20,250	—
Clarendon Insurance Agency, Inc.	Non Insurance	1,454	1,454

Total		$457,712	$433,837

The Company made capital contributions totaling $20.3 million to its newly formed wholly-owned subsidiary, Delaware Life Reinsurance (U.S.) Corp., during the fourth quarter of 2016.

In October 2015, the Company sold its wholly-owned subsidiary, DL Information Services Ireland Limited (“DL Ireland”), for $256 thousand. In December 2016, the Company dissolved its wholly-owned subsidiary, DL Information Services Canada (“DL Canada”). The non-admitted equity value of DL Canada was $0.7 million at December 31, 2015.

The Company made capital contributions totaling $30 million to DLRC during the fourth quarter of 2014.

The Statement of Admitted Assets amount for all SSAP No. 97 8a entities as of December 31, 2016 and 2015 was as follows:

(In Thousands)

SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
Clarendon Insurance Agency, Inc.	100%	$1,454	$1,454	$—

Total SSAP No. 97 8a Entities	XXX	$1,454	$1,454	$—

The Company’s Sub -2 filing for the above entity will be completed in accordance with SSAP No. 97.

The Company does not own shares of an upstream intermediate entity or ultimate parent, directly or indirectly, via a downstream subsidiary, controlled, or affiliated entity.

The Company owns controlling membership interests in the following limited liability companies:    DL Investment DELRE Holdings 2009-1, LLC; IDF IX, LLC; IDF X, LLC; DL Service Holdings, LLC; DL Private Placement Investment Company I, LLC; Conway Capital LLC; Clear Spring PC Holdings, LLC, Ellendale Insurance Agency, LLC; DL Investment Holdings 2015-1, LLC; DL Investment Holdings 2016-1, LLC; and DL Investment Holdings 2016-2, LLC. The value of certain of these limited liability companies without audited financial statements was non-admitted as of December 31, 2016 and as of December 31, 2015.

In June 2015, the Company organized DL Investment Holdings 2015-1, LLC, a Delaware limited liability company, as an investment subsidiary, for the purpose of engaging in certain hedging activities associated with the Company’s variable annuity products. No capital contributions were made to DL Investment Holdings 2015-1, LLC during 2015. The Company contributed a total of $539.4 million of capital to DL Investment Holdings 2015 -1, LLC during 2016.

15

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The Company also owns the membership interest of DL Investment DELRE Holdings 2009-1, LLC (the “LLC”). The real estate asset originally held in the LLC was disposed of during 2015. There was a nominal cash balance in the LLC as of December 31, 2016 and 2015.

Dividends

In November 2016 and September 2015, the Company received ordinary dividends from DLNY in the amounts of $17.2 million and $36.5 million respectively. Refer to Note 15 for a summary of dividends paid to the Parent.

Reinsurance-Related Agreements

The Company entered into a reinsurance agreement with its subsidiary, DL Reinsurance Company (“DLRC”), under which the Company cedes and DLRC reinsures on a combination modified coinsurance and funds held coinsurance basis certain risks associated with the Company’s variable annuity contracts and associated riders (the “VA Treaty”). The VA Treaty transfers certain hedging risks from the Company to DLRC. It does not transfer insurance risks to DLRC. SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, does not provide specific guidance on reinsurance contracts that do not transfer insurance risk, but transfer only hedging risk. The Department approved the VA Treaty on December 29, 2014 and it was effective December 31, 2014. As a result of the VA Treaty, gains (losses) related to the hedging, previously accounted for as other changes in capital stock and surplus and net investment income (loss), are accounted for as investment income on reinsurance deposit asset.

The Company also entered into a reinsurance agreement with DLRC under which the Company cedes and DLRC reinsures on an indemnity coinsurance funds held basis the quota share of risks associated with various fixed index annuity contracts and associated riders (the “FIA Treaty”). The FIA Treaty transfers certain hedging risks from the Company to DLRC. It does not transfer insurance risks to DLRC. The Department approved the FIA Treaty on June 30, 2015, with an effective date as of January 1, 2015. As a result of the FIA Treaty, gains (losses) related to the hedging, previously accounted for as other changes in capital stock and surplus and net investment income (loss), are accounted for as investment income on reinsurance deposit asset.

Hedging risk is defined as changes in unrealized hedging instrument gains or losses and investment income or loss from hedging instruments. “Investment gains (losses) on funds held” represents amounts received or paid on hedging instruments and realized gains and loss on dispositions of hedging instruments. “Investment income on funds-held - unrealized” represents the unrealized gain or loss for the period on hedging instruments. “Investment expense on reinsurance deposit liability” represents the net gains and loss on all hedging instruments.

16

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

A summary of the impact of these two treaties on the Company’s December 31, 2016, December 31, 2015 and December 31, 2014 Statement of Operations and Statement of Changes in Capital Stock and Surplus is below:

(In Thousands)
	Treaty Impacts
Statement of Operations	2016	2015	2014
Investment (Loss) Income on Reinsurance Deposit Asset	$(327,872)	$46,818	$102,960

Total Revenue	(327,872)	46,818	102,960
Investment Expense on Funds Held	(190,220)	47,016	(237,698)

Total Policyholder Benefits and Expenses	(190,220)	47,016	(237,698)
Net (Loss) Gain from Operations After Dividends and Before Federal Income Taxes	(137,652)	(198)	340,658

Statement of Changes in Capital Stock and Surplus
Investment Benefit (Expense) on Funds Held—Unrealized	137,652	198	(340,658)
Net Change in Capital Stock and Surplus from
Reinsurance Treaties (excluding reinsurance fee)	$—	$—	$—

In addition, the Company recognized a reinsurance deposit accounting asset of $1,161.9 million and $1,332.1 million at December 31, 2016 and 2015, respectively, and a corresponding amount in funds held under coinsurance liability.

The Company has a reinsurance agreement with Delaware Life Reinsurance (Barbados) Corp. (“Barbco”), an affiliate, under which it cedes risks associated with certain of the Company’s in-force corporate and bank-owned variable universal life insurance and private placement variable universal life insurance policies on a combination coinsurance and coinsurance with funds-withheld basis.

The Company has a reinsurance agreement with Barbco under which it cedes mortality risks associated with certain of the Company’s in-force bank-owned variable universal life insurance policies on a yearly renewable term basis.

Debt and Surplus Note Transactions

In June 2015, Delaware Life Insurance and Annuity Company (Bermuda) Ltd. (“DLIAC”), an affiliate, issued a floating rate revolving credit note payable to the Company, pursuant to which DLIAC can borrow up to $40 million from the Company. The interest on any outstanding principal amount is based on LIBOR plus 1.15%. The interest is accrued monthly and payable on the last day of the fiscal quarter. The note will mature on June 30, 2017. There was no outstanding balance at December 31, 2016 or 2015.

As of December 31, 2016 and 2015, the Company had $565.0 million of surplus notes outstanding. During 2013, the Company entered into an agreement with Deutsche Bank Trust Company Americas (“DBTCA”), whereby the surplus notes were taken into custody by the bank on behalf of the holders of the surplus notes, some of which are related parties as of December 31, 2016, (the “Noteholders”).

17

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

DBTCA collects all surplus note payments and distributes such funds to the Noteholders. The DBTCA agreement allows the Noteholders to transfer any part of the surplus notes they hold, subject to the consent of the Company and with proper notice given to DBTCA. As of December 31, 2016, the Noteholders were as follows:

•	EquiTrust Life Insurance Company

•	Guggenheim Life and Annuity Company

•	Heritage Life Insurance Company

•	Midland National Life Insurance Company

•	North American Company for Life and Health Insurance

•	Paragon Life Insurance Company of Indiana

•	Security Benefit Life Insurance Company

The details of outstanding surplus notes at December 31, 2016 and 2015 were as follows (amounts in thousands):

Issue Date	Type	Rate	Maturity	Face Amount	Principal/ Carrying Value	Interest Paid Years Ended December 31, 2016 and 2015
12/15/1995	Surplus	6.15%	12/15/2027	$150,000	$150,000	$9,225
12/15/1995	Surplus	7.626%	12/15/2032	150,000	150,000	11,439
12/15/1995	Surplus	6.15%	12/15/2027	7,500	7,500	461
12/15/1995	Surplus	7.626%	12/15/2032	7,500	7,500	572
12/22/1997	Surplus	8.625%	11/6/2027	250,000	250,000	21,563

				$565,000	$565,000	$43,260

The surplus notes and accrued interest thereon are subordinate to payments due to policyholders, claimants and beneficiaries, as well as all other classes of creditors other than surplus note holders. After payment in full of certain obligations set forth Section 5918 of the Delaware Insurance Code, and prior to any payment to a common shareholder in respect of such shareholder’s ownership interest in the Company, the holder of a surplus note is entitled to receive payment in full. The Company has no preferred stockholders. Any redemption of a surplus note is subject to the prior written consent of the Delaware Commissioner of Insurance.

The Company expensed $43.3 million for interest on the surplus notes for the years ended December 31, 2016, 2015 and 2014, respectively. Total interest paid from inception through December 31, 2016 was approximately $862.8 million. There have been no principal payments since original issuance of the surplus notes.

Each accrual and payment of interest on the surplus notes may be made only with the prior approval of the Delaware Commissioner of Insurance and only to the extent that the Company has sufficient surplus earnings to make such payment. The Company received approval for all surplus note payments and the related accrual in the amount of $4.3 million at December 31, 2016 and 2015.

Administrative Services Agreements

The Company is party to various related-party agreements.

The Company sponsors the Delaware Life Insurance Company 401(k) Savings Plan (the “401(k) Plan”), which qualifies under Section 401(k) of the Internal Revenue Code and includes a retirement investment account feature (the “RIA”) that qualifies under Section 401(a) of the Internal Revenue Code. Income and expenses under the 401(k) Plan and the RIA are allocated to affiliates pursuant to inter-company service agreements. The expenses incurred by the Company under the 401(k) Plan and the RIA were $1.8 million, $2.8 million and $3.2 million, respectively, for the years ended December 31, 2016, 2015 and 2014, of which $0.1 million, $0.3 million and $0.4 million, respectively, were allocated to the Company’s subsidiary, DLNY.

18

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The Company has a management services agreement with its subsidiary, DLNY, whereby the Company furnishes certain investment, actuarial and administrative services to DLNY on a cost-reimbursement basis. The Company allocated amounts related to this agreement of $9.2 million, $13.0 million and $14.8 million for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company has an administrative services agreement with DLIAC, pursuant to which the Company performs various administrative services on behalf of DLIAC. Amounts allocated under this agreement amounted to approximately $0.2 million, $0.3 million and $0.5 million for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company has an administrative services agreement with its wholly-owned subsidiary, Clarendon Insurance Agency, Inc. (“Clarendon”), pursuant to which the Company provides services and facilities in connection with Clarendon’s business of supporting the wholesale distribution of the Company’s variable insurance and annuity products. The Company also has a principal underwriter’s agreement dated April 1, 2002 with Clarendon, pursuant to which Clarendon serves as principal underwriter and distributor for all variable insurance and annuity products issued by the Company. There were equal and offsetting amounts incurred under these two agreements.

The Company has an administrative and tax services agreement with Barbco, pursuant to which the Company provides administrative and tax services to Barbco on a cost-reimbursement basis. Amounts allocated under this agreement amounted to approximately $0.2 million, $0.6 million and $35 thousand for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company has an administrative services agreement with DLRC, pursuant to which the Company furnishes certain investment, actuarial and administrative services to DLRC. Amounts allocated in 2016, 2015 and 2014 were negligible.

The Company had an administrative services agreement with its subsidiary, DL Canada, pursuant to which DL Canada provided administrative and support services to the Company and its U.S. affiliates. Expenses incurred under this agreement amounted to $1.3 million, $5.1 million and $8.2 million for the years ended December 31, 2016, 2015 and 2014, respectively.

On August 2, 2013, the Parent acquired all of the issued and outstanding shares of the Company from Sun Life Canada (U.S.) Holdings, Inc. (the “Sale Transaction”). In connection with the Sale Transaction, the Company’s controlling persons agreed that the Company would comply with the filing and other requirements contained in Section 5005(a) of the Delaware Insurance Code with respect to any transaction subject to Section 5005(a)(2) between (a) the Company, on the one hand, and (b) (I) Guggenheim Capital, LLC or a subsidiary thereof, or (II) Sammons Enterprises, Inc. or a subsidiary thereof, on the other hand. The following are agreements in effect that the Company has filed pursuant to the terms of this undertaking:

The Company has an investment management agreement with Guggenheim Partners Investment Management, LLC (“GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments. Expenses incurred under this agreement amounted to approximately $5.3 million, $9.9 million and $10.9 million for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company has an investment services agreement with GPIM, whereby GPIM provides services to the Company with respect to certain General Account assets that GPIM does not manage for the Company under the above-cited agreement. Expenses incurred under this agreement amounted to approximately $2.8 million, $1.6 million and $1.2 million for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company has a services agreement with Guggenheim Commercial Real Estate Finance, LLC (“GCREF”), whereby GCREF provides mortgage loan sourcing, origination and administration services to the Company. No

19

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

expenses related to this agreement were incurred during 2016. There were $132 thousand and $34 thousand in expenses incurred related to this agreement for the years ended December 31, 2015 and 2014, respectively.

The Company has a services agreement with Guggenheim Insurance Services, LLC (“GIS”), whereby GIS provides certain personnel, facilities, systems and equipment in conjunction with the provision of accounting and general services, insurance services, and other advisory services to the Company. Expenses incurred under this agreement amounted to approximately $57.0 million, $49.5 million and $47.3 million for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company has a services agreement with se2, llc (“se2”), under which se2 provides annuity and life insurance policy servicing and third-party administrator services to the Company. Expenses incurred under this agreement amounted to approximately $24.4 million, $8.9 million and $3.6 million for the years ended December 31, 2016, 2015 and 2014, respectively. In addition, the Company incurred $35.9 million, $31.4 million and $18.9 million of conversion costs related to this agreement for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company has a Master Agency Agreement with Dunbarre Insurance Agency, LLC (“Dunbarre”), together with a related Commission Payment Facility Agreement and an Assignment and Assumption Agreement, under which the Company authorizes Dunbarre to recruit producers to solicit and sell life insurance and annuity contracts and to accept assignment of previously recruited producers. Expenses under the Commission Payment Facility Agreement amounted to approximately $20.1 million and $18.9 million in 2016 and 2015, respectively. The Company did not incur expenses related to this agreement in 2014.

The Company has a Master Agency Agreement with Divinshire Insurance Agency, LLC (“Divinshire”), together with a related Commission Payment Facility Agreement and an Assignment and Assumption Agreement, under which the Company authorizes Divinshire to recruit producers to solicit and sell life insurance and annuity contracts and to accept assignment of previously recruited producers. Expenses under the Commission Payment Facility Agreement amounted to approximately $9.1 million in 2016. While this Agreement was entered into during 2015, no expenses were incurred during that year.

The Company has a selling agreement among the Company, GIS, and South Blacktree, LLC related to the sale of certain private placement variable universal life insurance policies and funding agreements issued by the Company as identified in the selling agreement. The Company did not incur expenses under this agreement for the years ended December 31, 2016, 2015 and 2014.

The Company had $1.7 million and $1.3 million due from affiliates, $0 and $0.3 million due to affiliates, and $18.0 million and $13.4 million, included in general expenses due or accrued to other related parties, as of December 31, 2016 and 2015, respectively, under the terms of various management and services contracts which provide for cash settlements on a quarterly or more frequent basis.

Other

During 2016, the Company purchased several short-term investments from four affiliates, Armstrong STF IV, LLC, Marcy STF I, LLC, Redfield STF II, LLC and Wright STF III, LLC, totaling $552 million. The Company also sold a portion of these investments back to these affiliates, totaling $773 million, resulting in a pre-tax gain of $0.1 million. The Company recorded $35.6 million of investment income related to affiliated short-term investments in 2016 and the average yield was 6.86%. As of December 31, 2016, the Company held $238 million of affiliated short-term investments. During 2016, the Company sold public bonds to related parties and recognized gains of $50.1 million before taxes and transfers to the IMR.

During 2015, the Company purchased several short-term investments from four affiliates, Armstrong STF IV, LLC, Marcy STF I, LLC, Redfield STF II, LLC and Wright STF III, LLC, totaling $784 million. The Company also sold a portion of these investments back to these affiliates, totaling $461 million, resulting in a pre-tax gain of $0.2 million. The Company recorded $21.7 million of investment income related to these short-term investments in 2015 and the

20

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

average yield was 7.23%. As at December 31, 2015, the Company held $458 million of affiliated short-term investments.

In 2014, the Company’s wholly-owned subsidiary, DL Service Holdings, LLC, purchased corporate-owned life insurance (“COLI”) with a cash value of $89.9 million as of December 31, 2014 on the lives of key executives of the Company from Equitrust Life Insurance Company (“ELIC”), a former related party. At December 31, 2016 the cash surrender value of these COLI policies was $90.5 million, which included additional policy loans from ELIC totaling $68.4 million and $38.6 million during 2015 and 2014, respectively. There were no additional policy loans during 2016.

In 2014, the Company issued private placement variable universal life policies to ELIC through a single member limited liability company, IDF IX, LLC, with a total value of $177.1 million, outstanding policy loans of $115.3 million, and recognized premium income of $177.3 million. During 2015, the Company recognized additional premium income of $25.0 million. No additional premium income was recognized in 2016. Outstanding policy loans totaled $158.7 and $148.1 million, including capitalized interest, at December 31, 2016 and 2015, respectively. The net cash value of the policies was $225.5 and $211.2 million at December 31, 2016 and 2015, respectively.

At December 31, 2016 and 2015, the Company had investments in parties related to or managed by Guggenheim Capital, LLC or Sammons Enterprises, Inc. as follows:

	December 31,
(In Thousands)	2016	2015
Debt Securities	$701,349	$911,485
Common Stocks	68,111	67,849
Short-term Investments	—	—
Other Invested Assets	65,749	48,000

Total	$835,209	$1,027,334

Guarantees

The Company, as successor to Keyport Life Insurance Company (“Keyport”), unconditionally guarantees the full and punctual payment when due of any obligations of the former Keyport Benefit Life Insurance Company (“KBL”) arising out of or in connection with any contract issued by KBL on or after June 25, 1998 and before December 31, 2002, the date that KBL merged with and into the Company’s wholly-owned subsidiary, DLNY. The purpose of this guaranty was to enhance the financial strength of KBL. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the contracts. The cash surrender value of the contracts at December 31, 2016 and December 31, 2015 was approximately $248.6 million and $272.5 million, respectively. At December 31, 2016 and 2015, there was no liability accrued for this guaranty.

The Company guarantees on a subordinated basis all amounts payable by DLNY to holders of certain deferred combination fixed and variable annuity contracts (“MVA Contracts”) issued by DLNY which include the option to earn a guaranteed fixed return for specified periods (“Guarantee Period”). The Company unconditionally and irrevocably guarantees the full and punctual payment when due of all amounts payable by DLNY from a Guarantee Period to any holder. The guaranty is subject to no preconditions other than the failure by DLNY to pay when due any Guarantee Period interests. DLNY registered such Guarantee Period interests under the Securities Act of 1933 with the U.S. Securities and Exchange Commission (the “SEC”). Under the SEC’s rules, implementation of the guaranty permitted DLNY to stop filing periodic reports with the SEC pursuant to the Securities Exchange Act of 1934, and the purpose of the guaranty was to achieve that result. The Company’s guaranty in this regard guarantees the payment of amounts payable by DLNY from a Guarantee Period but does not guaranty any other obligations of DLNY under the MVA Contracts. The obligations under the foregoing guaranty are unsecured obligations of the Company and subordinate in right of payment to the prior payment in full of all other obligations of the Company,

21

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

except for guarantees which by their terms are designated as ranking equally in right of payment with or subordinate to this guaranty. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the holders of the MVA Contracts. The total account value of the MVA Contracts was approximately $8.3 million and $9.3 million at December 31, 2016 and 2015, respectively. There is no liability accrued for this guaranty.

3.	DEBT SECURITIES AND PREFERRED STOCKS

The statement value and fair value of the Company’s debt securities and preferred stocks were as follows:

	December 31, 2016
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Debt Securities:
U.S. Governments	$261,022	$327	$(10,022)	$251,327
All Other Governments	15,153	—	(127)	15,026
U.S. States, Territories and Possessions (Direct and Guaranteed)	2,917	140	(28)	3,029
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	118,311	3,029	(2,099)	119,241
Industrial and Miscellaneous (Unaffiliated)	6,711,808	92,061	(184,830)	6,619,040
Hybrid Securities	32,012	449	(5,364)	27,097
SVO Identified Funds	29,932	—	—	29,932

Total Debt Securities	$7,171,155	$96,006	$(202,470)	$7,064,692

Preferred Stocks	$33,584	$243	$(437)	$33,390

	December 31, 2015
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Debt Securities:
U.S. Governments	$225,249	$518	$(1,034)	$224,733
All Other Governments	20,059	1,378	(18)	21,419
U.S. States, Territories and Possessions (Direct and Guaranteed)	8,805	185	(188)	8,802
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	213,464	5,949	(2,171)	217,242
Industrial and Miscellaneous (Unaffiliated)	5,352,038	66,553	(162,162)	5,256,429
Hybrid Securities	33,747	760	(6,535)	27,972

Total Debt Securities	$5,853,362	$75,343	$(172,108)	$5,756,597

Preferred Stocks	$32,634	$424	$(997)	$32,061

22

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The statement value and estimated fair value by maturity periods for debt securities, other than ABS and MBS, are shown below. Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

	December 31, 2016
	Statement	Estimated
(In Thousands)	Value	Fair Value
Due in one year or less	$262,226	$262,663
Due after one year through five years	1,120,571	1,108,922
Due after five years through ten years	1,641,919	1,613,863
Due after ten years	1,778,118	1,697,002
SVO Identified Funds—Bond Mutual Funds	29,932	29,932

Total before asset and mortgage-backed securities	4,832,766	4,712,382

Asset and mortgage-backed securities	2,338,389	2,352,310

Total	$7,171,155	$7,064,692

Proceeds from sales and maturities of investments in debt securities and preferred stock during 2016, 2015 and 2014, were $13.2 billion, $2.4 billion and $2.7 billion, including non-cash transactions of $103.1 million, $86.5 million and $192.2 million, respectively; gross gains were $198.3 million, $48.6 million and $69.1 million respectively; and gross losses were $12.7 million, $11.3 million and $8.6 million, respectively.

The Company had unfunded commitments for future private placement fundings of $258.2 million as of December 31, 2016. The Company also had commitments for future private placement fundings of $355.4 million as of December 31, 2015.

Debt securities included above with a statement value of approximately $5.0 million, $4.1 million and $4.1 million for the years ended December 31, 2016, 2015 and 2014, respectively, were on deposit with governmental authorities as required by law.

Investment-grade debt securities were 95.1%, 94.1% and 91.0% of the Company’s total debt securities as of December 31, 2016, 2015 and 2014, respectively.

The fair value of publicly-traded debt securities is determined using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

The fair value of the Company’s preferred stocks is first based on quoted market prices. Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price preferred stocks for which the quoted market price is not available.

23

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Other-than-temporary-impairment

The Company recognizes and measures OTTI for loan-backed and structured securities (“LBSS”) in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a LBSS is less than its amortized cost basis at the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the LBSS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the LBSS, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash-flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan-specific information, such as delinquency rates and loan-to-value ratios.

There were no credit impairments recorded in 2016, 2015 and 2014 on LBSS held as of December 31, 2016, 2015 and 2014, respectively, pursuant to SSAP No. 43R.

If the fair value of a debt security, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the Statement of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the debt security, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the debt security, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has a credit committee composed of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern. In determining whether a security is OTTI, the credit committee considers the factors described below. The process involves a quarterly screening of all securities with a fair value less than the amortized cost basis. Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector. In making these evaluations, the credit committee exercises considerable judgment. Based on the credit committee’s evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”—A security on this list is subject to a heightened level of monitoring because either the issue or the issuer or its industry, sector, geographic location, or political operating environment has been under stress.

24

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

“Watch List”—There is a preponderance of likelihood that either interest or principal will not be received according to the committee’s expectations and may result in an impairment or write-offs.

“Impaired List”—The credit committee has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s Statement of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is OTTI, the Company records a loss through an appropriate adjustment in carrying value. For the years ended December 31, 2016, 2015 and 2014, the Company incurred write-downs of debt securities totaling $0.3 million, $1.4 million and $0.0 million, respectively, including those subject to SSAP No. 43R. Of these amounts, no OTTI was related to sub-prime loans.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater-than-expected liquidity needs. All of these factors could impact management’s evaluation of securities for OTTI.

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31, 2016 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Debt Securities:
U.S. Governments	5	$180,042	$(10,022)	—	$—	$—	5	$180,042	$(10,022)
All Other Governments	1	15,026	(127)	—	—	—	1	15,026	(127)
U.S. States, Territories and Possessions (Direct and Guaranteed)	2	988	(28)	—	—	—	2	988	(28)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	21	52,722	(2,099)	—	—	—	21	52,722	(2,099)
Industrial and Miscellaneous (Unaffiliated)	461	3,318,544	(154,758)	99	563,495	(30,072)	560	3,882,039	(184,830)
Hybrid Securities	2	1,655	(11)	3	19,998	(5,353)	5	21,653	(5,364)
SVO Identified Funds	—	—	—	—	—	—	—	—	—

Total Debt Securities	492	$3,568,977	$(167,045)	102	$583,493	$(35,425)	594	$4,152,470	$(202,470)

Preferred Stocks	2	$1,782	$(18)	6	$15,701	$(419)	8	$17,483	$(437)

25

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31, 2015 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Debt Securities:
U.S. Governments	9	$167,294	$(661)	1	$49,734	$(373)	10	$217,028	$(1,034)
All Other Governments	4	3,038	(18)	—	—	—	4	3,038	(18)
U.S. States, Territories and Possessions (Direct and Guaranteed)	3	4,325	(188)	—	—	—	3	4,325	(188)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	43	80,212	(1,644)	15	10,372	(527)	58	90,584	(2,171)
Industrial and Miscellaneous (Unaffiliated)	1,124	2,890,637	(143,174)	61	225,126	(18,988)	1,185	3,115,763	(162,162)
Hybrid Securities	4	10,076	(2,709)	2	10,650	(3,826)	6	20,726	(6,535)

Total Debt Securities	1,187	$3,155,582	$(148,394)	79	$295,882	$(23,714)	1,266	$3,451,464	$(172,108)

Preferred Stocks	2	$10,725	$(289)	1	$15,412	$(708)	3	$26,137	$(997)

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $2.1 million as of December 31, 2016. This amount represented approximately three-tenths of a percent of the Company’s total invested assets. In terms of managing and mitigating sub-prime mortgage risk, the Company’s overall exposure to these investments was as shown below (in thousands):

		Book/Adjusted
Type	Actual Cost	Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$1,610	$1,610	$1,674
Structured Securities	500	500	507

	$2,110	$2,110	$2,181

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $2.5 million as of December 31, 2015. This amount represented approximately two-tenths of a percent of the Company’s total invested assets. The Company’s overall exposure to sub-prime mortgage risk was as shown below (in thousands):

		Book/Adjusted
Type	Actual Cost	Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$4,371	$2,483	$2,485

	$4,371	$2,483	$2,485

26

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

5* Securities

The Company’s overall exposure to 5* securities was as shown below:

(In thousands except for number of securities):

Investment	Number of 5* Securities		Aggregate Book Adjusted Carry Value		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
LBSS	3	4	$12,383	$13,683	$13,347	$14,646

Total	3	4	$12,383	$13,683	$13,347	$14,646

4. MORTGAGE LOANS

The Company invests in commercial first mortgage loans throughout the United States. Investments are diversified by property type and geographic area. The Company monitors the condition of the mortgage loans in its portfolio.

In cases where mortgages have been restructured, appropriate allowances for losses are made. In those cases where, in management’s judgment, the mortgage loan’s value is impaired, appropriate losses are recorded.

27

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The following table shows the geographical distribution of the statement value of the Company’s mortgage loan portfolio as of December 31, 2016 and 2015 (in thousands):

	2016	2015
Alabama	$3,685	$3,850
Arizona	2,625	9,807
California	18,598	22,566
Colorado	18,424	18,994
District of Columbia	54,584	61,401
Florida	820	3,274
Georgia	1,977	2,564
Idaho	1,574	1,636
Illinois	27,306	1,227
Kansas	—	1,451
Kentucky	3,005	3,608
Louisiana	1,324	8,638
Maine	1,346	—
Maryland	—	1,376
Massachusetts	1,753	1,945
Michigan	5,934	7,821
Minnesota	12,383	21,349
Missouri	—	9,381
Mississippi	2,795	2,901
Nebraska	—	945
New Jersey	6,213	6,574
New Mexico	4,628	4,857
New York	139,363	141,385
North Carolina	8,786	11,668
Ohio	10,814	16,070
Oregon	9,381	9,981
Pennsylvania	6,831	8,633
Rhode Island	241	321
South Carolina	2,435	18,653
Tennessee	78	1,533
Texas	16,815	26,580
Utah	4,322	8,557
Virginia	2,180	52,602
Washington	2,361	2,776
West Virginia	—	3,218
Wisconsin	1,915	4,158
Great Britain	2,947	—
General Allowance for Loan Loss	(2,460)	(11,960)

Total Mortgage Loans on Real Estate	$374,983	$490,340

The Company had $46.3 million of outstanding mortgage loan commitments on real estate as of December 31, 2016. The Company had no outstanding mortgage loan commitments on real estate as of December 31, 2015.

28

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The Company originated 17 mortgage loans with a total cost of $118.7 million during the year ended December 31, 2016 with rates ranging from 3% to 13.68%, three mortgage loans with a total cost of $165.5 million during the year ended December 31, 2015 with rates ranging from 5.24% to 6.25% and six mortgage loans with a total cost of $61.6 million during the year ended December 31, 2014 with rates ranging from 4.95% to 5.65%. During the years ended December 31, 2016, 2015 and 2014, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties and are no more than 75% of the property’s value at the time the original loan is made.

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. The Company did not have a specific allowance for loan loss at December 31, 2016 and 2015. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $2.5 million and $12.0 million at December 31, 2016 and 2015, respectively. While management believes that it uses the best information available to establish allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2016 and 2015, the Company individually and collectively evaluated loans with a gross carrying value of $377.4 million and $502.3 million, respectively.

As of December 31, 2016 and 2015, the Company held no restructured loans. Should the Company hold any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date, or both.

Delinquency status is determined based upon the occurrence of a missed contract payment. There were no loans past due greater than 90 days at December 31, 2016. One loan with a carrying value of $1.7 million was past due for a period greater than 90 days at December 31, 2015 and was a non-admitted asset at December 31, 2015.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

29

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Other information is as follows:

Age Analysis of Mortgage Loans:

		Residential		Commercial
(In Thousands)	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2016
Recorded Investment
Current	$—	$—	$—	$—	$377,443	$—	$377,443
December 31, 2015
Recorded Investment
Current	$—	$—	$—	$—	$499,911	$—	$499,911

The Company did not have any mortgages accruing interest more than 90 days past due or interest reduced during 2016 or 2015.

The Company did not have any investments in impaired loans during 2016 or 2015.

Allowance for Credit Losses:

(In Thousands)	2016	2015	2014
Balance at Beginning of Period	$11,960	$15,415	$15,727
Additions Charged to Operations	—	—	1,108
Direct Write-downs Charged Against The Allowances Recoveries of Amounts Previously Charged Off	(9,500)	(3,455)	(1,420)

Balance at End of Period	$2,460	$11,960	$15,415

30

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The credit quality indicator for the Company’s mortgage loans is an internal risk-rated measure based on the borrowers’ ability to pay and the value of the underlying collateral. The internal risk rating is related to an increasing likelihood of loss, with the lowest rating representing the category in which a loss is first expected. The following table shows the recorded investment of the Company’s mortgage loans, net of allowances for credit losses, aggregated by internal risk rating as of December 31, 2016 and 2015:

(In Thousands) Internal Risk Rating	2016	2015
AA	$68,702	$127,201
A	156,252	117,797
BBB	35,029	44,837
BB and Lower	117,460	212,465

Total	$377,443	$502,300

Total Allowance for Loan Loss	(2,460)	(11,960)

Total Mortgage Loans on Real Estate	$374,983	$490,340

The following table provides an aging of past due commercial mortgage loans as of December 31, 2016 and 2015, based on the recorded investment net of allowances for credit losses:

(In Thousands)	2016	2015
Current	$377,443	$499,911
30-59 Days Past Due	—	232
60-89 Days Past Due	—	2,157

Total Past Due	$—	$2,389

Total Allowance for Loan Loss	(2,460)	(11,960)

Total Mortgage Loans on Real Estate	$374,983	$490,340

5.	REAL ESTATE

The Company held no real estate property at the end of December 31, 2016. The Company sold its remaining two real estate properties during the 2015 statement period. The sales resulted in net realized gains of $1.7 million. The Company sold nine properties throughout the year ended December 31, 2014 that resulted in net realized gains of $32.0 million. This amount is shown in the Company’s Statement of Operations as part of net realized capital gains and losses.

The Company recognized impairment losses of $11.3 million related to five properties that were deemed “held for sale” and subsequently sold during 2014. The impairment loss is the difference between estimated fair value less costs to sell. This amount is shown in the Company’s Statement of Operations as part of net realized capital gains and losses.

31

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

6.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on debt securities, preferred stock, mortgages and interest rate swaps, which relate to changes in the general level of interest rates, are charged or credited to the IMR, net of tax, and amortized into income over the remaining contractual life of the security sold. Realized gains and losses from all other investments are reported, net of tax, in the Statement of Operations but are not included in the computation of net gain from operations.

Changes in unrealized gains and losses on investments are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

	Years Ended December 31,
(In Thousands)	2016	2015	2014
Realized Gains (Losses):
Debt Securities	$185,285	$35,808	$60,537
Preferred Stocks	16	141	79
Common Stocks	7,060	(209)	—
Common Stocks of Affiliates	—	278	—
Mortgage Loans	63	17,486	—
Real Estate	—	1,678	21,273
Cash, Cash Equivalents and Short-term Investments	88	265	212
Other Invested Assets	950	(1,864)	(2)
Other Hedging Investments	4,783	(143)	(62,216)
Derivative Instruments	63,478	56,014	51,430

Subtotal	261,723	109,454	71,313
Capital Gains Tax Expense (Benefit)	60,364	6,100	(3,669)

Net Realized Gains	201,359	103,354	74,982
(Gains) Transferred to IMR (Net of Taxes)	$(126,772)	$(35,635)	$(55,354)

Total	$74,587	$67,719	$19,628

	Years Ended December 31,
(In Thousands)	2016	2015	2014
Changes in Net Unrealized Capital Gains (Losses) Net of Deferred Income Tax:
Debt Securities	$119	$(267)	$2,659
Common Stocks of Non-affiliates	8,003	759	—
Common Stocks of Affiliates	2,897	(15,020)	18,189
Mortgage Loans	6,175	2,246	203
Derivative Instruments	(39,386)	14,374	392,514
Other Hedging Investments	(135,495)	(9,597)	9,597
Other Invested Assets	2,582	2,206	1,548

Total	$(155,105)	$(5,299)	$424,710

32

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The deferred tax netted in unrealized capital gains (losses) above, except for common stock of affiliates and other affiliated invested assets, was $57.6 million, $4.9 million and ($26.6) million at December 31, 2016, 2015 and 2014, respectively.

7.	NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2016	2015	2014
Debt Securities (Unaffiliated)	$296,501	$259,795	$197,595
Debt Securities (Affiliated)	—	1,246	—
Preferred Stocks (Unaffiliated)	1,943	1,992	1,813
Common Stocks (Unaffiliated)	11,747	11,212	—
Common Stocks (Affiliated)	18,038	37,047	—
Mortgage Loans	26,223	41,268	50,062
Real Estate	—	1,664	8,822
Contract Loans	34,293	26,230	22,837
Cash, Cash Equivalents and Short-term Investments	62,031	48,296	62,575
Derivative Instruments	(243,007)	(11,850)	(225,328)
Other Invested Assets	37,645	35,822	22,160
Other Investment Income	3	—	—

Gross Investment Income	245,417	452,722	140,536

Interest Expense on Surplus Notes	43,260	43,260	43,260
Investment Expenses and Other Interest Expense on Borrowed Money	30,262	27,839	46,662

Net Investment Income	$171,895	$381,623	$50,614

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of interest is uncertain. The total amount of investment income due and accrued excluded from surplus for the years ended December 31, 2016 and 2015 was $0 and $309.5 thousand, respectively.

8.	DERIVATIVES

The Company uses derivatives for hedging or replication purposes only. Interest rate swaps are mainly employed for hedging guaranteed minimum living benefits for certain variable annuity contracts and for duration matching purposes.

Options and swaptions are used to hedge equity and interest exposure embedded in the Company’s fixed and variable annuity products. Futures are used to hedge equity exposure included in fixed indexed annuities, as well as the guaranteed minimum death and living benefit features of the Company’s variable annuities. Currency forwards and swaps are used to hedge changes in foreign currency exchange (“FX”) rates.

Interest swaps, options, swaptions and currency swaps are reported at fair value, with the unrealized gain or loss reported as an adjustment to surplus if not a designated effective hedge. All futures are marked to market and settled on a daily basis, with the gain or loss reported as a component of net investment income (loss).

33

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Beginning in July 2015, the Company began hedging its fixed index annuity product with OTC options utilizing the CROCI, Sector III, and MAA indices. The equity exposure embedded in the annuity contract is hedged using these options. These options have been designated as fair value hedges. The mark to market on the options is recorded as a component of net investment income and the offsetting change in liability is recorded through income.

Market risk is the risk of loss due to market price changes of the derivative instrument or the underlying security or index. To mitigate this risk, the Company matches the market sensitivity of the hedge with the market sensitivity of the underlying asset or liability being hedged.

Credit risk is the counterparty credit risk or risk of loss as a result of default or a decline in market value stemming from a credit downgrade of the counterparty to the derivative transaction. The Company minimizes this risk by entering into derivatives only with counterparties that meet certain criteria, by utilizing standardized agreements, and by limiting counterparty concentrations.

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features. Certain counterparty relationships also may include supplementary agreements with tailored terms, such as additional triggers for early terminations, acceptable practices related to cross-transaction netting, and minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level. These triggers apply to both the Company and its counterparty.

At December 31, 2016 and 2015, the Company pledged $146.8 million and $175.5 million, respectively, in U.S. Treasury securities and corporate bonds as collateral to counterparties. At December 31, 2016 and 2015, counterparties pledged to the Company $131.4 million and $128.6 million, respectively, in collateral comprised of cash and U.S. Treasury securities and corporate bonds.

34

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Derivatives are carried in accordance with SSAP No. 86, Derivatives. The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows (in thousands):

	Outstanding at
	December 31, 2016
	(per SSAP No. 86)
	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
	Amounts	Value	Cost	Gain (Loss)
Interest Rate Swaps	$2,702,000	$40,468	$—	$40,468
Currency Swaps	102,509	20,806	—	20,806
FX Forwards	4,954	44	—	44
Payor Swaptions	800,000	2,707	7,890	(5,183)
Receiver Swaptions	—	—	—	—
Equity Index Options	1,379,451	138,055	49,796	88,259

Total	$4,988,914	$202,080	$57,686	$144,394

	Outstanding at
	December 31, 2015
	(per SSAP No. 86)
	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
	Amounts	Value	Cost	Gain (Loss)
Interest Rate Swaps	$2,410,000	$47,101	$—	$47,101
Currency Swaps	73,099	5,013	—	5,013
TBA’s	5,565	5,750	5,755	(5)
FX Forwards	—	—	—	—
Payor Swaptions	800,000	3,720	7,890	(4,170)
Receiver Swaptions	75,000	1,341	2,126	(785)
Equity Index Options	1,898,914	111,472	28,056	83,416

Total	$5,262,578	$174,397	$43,827	$130,570

At December 31, 2016 and 2015, open futures contracts had a notional value of $2,368.0 million and $4,324.4 million and a fair value of ($0.1) million and $20.9 million, respectively. These amounts did not include the component of variation margin that had already been cash settled.

9.	REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this contingency is unlikely.

The Company has two reinsurance agreements with Barbco, refer to Note 2 for additional details. The Company has miscellaneous liabilities for the funds held under the coinsurance with funds held treaty with Barbco of $263.7 million and $270.7 million at December 31, 2016 and 2015, respectively.

35

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The Company cedes certain risks to DLRC through the VA Treaty and the FIA Treaty. Refer to Note 2 for further details.

The Company has agreements with several unrelated companies, which provide for reinsurance of portions of the net amount at risk under certain of the Company’s individual variable universal life, individual universal life, individual private placement variable universal life, and corporate and bank-owned life insurance policies. These amounts are reinsured on either a monthly renewable term, yearly renewable term, or coinsurance basis.

The Company has agreements with unrelated companies that provide for reinsurance of guaranteed minimum death benefits under certain of its variable annuity contracts. These amounts are reinsured on a monthly renewable term basis.

The effects of reinsurance were as follows:

	Years Ended December 31,
(In Thousands)	2016	2015	2014
Premiums and Annuity Considerations:
Direct	$1,891,709	$1,369,407	$1,848,605
Ceded—Affiliated	(60,552)	(33,974)	(51,827)
Ceded—Non-affiliated	(16,723)	(14,250)	(13,722)

Net Premiums and Annuity Considerations	$1,814,434	$1,321,183	$1,783,056

Insurance and Other Individual Policy Benefits and Claims:
Direct	824,340	804,664	915,197
Assumed—Non-affiliated	4,287	4,621	6,978
Ceded—Affiliated	(62,746)	(29,383)	(41,766)
Ceded—Non-affiliated	(12,381)	(16,698)	(8,673)

Net Policy Benefits and Claims	$753,500	$763,204	$871,736

36

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

10.	RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest-sensitive policies, substandard risks are reflected in the cost of insurance charges.

As of December 31, 2016 and 2015, the Company had $15.0 million and $15.5 million, respectively, of insurance in force (direct and assumed), for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware. Reserves (direct and assumed) to cover the above insurance totaled of $3.3 million and $3.3 million as of December 31, 2016 and 2015, respectively.

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business which is determined from basic policy data for reserving. The Tabular less Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving. The Tabular Interest on Funds not Involving Life Contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts which are determined by formula as described in the NAIC instructions. Other than normal updates of reserves, the only significant reserve changes as of December 31, 2016 and 2015 were the changes in additional reserves held due to asset adequacy analysis testing. Direct asset adequacy reserves were $38.4 million and $236.4 million at December 31, 2016 and 2015, respectively.

37

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

11.	WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE LIABILITIES

The withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

December 31, 2016

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2016	% of Total
Subject to Discretionary Withdrawal:
With Market Value Adjustment	$4,181,594	$631,068	$—	$4,812,662	22.30%
At Book Value Less Current Surrender Charge of 5% or More	905,638	—	—	905,638	4.20%
At Fair Value	—	—	13,278,650	13,278,650	61.53%

Total with Adjustment or at Market Value	5,087,232	631,068	13,278,650	18,996,950	88.03%
At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,553,695	—	—	1,553,695	7.20%
Not Subject to Discretionary Withdrawal	1,010,759	—	20,000	1,030,759	4.77%

Total (Gross: Direct and Assumed)	7,651,686	631,068	13,298,650	21,581,404	100.00%
Reinsurance Ceded	29,630	—	—	29,630

Total (Net)	$7,622,056	$631,068	$13,298,650	$21,551,774

December 31, 2015

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2015	% of Total
Subject to Discretionary Withdrawal:
With Market Value Adjustment	$2,500,107	$769,505	$—	$3,269,612	15.39%
At Book Value Less Current Surrender Charge of 5% or More	1,101,664	—	—	1,101,664	5.19%
At Fair Value	—	—	14,397,807	14,397,807	67.77%

Total with Adjustment or at Market Value	3,601,771	769,505	14,397,807	18,769,083	88.35%
At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,707,249	—	—	1,707,249	8.04%
Not Subject to Discretionary Withdrawal	746,407	—	20,837	767,244	3.61%

Total (Gross: Direct +Assumed)	6,055,427	769,505	14,418,644	21,243,576	100.00%
Reinsurance Ceded	29,210	—	—	29,210

Total (Net)	$6,026,217	$769,505	$14,418,644	$21,214,366

12.	SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets (securities) in these insulated accounts are carried at fair value

38

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation income or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in “Aggregate reserve for the life contracts” in the Company’s Statement of Admitted Assets, Liabilities and Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the variable deferred annuity Separate Account are carried at fair value. For some MVA contracts, the assets in the fixed deferred annuity Separate Account are carried on a General Account basis. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

The Company earns Separate Account fees for providing administrative services and bearing the mortality and the other guaranteed benefit risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values in variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Company’s Statement of Operations for the General Account.

For the current reporting year, the Company reported assets and liabilities from the following products in a Separate Account:

•	Variable Life

•	Variable Annuity

•	MVA Annuity

A majority of the variable Separate Account assets are legally insulated from the Company’s General Account, whereas the non-insulated Separate Account assets are not legally insulated. The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. The Separate Account classification of “legally insulated” vs. “not legally insulated” is supported by Section 2932 of the Delaware Insurance Code.

The Company maintained Separate Account assets totaling $25,101.8 million and $25,229.7 million as of December 31, 2016 and 2015, respectively. As of December 31, 2016 and 2015, the Company’s Separate Account statement included legally insulated assets of $23,977.7 million and $24,042.0 million, respectively.

The assets legally insulated and non-legally insulated from the General Account as of December 31, 2016 were attributed to the following products:

Product (In Thousands)	Legally Insulated Assets	Non - Legally Insulated Assets
Variable Life	$10,500,264	$—
Variable Annuity	13,477,456	—
MVA Annuity	—	1,124,033

Total	$23,977,720	$1,124,033

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the Statement of Operations for the General Account as a component of “Net transfers (from) or to Separate Accounts net of reinsurance.” The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards. MVA Separate Accounts are guaranteed

39

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Separate Accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

The Company had $20,856.1 million and $21,883.7 million of non-guaranteed Separate Account reserves and $631.1 million and $769.5 million of guaranteed Separate Account reserves as of December 31, 2016 and 2015, respectively.

As of December 31, 2016 and 2015, the General Account of the Company had a maximum guarantee for Separate Account liabilities of $16,133.9 million and $17,247.9 million, respectively.

To compensate the General Account for the risk associated with Separate Account guarantees, risk charges of $207.6 million, $206.8 million and $194.2 million were received by the General Account from the Separate Accounts during the years ended December 31, 2016, 2015 and 2014, respectively.

For the years ended December 31, 2016, 2015 and 2014, the Company’s General Account paid $95.7 million, $81.0 million and $81.6 million for Separate Account guarantees, respectively.

The Company does not engage in securities lending transactions within its Separate Account.

An analysis of the Separate Account reserves as of December 31, 2016 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, Considerations or Deposits for Year Ended 12/31/2016	$(24,596)	$143,910	$119,314
Reserves at 12/31/2016
For Accounts with Assets at:
Fair Value	184,400	20,856,124	21,040,524
Amortized Cost	446,668	—	446,668

Total Reserves	$631,068	$20,856,124	$21,487,192

By Withdrawal Characteristics:
With Market Value Adjustment	$631,068	$—	$631,068
At Fair Value	—	20,836,124	20,836,124

Subtotal	631,068	20,836,124	21,467,192
Not Subject to Discretionary Withdrawal	—	20,000	20,000

Total	$631,068	$20,856,124	$21,487,192

40

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

An analysis of the Separate Account reserves as of December 31, 2015 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, Considerations or Deposits for Year Ended 12/31/2015	$14,225	$205,027	$219,252
Reserves at 12/31/2015
For Accounts with Assets at:
Fair Value	240,838	21,883,718	22,124,556
Amortized Cost	528,667	—	528,667

Total Reserves	$769,505	$21,883,718	$22,653,223

By Withdrawal Characteristics:
With Market Value Adjustment	$769,505	$—	$769,505
At Fair Value	—	21,862,881	21,862,881

Subtotal	769,505	21,862,881	22,632,386
Not Subject to Discretionary Withdrawal	—	20,837	20,837

Total	$769,505	$21,883,718	$22,653,223

Below is the reconciliation of “Net Transfers (from) or to Separate Accounts net of reinsurance” in the Statement of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2016	2015	2014
Transfers to Separate Accounts	$119,314	$219,252	$389,023
Transfers (from) Separate Accounts	(2,068,510)	(2,379,922)	(3,138,163)

Net Transfers (from) Separate Accounts net of reinsurance in the Statement of Operations	$(1,949,196)	$(2,160,670)	$(2,749,140)

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

41

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Financial assets and liabilities recorded at fair value in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus are categorized as follows:

Level 1

•	Valuation inputs are unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuation inputs generally include cash, cash equivalents, short term investments, U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices, and exchange-traded derivatives.

Level 2

•	Valuation is based upon quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in non-active markets,

•	Inputs other than quoted market prices that are observable, and

•	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government securities not backed by the full faith and credit of the U.S. government, municipal bonds, structured notes, certain ABS (including collateralized debt obligations, RMBS and CMBS), certain corporate debt, certain private equity investments, and certain derivatives.

Level 3

•	Valuation utilizes techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

These valuations reflect management’s opinions regarding the assumptions a market participant would use in pricing the asset or liability. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS and CMBS, certain commercial montages, certain corporate debt, certain private equity investments, certain mutual fund holdings, and certain derivatives.

42

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The fair value of the Company’s assets and liabilities classified by these levels as of December 31, 2016 were as follows:

(In Thousands) Description for Each Class of Asset or Liability	Level 1	Level 2	Level 3	Total
Assets at Fair Value:
Common Stock-Unaffiliated (a)
Industrial and Miscellaneous	$—	$2,220	$105,124	$107,344
Debt Securities-Unaffiliated (b)
Asset-backed Securities	—	—	1,219	1,219
Industrial and Miscellaneous	—	21	—	21
Derivative Assets (d)
Interest Rate Contracts	37,084	44,918	1,551	83,553
Equity Contracts	4,750	138,054	—	142,804
Foreign Exchange Contracts	47	20,854	—	20,901
Separate Accounts Assets (c) (e)	15,281,948	5,731,366	418,867	21,432,181

Total Assets at Fair Value	$15,323,829	$5,937,433	$526,761	$21,788,023

Liabilities at Fair Value:
Separate Accounts (c)	$—	$(35,432)	$—	$(35,432)
Derivative Liabilities (d)
Interest Rate Contracts	(8,253)	(32,532)	—	(40,785)
Equity Contracts	(2,130)	—	—	(2,130)
Foreign Exchange Contracts	(2,329)	(5)	—	(2,334)

Total Liabilities at Fair Value	$(12,712)	$(67,969)	$—	$(80,681)

43

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The fair value of the Company’s assets and liabilities classified by these levels as of December 31, 2015 were as follows:

(In Thousands) Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at Fair Value:
Common Stock-Unaffiliated (a)
Industrial and Miscellaneous	$—	$—	$116,514	$116,514
Debt Securities-Unaffiliated (b)
Asset-backed Securities	—	—	1,093	1,093
Industrial and Miscellaneous	—	32	—	32
Derivative Assets (d)
Interest Rate Contracts	30,169	65,042	2,647	97,858
Equity Contracts	18,557	122,030	—	140,587
Foreign Exchange Contracts	2,978	5,014	—	7,992
Separate Accounts Assets (c) (e)	16,696,658	5,947,855	407,263	23,051,776

Total Assets at Fair Value	$16,748,362	$6,139,973	$527,517	$23,415,852

Liabilities at Fair Value:
Separate Accounts (c)	$—	$(38,321)	$—	$(38,321)
Derivative Liabilities (d)
Interest Rate Contracts	(4,375)	(35,581)	—	(39,956)
Equity Contracts	(10,577)	—	—	(10,577)
Foreign Exchange Contracts	(557)	—	—	(557)

Total Liabilities at Fair Value	$(15,509)	$(73,902)	$—	$(89,411)

(a)	Common stocks are carried at fair value.
(b)	Debt securities with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Where fair value is less than amortized cost, amounts are included in the tables above.
(c)	Separate Account invested assets are typically carried at fair value. In instances where market risk is guaranteed by the Company, debt securities and preferred stocks are carried at amortized cost based on their respective NAIC designation. Separate Account assets also include $2,781 million and $1,202 million of investment income and receivables due at December 31, 2016 and 2015, respectively. Separate Account liabilities include derivative liabilities carried at fair value.
(d)	The derivatives included in the leveling descriptions are carried at fair value.
(e)	Excludes assets with a fair value of $226.3 million and $287.9 million at December 31, 2016 and 2015, respectively, in hedge funds and private equity funds for which fair value is measured at Net Asset Value (“NAV”) using the practical expedient.

None of the Company’s assets measured at fair value transferred between Levels 1 and 2 during the years ended December 31, 2016 and December 31, 2015.

44

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the year ended December 31, 2016:

(In Thousands)	Beginning Balance at 01/01/2016	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2016
Assets:
Common Stock Unaffiliated	$116,514	$—	$(3,953)	$3,438	$9,626	$56,562	$—	$(76,617)	$(446)	$105,124
Debt Securities—Unaffiliated:
Asset-backed Securities	1,093	—	—	—	126	—	—	—	—	1,219
Derivative Assets	2,647	—	—	—	858	—	—	693	(2,647)	1,551
Separate Accounts Assets	407,263	6,043	(48,884)	(368)	4,533	148,092	113	(79,269)	(18,656)	418,867

Total Assets	$527,517	$6,043	$(52,837)	$3,070	$15,143	$204,654	$113	$(155,193)	$(21,749)	$526,761

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the year ended December 31, 2015:

(In Thousands)	Beginning Balance at 01/01/2015	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2015
Assets:
Common Stock Unaffiliated	$47,719	$17,647	$—	$24	$759	$69,122	$—	$(18,640)	$(117)	$116,514
Debt Securities—Unaffiliated:
Asset-backed Securities	1,471	—	—	—	(378)	—	—	—	—	1,093
Derivative Assets	—	16,262	(13,557)	(58)	—	—	—	—	—	2,647
Separate Accounts Assets	268,878	92,739	(34,555)	972	(6,076)	243,344	—	(126,653)	(31,386)	407,263

Total Assets	$318,068	$126,648	$(48,112)	$938	$(5,695)	$312,466	$—	$(145,293)	$(31,503)	$527,517

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers are made as a result of changes in the level of observability of inputs used to price the assets or changes in NAIC designations.

45

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2016:

	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
(In Thousands)
Debt Securities—Unaffiliated
Asset-backed Securities	Matrix Pricing	Spreads	$1,219	26	29
Common Stocks	Market Pricing	Quoted Prices	83,640	88-107	101
	Market Pricing	Quoted Prices	105,124	1-193	62
Separate Accounts Assets	Matrix Pricing	Spreads	61,962	94-193	101
	Market Pricing	Quoted Prices	5,802	31-105	97
	Amortized Cost	None	—	—	—

Total Assets			$257,747

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2015:

	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
(In Thousands)
Debt Securities—Unaffiliated
Asset-backed Securities	Matrix Pricing	Spreads	$1,093	26	26
Common Stocks	Matrix Pricing	Spreads	114,781	1-192	25
	Matrix Pricing	Quoted Prices	1,733	58	58
Separate Accounts Assets	Matrix Pricing	Spreads	16,845	29-109	96
	Matrix Pricing	Quoted Prices	125,820	60-115	100
	Amortized Cost	None	252	50	50

Total Assets			$260,524

There were no significant changes made in valuation techniques during 2016 and 2015.

Derivative values in the above tables are presented on a gross basis.

46

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Aggregate Fair Value of all Financial Instruments

The following table presents the estimated fair values and carrying amounts of the Company’s financial instruments as of December 31, 2016:

(In Thousands) Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Cash, Cash Equivalents and Short-term Investments	$1,082,724	$1,082,724	$231,516	$851,208	$—	—
Debt Securities	7,064,692	7,171,115	195,033	5,098,312	1,771,347	—
Preferred Stocks	33,390	33,584	—	33,390	—	—
Common Stocks	107,344	107,344	—	2,220	105,124	—
Mortgages Loans on Real Estate	384,539	374,983	—	—	384,539	—
Derivatives – Options and Swaptions	140,761	140,761	—	139,210	1,551	—
Derivatives – Swaps and Forwards	101,700	101,700	37,084	64,616	—	—
Derivatives—Futures	4,797	4,797	4,797	—	—	—
Contract Loans	663,327	618,946	—	—	663,327	—
Other Invested Assets (a)	404,750	402,561	—	—	404,750	—
Separate Account Assets (b)	22,064,950	22,094,787	15,288,428	6,226,820	549,702	—
Contractholder Deposit Funds and Other Policyholder Liabilities	(513,530)	(467,300)	—	—	(513,530)	—
Derivatives – Swaps and Forwards	(40,382)	(40,382)	(7,844)	(32,538)	—	—
Derivatives—Futures	(4,867)	(4,867)	(4,867)	—	—	—
Separate Account Liabilities	(60,707)	(60,707)	—	(35,432)	(25,275)	—

47

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The following table presents the estimated fair value and carrying amounts of the Company’s financial instruments as of December 31, 2015:

(In Thousands)	Aggregate	Statement				Not Practicable
Type of Financial Instrument	Fair Value	Value	Level 1	Level 2	Level 3	(Carrying Value)
Cash, Cash Equivalents and Short-term Investments	$1,536,423	$1,536,423	$678,448	$857,975	$—	—
Debt Securities	5,756,624	5,853,362	217,169	2,682,365	2,857,090	—
Preferred Stocks	32,061	32,634	—	32,061	—	—
Common Stocks	116,514	116,514	—	—	116,514	—
Mortgages Loans on Real Estate	497,360	490,340	—	—	497,360	—
Derivatives – Options and Swaptions	127,089	127,089	—	124,442	2,647	—
Derivatives – Swaps and Forwards	97,810	97,810	30,167	67,643	—	—
Derivatives—Futures	21,538	21,538	21,538	—	—	—
Contract Loans	669,276	630,826	—	—	669,276	—
Other Invested Assets (a)	432,544	428,832	—	8,720	423,824	—
Separate Account Assets (b)	23,739,760	23,739,052	16,717,221	6,392,174	630,365	—
Contractholder Deposit Funds and Other Policyholder Liabilities	(199,186)	(189,353)	—	—	(199,186)	—
Derivatives – Options and Swaptions	(10,557)	(10,557)	(10,557)	—	—	—
Derivatives – Swaps and Forwards	(39,945)	(39,945)	(4,365)	(35,580)	—	—
Derivatives—Futures	(588)	(588)	(588)	—	—	—
Societe Generale	(25,000)	(25,000)	(25,000)	—	—	—
Separate Account Liabilities	(67,698)	(67,698)	—	(38,321)	(29,377)	—

(a)	Excludes assets with a fair value of $104.8 million and $100.7 million at December 31, 2016 and 2015, respectively, in limited partnership investments as they are valued using equity values which are a proxy for fair value.
(b)	Excludes assets with a fair value of $226.3 million and $287.9 million at December 31, 2016 and 2015, respectively, in hedge funds and private equity funds for which fair value is measured at NAV using the practical expedient.

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents, and short-term investments—The carrying value for cash, cash equivalents, and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Debt securities—The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using

48

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

collateral performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

Equity securities – The fair value of the Company’s equity securities not accounted for under the equity method is first based on quoted market prices. Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price equity securities for which a quoted market price is not available.

Mortgage loans on real estate –The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives – The fair values of swaps, swaptions, and forwards are based on current settlement values, dealer quotes, and market prices. Fair values for options and futures are also based on dealer quotes and market prices.

Contract loans – The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets – Other invested assets (excluding investments accounted for under the equity method) include low income housing tax credits (“LIHTCs”), surplus debentures, collateral loans, and equipment lease trusts. The fair value of LIHTCs and equipment leases approximate their carrying values. The fair values of surplus debentures are obtained from third-party pricing services. Collateral loans are carried at amortized cost using pricing methods similar to private placements.

Separate Accounts – The estimated fair value of Separate Account assets and liabilities is determined using the same methodology described in Note 12. The difference between Separate Account assets and liabilities reflected in the chart above and the total recognized in the Statement of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are attributable to non-financial instruments.

Contract holder deposit funds – The fair values of the Company’s General Account liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) is estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to their estimated fair value.

49

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

14.	FEDERAL INCOME TAXES

The application of SSAP No.101 requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized.

Considerable judgment is required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that DTAs will be realized. Therefore, the Company did not record a valuation allowance as of December 31, 2016 and December 31, 2015.

The components of the Company’s DTAs and DTLs as of December 31, 2016 and December 31, 2015 were as follows:

(In Thousands)	December 31, 2016			December 31, 2015			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax Assets	$262,307	$—	$262,307	$368,714	$—	$368,714	$(106,407)	$—	$(106,407)
Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

Adjusted Gross Deferred Tax Assets	262,307	—	262,307	368,714	—	368,714	(106,407)	—	(106,407)
Deferred Tax Assets Nonadmitted	—	—	—	64,719	—	64,719	(64,719)	—	(64,719)

Subtotal Net Admitted Deferred Tax Assets	262,307	—	262,307	303,995	—	303,995	(41,688)	—	(41,688)
Deferred Tax Liabilities	100,922	—	100,922	90,618	—	90,618	10,304	—	10,304

Net Admitted Deferred Tax Assets / (Net Deferred Tax Liabilities)	$161,385	$—	$161,385	$213,377	$—	$213,377	$(51,992)	$—	$(51,992)

The following table provides component amounts of the Company’s calculation by tax character in accordance with paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101:

(In Thousands)	December 31, 2016			December 31, 2015			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Admitted Pursuant to 11.a.	$28,448	$—	$28,448	$—	$—	$—	$28,448	$—	$28,448
(b) Admitted Pursuant to 11.b. (lesser of 11.b.i. or 11.b.ii.)	132,937	—	132,937	213,377	—	213,377	(80,440)	—	(80,440)
(c) 11.b.i	132,937	—	132,937	228,470	—	228,470	(95,533)	—	(95,533)
(d) 11.b.ii	—	—	221,177	—	—	213,377	—	—	7,800
(e) Admitted Pursuant to 11.c.	100,922	—	100,922	90,618	—	90,618	10,304	—	10,304

(f) Total Admitted Under 11.a.—11.c.	262,307	—	262,307	303,995	—	303,995	(41,688)	—	(41,688)
(g) Deferred Tax Liabilities	100,922	—	100,922	90,618	—	90,618	10,304	—	10,304

Net Admitted Deferred Tax Assets / Deferred Tax Liabilities	$161,385	$—	$161,385	$213,377	$—	$213,377	$(51,992)	$—	$(51,992)

50

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

	2016	2015
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	1,222%	1,286%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above	$1,474,512,349	$1,422,514,602

The following table provides the impact of tax planning strategies on adjusted gross and net admitted DTAs, as used in the Company’s SSAP No. 101 calculation.

	December 31, 2016		December 31, 2015		Change
(In Thousands)
Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross Deferred Tax Assets and Net
Admitted Deferred Tax Assets, by Tax Character as a Percentage.
Adjusted Gross Deferred Tax Assets	$262,307	—	$368,714	—	$(106,407)	—
Percentage of Adjusted Gross Deferred Tax Assets by Tax Character Attributable to the Impact of Tax Planning Strategies	0.00%	0.00%	4.00%	0.00%	(4.00)%	0.00%
Net Admitted Adjusted Gross Deferred Tax Assets	$262,307	—	$303,995	—	$(41,688)	—
Percentage of Net Admitted Adjusted Gross Deferred Tax
Assets by Tax Character Because of the Impact of Tax Planning Strategies	4.00%	0.00%	6.00%	0.00%	(2.00)%	0.00%

The Company’s tax planning strategies included the use of reinsurance.

The Company had no temporary difference for which a DTL was not established.

The following tables provide the Company’s significant components of income taxes incurred and the changes in DTAs and DTLs.

(In Thousands)	December 31, 2016	December 31, 2015	December 31, 2014
Current Income Tax
Federal Tax (Benefit) Expense from Operations	$(39,991)	$(2,729)	$6,861
Federal Income Tax Expense on Net Capital Gains	60,364	6,099	(3,669)

Current Income Tax Expense	$20,373	$3,370	$3,192

51

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The main components of the Company’s DTAs and DTLs as of December 31, 2016 and 2015 were as follows:

(In Thousands)	December 31, 2016	December 31, 2015	Change
Deferred Tax Assets:
Ordinary
Policyholder Reserves	$177,897	$242,840	$(64,943)
Investments	21,898	40,433	(18,535)
Deferred Acquisition Costs	20,352	14,715	5,637
Net Operating Loss Carryforward	—	29,529	(29,529)
Other (Including Items <5% of Total Ordinary Tax Assets)	42,160	41,197	963

Total Ordinary Deferred Tax Assets	$262,307	$368,714	$(106,407)
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	64,719	(64,719)

Admitted Ordinary Deferred Tax Assets	$262,307	$303,995	$(41,688)
Capital:
Investments	—	—	—
Net Capital Loss Carryforward	—	—	—

Subtotal	—	—	—
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	—	—

Admitted Capital Deferred Tax Assets	—	—	—

Admitted Deferred Tax Assets	$262,307	$303,995	$(41,688)

Deferred Tax Liabilities:
Ordinary
Investments	$44,270	$17,154	$27,116
Policyholder Reserves	56,652	73,464	(16,812)

Subtotal	$100,922	$90,618	$10,304
Capital:
Investments	—	—	—

Subtotal	—	—	—

Deferred Tax Liabilities	$100,922	$90,618	$10,304

Net Admitted Deferred Tax Assets / Deferred Tax Liabilities	$161,385	$213,377	$(51,992)

52

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The change in net deferred income taxes was comprised of the following:

(In Thousands) Description	December 31, 2016	December 31, 2015	Change
Total Deferred Tax Assets	$262,307	$368,714	$(106,407)
Total Deferred Tax Liabilities	100,922	90,618	10,304

Net Deferred Tax Assets / Deferred Tax Liabilities	$161,385	$278,096	$(116,711)
Statutory Valuation Allowance	—	—	—

Net Deferred Tax Assets / Deferred Tax Liabilities	$161,385	$278,096	$(116,711)
Tax Effect of Unrealized (Gains)/Losses			(57,619)

Change in Net Deferred Income Tax			$(59,092)

The change in net deferred income tax of ($68,842) shown on the Statement of Changes in Capital Stock and Surplus is inclusive of ($9,750) related to the prior period adjustment.

The provision for federal income taxes incurred for the current year is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference for the years ended December 31, 2016, 2015 and 2014 were as follows:

(In Thousands)	December 31, 2016			December 31, 2015			December 31, 2014
Description	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate
Net Income Before Taxes	$195,368	$68,378	15.0%	$278,305	$97,407	25.1%	$302,994	$106,048	28.3%
Pre-tax Capital Gains—Pre IMR	261,723	91,603	20.0%	109,454	38,309	9.9%	71,313	24,960	6.7%
Dividends Received Deduction		(10,581)	(2.3)%		(23,864)	(6.2)%		(11,550)	(3.1)%
Tax Credits		(764)	(0.2)%		(2,594)	(0.7)%		(932)	(0.2)%
Non-deductible Expenses		59	—%		99	0.1%		119	—%
Prior Period Adjustment		(9,750)	(0.3)%		—	—%		—	—%
Reversal of IMR		1,209	0.3%		(5,939)	(1.5)%		(1,928)	(0.5)%
Change in Non-admitted assets		(1,540)	(0.3)%		1,283	0.3%		2,520	0.7%
Prior Year Over/Under Accrual		(1,201)	(2.1)%		(301)	(0.1)%		(4,839)	(1.3)%
Retained Deferred Tax Asset		—	—%		—	—%		5,133	1.4%
Non-consolidated Wholly Owned Subsidiaries		(57,572)	(12.6)%		—	—%		—	—%
Other		(376)	(0.1)%		110	0.1%		7,321	2.0%

Total Statutory Income Taxes		$79,465	17.4%		$104,510	27.0%		$126,852	34.0%

Federal Income Taxes Incurred		$20,373	4.5%		$3,370	0.9%		$3,192	0.9%
Change in Net Deferred Income Taxes		59,092	12.9%		101,140	26.1%		123,660	33.1%

Total Statutory Income Taxes		$79,465	17.4%		$104,510	27.0%		$126,852	34.0%

At December 31, 2016, the Company had no net operating loss carryforward.    At December 31, 2016, the Company had no capital loss carryforward. At December 31, 2016, the Company had $11.6 million of LIHTC carryforward, which will begin to expire, if not utilized, by 2030. At December 31, 2016, the Company had $8.1 million minimum tax credit carryforward which will not expire.

53

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

At December 31, 2016, the Company incurred $28.4 million in the current year that will be available for recoupment in the event of future net losses.

The Company has no deposits admitted under Section 6603 of the Internal Revenue code.

Tax years prior to 2006 are closed for audit or examination under the applicable statute of limitations. The Company is subject to ongoing examinations for subsequent tax years as a member of the former affiliate, Sun Life of Canada -U.S. Operations Holdings consolidated federal income tax returns. The 2007 through 2009 tax years for the consolidated return were settled at appeals with the Internal Revenue Service (the “IRS”), and the appeals closing documents have been submitted to the Joint Committee on Taxation. The IRS issued the Revenue Agent’s Report for the 2010 through 2013 tax years on December 15, 2016; such years are currently in the appeals process. Although the Company remains jointly and severally liable for consolidated tax liabilities, the Company is held harmless in accordance with the terms of the Sale Transaction and believes that the possibility of a tax liability for the pre-sale tax years is remote. Additionally, the Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of operations, or cash flows. Therefore, the Company did not record a liability for unrecognized tax benefits (“UTBs”) as of December 31, 2016 and 2015. As of December 31, 2016, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

The Company recognizes interest accrued related to UTBs in income tax expense. The Company had no accrued interest balance as of December 31, 2016 and December 31, 2015. The Company recognized no gross interest benefit related to UTBs during the years ended December 31, 2016, 2015 and 2014. The Company has not accrued any penalties related to UTBs.

The Company will file a consolidated federal income tax return for the December 31, 2016 tax year with its wholly-owned subsidiary, DLNY, and will continue to do so in future tax years under Internal Revenue Code Section 1504(c)(1). A formal tax allocation agreement has been implemented, and the allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the consolidated group. Intercompany tax balances are settled on a quarterly basis and a final true up is made after the filing of the federal income tax return, as prescribed by the terms of the agreement.

15.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is authorized to issue 10,000 shares of common stock with a par value of $1,000 per share; 6,437 shares of common stock are issued and outstanding. The Company is not authorized to issue preferred stock.

The Company’s ability to pay dividends is subject to certain statutory restrictions. The State of Delaware has enacted laws governing the payment of dividends to stockholders by domestic insurers. Pursuant to Delaware’s statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without the prior approval of the Delaware Commissioner of Insurance is limited to the greater of: (i) 10% of its statutory surplus as of the preceding December 31; or (ii) the Company’s statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus would also require the prior approval of the Commissioner. In connection with the Sale Transaction on August 2, 2013, any portion of a dividend which would cause the Company’s total adjusted capital as of the most recent calendar quarter end to fall below 300% of Company Action Level NAIC Risk-Based Capital as of such calendar quarter end, after taking into account the payment of such dividend, requires the prior approval of the Department.

In March 2016, the Company paid a $200.0 million dividend to the Parent, of which $169.5 million was ordinary and $30.5 million extraordinary. In September 2016, the Company paid a $100.0 million extraordinary dividend to the Parent. In September 2015, the Company paid an ordinary dividend of $75.0 million to the Parent. In November 2015, the Company paid a dividend of $36.5 million to the Parent, of which $21.1 million was ordinary and $15.4

54

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

million extraordinary. In March 2015, the Company paid an ordinary dividend of $200.0 million to the Parent. In March 2014, the Company paid an ordinary dividend of $185.0 million to the Parent.

Risk-Based Capital

Life and health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company exceeded the minimum RBC requirements at December 31, 2016 and 2015.

16.	COMMITMENTS AND CONTINGENT LIABILITIES

Contingent Commitments

The Company had unfunded commitments for limited partnership investments of $25.2 million as of December 31, 2016. The Company also had commitments for limited partnership investments of $34.7 million as of December 31, 2015.

Regulatory and Industry Developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Various insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations will result in retrospective, premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $3.5 million and $3.5 million for guaranty fund assessments as of December 31, 2016 and 2015, respectively. The Company does not know the period over which the guaranty fund assessments may be paid.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation, Income Taxes, and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends received deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD. On May 30, 2010, the IRS issued an Industry Director Directive which made clear that IRS interpretations prior to Revenue Ruling 2007-54 should be followed until new regulations are issued.

On February 4, 2014, the IRS issued Revenue Ruling 2014-7, which provided that Revenue Ruling 2007-54 was thereby modified and superseded, and that Revenue Ruling 2007-61 was obsolete. Accordingly, the required interest holding, which was used in calculating a company’s share of DRD, is no longer a published position of the IRS and is viewed as effectively being revoked. Priority Guidance Plans released subsequent to the publication of Revenue Ruling 2014-7 do not include a project concerning the determination of the company’s share of DRD. For now, the issue has been resolved by the LB&I Industry Director’s Directive, Examination of Dividends Received Deduction on Separate Accounts of Life Insurance Companies, LMSB-4-0510-015 (May 20, 2010), which permits calculating required interest at another appropriate rate using a modified version of the formula, set forth in Treas.

55

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Reg. § 801-8(e). For the years ended December 31, 2016, 2015, and 2014, the Company’s financial statements reflect benefits of $10.1 million, $10.6 million, and $8.9 million, respectively, related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations, or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Pursuant to the terms of the Sale Transaction, the acquired companies, including the Company and DLNY, and their respective affiliates are indemnified from and against (i) breach of customary representations, warranties and covenants of SLF and (ii) other specified matters, including losses arising from pending or threatened litigation as of the closing of the Sale Transaction (August 2, 2013), certain excluded assets that were transferred from the acquired companies to SLF’s affiliates at or prior to closing of the Sale Transaction, including the group insurance business previously conducted by DLNY, certain environmental liabilities, and certain liabilities arising under unclaimed property laws.

Pledged or Restricted Assets

The following assets were restricted at December 31, 2016 and reported in the current financial statements:

•	Collateral posted under repurchase agreements which was reported as bonds and preferred stocks.

•	Cash collateral posted under reverse repurchase agreements which was reported as cash equivalents.

•	Certain Federal Home Loan Bank (“FHLB”) capital stock.

•	Certain bonds on deposit with governmental authorities as required by law.

•	Certain cash deposits held in a mortgage escrow account (see “Other restricted assets” below).

•	Derivative cash collateral which was reported as cash equivalents (see “Assets pledged as collateral not captured in other categories” below).

56

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The following were restricted assets (including pledged assets):

(In Thousands)	Current Year									Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Non Admitted Restricted	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Subject to Repurchase Agreements	$217,776	$—	$—	$—	$217,776	$440,852	$(223,076)	$—	$217,776	0.58%	0.58%
Subject to Reverse Repurchase Agreements	538,896	—	—	—	538,896	271,730	267,166	—	538,896	1.43%	1.43%
FHLB Capital Stock	16,425	—	—	—	16,425	5,981	10,444	—	16,425	0.04%	0.04%
On Deposit with States	5,005	—	—	—	5,005	4,050	955	—	5,005	0.01%	0.01%
Pledged as Collateral to FHLB (Including Securities and Commercial Mortgage Loans)	512,000	—	—	—	512,000	607,594	(95,594)	—	512,000	1.36%	1.36%
Pledged as Collateral Not Captured (Including Assets Backing Funding Agreements)	104,934	—	—	—	104,934	141,002	(36,068)	—	104,934	0.28%	0.28%
Other Restricted Assets	407,389	—	—	—	407,389	349,705	57,684	—	407,389	1.08%	1.08%

Total Restricted Assets	$1,802,425	$—	$—	$—	$1,802,425	$1,820,914	$(18,489)	$—	$1,802,425	4.78%	4.78%

The following were assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

	Gross Restricted
(In Thousands)	Current Year								Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Bond Collateral to Societe Generale	$—	$—	$—	$—	$—	$37,610	$(37,610)	$—	—%	—%
Derivative Collateral	104,934	—	—	—	104,934	103,392	1,542	104,934	0.28%	0.28%

Total	$104,934	$—	$—	$—	$104,934	$141,002	$(36,068)	$104,934	0.28%	0.28%

57

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

The following were other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

	Gross Restricted
(In Thousands)	Current Year								Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Mortgage Escrow	$3,492	$—	$—	$—	$3,492	$3,142	$350	$3,492	0.01%	0.01%
Restricted Cash from Policyholders	—	—	—	—	—	57,070	(57,070)	—	—%	—%
Restricted Cash—Brokerage Margin	403,897	—	—	—	403,897	289,493	114,404	403,897	1.07%	1.07%

Total	$407,389	$—	$—	$—	$407,389	$349,705	$57,684	$407,389	1.08%	1.08%

Collateral from unsettled trades included cash received from sales of S&P 500 Index exchange-traded funds which funds were not yet purchased. A liability for the future purchase of the funds was included as payable for securities.

Lease Commitments

Effective August 1, 2013, the Company entered into a lease agreement for its former Massachusetts office. The lease expired on November 30, 2015. The Company did not incur rental expense related to this agreement in 2016. Rental expenses for 2015 and 2014 were $2.1 million and $2.1 million, respectively, under this lease.

Effective January 22, 2014, the Company entered into a lease agreement for its Indiana office. This lease expires on December 31, 2024. Rental expenses for 2016, 2015 and 2014 were $0.2 million, $0.2 million and $0.1 million, respectively, under this lease.

Effective July 27, 2016, the Company entered into a sublease agreement for additional space for its Indiana office, this lease expires on November 30, 2026. Rental expenses for 2016 were $0.2 million under this sublease.

Effective September 24, 2014, the Company entered into a lease agreement for its new Massachusetts office. On February 19, 2016, the original lease agreement was amended to add additional space. The lease, as amended, expires on April 30, 2023. Rental expense for 2016 and 2015 was $1.7 million and $0.9 million, respectively, under this lease. No rental expense was incurred for 2014 under this lease.

Effective February 26, 2016, the Company entered into a sublease agreement for its Chicago office. This sublease expires on July 29, 2018. Rental expenses for 2016 were $0.2 million under this sublease.

a. At January 1, 2017, minimum aggregate rental commitments were as follows:

Year Ending December 31,	(In Thousands) Operating Leases
2017	$2,822
2018	2,805
2019	2,654
2020	2,667
2021	2,681

Aggregate Total All Future Years	$4,162

58

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

17.	DEBT

On April 1, 2014, the Company entered into a $500.0 million revolving credit facility (the “Facility”) with Bank of America Merrill Lynch. Borrowings under the Facility were for general corporate purposes. Borrowings bore interest at LIBOR + 125 basis points, with a commitment fee of 30 basis points for any unused portion of the Facility, and the Facility had a 180 day tenor. The Facility was secured by certain securities held in an account established for this purpose, and borrowings were limited to a specified percentage of the value of the securities in this account. The total interest paid under the Facility in 2014 was approximately $1.1 million. This facility was terminated on December 22, 2014.

On December 12, 2014, the Company entered into a $350.0 million revolving credit facility (the “Replacement Facility”) with Societe Generale. Borrowings under the Replacement Facility may be used for general corporate purposes. Borrowings bear interest at LIBOR + 115 basis points, with a commitment fee of 48 basis points for any unused portion of the Replacement Facility, and the Replacement Facility has a 270 days rolling margin commitment. The Replacement Facility is secured by certain securities held in an account established for this purpose, and borrowings are limited to a specified percentage of the value of the securities in this account. The total commitment fees paid in 2016, 2015, and 2014 were approximately $1.5 million, $1.7 million and $90 thousand, respectively, and the total interest paid under the Replacement Facility in 2016, 2015 and 2014 was approximately $200 thousand, $27 thousand and $90 thousand, respectively. At December 31, 2015, there was $25.0 million outstanding under the Replacement Facility which was paid in full on July 8, 2016. The Company was required to maintain a collateral security deposit with the lender. Upon repayment of the borrowed money on July 8, 2016, all collateral was returned.

18.	FEDERAL HOME LOAN BANK

The Company is a member of the FHLB of Indianapolis. Through its membership, the Company utilizes funding agreements obtained from the FHLB. The Company manages these funds in an investment spread strategy, consistent with its other investment spread operations. Accordingly, the Company considers these funds policyholder liabilities. It is not part of the Company’s strategy to utilize these fund for operations, and any funds obtained from the FHLB for use in the general operations would be accounted for as borrowed money. As of December 31, 2016 there was $365.0 million outstanding to the FHLB.

59

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

FHLB Capital Stock

Aggregate Totals

		General	Separate
Year Ended 2016 (In Thousands)	Total	Account	Accounts
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	2,218	2,218	—
Activity Stock	14,207	14,207	—
Excess Stock	—	—	—

Aggregate Total	$16,425	$16,425	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$383,567	XXX	XXX
Year Ended 2015 (In Thousands)
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	2,640	2,640	—
Activity Stock	—	—	—
Excess Stock	3,341	3,341	—

Aggregate Total	$5,981	$5,981	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$132,916	XXX	XXX

Membership Stock (Class A and B) Eligible for Redemption

(In Thousands)
Membership stock	Current Year Total	Not Eligible for Redemption	Less Than 6 Months	6 months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
Class A	$—	$—	$—	$—	$—	$—
Class B	16,425	16,425	—	—	—	—

Collateral Pledged to FHLB

Amount Pledged as of Reporting Date

(In Thousands)	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year General Account Total Collateral Pledged	$405,256	$390,734	$365,000
Current Year Separate Accounts Total Collateral Pledged	122,960	121,266	—

Current Year Total General and Separate Accounts Total Collateral Pledged	$528,216	$512,000	$365,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$616,227	$607,594	$210,000

60

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Maximum Amount Pledged During Reporting Period

(In Thousands)
	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year General Account Maximum Collateral Pledged	$441,111	$428,111	$365,000
Current Year Separate Accounts Maximum Collateral Pledged	122,960	121,266	—

Current Year Total General and Separate Accounts Maximum Collateral Pledged	$564,071	$549,377	$365,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$616,227	$607,594	$210,000

Borrowing from FHLB

Amount as of Reporting Date

Current Year (In Thousands)	Total	General Account	Separate Accounts	Funding Agreements Reserves Established
Debt	$—	$—	$—	XXX
Funding Agreements	365,000	365,000	—	304,939
Other	—	—	—	XXX

Aggregate Total	$365,000	$365,000	$—	$304,939

Prior Year (In Thousands)	Total	General Account	Separate Accounts	Funding Agreements Reserves Established
Debt	$—	$—	$—	XXX
Funding Agreements	—	—	—	—
Other	—	—	—	XXX

Aggregate Total	$—	$—	$—	$—

Maximum Amount during Reporting Period (Current Year)

(In Thousands)	Total	General Account	Separate Accounts
Debt	$—	$—	$—
Funding Agreements	365,000	365,000	—
Other	—	—	—

Aggregate Total	$365,000	$365,000	$—

61

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

FHLB – Prepayment Obligations

Does the Company have prepayment Obligations under the following arrangements (YES/NO)
Debt	YES
Funding Agreements	YES
Other	NO

19.	SUBSEQUENT EVENTS

Effective January 1, 2017, SeaBright Insurance Company (“SeaBright”), a Texas domestic property and casualty insurance company, became a controlled insurer of the Company. The Company invested a total of $48.3 million for the acquisition of SeaBright and for additional capital contributions.

On April 3, 2017 the Company paid an ordinary dividend of $135.4 million dividend to the Parent.

The Company is not aware of any other events that occurred subsequent to December 31, 2016 having a material effect on the financial statements. The Company has evaluated events that occurred from January 1, 2017 to April 28, 2017, the date the financial statements were available to be issued.

62

PART C

OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	The following Financial Statements are included in the Registration Statement:

A.	Condensed Financial Information—Accumulation Unit Values (Part A)

B.	Financial Statements of the Depositor (Part B) (

1. Independent Auditors’ Reports;

2. Statutory-Basis Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus as of December 31, 2016 and 2015;

3. Statutory-Basis Statements of Operations for the Years Ended December 31, 2016, 2015 and 2014;

4. Statutory-Basis Statements of Changes in Capital Stock and Surplus for the Years Ended December 31, 2016, 2015 and 2014;

5. Statutory-Basis Statements of Cash Flows for the Years Ended December 31, 2016, 2015 and 2014; and

6. Notes to Statutory-Basis Financial Statements.

C.	Financial Statements of the Registrant (Part B)

1. Report of Independent Registered Public Accounting Firm;

2. Statement of Assets and Liabilities, December 31, 2016;

3. Statement of Operations, Year Ended December 31, 2016;

4. Statements of Changes in Net Assets, Years Ended December 31, 2016 and December 31, 2015; and

5. Notes to Financial Statements.

(b)	The following Exhibits are incorporated in the Registration Statement by reference unless otherwise indicated:

(1)	Resolution of Board of Directors of the Depositor dated December 3, 1985 authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-37907, filed on October 14, 1997);

(2)	Not Applicable;

(3)(a)	Marketing Services Agreement between Sun Life Assurance Company of Canada (U.S.), Sun Life of Canada (U.S.) Distributors, Inc. and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(b)(i)	Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83364, filed on or about April 27, 2009);

(3)(b)(ii)	Amendment No. 1 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83364, filed on or about April 27, 2009);

(3)(b)(iii)	Amendment No. 2 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 30, 2009);

(3)(b)(iv)	Amendment No. 3 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 30, 2009);

(3)(c)(i)	Sales Operations and General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(c)(ii)	Broker-Dealer Supervisory and Service Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(c)(iii)	General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(4)(a)	Flexible Payment Combination Fixed/Variable Group Annuity Contract (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74844, filed on February 14, 2002);

(4)(b)	Certificate to be issued in connection with Contract filed as Exhibit 4(a) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-74844, filed on December 10, 2001);

(4)(c)	Flexible Payment Combination Fixed/Variable Individual Annuity Contract (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74844, filed on February 14, 2002);

(4)(d)	Sun Income Riser III Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-168710, filed on August 10, 2010);

(4)(e)	Sun Income Maximizer Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-168710, filed on August 10, 2010);

(4)(f)	Sun Income Maximizer Plus Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-168710, filed on August 10, 2010);

(5)(a)	Application to be used with Contract filed as Exhibit 4(a) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74884, filed on February 14, 2002);

(5)(b)	Application to be used with Certificate filed as Exhibit 4(b) and Contract filed as Exhibit 4(c) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74884, filed on February 14, 2002);

(6)(a)	Certificate of Incorporation of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 11, 2014);

(6)(b)	By-Laws of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 11, 2014);

(7)	Not Applicable;

(8)(a)	Participation Agreement dated February 17, 1998 by and among the Depositor, AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-82957, filed on February 3, 2000);

(8)(b)	Amended and Restated Participation Agreement dated September 1, 2004 by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Funds, and Fidelity Distributors Corporation. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 26, 2005);

(8)(c)	Participation Agreement dated May 1, 2001 by and among Sun Life Assurance Company of Canada (U.S.), the Depositor, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-82957, filed on July 27, 2001);

(8)(d)	Participation Agreement dated February 17, 1998 by and among Sun Life Assurance Company of Canada (U.S.), Lord Abbett Series Fund, Inc. and Lord, Abbett & Co. (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(8)(e)	Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102278, filed on December 31, 2002);

(8)(f)	Participation Agreement Among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(8)(g)	Participation Agreement Among Oppenheimer Variable Account Funds, Oppenheimer Funds, Inc. and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(8)(h)	Participation Agreement, dated December 3, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Lazard Asset Management Securities LLC, and Lazard Retirement Series, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008);

(8)(i)	Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated and Morgan Stanley Investment Management Inc. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 of Delaware Life Variable Account G, File No. 333-111688, filed on April 27, 2007);

(8)(j)	Participation Agreement, dated December 3, 2007, by and among Sun Life Assurance Company of Canada (U.S.), The Huntington Funds, Edgewood Services, Inc., and Huntington Asset Advisors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008);

(8)(k)	Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-111688, filed on December 30, 2005);

(8)(l)	Participation Agreement, dated September 30, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, First Eagle Sogen Variable Funds, Inc. and Arnhold and S. Bleichroeder, Inc. (Incorporated herein by reference to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-143353, filed on May 30, 2007);

(8)(m)	Participation Agreement, dated August 1, 2011, among Putnam Variable Trust, Putnam Retail Management Limited Partnership, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Pre-Effective Amendment No. 2 the Registration Statement of Delaware Life Variable Account K on Form N-4, File No. 333-173301, filed on August 10, 2011);

(8)(n)	Participation Agreement, dated August 1, 2011, among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Equity Series VIT, and PIMCO Investments LLC (Incorporated herein by reference to Pre-Effective Amendment No. 2 the Registration Statement of Delaware Life Variable Account K on Form N-4, File No. 333-173301, filed on August 10, 2011);

(8)(o)	Participation Agreement, dated May 1, 2011, among Wells Fargo Variable Trust, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Pre-Effective Amendment No. 1 the Registration Statement on Form N-4, File No. 333-173301, filed on June 8, 2011);

(8)(p)	Participation Agreement dated April 24, 2009, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment Management Inc., and, JPMorgan Funds Management, Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 the Registration Statement on Form N-4, File No. 333-173301, filed on June 8, 2011);

(8)(q)	Participation Agreement, dated December 10, 2012, by and among MFS Variable Insurance Trusts I, II and III, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-65048, filed December 10, 2012);

(8)(r)	Participation Agreement, restated April 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Independence Life and Annuity Company, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 29, 2013);

(9)	Opinion of Counsel as to the legality of the securities being registered and Consent to its use;*

(10)(a)	Consent of Independent Registered Public Accounting Firm;*

(10)(b)	Representation of Counsel pursuant to Rule 485(b);*

(11)	Not Applicable;

(12)	Not Applicable;

(13)	Schedule for Computation of Performance Quotations (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 033-41628, filed on April 29, 1998);

(14)(a)	Powers of Attorney;*

(14)(b)	Resolution of the Board of Directors of the depositor dated April 26, 2017, authorizing the use of powers of attorney for Officer signatures (Incorporated herein by reference to Post-Effective Amendment No. 54 to the Registration Statement on Form N-4, File No. 333-83516, filed on May 1, 2017);

(15)	Organizational Chart (Incorporated herein by reference to Post-Effective Amendment No. 54 to the Registration Statement on Form N-4, File No. 333-83516, filed on May 1, 2017).

(16)	Master Services Agreement by and between Sun Life Assurance Company of Canada (U.S.) and se2, Inc., dated December 1, 2013. (Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-6, File No. 333-143354, filed on April 29, 2015.)

*	Filed herewith

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor
Dennis A. Cullen 811 Turnberry Lane Northbrook, IL 60062	Director

David E. Sams, Jr. Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Executive Officer and Director

Daniel J. Towriss Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	President, Chief Risk Officer and Director

Michael S. Bloom Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and General Counsel and Secretary

Keith A. Dall Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Executive Vice President, Chief Actuary

Andrew F. Kenney Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Investment Officer

Jeffrey S. Lange Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Liability Hedging Officer

Michael K. Moran Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and Chief Accounting Officer and Treasurer

James D. Purvis Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Operating Officer

Robert S. Sabatino Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Information Technology and Operations

Michelle B. Wilcon Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Human Resources

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor, Delaware Life Insurance Company, which is a wholly-owned subsidiary of Delaware Life Holdings, LLC.

The organization chart of the Depositor and Registrant is incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement on Form N-4, File No. 333-83516, filed May 1, 2017.

None of the companies listed in such Exhibit 15 is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Delaware Life Insurance Company.

Item 27. NUMBER OF CONTRACT OWNERS

As of March 1, 2017, there were 4,729 qualified and 2,682 non-qualified contract owners.

Item 28. INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Delaware Life Insurance Company (a copy of which was filed as Exhibit (6)(b) to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, on August 11, 2014), provides for the indemnification of directors, officers and employees of Delaware Life Insurance Company. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Delaware Life Insurance Company pursuant to the certificate of incorporation, by-laws, or otherwise, Delaware Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Delaware Life Insurance Company of expenses incurred or paid by a director, officer, controlling person of Delaware Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Delaware Life Insurance Company will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Delaware Life Insurance Company, acts as general distributor for the Registrant, Delaware Life Variable Accounts C, D, E, G, I, K and L, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Delaware Life NY Variable Accounts A, B, C, D, J and N.

(b)	Name and Principal Business Address*	Position and Offices with Underwriter
	Thomas G. Seitz	President and Director
	Michael K. Moran	Financial Operations Principal and Treasurer and Director
	Michael S. Bloom	Secretary and Director

*	The principal business address of all directors and officers of the principal underwriter is 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451.

(c) Inapplicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Delaware Life Insurance Company at its offices at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451 at the offices of Clarendon Insurance Agency, Inc., at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451, or at the offices of se2, llc at 5801 SW 6th Avenue, Topeka, Kansas 66606-0001.

Item 31. MANAGEMENT SERVICES

Not Applicable.

Item 32. UNDERTAKINGS

The Registrant hereby undertakes:

(a)	To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)	To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d)	Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940: Delaware Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Waltham, and Commonwealth of Massachusetts on this 1st day of May, 2017.

DELAWARE LIFE VARIABLE ACCOUNT F
(Registrant)

DELAWARE LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Daniel J. Towriss*
Daniel J. Towriss
President

*By:	/s/ Kenneth N. Crowley
Kenneth N. Crowley
Assistant Vice President and
Senior Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Depositor, Delaware Life Insurance Company, and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ David E. Sams, Jr.* David E. Sams, Jr.	Chief Executive Officer and Director (Principal Executive Officer)	May 1, 2017

/s/ Michael K. Moran* Michael K. Moran	Senior Vice President and Chief Accounting Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	May 1, 2017

*By:	/s/ Kenneth N. Crowley Kenneth N. Crowley	Attorney-in-Fact for: Dennis A. Cullen, Director Daniel J. Towriss, Director	May 1, 2017

*	Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors for the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 54 to the Registration Statement on Form N-4, File No. 333-83516, filed on or about May 1, 2017. Powers of attorney are included herein as Exhibit 14(a).

EXHIBIT INDEX

(9)	Opinion of Counsel as to the legality of the securities being registered and Consent to its use

(10)(a)	Consent of Independent Registered Public Accounting Firm

(10)(b)	Representation of Counsel pursuant to Rule 485(b)

(14)(a)	Powers of Attorney